UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

One Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-612-671-1947

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report

March 31, 2010

Columbia U.S. Treasury

Index Fund

Not FDIC Insured   •   May Lose Value   •   No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William “Ted” Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds’ advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service Provider Name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC
Distributor	Columbia Management Investment Distributors, Inc.
Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds’ portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

[1]	Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia U.S. Treasury Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

–1.53% Class A shares
(without sales charge)

–1.22% Citigroup Bond U.S. Treasury Index[1]

Summary

■	For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned negative 1.53% without sales charge.

■	U.S. Treasury securities underperformed most other fixed-income asset classes.

■	Long-term rates rose during the period, while short-term yields remained at historically low levels.

Portfolio Management

Jonathan P. Carlson has managed the fund since March 2008 and has been associated with the advisor or its predecessors since 2007.

Effective May 1, 2010, William Finan and Orham Imer became co-managers of the fund replacing Jonathan P. Carlson. Mr. Finan and Mr. Imer have been associated with the advisor or its predecessor since 2009.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Citigroup Bond U.S. Treasury Index is composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citigroup Broad Investment-Grade Bond Index. Securities in the Citigroup Bond U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Economic Update – Columbia U.S. Treasury Index Fund

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of a slowdown in inventory reduction and of federal government stimulus spending. Hopes for a sustained recovery now depend on a variety of factors, including continued improvement in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of stabilizing, but stopped short of meaningful improvement during the period. Home sales moved higher in 2009 as new homebuyers took advantage of a federal tax credit. However, as the tax credit was set to expire in November 2009, sales slipped — and did not revive even though the tax credit was expanded and extended through April 2010. Housing prices remained relatively flat over the past year, but that was progress compared to 2008. The average home price fell sharply in 2008; and since then distressed properties, which account for approximately 40% of all housing sales, have held prices down because they are heavily discounted.

In the beleaguered labor market, there was some good news. While businesses continued to shed jobs through most of 2009, raising the unemployment rate to 9.7% at the end of period*, job data turned positive in March 2010, buoyed by a swell of temporary workers hired to conduct the national once-in-a-decade census. Consumer spending also trended higher in the second half of the period. In fact, March year-over-year sales made a significant jump upward. Despite these improvements, consumer confidence, as measured monthly by The Conference Board, an independent research organization, failed to gain much ground during the year. Consumers surveyed continue to cite uncertain business conditions and still-weak labor prospects for their concerns.

On the business side of the economy, manufacturing activity gained momentum. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — rose above 50 in July 2009 then rose for eight consecutive months to remain well above 50 for the remainder of the period. (An index value of 50+ indicates a growing economy.) Industrial production moved higher for eleven out of the past 12 months, and durable goods orders took off, with a big jump upward in January. Manufacturing capacity utilization inched upward to 72.7%.

Bonds returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 7.69%. Municipal bonds gained more than taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays

*	Source: U.S. Bureau of Labor Statistics

[1]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Summary

For the 12-month period that ended March 31, 2010

■

As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the BofA Merrill Lynch U.S. High Yield Cash Pay Index.

Barclays Aggregate Index	BofA ML Index

7.69%	55.67%

■	Stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

49.77%	54.44%

2

Economic Update (continued) – Columbia U.S. Treasury Index Fund

Capital Municipal Bond Index2 returned 9.69%. The high-yield bond market was even stronger than the broad stock market during the period. For the 12 months covered by this report, the BofA Merrill Lynch U.S. High Yield Cash Pay Index3 returned 55.67%.

The yield on the 10-year U.S. Treasury, a common bellwether for the bond market, rose from 2.7% to 3.8% during the 12-month period. Yet despite the pickup in economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate — the federal funds rate — close to zero throughout the period.

Stocks staged a solid comeback

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued with little interruption through the end of the period. The U.S. stock market returned 49.77% for the 12-month period, as measured by the S&P 500 Index.4 Mid-cap stocks outperformed large- and small-cap stocks, and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.5 Outside the United States, stock market returns were slightly stronger. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, gained 54.44% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in a downdraft in 2008, but they bounced back stronger than domestic or developed world markets as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index7 returned 81.08% (net of dividends, in U.S. dollars) for the 12-month period, after giving back some gains in the first quarter of 2010.

Past performance is no guarantee of future results.

[2]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

[3]	The BofA Merrill Lynch U.S. High Yield Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

[4]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[5]

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

[6]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

[7]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia U.S. Treasury Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.66
Class B	1.41
Class C	1.41
Class Z	0.41

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge:	without	with
Class A	16,886	16,077
Class B	15,986	15,986
Class C	16,159	16,159
Class Z	17,175	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Inception	11/25/02		11/25/02		11/25/02		06/04/91
Sales charge	without	with	without	with	without	with	without
1-year	–1.53	–6.20	–2.26	–7.04	–2.12	–3.07	–1.38
5-year	4.71	3.70	3.93	3.58	4.08	4.08	4.94
10-year	5.38	4.86	4.80	4.80	4.92	4.92	5.56

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class A, Class B, Class C and Class Z share performance information includes returns of Trust shares of the Galaxy II U.S. Treasury Index Fund, the predecessor to the Fund and a series of the Galaxy Fund (the “Predecessor Fund”), for periods prior to November 25, 2002, the date on which Class A, Class B, Class C and Class Z shares were initially offered by the Fund. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share class and the newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to November 25, 2002 would be lower for Class A, Class B and Class C shares.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia U.S. Treasury Index Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	996.30	1,022.69	2.24	2.27	0.45
Class B	1,000.00	1,000.00	992.60	1,018.95	5.96	6.04	1.20
Class C	1,000.00	1,000.00	993.30	1,019.70	5.22	5.29	1.05
Class Z	1,000.00	1,000.00	997.50	1,023.93	1.00	1.01	0.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager’s Report – Columbia U.S. Treasury Index Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)
Class A	11.12
Class B	11.12
Class C	11.12
Class Z	11.11

Distributions declared per share

04/01/09 – 03/31/10 ($)
Class A	0.34
Class B	0.26
Class C	0.27
Class Z	0.37

For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned negative 1.53% without sales charge. The fund’s Class Z shares returned negative 1.38%. The Citigroup Bond U.S. Treasury Index posted a total return of negative 1.22% over the same period. The fund incurs expenses while the index does not, and fees generally accounted for the slight difference between the fund’s return and that of the index. For this reason, we routinely lend the fund’s securities in an effort to offset the impact of fees, but the effect that this activity had on the portfolio over the last twelve months was not enough to offset the fees charged by the fund. In a challenging environment for Treasury securities, the fund held up considerably better than the average fund in its peer group, the Lipper General U.S. Treasury Funds Classification,1 which lost 4.48% for the period.

It is a relatively unusual circumstance for the Treasury index to produce negative returns for a 12-month period. In this case the unfavorable results were caused by several factors. One was that short-term Treasury yields were kept at historically low levels by the Federal Reserve Board as part of its ongoing efforts to stimulate the national economy. In addition, the supply/demand picture for longer maturities was unfavorable. As the macroeconomic picture improved, fixed-income investors sought riskier, higher-yielding alternatives to Treasury securities, but Treasury issuance remained extremely high as the government funded its various stimulus programs. The combination forced yields higher and long-term bond prices lower. The yield on the 30-year Treasury increased from 3.5 percent to 4.7 percent between March of 2009 and March of 2010, and the prices of longer-term bonds sustained double-digit percentage losses.

Inflation outlook

A widely-held belief that inflation would return to the national economic landscape also hurt the performance of longer-term Treasuries during the period. Our view was that this fear was either premature or exaggerated. We felt that the ongoing weakness in the housing market, coupled with a powerful trend toward deleveraging of financial and corporate balance sheets, would keep inflation at bay in the near term, and indeed the Consumer Price Index rose only moderately over the past 12 months.

Looking forward, however, the idea that vast quantities of stimulus money will eventually prove inflationary has widespread backing, and arguably becomes more likely as the economy improves. The Federal Reserve Board has yet to raise short-term rates in response to the inflation threat and may wait until late 2010 or even 2011 before acting. Yet, some upward move from today’s depressed levels appears inevitable. Weighing all of these factors, we take a cautious view of the Treasury market in the year ahead.

[1]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

6

Portfolio Manager’s Report (continued) – Columbia U.S. Treasury Index Fund

Maturity breakdown

as of 03/31/10 (%)
1-5 years	63.8
5-10 years	22.2
10-20 years	7.7
20 years and over	6.3

Asset allocation

as of 03/31/10 (%)
Government obligations	98.6
Cash & Equivalents	1.4

Maturity breakdown and asset allocation are calculated as a percentage of total investments, excluding securities lending collateral. The fund is actively managed and the composition of its portfolio will change over time.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

The value of the fund may be affected by interest rate changes and the creditworthiness of issuers held in the fund. When interest rates go up, bond prices typically drop, and vice versa.

The fund is subject to indexing risk. Your investment in the fund will typically decline in value when its index declines. Since the fund is designed to track its index, the fund cannot purchase other securities that may help offset declines in its index. In addition, because the fund may not hold all issues included in its index, may not always be fully invested and bears transaction costs and expenses, the fund’s performance may fail to match the performance of its index, after taking expenses into account. Security prices in a market, sector or industry may fall, reducing the value of your investment. Fund shares are not guaranteed or backed by the U.S. government or any agency.

7

Investment Portfolio – Columbia U.S. Treasury Index Fund

March 31, 2010

Government & Agency Obligations – 99.3%

	Par ($)	Value ($)
U.S. Treasury Bonds – 16.7%
3.500% 02/15/39 (a)	4,160,000	3,366,351
4.375% 11/15/39 (a)	3,140,000	2,969,263
4.500% 02/15/36 (a)	4,710,000	4,600,347
4.500% 05/15/38	3,750,000	3,638,085
4.500% 08/15/39 (a)	3,080,000	2,974,125
4.625% 02/15/40	3,325,000	3,277,203
5.000% 05/15/37 (a)	1,870,000	1,969,052
5.500% 08/15/28 (a)	2,665,000	2,985,216
6.125% 11/15/27 (a)	4,690,000	5,617,738
6.125% 08/15/29	1,310,000	1,577,321
6.250% 05/15/30	510,000	624,272
6.875% 08/15/25	2,005,000	2,562,328
7.250% 08/15/22 (a)	3,210,000	4,171,998
7.500% 11/15/16 (a)	7,115,000	8,985,469
7.875% 02/15/21 (a)	8,015,000	10,780,175
8.125% 08/15/21 (a)	735,000	1,008,558
8.750% 05/15/17	1,020,000	1,378,593

U.S. Treasury Bonds Total		62,486,094

U.S. Treasury Notes – 82.6%
0.750% 11/30/11 (a)	11,555,000	11,539,204
0.875% 01/31/12 (a)	16,205,000	16,186,008
1.000% 07/31/11 (a)	8,070,000	8,111,609
1.000% 08/31/11 (a)	11,750,000	11,804,156
1.000% 09/30/11 (a)	12,900,000	12,951,897
1.000% 10/31/11	5,895,000	5,915,497
1.125% 06/30/11 (a)	10,160,000	10,233,823
1.125% 01/15/12 (a)	3,935,000	3,949,449
1.375% 05/15/12 (a)	7,040,000	7,083,451
1.375% 09/15/12 (a)	3,760,000	3,768,227
1.375% 01/15/13 (a)	3,950,000	3,937,348
1.750% 08/15/12 (a)	2,165,000	2,191,556
1.875% 06/15/12 (a)	6,475,000	6,580,724
1.875% 02/28/14 (a)	9,160,000	9,082,708
1.875% 04/30/14 (a)	10,805,000	10,674,162
2.125% 11/30/14	3,950,000	3,898,156
2.250% 01/31/15 (a)	12,055,000	11,924,095
2.375% 08/31/14 (a)	3,730,000	3,738,743
2.375% 09/30/14 (a)	5,285,000	5,286,649
2.375% 10/31/14	9,865,000	9,851,899
2.500% 03/31/13 (a)	6,390,000	6,565,227
2.625% 06/30/14 (a)	10,370,000	10,523,123
2.625% 07/31/14	3,100,000	3,142,383
2.625% 04/30/16	4,620,000	4,522,906
2.750% 02/15/19 (a)	8,135,000	7,550,931
3.125% 04/30/13	960,000	1,003,500
3.125% 09/30/13 (a)	12,500,000	13,034,175
3.125% 01/31/17	9,440,000	9,372,891
3.375% 11/15/19 (a)	6,980,000	6,735,156

	Par ($)	Value ($)
3.500% 02/15/18 (a)	5,670,000	5,687,276
3.625% 08/15/19	5,925,000	5,852,786
3.625% 02/15/20	2,575,000	2,531,145
3.875% 02/15/13 (a)	7,695,000	8,211,404
3.875% 05/15/18 (a)	5,425,000	5,561,894
4.000% 02/15/15	7,195,000	7,703,147
4.000% 08/15/18	7,905,000	8,142,767
4.250% 08/15/14 (a)	4,445,000	4,820,047
4.250% 11/15/17 (a)	8,150,000	8,621,168
4.500% 09/30/11 (a)	3,065,000	3,237,167
4.500% 04/30/12 (a)	7,780,000	8,334,325
4.500% 02/15/16 (a)	4,500,000	4,901,836
4.750% 05/15/14 (a)	11,170,000	12,332,373
4.750% 08/15/17 (a)	2,265,000	2,477,520

U.S. Treasury Notes Total		309,574,508

Total Government & Agency Obligations (cost of $364,779,882)		372,060,602

Securities Lending Collateral – 24.8%
	Shares
State Street Navigator Securities Lending Prime Portfolio (b) (7 day yield of 0.219%)	92,543,709	92,543,709

Total Securities Lending Collateral (cost of $92,543,709)		92,543,709

Short-Term Obligation – 1.4%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10 due 04/01/10 at 0.000%, collateralized by a U.S. Treasury obligation maturing 11/30/16, market value $5,285,250 (repurchase proceeds $5,181,000)	5,181,000	5,181,000

Total Short-Term Obligation (cost of $5,181,000)		5,181,000

Total Investments – 125.5% (cost of $462,504,591)(c)		469,785,311

Obligation to Return Collateral for Securities Loaned – (24.8)%		(92,543,709)

Other Assets & Liabilities, Net – (0.7)%		(2,780,464)

Net Assets – 100.0%		374,461,138

See Accompanying Notes to Financial Statements.

8

Columbia U.S. Treasury Index Fund

March 31, 2010

Notes to Investment Portfolio:

(a)	All or a portion of this security was on loan at March 31, 2010. The total market value of securities on loan at March 31, 2010 is $87,382,767.

(b)	Investment made with cash collateral received from securities lending activity.

(c)	Cost for federal income tax purposes is $464,271,826.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Government & Agency Obligations	$372,060,602	$—	$—	$372,060,602

Total Short-Term Obligation	—	5,181,000	—	5,181,000
Total Securities Lending Collateral	92,543,709	—	—	92,543,709

Total Investments	$464,604,311	$5,181,000	$—	$469,785,311

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the Fund held investments in the following:

Holdings by Revenue Source (Unaudited)	% of Net Assets
U.S. Treasury Notes	82.6
U.S. Treasury Bonds	16.7

99.3
Securities Lending Collateral	24.8
Short-Term Obligation	1.4
Obligation to Return Collateral for Securities Loaned	(24.8)
Other Assets & Liabilities, Net	(0.7)

100.0

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities – Columbia U.S. Treasury Index Fund

March 31, 2010

		($)
Assets	Investments, at cost	462,504,591

	Investments at value (including securities on loan of $87,382,767)	469,785,311
	Cash	842
	Receivable for:
	Investments sold	43,202,198
	Fund shares sold	242,451
	Interest	2,367,068
	Securities lending	4,908
	Expense reimbursement due from investment advisor	67,630
	Trustees’ deferred compensation plan	24,296

	Total Assets	515,694,704

Liabilities	Collateral on securities loaned	92,543,709
	Payable for:
	Investments purchased	33,948,490
	Fund shares repurchased	14,162,953
	Distributions	390,624
	Investment advisory fee	33,127
	Administration fee	99,381
	Trustees’ fees	688
	Distribution and service fees	29,877
	Trustees’ deferred compensation plan	24,296
	Other liabilities	421

	Total Liabilities	141,233,566

	Net Assets	374,461,138

Net Assets Consist of	Paid-in capital	368,556,990
	Overdistributed net investment income	(1,436,450)
	Accumulated net realized gain	59,878
	Net unrealized appreciation (depreciation) on investments	7,280,720

	Net Assets	374,461,138

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities (continued) – Columbia U.S. Treasury Index Fund

March 31, 2010

Class A	Net assets	$47,104,885
	Shares outstanding	4,237,821
	Net asset value per share	$11.12	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($11.12/0.9525)	$11.67	(b)

Class B	Net assets	$5,809,865
	Shares outstanding	522,688
	Net asset value and offering price per share	$11.12	(a)

Class C	Net assets	$19,568,018
	Shares outstanding	1,760,483
	Net asset value and offering price per share	$11.12	(a)

Class Z	Net assets	$301,978,370
	Shares outstanding	27,169,209
	Net asset value, offering and redemption price per share	$11.11

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

11

Statement of Operations – Columbia U.S. Treasury Index Fund

For the Year Ended March 31, 2010

		($)
Investment Income	Interest	10,516,780
	Securities lending	263,348

	Total Investment Income	10,780,128

Expenses	Investment advisory fee	374,018
	Administration fee	1,122,055
	Distribution fee:
	Class B	56,393
	Class C	184,245
	Service fee:
	Class A	148,960
	Class B	18,798
	Class C	61,427
	Trustees’ fees	34,895
	Other expenses	1,808

	Expenses before interest expense	2,002,599
	Interest expense	47

	Total Expenses	2,002,646

	Fees waived or expenses reimbursed by investment advisor	(659,969)
	Fees waived by distributor – Class C	(36,843)

	Net Expenses	1,305,834

	Net Investment Income	9,474,294

Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	3,023,496
	Net change in unrealized appreciation (depreciation) on investments	(18,819,863)

	Net Loss	(15,796,367)

	Net Decrease Resulting from Operations	(6,322,073)

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets – Columbia U.S. Treasury Index Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment income	9,474,294	11,467,061
	Net realized gain on investments	3,023,496	4,990,291
	Net change in unrealized appreciation (depreciation) on investments	(18,819,863)	10,008,567

	Net increase (decrease) resulting from operations	(6,322,073)	26,465,919

Distributions to Shareholders	From net investment income:
	Class A	(1,809,403)	(1,679,605)
	Class B	(172,057)	(176,569)
	Class C	(598,810)	(535,850)
	Class Z	(9,187,511)	(11,238,690)
	From net realized gains:
	Class A	(8,095)	—
	Class B	(985)	—
	Class C	(3,463)	—
	Class Z	(43,196)	—

	Total distributions to shareholders	(11,823,520)	(13,630,714)

	Net Capital Stock Transactions	(23,765,633)	91,137,254

	Total increase (decrease) in net assets	(41,911,226)	103,972,459

Net Assets	Beginning of period	416,372,364	312,399,905
	End of period	374,461,138	416,372,364
	Overdistributed net investment income at end of period	(1,436,450)	(1,601,721)

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets (continued) – Columbia U.S. Treasury Index Fund

	Capital Stock Activity
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,609,304	29,342,018	10,949,753	124,386,787
Distributions reinvested	118,760	1,337,514	109,889	1,251,843
Redemptions	(5,286,491)	(59,286,808)	(5,844,659)	(67,488,577)

Net increase (decrease)	(2,558,427)	(28,607,276)	5,214,983	58,150,053
Class B
Subscriptions	79,716	903,954	842,126	9,545,620
Distributions reinvested	13,425	151,199	13,789	156,456
Redemptions	(444,946)	(5,010,830)	(301,843)	(3,434,104)

Net increase (decrease)	(351,805)	(3,955,677)	554,072	6,267,972
Class C
Subscriptions	491,532	5,532,053	3,253,184	36,876,432
Distributions reinvested	42,325	476,675	39,088	445,060
Redemptions	(1,560,413)	(17,516,830)	(1,100,021)	(12,591,972)

Net increase (decrease)	(1,026,556)	(11,508,102)	2,192,251	24,729,520
Class Z
Subscriptions	15,215,394	170,416,067	15,939,555	180,155,451
Distributions reinvested	438,084	4,930,440	574,256	6,414,532
Redemptions	(13,798,165)	(155,041,085)	(16,430,119)	(184,580,274)

Net increase	1,855,313	20,305,422	83,692	1,989,709

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010	2009		2008		2007	2006
Net Asset Value, Beginning of Period	$11.64	$11.27		$10.53		$10.45	$10.72

Income from Investment Operations:
Net investment income (a)	0.27	0.33		0.43		0.42	0.39
Net realized and unrealized gain (loss) on investments	(0.45)	0.45		0.78		0.12	(0.24)

Total from investment operations	(0.18)	0.78		1.21		0.54	0.15

Less Distributions to Shareholders:
From net investment income	(0.34)	(0.41)		(0.47)		(0.46)	(0.42)
From net realized gains	— (b)	—		—		—	—

Total distributions to shareholders	(0.34)	(0.41)		(0.47)		(0.46)	(0.42)

Net Asset Value, End of Period	$11.12	$11.64		$11.27		$10.53	$10.45
Total return (c)(d)	(1.53)%	7.13%		11.77	%(e)	5.30%	1.38%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.48%	0.55	%(f)	0.57	%(f)	0.60%	0.63%
Interest expense (g)	—%	—%		—%		—%	—%
Net expenses	0.48%	0.55	%(f)	0.57	%(f)	0.60%	0.63%
Waiver/Reimbursement	0.18%	0.11%		0.09%		0.06%	0.03%
Net investment income	2.44%	2.91	%(f)	3.94	%(f)	4.05%	3.60%
Portfolio turnover rate	118%	126%		47%		39%	36%
Net assets, end of period (000s)	$47,105	$79,114		$17,817		$5,235	$3,208

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010	2009		2008		2007	2006
Net Asset Value, Beginning of Period	$11.64	$11.27		$10.53		$10.45	$10.72

Income from Investment Operations:
Net investment income (a)	0.19	0.25		0.35		0.35	0.31
Net realized and unrealized gain (loss) on investments	(0.45)	0.45		0.78		0.11	(0.24)

Total from investment operations	(0.26)	0.70		1.13		0.46	0.07

Less Distributions to Shareholders:
From net investment income	(0.26)	(0.33)		(0.39)		(0.38)	(0.34)
From net realized gains	— (b)	—		—		—	—

Total distributions to shareholders	(0.26)	(0.33)		(0.39)		(0.38)	(0.34)

Net Asset Value, End of Period	$11.12	$11.64		$11.27		$10.53	$10.45
Total return (c)(d)	(2.26)%	6.32%		10.95	%(e)	4.52%	0.62%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.23%	1.30	%(f)	1.32	%(f)	1.35%	1.38%
Interest expense (g)	—%	—%		—%		—%	—%
Net expenses	1.23%	1.30	%(f)	1.32	%(f)	1.35%	1.38%
Waiver/Reimbursement	0.18%	0.11%		0.09%		0.06%	0.03%
Net investment income	1.69%	2.19	%(f)	3.25	%(f)	3.31%	2.85%
Portfolio turnover rate	118%	126%		47%		39%	36%
Net assets, end of period (000s)	$5,810	$10,179		$3,610		$1,488	$1,615

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010	2009		2008		2007	2006
Net Asset Value, Beginning of Period	$11.64	$11.27		$10.53		$10.45	$10.72

Income from Investment Operations:
Net investment income (a)	0.21	0.26		0.36		0.36	0.32
Net realized and unrealized gain (loss) on investments	(0.46)	0.45		0.78		0.12	(0.23)

Total from investment operations	(0.25)	0.71		1.14		0.48	0.09

Less Distributions to Shareholders:
From net investment income	(0.27)	(0.34)		(0.40)		(0.40)	(0.36)
From net realized gains	— (b)	—		—		—	—

Total distributions to shareholders	(0.27)	(0.34)		(0.40)		(0.40)	(0.36)

Net Asset Value, End of Period	$11.12	$11.64		$11.27		$10.53	$10.45
Total return (c)(d)	(2.12)%	6.48%		11.09	%(e)	4.67%	0.77%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.08%	1.15	%(f)	1.17	%(f)	1.20%	1.23%
Interest expense (g)	—%	—%		—%		—%	—%
Net expenses	1.08%	1.15	%(f)	1.17	%(f)	1.20%	1.23%
Waiver/Reimbursement	0.33%	0.26%		0.24%		0.21%	0.18%
Net investment income	1.83%	2.28	%(f)	3.30	%(f)	3.44%	3.01%
Portfolio turnover rate	118%	126%		47%		39%	36%
Net assets, end of period (000s)	$19,568	$32,440		$6,702		$973	$1,060

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia U.S. Treasury Index Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010	2009		2008		2007	2006
Net Asset Value, Beginning of Period	$11.64	$11.27		$10.53		$10.45	$10.72

Income from Investment Operations:
Net investment income (a)	0.30	0.37		0.46		0.45	0.41
Net realized and unrealized gain (loss) on investments	(0.46)	0.44		0.77		0.12	(0.23)

Total from investment operations	(0.16)	0.81		1.23		0.57	0.18

Less Distributions to Shareholders:
From net investment income	(0.37)	(0.44)		(0.49)		(0.49)	(0.45)
From net realized gains	— (b)	—		—		—	—

Total distributions to shareholders	(0.37)	(0.44)		(0.49)		(0.49)	(0.45)

Net Asset Value, End of Period	$11.11	$11.64		$11.27		$10.53	$10.45
Total return (c)(d)	(1.38)%	7.40%		12.04	%(e)	5.53%	1.62%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.23%	0.30	%(f)	0.33	%(f)	0.38%	0.39%
Interest expense (g)	—%	—%		—%		—%	—%
Net expenses	0.23%	0.30	%(f)	0.33	%(f)	0.38%	0.39%
Waiver/Reimbursement	0.18%	0.11%		0.09%		0.07%	0.04%
Net investment income	2.64%	3.31	%(f)	4.24	%(f)	4.28%	3.83%
Portfolio turnover rate	118%	126%		47%		39%	36%
Net assets, end of period (000s)	$301,978	$294,640		$284,271		$138,132	$136,609

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Notes to Financial Statements – Columbia U.S. Treasury Index Fund

March 31, 2010

Note 1. Organization

Columbia U.S. Treasury Index Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return that corresponds to the total return of the Citigroup Bond U.S. Treasury Index, before fees and expenses.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

19

Columbia U.S. Treasury Index Fund

March 31, 2010

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially

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Columbia U.S. Treasury Index Fund

March 31, 2010

all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount reclasses were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$2,458,758	$(2,458,756)	$(2)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	March 31, 2010	March 31, 2009
Distributions paid from:
Ordinary Income*	$11,767,781	$13,626,250
Long-Term Capital Gains	55,739	4,464

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$405,125	$402,747	$5,513,485

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$6,678,385
Unrealized depreciation	(1,164,900)
Net unrealized appreciation	$5,513,485

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The

21

Columbia U.S. Treasury Index Fund

March 31, 2010

Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte, Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.10% of the Fund’s average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise Financial”). The transaction (“Transaction”) includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about April 30, 2010 (the “Closing”).

In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. On March 3, 2010, the Fund’s shareholders approved, among other matters, the proposed investment management services agreement with the New Advisor. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the Closing. The New Advisor will change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative services to the Fund pursuant to an administrative services agreement. Columbia, from the administration fee it receives from the Fund, pays all expenses of the Fund, except the fees and expenses of the Trustees who are not interested persons, service and distribution fees, brokerage fees and commissions, interest expense and extraordinary expenses. Columbia receives a monthly administration fee for its services as administrator at the annual rate of 0.30% of the average daily net assets of the Fund.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended March 31, 2010, the Distributor has retained net underwriting discounts $9,858 on sales of the Fund’s Class A shares and received net CDSC fees of $20,761 and $45,774 on Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the “New Distributor”), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor will change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fees do not exceed 0.85% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

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Columbia U.S. Treasury Index Fund

March 31, 2010

Minimum Account Balance Fee

An annual minimum account balance fee of up to $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations. For the year ended March 31, 2010, no minimum account balance fees were charged by the Fund.

Fee Waivers and Expense Reimbursements

Effective August 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.20% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time. Prior to August 1, 2009, Columbia contractually agreed to reimburse the Fund so that ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, did not exceed 0.30% of the Fund’s average daily net assets on an annualized basis.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Portfolio Information

For the year ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $436,252,963 and $453,348,203, respectively, all of which were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $1,200,000 at a weighted average interest rate of 1.424%.

Note 7. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the

23

Columbia U.S. Treasury Index Fund

March 31, 2010

event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 8. Shares of Beneficial Interest

As of March 31, 2010, 37.4% of the Fund’s shares outstanding were beneficially owned by two participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of March 31, 2010, no other shareholders owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the

24

Columbia U.S. Treasury Index Fund

March 31, 2010

SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 10. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended March 31, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events or transactions have occurred that would require adjustment of the financial statements as presented. On April 30, 2010, the Transaction disclosed in Note 4 closed. Effective May 1, 2010, the New Advisor became the investment advisor and administrator of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC. On that date, the New Transfer Agent became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. Also on that date, the New Distributor became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia U.S. Treasury Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Treasury Index Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 21, 2010

26

Federal Income Tax Information (Unaudited) – Columbia U.S. Treasury Fund

The Fund hereby designates as a capital gain dividend with respect to the taxable year ended March 31, 2010, $481,410 or, if subsequently determined to be different, the net capital gain of such year.

27

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 65; Mrs. Fields

Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital Inc. (real estate investments trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 65; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 65; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 65; None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 65; None

28

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)

President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of

Faculties, Boston College from August 1999 to October 2005. Oversees 65; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 65; None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 65; None

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 65; None

29

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

William E. Mayer[1] (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 65;

Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

30

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)
53600 Ameriprise financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

31

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (Born 1958)
One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)
100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the current advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”) and reviews materials relating to the funds’ relationships with Columbia provided by the Fee Consultant. Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the Fee Consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009.

The Board of Trustees also unanimously approved new advisory agreements (the “New Agreements”) for the funds with RiverSource Investments, LLC (to be renamed Columbia Management Investment Advisers, LLC) (“RiverSource”) at a meeting held on December 17, 2009. The New Agreements have since been approved by shareholders of the funds and are expected to take effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. (“Ameriprise”), the parent company of RiverSource Investments, LLC (the “Transaction”).

The Advisory Fees and Expenses Committee met on multiple occasions to review the New Agreements for the funds. On

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December 14, 2009, the Advisory Fees and Expenses Committee recommended that the full Board approve the New Agreements. On December 17, 2009, the full Board, including a majority of the Independent Trustees, approved the New Agreements. Prior to their approval of the New Agreements, the Advisory Fees and Expenses Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, Bank of America Corp., Columbia, RiverSource and Ameriprise. In connection with their most recent approval of the Agreements (as discussed above) on October 28, 2009, the Advisory Fees and Expenses Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Advisory Fees and Expenses Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the New Agreements and other matters relating to the Transaction with representatives of Bank of America Corp., Columbia, RiverSource and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each New Agreement, as well as certain information obtained through RiverSource’s responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Advisory Fees and Expenses Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the Fee Consultant (as discussed above).

In considering whether to approve the New Agreements and to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. In particular, the Trustees considered the following matters:

Matters Relating to the Agreements and the New Agreements

The nature, extent and quality of the services provided or to be provided to the funds under the Agreements and the New Agreements. The Trustees considered the nature, extent and quality of the services provided and the resources dedicated by Columbia and its affiliates (or to be provided and dedicated by RiverSource and its affiliates) to the funds.

Among other things, the Trustees considered, with respect to Columbia and its affiliates, (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

Among other things, the Trustees considered, with respect to RiverSource and its affiliates, (i) the expected effect of the Transaction on the operations of the funds, (ii) the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, (iii) RiverSource’s compliance program and compliance record, (iv) the ability of RiverSource (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, (v) the trade execution services to be provided on behalf of the funds and (vi) the quality of RiverSource’s investment research capabilities and the other resources that it indicated it would devote to each fund. As noted above, the Trustees also considered RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the

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same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams. The Trustees also noted the professional experience and qualifications of the senior personnel of RiverSource. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the funds by RiverSource and its affiliates, including discussions with the funds’ Chief Compliance Officer regarding RiverSource’s compliance program. The Trustees also discussed RiverSource’s compliance program with the Chief Compliance Officer for the RiverSource funds. The Trustees also considered RiverSource’s representation that the funds’ Chief Compliance Officer would serve as the Chief Compliance Officer of RiverSource following the Transaction. The Trustees considered RiverSource’s ability to provide administrative services to the funds, noting that while some Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered RiverSource’s ability to coordinate the activities of each fund’s other service providers. The Trustees considered performance information provided by RiverSource with respect to other mutual funds advised by RiverSource, and discussed with senior executives of RiverSource its process for identifying which portfolio management teams of the legacy Columbia and RiverSource organizations would be responsible for the management of the funds following the Transaction.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of services provided by Columbia supported the continuation of the Agreements, and that the nature, extent and quality of services expected to be provided by RiverSource supported approval of the New Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates, and the expected costs of the services to be provided and the profits expected to be realized by RiverSource and its affiliates, from their relationships with the funds. With respect to Columbia and its affiliates, the Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia U.S. Treasury Index Fund’s total expenses were in the fifth quintile and actual management fees were in the fourth quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

In connection with the integration of the legacy Columbia and RiverSource organizations, the Trustees considered, among other things, RiverSource’s projected annual net expense synergies (reductions in the cost of providing services to the funds), the timetable over which such synergies are expected

35

to be realized and the extent to which any such synergies are expected to be shared with the funds. The Trustees also considered information provided by RiverSource regarding their respective financial conditions. The Trustees considered that RiverSource proposed to continue voluntary expense caps currently in effect for the funds and that RiverSource had undertaken not to change these caps without further discussion with the Independent Trustees.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement pertaining to that fund, and that the expected profitability to RiverSource and its affiliates from its relationship with each fund supported the approval of the New Agreements.

Economies of Scale. With respect to Columbia and its affiliates, the Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

With respect to RiverSource and its affiliates, the Trustees considered the existence of any anticipated economies of scale in the provision by RiverSource of services to each fund, to groups of related funds and to RiverSource’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the funds. The Trustees considered Ameriprise’s anticipated net expense synergies resulting from the Transaction, and considered the possibility that the funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the funds and their shareholders. The Trustees considered the potential effect of the Transaction on the distribution of the funds, and noted that the proposed management fee schedules for the funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were shared or expected to be shared with the funds supported the continuation of the Agreements and the approval of the New Agreements.

Matters Relating to the Agreements

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance,

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including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia U.S. Treasury Index Fund’s performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-, three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement pertaining to that fund.

Other Factors. The Trustees also considered other factors with respect to Columbia and its affiliates, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the Fee Consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Matters Relating to the New Agreements

The Trustees considered all materials that they, their legal counsel or RiverSource believed reasonably necessary to evaluate and to determine whether to approve the New Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees’ approvals included the factors set forth below:

(i)	the reputation, financial strength, regulatory histories and resources of RiverSource and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance, including an assessment of RiverSource’s compliance system by the funds’ Chief Compliance Officer;

(iii)	the qualifications of the personnel of RiverSource that would be expected to provide advisory services to each fund, including RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource, and that the process for determining the portfolio management team for each fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams;

(iv)	the terms and conditions of the New Agreements, including the differences between the New Agreements and the Agreements;

(v)	the terms and conditions of other agreements and arrangements relating to the future operations of the funds, including an administrative services agreement and a Master Services and Distribution Agreement;

(vi)	the commitment of RiverSource and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each fund or its shareholders following closing of the Transaction;

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(vii)	that the Trustees recently had completed a full annual review of the Agreements, as required by the 1940 Act, for each fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each fund were sufficient to warrant their approval;

(viii)	that the advisory fee rates payable by each fund would not change;

(ix)	that RiverSource and Bank of America, and not any fund, would bear the costs of obtaining approvals of the New Agreement;

(x)	that Ameriprise and RiverSource had agreed to exercise reasonable best efforts to assure that, for a period of two years after the closing of the Transaction, there would not be imposed on any fund any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into RiverSource and its affiliates as a result of the Transaction also have experience in integrating fund families; and that the senior management of RiverSource following the Transaction would include certain senior executives of Columbia who are currently responsible for oversight of services provided to the funds.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each fund to RiverSource under the New Agreements are the same as those currently paid by each fund to Columbia under the Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the continuance of the Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each fund supported the continuation of the agreement pertaining to that fund.

The Trustees noted that in certain cases the effective advisory fee rate for a RiverSource fund was lower than the proposed investment advisory fee rate for a fund with generally similar investment objectives and strategies. The Trustees also noted that RiverSource’s investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the funds, consistent with those in the Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and RiverSource’s undertaking not to change expense caps previously implemented by Columbia with respect to the funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by RiverSource to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, RiverSource’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for RiverSource and the additional resources required to manage mutual funds effectively. In evaluating each fund’s expected advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund.

The Trustees also considered that for certain funds, certain administrative services that are provided under the Agreements would not be provided under the New Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although RiverSource had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise’s and RiverSource’s covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each fund supported the approval of the New Agreements.

Other Benefits to RiverSource. The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by RiverSource and its affiliates as a result of their relationships with the funds, such as the engagement of RiverSource to provide administrative services to the funds and the engagement of RiverSource’s

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affiliates to provide distribution and transfer agency services to the funds. The Trustees considered that the funds’ distributor, which would be an affiliate of RiverSource, retains a portion of the distribution fees from the funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the funds. The Trustees also considered the benefits of research made available to RiverSource by reason of brokerage commissions generated by the funds’ securities transactions, and reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that RiverSource’s profitability would be somewhat lower without these benefits.

Conclusions

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the Fee Consultant, the Trustees, including the Independent Trustees, (i) approved the continuance of each of the Agreements through October 31, 2010 and (ii) approved each New Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMDI”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

[1]	CMA and CMDI are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.	Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.	The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.	The Atlantic equity Funds’ overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.	A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.

The Funds’ management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total

41

expenses; four Funds are in the fifth quintile for actual management fees.

11.	The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.	The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees’ Advisory Contract Review Process

14.	The Trustees’ evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds’ management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

42

20.	CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.	In 2008, CMG’s pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a “Review Fund”) to include criteria that focus exclusively on performance. The Trustees’ supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG’s own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)	Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)	Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG’s management of these Funds.

4)	Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)	Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund

43

expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)	Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund’s contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)	Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year’s profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year’s practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)	Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)	Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have

44

previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully Submitted,

Steven E. Asher

45

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005

Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the Atlantic Funds (the “Transaction”).3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the “Management Agreements”) with RiverSource Investments, LLC (“RI”),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees’ consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

[3]

Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the “Preliminary Response”), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

[4]

Ameriprise intends to re-brand RI with the “Columbia” name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

46

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG’s views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

■

Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds. [5]

■	tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

■

extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

■

information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI’s profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

■

disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

■

a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

[5]

On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that “most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process.”

47

Proxy Voting Results

Columbia U.S. Treasury Index Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
228,209,609	6,446,980	4,570,708	30,594,675

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
206,007,721	28,644,587	4,574,956	30,594,708

Proposal 3: Each of the nominees for trustees was elected to the Trust’s Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

48

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia U.S. Treasury Index Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor*

Columbia Management Investment

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 02110

* As of May 1, 2010.

49

One Financial Center

Boston, MA 02111-2621

Columbia U.S. Treasury Index Fund

Annual Report, March 31, 2010

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/44508-0310 (05/10) 10/JOB1D5

Annual Report

March 31, 2010

Columbia World Equity Fund

Not FDIC Insured   •   May Lose Value   •   No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William “Ted” Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds’ advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC
Distributor	Columbia Management Investment Distributors, Inc.
Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds’ portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

[1]	Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia World Equity Fund

Summary

■	For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 52.96% without sales charge.

■

The fund did slightly better than it benchmark, the MSCI World Index,[1] which returned 52.37%, and better than the average return of the funds in its peer group, the Lipper Global Large-Cap Core Funds Classification,[2] which returned 50.90%.

■

The recent growth in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

■

Allocations to Columbia Greater China Fund and Columbia Emerging Markets Fund, which cover markets that are not included in the index, aided performance. A relative underweight in Japan also aided results, as did an underweight in utilities, a defensive sector.

Portfolio Management

Fred Copper has co-managed the fund since 2005 and has been associated with the advisor or its predecessors since September 2005.

Colin Moore has co-managed the fund since 2004 and has been associated with the advisor or its predecessors since 2002.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Morgan Stanley Capital International (MSCI) World Index is an index that tracks the performance of global stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+52.96% Class A shares
(without sales charge)

+52.37% MSCI World Index

Morningstar Style Box™

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

1

Economic Update – Columbia World Equity Fund

Summary

For the 12-month period that ended March 31, 2010

■	After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index, the MSCI EAFE Index and the MSCI Emerging Markets Index.

S&P Index	MSCI EAFE Index

49.77%	54.44%

MSCI EM Index

81.08%

After a deep and difficult recession, the World Bank estimates that global gross domestic product (GDP) declined 2.2% in 2009. However, many economies began to regain their footing midway through the year. Growth turned positive in the second half of 2009 in the United States, Japan, the United Kingdom, Germany and France. In some smaller eurozone countries, such as Spain and Italy, recession continued throughout the year, and debt remains a problem for Greece, Spain, Portugal and Italy. For 2010, we believe global economic growth could potentially rise at a rate of 2.7%.

Stimulus spending aided recovery

Growth around the world was aided by government stimulus spending, but the emerging markets of China, India and Brazil were notable for their use of stimulus to help jumpstart the global recovery. All three countries have capitalized on prudent policies put in place over the past decade to stimulate domestic demand and succeeded through a combination of spending, tax cuts and other incentives.

Hopes for a sustained recovery around the world now depend on a rebound in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the export markets, the latter of which appears to be underway. According to Moodys.com, surveys of manufacturers across the world show export orders up after the steepest decline in trade since the 1930s. The employment picture in developed countries is also improving, in the sense that job losses have slowed in many countries and the United States has experienced some growth in the labor market. However, we believe it could take until 2011 for job growth to accelerate in a meaningful way, raising concerns about the sustainability of recovery where unemployment remains stubbornly high.

Manufacturing activity has picked up around the world, and the technology sector has been a significant beneficiary. Demand for both hardware and software has increased after a sharp decline in 2008 and 2009. India reports that its outsourcing pipeline is filling again. In the United States, the manufacturing sector was one of the first signs that the economy was on the mend. In Asia and South America, stimulus spending, strong domestic demand and a rebound in trade have driven manufacturing activity sharply higher. However, increased manufacturing activity in eurozone countries lag the rest of the world.

Stocks bottomed, then rebounded

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued throughout the period. The U.S. stock market returned 49.77% for the 12-month period, as measured by the S&P 500 Index.1 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,2 a broad gauge of stock market performance in foreign developed markets, gained 54.44% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in a downdraft in 2008, but they bounced back stronger than domestic or developed world markets in

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

2

Economic Update (continued) – Columbia World Equity Fund

2009 as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index3 returned 81.08% (net of dividends, in U.S. dollars), led by strong performances from India and the regions of Eastern Europe and South America. However, weak returns in the final months of the period detracted from emerging market returns, especially in China and Brazil.

Past performance is no guarantee of future results.

[3]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia World Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.68
Class B	2.43
Class C	2.43

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from expenses incurred by the investment companies, including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia World Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)
Sales charge:	without	with
Class A	8,159	7,690
Class B	7,568	7,568
Class C	7,551	7,551

Average annual total return as of 03/31/10 (%)

Share class	A		B		C
Inception	10/15/91		03/27/95		03/27/95
Sales charge	without	with	without	with	without	with
1-year	52.96	44.16	51.99	46.99	51.92	50.92
5-year	2.55	1.35	1.80	1.46	1.79	1.79
10-year	–2.01	–2.59	–2.75	–2.75	–2.77	–2.77

4

Understanding Your Expenses – Columbia World Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,057.50	1,017.95	7.18	7.04	1.40
Class B	1,000.00	1,000.00	1,055.00	1,014.21	11.02	10.80	2.15
Class C	1,000.00	1,000.00	1,054.10	1,014.21	11.01	10.80	2.15

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia World Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)
Class A	11.19
Class B	10.62
Class C	10.60

Distributions declared per share

04/01/09 – 03/31/10 ($)
Class A	0.22
Class B	0.13
Class C	0.13

For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 52.96% without sales charge. The fund outperformed its benchmark, the MSCI World Index, which returned 52.37%. It also did better than the 50.90% average return of funds in its peer group, the Lipper Global Large-Cap Core Funds Classification. The fund benefited from allocations to Columbia Greater China Fund and Columbia Emerging Markets Fund (1.5% and 3.4% of net assets, respectively), which cover markets that are not included in the index. We emphasized these funds because we believed that China and other emerging markets were likely to be leaders during the early phase of a global economic recovery. A relative underweight in Japan also aided results. An underweight in utilities, a defensive sector, was also helpful to relative performance.

Financial stocks led performance

Early in the period, we began moving out of defensive sectors and into areas that were more closely linked to a global economic recovery. Because sectors that are sensitive to low interest rates are usually among the first to rebound from recession, we built an overweight position relative to the benchmark in financials. Both the overweight and stock selection in the sector contributed strongly to return. A relatively large position in Spain’s Banco Santander (1.0% of net assets), a financial institution with significant exposure to Latin America, was particularly helpful. UK-based Barclays (0.9% of net assets) also enhanced performance. Barclays shares declined dramatically along with other financial institutions as banks worldwide came under pressure in 2008. However, unlike many other banks, Barclays maintained a solid balance sheet throughout the banking crisis and did not need government bailout money. We invested in Barclays when it was attractively valued. When financial stocks began to recover, investors recognized the strength of Barclays’ franchise and it made a robust recovery. Toronto-Dominion Bank (1.0% of net assets) in Canada also factored heavily in the fund’s strong return, as Canada, despite its proximity to the United States, was generally not exposed to the financial issues that gripped many other developed markets.

An aggressive approach to energy

In the energy sector, we concentrated on energy service companies, whose business prospects — and stock prices — are closely linked to the price of oil. (When oil prices rise, large integrated oil companies tend to increase spending on exploration, drilling and other large projects, to the benefit of energy service companies.) In this regard, Subsea 7 in the UK had a positive impact on the fund’s return, and we took profits in the stock. France-based Technip SA (0.7% of net assets) also helped boost performance.

Strong returns from U.S. stocks

U.S. stocks make up 50% of the MSCI World Index. The portfolio’s exposure was higher than 50%, which benefited performance. As in other markets, we favored companies that we believed would benefit from an improving economic environment. Two such examples are Brocade Communications Systems and Freeport-McMoRan Copper & Gold (0.3% and 1.1% of net assets, respectively). Brocade is a supplier of data storage devices to the technology industry. Freeport-McMoRan, a mining company,

6

Portfolio Managers’ Report (continued) – Columbia World Equity Fund was buoyed by increased demand for natural resources. Both companies made significant contributions to performance for the period.

Defensive stocks disappointed

As world economies gained strength and investors sought out companies positioned to benefit, defensive stocks lagged. U.S.-based McDonald’s and Apollo Group, an education company, fell short of expectations. In Japan, Seven & I, a convenience store chain, made a relatively poor showing. All of these stocks were sold.

A positive outlook

We are positive in our outlook for global stock markets. Economic conditions are improving. We believe stocks are reasonably valued, even though valuations are not as compelling as they were a year ago. There is a substantial amount of money in cash accounts earning virtually no interest, and investors may become more confident about putting this money to work in stocks as economic conditions strengthen.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Top 5 countries

as of 03/31/10 (%)
United States*	58.6
Japan	4.6
United Kingdom	4.5
Switzerland	3.2
China	3.0

*	Includes short-term obligation and investment companies.

Top 5 sectors

as of 03/31/10 (%)
Information Technology	16.7
Financials	14.8
Health Care	12.1
Industrials	10.1
Energy	9.8

Top 10 holdings

as of 03/31/10 (%)
Columbia Emerging Markets Fund, Class Z	3.4
Columbia Greater China Fund, Class Z	1.5
WisdomTree India Earnings Fund	1.2
Tele2 AB, Class B	1.1
Redecard	1.1
Freeport-McMoRan Copper & Gold	1.1
McKesson	1.1
Avon Products	1.1
United Technologies	1.0
Novo-Nordisk A/S, Class B	1.0

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

7

Investment Portfolio – Columbia World Equity Fund

March 31, 2010

Common Stocks – 91.1%

	Shares	Value ($)
Consumer Discretionary – 8.1%
Automobiles – 0.9%
Ford Motor Co. (a)	35,827	450,345

Automobiles Total		450,345

Media – 0.4%
Sirius XM Radio, Inc. (a)	220,370	191,832

Media Total		191,832

Multiline Retail – 1.5%
Dollar Tree, Inc. (a)	4,770	282,479
Target Corp.	9,828	516,953

Multiline Retail Total		799,432

Specialty Retail – 3.9%
Best Buy Co., Inc.	9,600	408,384
Game Group PLC	267,170	398,335
Gap, Inc.	20,160	465,898
Inditex SA	4,821	317,793
Pier 1 Imports, Inc. (a)	38,781	247,035
Staples, Inc.	10,330	241,619

Specialty Retail Total		2,079,064

Textiles, Apparel & Luxury Goods – 1.4%
Hanesbrands, Inc. (a)	11,230	312,419
LG Fashion Corp.	18,470	453,812

Textiles, Apparel & Luxury Goods Total		766,231

Consumer Discretionary Total		4,286,904

Consumer Staples – 5.5%
Food & Staples Retailing – 1.0%
Koninklijke Ahold NV	39,703	529,278

Food & Staples Retailing Total		529,278

Food Products – 1.9%
Del Monte Foods Co.	35,773	522,286
Viterra, Inc. (a)	52,212	492,997

Food Products Total		1,015,283

Household Products – 1.5%
Clorox Co.	4,370	280,292
Kimberly-Clark Corp.	8,400	528,192

Household Products Total		808,484

Personal Products – 1.1%
Avon Products, Inc.	16,491	558,550

Personal Products Total		558,550

Consumer Staples Total		2,911,595

	Shares	Value ($)
Energy – 9.8%
Energy Equipment & Services – 3.5%
Noble Corp. (a)	12,310	514,804
Shinko Plantech Co., Ltd.	45,700	404,745
Technip SA	4,814	391,422
Transocean Ltd. (a)	6,199	535,470

Energy Equipment & Services Total		1,846,441

Oil, Gas & Consumable Fuels – 6.3%
Apache Corp.	5,069	514,504
AWE Ltd. (a)	180,762	451,183
BP PLC, ADR	4,491	256,301
Chevron Corp.	6,822	517,312
EOG Resources, Inc.	5,548	515,631
Peabody Energy Corp.	10,270	469,339
Spectra Energy Corp.	11,520	259,546
Yanzhou Coal Mining Co., Ltd., Class H	152,000	364,522

Oil, Gas & Consumable Fuels Total		3,348,338

Energy Total		5,194,779

Financials – 14.8%
Capital Markets – 1.9%
Credit Suisse Group AG, Registered Shares	5,123	264,069
Goldman Sachs Group, Inc.	2,984	509,160
Morgan Stanley	8,899	260,652

Capital Markets Total		1,033,881

Commercial Banks – 8.4%
Banco Bilbao Vizcaya Argentaria SA	30,065	411,352
Banco Bradesco SA, ADR	17,040	314,047
Banco Santander SA	40,844	542,833
Barclays PLC	84,851	463,927
BB&T Corp.	8,970	290,538
Credit Agricole SA	17,021	297,943
National Bank of Canada	8,500	517,541
PNC Financial Services Group, Inc.	8,823	526,733
Toronto-Dominion Bank	7,135	531,797
U.S. Bancorp	20,807	538,485

Commercial Banks Total		4,435,196

Diversified Financial Services – 1.0%
JPMorgan Chase & Co.	11,822	529,035

Diversified Financial Services Total		529,035

Insurance – 3.5%
Axis Capital Holdings Ltd.	15,944	498,409
Baloise Holding AG, Registered Shares	5,992	531,347
Prudential Financial, Inc.	5,570	336,985

See Accompanying Notes to Financial Statements.

8

Columbia World Equity Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Insurance (continued)
XL Capital Ltd., Class A	26,188	494,953

Insurance Total		1,861,694

Financials Total		7,859,806

Health Care – 12.1%
Health Care Equipment & Supplies – 0.5%
Insulet Corp. (a)	17,810	268,753

Health Care Equipment & Supplies Total		268,753

Health Care Providers & Services – 4.9%
Laboratory Corp. of America Holdings (a)	6,902	522,550
McKesson Corp.	8,557	562,366
Medco Health Solutions, Inc. (a)	7,420	479,035
Miraca Holdings, Inc.	17,300	527,383
UnitedHealth Group, Inc.	15,080	492,664

Health Care Providers & Services Total		2,583,998

Life Sciences Tools & Services – 0.6%
Life Technologies Corp. (a)	5,643	294,960

Life Sciences Tools & Services Total		294,960

Pharmaceuticals – 6.1%
Abbott Laboratories	9,335	491,768
Johnson & Johnson	6,220	405,544
Mylan, Inc. (a)	21,233	482,201
Novo-Nordisk A/S, Class B	7,071	548,689
Sanofi-Aventis SA	7,337	546,918
Santen Pharmaceutical Co., Ltd.	15,900	477,221
Teva Pharmaceutical Industries Ltd., ADR	4,596	289,916

Pharmaceuticals Total		3,242,257

Health Care Total		6,389,968

Industrials – 10.1%
Aerospace & Defense – 1.6%
Honeywell International, Inc.	7,130	322,775
United Technologies Corp.	7,473	550,088

Aerospace & Defense Total		872,863

Construction & Engineering – 1.3%
Foster Wheeler AG (a)	10,806	293,275
Macmahon Holdings Ltd.	576,866	386,434

Construction & Engineering Total		679,709

	Shares	Value ($)

Electrical Equipment – 1.5%
Emerson Electric Co.	5,942	299,120
Sumitomo Electric Industries Ltd.	19,400	237,805
Vestas Wind Systems A/S (a)	4,509	245,010

Electrical Equipment Total		781,935

Industrial Conglomerates – 0.7%
General Electric Co.	19,023	346,219

Industrial Conglomerates Total		346,219

Machinery – 3.5%
Danaher Corp.	3,870	309,252
Dover Corp.	7,350	343,612
Kubota Corp.	30,000	273,398
Nabtesco Corp.	21,000	279,880
Parker Hannifin Corp.	4,938	319,686
Sulzer AG, Registered Shares	3,475	337,811

Machinery Total		1,863,639

Professional Services – 1.5%
Atkins WS PLC	53,244	500,946
Manpower, Inc.	5,078	290,055

Professional Services Total		791,001

Industrials Total		5,335,366

Information Technology – 16.7%
Communications Equipment – 2.1%
Brocade Communications Systems, Inc. (a)	31,418	179,397
Cisco Systems, Inc. (a)	15,600	406,068
CommScope, Inc. (a)	8,940	250,499
Harris Corp.	5,605	266,181

Communications Equipment Total		1,102,145

Computers & Peripherals – 4.7%
Apple, Inc. (a)	2,335	548,561
EMC Corp. (a)	28,049	506,004
FUJITSU Ltd.	42,000	274,938
Hewlett-Packard Co.	10,238	544,150
International Business Machines Corp.	2,992	383,724
Teradata Corp. (a)	8,330	240,654

Computers & Peripherals Total		2,498,031

Electronic Equipment, Instruments & Components – 0.8%
Venture Corp., Ltd.	65,000	405,161

Electronic Equipment, Instruments & Components Total		405,161

See Accompanying Notes to Financial Statements.

9

Columbia World Equity Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Internet Software & Services – 2.3%
Akamai Technologies, Inc. (a)	10,350	325,094
Google, Inc., Class A (a)	910	515,979
Tencent Holdings Ltd.	20,400	409,090

Internet Software & Services Total		1,250,163

IT Services – 2.6%
Accenture PLC, Class A	12,150	509,693
Fiserv, Inc. (a)	5,673	287,961
Redecard SA	31,100	575,359

IT Services Total		1,373,013

Semiconductors & Semiconductor Equipment – 1.2%
Samsung Electronics Co., Ltd.	379	274,004
Xilinx, Inc.	13,870	353,685

Semiconductors & Semiconductor Equipment Total		627,689

Software – 3.0%
Autonomy Corp. PLC (a)	10,759	297,637
Citrix Systems, Inc. (a)	5,886	279,409
Misys PLC (a)	126,707	466,081
Oracle Corp.	20,649	530,473

Software Total		1,573,600

Information Technology Total		8,829,802

Materials – 7.2%
Chemicals – 2.4%
BASF SE	5,681	352,346
Makhteshim-Agan Industries Ltd.	91,965	415,563
Praxair, Inc.	5,670	470,610

Chemicals Total		1,238,519

Containers & Packaging – 1.5%
Packaging Corp. of America	16,760	412,464
Silgan Holdings, Inc.	6,650	400,529

Containers & Packaging Total		812,993

Metals & Mining – 1.8%
Freeport-McMoRan Copper & Gold, Inc.	6,874	574,254
Vale SA	12,400	398,493

Metals & Mining Total		972,747

Paper & Forest Products – 1.5%
Ahlstrom Oyj	33,735	543,581
International Paper Co.	10,630	261,604

Paper & Forest Products Total		805,185

Materials Total		3,829,444

	Shares	Value ($)
Telecommunication Services – 3.7%
Diversified Telecommunication Services – 3.7%
Qwest Communications International, Inc.	51,959	271,226
Tele2 AB, Class B	35,020	584,427
Telefonica O2 Czech Republic AS	18,368	428,949
Telekomunikacja Polska SA	55,339	314,025
Verizon Communications, Inc.	10,948	339,607

Diversified Telecommunication Services Total		1,938,234

Telecommunication Services Total		1,938,234

Utilities – 3.1%
Electric Utilities – 1.0%
Enel SpA	93,588	523,315

Electric Utilities Total		523,315

Independent Power Producers & Energy Traders – 0.5%
Energy Development Corp.	2,648,750	293,068

Independent Power Producers & Energy Traders Total		293,068

Multi-Utilities – 0.6%
Public Service Enterprise Group, Inc.	10,120	298,743

Multi-Utilities Total		298,743

Water Utilities – 1.0%
Hyflux Ltd.	209,000	507,952

Water Utilities Total		507,952

Utilities Total		1,623,078

Total Common Stocks (cost of $40,235,694)		48,198,976

Preferred Stock – 0.8%

Consumer Staples – 0.8%
Household Products – 0.8%
Henkel AG & Co. KGaA	7,478	402,593

Household Products Total		402,593

Consumer Staples Total		402,593

Total Preferred Stock (cost of $366,395)		402,593

See Accompanying Notes to Financial Statements.

10

Columbia World Equity Fund

March 31, 2010

Investment Companies – 6.1%

	Shares	Value ($)
Columbia Emerging Markets Fund, Class Z (b)	158,441	1,784,042
Columbia Greater China Fund, Class Z (b)	14,939	807,295
WisdomTree India Earnings Fund	27,212	634,855

Total Investment Companies (cost of $2,259,613)		3,226,192

Short-Term Obligation – 2.6%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.000%, collateralized by a U.S. Treasury obligation maturing 03/31/17, market value $1,417,875 (repurchase proceeds $1,386,000)	1,386,000	1,386,000

Total Short-Term Obligation (cost of $1,386,000)		1,386,000

Total Investments – 100.6% (cost of $44,247,702) (c)		53,213,761

Other Assets & Liabilities, Net – (0.6)%		(300,875)

Net Assets – 100.0%		52,912,886

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Investments in affiliates during the year ended March 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbia Emerging Markets Fund, Class Z	$—	$1,605,000	$669,080	$33,488	$1,784,042
Columbia Greater China Fund, Class Z	1,137,432	—	960,080	4,634	807,295

Total	$1,137,432	$1,605,000	$1,629,160	$38,122	$2,591,337

(c)	Cost for federal income tax purposes is $44,315,909.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$3,116,964	$1,169,940	—	$4,286,904
Consumer Staples	2,382,317	529,278	—	2,911,595
Energy	3,582,907	1,611,872	—	5,194,779
Financials	5,348,335	2,511,471	—	7,859,806
Health Care	4,289,757	2,100,211	—	6,389,968
Industrials	3,074,082	2,261,284	—	5,335,366
Information Technology	6,702,891	2,126,911	—	8,829,802
Materials	2,517,954	1,311,490	—	3,829,444
Telecommunication Services	610,833	1,327,401	—	1,938,234
Utilities	298,743	1,324,335	—	1,623,078

Total Common Stocks	31,924,783	16,274,193	—	48,198,976

Total Preferred Stock	—	402,593	—	402,593

Total Investment Companies	3,226,192	—	—	3,226,192

Total Short-Term Obligation	—	1,386,000	—	1,386,000

Total Investments	35,150,975	18,062,786	—	53,213,761

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	87,085	—	87,085
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(216,665)	—	(216,665)

Total	$35,150,975	$17,933,206	$—	$53,084,181

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

11

Columbia World Equity Fund

March 31, 2010

Forward foreign currency exchange contracts outstanding on March 31, 2010 are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$1,292,251	$1,263,028	06/01/10	$29,223
CAD	1,031,831	1,014,040	06/01/10	17,791
CHF	616,755	604,190	06/01/10	12,565
EUR	3,166,057	3,192,042	06/01/10	(25,985)
GBP	2,553,096	2,530,895	06/01/10	22,201
JPY	2,641,959	2,774,739	06/01/10	(132,780)
NOK	201,217	201,733	06/01/10	(516)

				$(77,501)

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$103,964	$103,470	06/01/10	$(494)
CZK	609,883	602,541	06/01/10	(7,342)
DKK	701,455	705,479	06/01/10	4,024
ILS	1,036,301	1,010,868	06/01/10	(25,433)
KRW	1,026,960	1,013,637	06/01/10	(13,323)
PHP	311,056	304,259	06/01/10	(6,797)
PLN	406,739	405,138	06/01/10	(1,601)
SEK	150,699	151,980	06/01/10	1,281
SGD	813,260	812,567	06/01/10	(693)
TWD	356,799	355,098	06/01/10	(1,701)

				$(52,079)

For the year ended March 31, 2010, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at March 31, 2009	76	$7,562
Options written	—	—
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(76)	(7,562)

Options outstanding at March 31, 2010	—	$—

The Fund was invested in the following countries at March 31, 2010:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
United States*	$31,182,902	58.6
Japan	2,475,371	4.6
United Kingdom	2,383,228	4.5
Switzerland	1,668,697	3.2
China	1,580,907	3.0
Canada	1,542,335	2.9
Brazil	1,287,899	2.4
Spain	1,271,978	2.4
France	1,236,283	2.3
Singapore	913,113	1.7
Australia	837,617	1.6
Denmark	793,699	1.5
Germany	754,939	1.4
Republic of Korea	727,816	1.4
Israel	705,478	1.3
India	634,856	1.2
Sweden	584,427	1.1
Finland	543,581	1.0
Netherlands	529,278	1.0
Italy	523,315	1.0
Czech Republic	428,949	0.8
Poland	314,025	0.6
Philippines	293,068	0.5

	$53,213,761	100.0

* Includes short-term obligation and investment companies.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
PHP	Philippine Pesos
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia World Equity Fund

March 31, 2010

		($)
Assets	Unaffiliated investments, at cost	42,503,704
	Affiliated investments, at cost	1,743,998

	Total investments, at cost	44,247,702

	Unaffiliated investments, at value	50,622,424
	Affiliated investments, at value	2,591,337

	Total investments, at value	53,213,761
	Cash	924
	Foreign currency (cost of $6,912)	6,924
	Unrealized appreciation on forward foreign currency exchange contracts	87,085
	Receivable for:
	Investments sold	903,774
	Fund shares sold	3,707
	Dividends	67,460
	Foreign tax reclaims	6,538
	Expense reimbursement due from investment advisor	3,801
	Trustees’ deferred compensation plan	26,325
	Prepaid expenses	1,091
	Other assets	81,783

	Total Assets	54,403,173

Liabilities	Unrealized depreciation on forward foreign currency exchange contracts	216,665
	Payable for:
	Investments purchased	1,052,104
	Fund shares repurchased	75,489
	Investment advisory fee	16,850
	Administration fee	10,531
	Pricing and bookkeeping fees	5,845
	Transfer agent fee	17,573
	Trustees’ fees	850
	Audit fee	30,850
	Custody fee	4,300
	Distribution and service fees	12,314
	Chief compliance officer expenses	136
	Reports to shareholders	16,721
	Trustees’ deferred compensation plan	26,325
	Other liabilities	3,734

	Total Liabilities	1,490,287

	Net Assets	52,912,886

Net Assets Consist of	Paid-in capital	60,476,042
	Overdistributed net investment income	(358,938)
	Accumulated net realized loss	(16,041,317)
	Net unrealized appreciation (depreciation) on:
	Investments	8,966,059
	Foreign currency translations	(128,960)

	Net Assets	52,912,886

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities (continued) – Columbia World Equity Fund

March 31, 2010

Class A	Net assets	$51,073,273
	Shares outstanding	4,562,994
	Net asset value per share	$11.19	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($11.19/0.9425)	$11.87	(b)

Class B	Net assets	$955,274
	Shares outstanding	89,987
	Net asset value and offering price per share	$10.62	(a)

Class C	Net assets	$884,339
	Shares outstanding	83,413
	Net asset value and offering price per share	$10.60	(a)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia World Equity Fund

For the Year Ended March 31, 2010

		($)
Investment Income	Dividends	964,030
	Dividends from affiliates	38,122
	Interest	14,744
	Foreign tax withheld	(83,549)

	Total Investment Income	933,347

Expenses	Investment advisory fee	197,839
	Administration fee	123,660
	Distribution fee:
	Class B	8,339
	Class C	5,747
	Service fee:
	Class A	119,050
	Class B	2,779
	Class C	1,916
	Transfer agent fee	159,777
	Pricing and bookkeeping fees	57,548
	Trustees’ fees	18,560
	Custody fee	27,472
	Reports to shareholders	48,512
	Audit fee	40,848
	Registration fees	38,342
	Chief compliance officer expenses	594
	Other expenses	31,653

	Total Expenses	882,636

	Fees waived or expenses reimbursed by investment advisor and/or administrator	(176,095)
	Expense reductions	(2)

	Net Expenses	706,539

	Net Investment Income	226,808

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Written Options	Net realized gain (loss) on:
	Unaffiliated investments	(1,107,751)
	Affiliated investments	503,158
	Foreign currency transactions and forward foreign currency exchange contracts	136,740
	Written options	7,562

	Net realized loss	(460,291)

	Net change in unrealized appreciation (depreciation) on:
	Investments	19,822,718
	Foreign currency transactions and forward foreign currency exchange contracts	(20,074)
	Written options	(6,422)

	Net change in unrealized appreciation (depreciation)	19,796,222

	Net Gain	19,335,931

	Net Increase Resulting from Operations	19,562,739

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia World Equity Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment income	226,808	512,275
	Net realized loss on investments, foreign currency transactions, forward foreign currency exchange contracts, written options and capital gains distributions received from affiliated investments	(460,291)	(15,880,239)
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and written options	19,796,222	(15,968,964)

	Net increase (decrease) resulting from operations	19,562,739	(31,336,928)

Distributions to Shareholders	From net investment income:
	Class A	(1,016,070)	—
	Class B	(14,307)	—
	Class C	(10,909)	—
	From net realized gains:
	Class A	—	(582,318)
	Class B	—	(25,588)
	Class C	—	(8,137)

	Total distributions to shareholders	(1,041,286)	(616,043)

	Net Capital Stock Transactions	(3,984,478)	(8,550,215)

	Redemption fees	723	792

	Increase from regulatory settlements	81,783	48,532

	Total increase (decrease) in net assets	14,619,481	(40,453,862)

Net Assets	Beginning of period	38,293,405	78,747,267
	End of period	52,912,886	38,293,405
	Undistributed (overdistributed) net investment income at end of period	(358,938)	139,954

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia World Equity Fund

	Capital Stock Activity
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	119,814	1,226,499	181,694	2,033,077
Distributions reinvested	90,419	941,091	40,238	549,246
Redemptions	(556,858)	(5,636,645)	(943,205)	(9,634,107)

Net decrease	(346,625)	(3,469,055)	(721,273)	(7,051,784)

Class B
Subscriptions	7,060	70,882	11,761	102,983
Distributions reinvested	1,315	13,337	1,850	24,091
Redemptions	(69,600)	(655,436)	(152,893)	(1,604,608)

Net decrease	(61,225)	(571,217)	(139,282)	(1,477,534)

Class C
Subscriptions	15,213	147,197	18,357	168,432
Distributions reinvested	919	9,318	544	7,069
Redemptions	(10,481)	(100,721)	(19,765)	(196,398)

Net increase (decrease)	5,651	55,794	(864)	(20,897)

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.47		$13.16		$15.48		$14.14		$11.92

Income from Investment Operations:
Net investment income (a)	0.05		0.10		0.14		0.12		0.10
Net realized and unrealized gain (loss) on capital gain distributions received from affiliated investments, investments, foreign currency and written options	3.87		(5.69)		(0.81)		1.97		2.18

Total from investment operations	3.92		(5.59)		(0.67)		2.09		2.28

Less Distributions to Shareholders:
From net investment income	(0.22)		—		(0.22)		(0.18)		(0.06)
From net realized gains	—		(0.11)		(1.43)		(0.57)		—

Total distributions to shareholders	(0.22)		(0.11)		(1.65)		(0.75)		(0.06)

Redemption Fees:
Redemption fees added to paid-in-capital (b)	—		—		—		—		—

Increase from regulatory settlements	0.02		0.01		—		—		—

Net Asset Value, End of Period	$11.19		$7.47		$13.16		$15.48		$14.14
Total return (c)	52.96	%(d)	(42.79	)%(d)	(5.47	)%(e)	15.11%		19.15	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.40	%(f)	1.58	%(g)	1.40	%(f)	1.47	%(f)	1.51	%(f)
Waiver/Reimbursement	0.36%		0.06%		—		—		0.03%
Net investment income	0.49	%(f)	0.91	%(g)	0.94	%(f)	0.80	%(f)	0.76	%(f)
Portfolio turnover rate	90%		154%		69%		85%		62%
Net assets, end of period (000s)	$51,073		$36,672		$74,106		$86,237		$81,746

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund’s total return.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.02%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.08		$12.58		$14.86		$13.58		$11.48

Income from Investment Operations:
Net investment income (loss) (a)	(0.02)		0.03		0.03		0.02		—	(b)
Net realized and unrealized gain (loss) on capital gain distributions received from affiliated investments, investments, foreign currency and written options	3.67		(5.43)		(0.77)		1.87		2.10

Total from investment operations	3.65		(5.40)		(0.74)		1.89		2.10

Less Distributions to Shareholders:
From net investment income	(0.13)		—		(0.11)		(0.04)		—
From net realized gains	—		(0.11)		(1.43)		(0.57)		—

Total distributions to shareholders	(0.13)		(0.11)		(1.54)		(0.61)		—

Redemption Fees:
Redemption fees added to paid-in-capital (b)	—		—		—		—		—

Increase from regulatory settlements	0.02		0.01		—		—		—

Net Asset Value, End of Period	$10.62		$7.08		$12.58		$14.86		$13.58
Total return (c)	51.99	%(d)	(43.26	)%(d)	(6.12	)%(e)	14.17%		18.29	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.15	%(f)	2.33	%(g)	2.15	%(f)	2.22	%(f)	2.26	%(f)
Waiver/Reimbursement	0.36%		0.06%		—		—		0.03%
Net investment income (loss)	(0.21	)%(f)	0.25	%(g)	0.23	%(f)	0.11	%(f)	0.01	%(f)
Portfolio turnover rate	90%		154%		69%		85%		62%
Net assets, end of period (000s)	$955		$1,071		$3,654		$8,445		$13,513

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund’s total return.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.02%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia World Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.07		$12.56		$14.84		$13.56		$11.47

Income from Investment Operations:
Net investment income (loss) (a)	(0.03)		0.02		0.03		—	(b)	—	(b)
Net realized and unrealized gain (loss) on capital gain distributions received from affiliated investments, investments, foreign currency and written options	3.67		(5.41)		(0.77)		1.89		2.09

Total from investment operations	3.64		(5.39)		(0.74)		1.89		2.09

Less Distributions to Shareholders:
From net investment income	(0.13)		—		(0.11)		(0.04)		—
From net realized gains	—		(0.11)		(1.43)		(0.57)		—

Total distributions to shareholders	(0.13)		(0.11)		(1.54)		(0.61)		—

Redemption Fees:
Redemption fees added to paid-in-capital (b)	—		—		—		—		—

Increase from regulatory settlements	0.02		0.01		—		—		—

Net Asset Value, End of Period	$10.60		$7.07		$12.56		$14.84		$13.56
Total return (c)	51.92	%(d)	(43.25	)%(d)	(6.12	)%(e)	14.19%		18.22	%(d)

Ratios to Average Net Assets/Supplemental Data:
Net expenses	2.15	%(f)	2.33	%(g)	2.15	%(f)	2.22	%(f)	2.26	%(f)
Waiver/Reimbursement	0.36%		0.06%		—		—		0.03%
Net investment income (loss)	(0.29	)%(f)	0.15	%(g)	0.21	%(f)	0.02	%(f)	—	%(f)(h)
Portfolio turnover rate	90%		154%		69%		85%		62%
Net assets, end of period (000s)	$884		$550		$987		$1,144		$1,287

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund’s total return.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.02%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Notes to Financial Statements – Columbia World Equity Fund

March 31, 2010

Note 1. Organization

Columbia World Equity Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments in Class B shares from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

21

Columbia World Equity Fund

March 31, 2010

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund may invest in derivative investments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

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Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

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For the year ended March 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments of distribution reclasses, foreign currency transactions and proceeds received from litigation settlements were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$315,586	$(136,737)	$(178,849)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	March 31, 2010	March 31, 2009
Distributions paid from:
Ordinary Income*	$1,041,286	$9,003
Long-Term Capital Gains	—	607,040

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$—	$8,897,852

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$9,834,924
Unrealized depreciation	(937,072)
Net unrealized appreciation	$8,897,852

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$7,698,220
2018	8,274,890
Total	$15,973,110

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following year. As of March 31, 2010, post-October capital losses of $452,888 attributed to security transactions were deferred to April 1, 2010.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia

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receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.40%
Over $1 billion	0.35%

Columbia has voluntarily agreed to waive its investment advisory fee charged to the Fund on its assets that are invested in Columbia Greater China Fund and Columbia Emerging Markets Fund. For the year ended March 31, 2010, Columbia waived $11,060 of investment advisory fees for the Fund. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

For the year ended March 31, 2010, the Fund’s effective investment advisory fee rate, net of fee waivers, was 0.38% of the Fund’s average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise Financial”). The transaction (“Transaction”) includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about April 30, 2010 (the “Closing”).

In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. On March 3, 2010, the Fund’s shareholders approved, among other matters, the proposed investment management services agreement with the New Advisor. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the Closing. The New Advisor will change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.25% of the Fund’s average daily net assets. Columbia has voluntarily agreed to waive its administration fee charged to the Fund on its assets that are invested in Columbia Greater China Fund and Columbia Emerging Markets Fund. For the year ended March 31, 2010, Columbia waived $6,904 of administration fees for the Fund. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

For the year ended March 31, 2010, the Fund’s effective administration fee, net of fee waivers, was 0.24% of the Fund’s average daily net assets.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides

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oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

RiverSource Service Corporation (the “New Transfer Agent”), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent will change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended March 31, 2010, the Distributor has retained net underwriting discounts of $1,858 on sales of the Fund’s Class A shares and net CDSC fees of $59, $1,321 and $38 on Class A, Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the “New Distributor”), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor will change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.15% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

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Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2010, these custody credits reduced total expenses by $2 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including options and forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about each derivative type held by the Fund.

Forward Foreign Currency Exchange Contracts — The Fund entered into forward foreign currency exchange contracts for the purpose of shifting foreign currency exposure back to U.S. dollars.

The Fund used forward contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio.

The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency

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transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended March 31, 2010, the Fund entered into 278 forward foreign currency exchange contracts.

Options — The Fund had written covered call options to decrease the Fund’s exposure to equity risk and to increase return on instruments. Written covered call options becomes more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended March 31, 2010, the Fund did not enter into any written option contracts.

The following table is a summary of the value of the Fund’s derivative instruments as of March 31, 2010.

	Fair Value of Derivative Instruments
	Statement of Assets and Liabilities
	Asset	Fair Value	Liability	Fair Value
Forward Foreign Currency
Exchange Contracts	Unrealized appreciation	$87,085	Unrealized depreciation	$216,665

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
Written Call Options	Equity	$7,562	$(6,422)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate	181,372	(19,081)
Total		$188,934	$(25,503)

Note 7. Portfolio Information

For the year ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $43,035,991 and $47,849,785, respectively.

Note 8. Redemption Fees

Effective March 1, 2010, the Fund no longer assesses a 2.00% redemption fee on the proceeds from Fund shares that are

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redeemed within 60 days of purchase. The redemption fee was designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were retained by the Fund, were accounted for as an addition to paid-in capital and were allocated to each class based on the relative net assets at the time of the redemption. For the year ended March 31, 2010, the redemption fees for Class A, Class B and Class C shares of the Fund amounted to $696, $16 and $11, respectively.

Note 9. Regulatory Settlements

As of March 31, 2010, the Fund was entitled to receive payments of $81,783 relating to certain regulatory settlements the Fund had participated in during the year. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 10. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2010, the Fund did not borrow under these arrangements.

Note 11. Shares of Beneficial Interest

As of March 31, 2010, the Fund had one shareholder that held 5.3% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion. On that date, no other shareholders owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 12. Significant Risks and Contingencies

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited

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Columbia World Equity Fund

March 31, 2010

discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class

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March 31, 2010

actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 13. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended March 31, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events or transactions have occurred that would require adjustment of the financial statements as presented. On April 30, 2010, the Transaction disclosed in Note 4 closed. Effective May 1, 2010, the New Advisor became the investment advisor and administrator of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC. On that date, the New Transfer Agent became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. Also on that date, the New Distributor became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia World Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia World Equity Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 21, 2010

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Federal Income Tax Information (Unaudited) – Columbia World Equity Fund

Foreign taxes paid during the fiscal year ended March 31, 2010, of $83,454 ($0.02 per share) are being passed through to shareholders. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries amounted to $624,653 ($0.13 per share) for the fiscal year ended March 31, 2010.

32.24% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 34.99%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

33

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 65; Mrs. Fields

Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 65; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 65; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 65; None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 65; None

34

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)

President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of

Faculties, Boston College from August 1999 to October 2005. Oversees 65; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 65; None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 65; None

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 65; None

35

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

William E. Mayer[1] (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 65;

Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

36

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)
53600 Ameriprise financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

37

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (Born 1958)
One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)
100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

38

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the current advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”) and reviews materials relating to the funds’ relationships with Columbia provided by the Fee Consultant. Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the Fee Consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009.

The Board of Trustees also unanimously approved new advisory agreements (the “New Agreements”) for the funds with RiverSource Investments, LLC (to be renamed Columbia Management Investment Advisers, LLC) (“RiverSource”) at a meeting held on December 17, 2009. The New Agreements have since been approved by shareholders of the funds and are expected to take effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. (“Ameriprise”), the parent company of RiverSource Investments, LLC (the “Transaction”).

The Advisory Fees and Expenses Committee met on multiple occasions to review the New Agreements for the funds. On

39

December 14, 2009, the Advisory Fees and Expenses Committee recommended that the full Board approve the New Agreements. On December 17, 2009, the full Board, including a majority of the Independent Trustees, approved the New Agreements. Prior to their approval of the New Agreements, the Advisory Fees and Expenses Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, Bank of America Corp., Columbia, RiverSource and Ameriprise. In connection with their most recent approval of the Agreements (as discussed above) on October 28, 2009, the Advisory Fees and Expenses Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Advisory Fees and Expenses Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the New Agreements and other matters relating to the Transaction with representatives of Bank of America Corp., Columbia, RiverSource and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each New Agreement, as well as certain information obtained through RiverSource’s responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Advisory Fees and Expenses Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the Fee Consultant (as discussed above).

In considering whether to approve the New Agreements and to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. In particular, the Trustees considered the following matters:

Matters Relating to the Agreements and the New Agreements

The nature, extent and quality of the services provided or to be provided to the funds under the Agreements and the New Agreements. The Trustees considered the nature, extent and quality of the services provided and the resources dedicated by Columbia and its affiliates (or to be provided and dedicated by RiverSource and its affiliates) to the funds.

Among other things, the Trustees considered, with respect to Columbia and its affiliates, (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

Among other things, the Trustees considered, with respect to RiverSource and its affiliates, (i) the expected effect of the Transaction on the operations of the funds, (ii) the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, (iii) RiverSource’s compliance program and compliance record, (iv) the ability of RiverSource (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, (v) the trade execution services to be provided on behalf of the funds and (vi) the quality of RiverSource’s investment research capabilities and the other resources that it indicated it would devote to each fund. As noted above, the Trustees also considered RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource following the Transaction, and that the process for determining the portfolio

40

management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams. The Trustees also noted the professional experience and qualifications of the senior personnel of RiverSource. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the funds by RiverSource and its affiliates, including discussions with the funds’ Chief Compliance Officer regarding RiverSource’s compliance program. The Trustees also discussed RiverSource’s compliance program with the Chief Compliance Officer for the RiverSource funds. The Trustees also considered RiverSource’s representation that the funds’ Chief Compliance Officer would serve as the Chief Compliance Officer of RiverSource following the Transaction. The Trustees considered RiverSource’s ability to provide administrative services to the funds, noting that while some Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered RiverSource’s ability to coordinate the activities of each fund’s other service providers. The Trustees considered performance information provided by RiverSource with respect to other mutual funds advised by RiverSource, and discussed with senior executives of RiverSource its process for identifying which portfolio management teams of the legacy Columbia and RiverSource organizations would be responsible for the management of the funds following the Transaction.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of services provided by Columbia supported the continuation of the Agreements, and that the nature, extent and quality of services expected to be provided by RiverSource supported approval of the New Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates, and the expected costs of the services to be provided and the profits expected to be realized by RiverSource and its affiliates, from their relationships with the funds. With respect to Columbia and its affiliates, the Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia World Equity Fund’s total expenses were in the second quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

In connection with the integration of the legacy Columbia and RiverSource organizations, the Trustees considered, among other things, RiverSource’s projected annual net expense synergies (reductions in the cost of providing services to the

41

funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the funds. The Trustees also considered information provided by RiverSource regarding their respective financial conditions. The Trustees considered that RiverSource proposed to continue voluntary expense caps currently in effect for the funds and that RiverSource had undertaken not to change these caps without further discussion with the Independent Trustees.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement pertaining to that fund, and that the expected profitability to RiverSource and its affiliates from its relationship with each fund supported the approval of the New Agreements.

Economies of Scale. With respect to Columbia and its affiliates, the Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

With respect to RiverSource and its affiliates, the Trustees considered the existence of any anticipated economies of scale in the provision by RiverSource of services to each fund, to groups of related funds and to RiverSource’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the funds. The Trustees considered Ameriprise’s anticipated net expense synergies resulting from the Transaction, and considered the possibility that the funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the funds and their shareholders. The Trustees considered the potential effect of the Transaction on the distribution of the funds, and noted that the proposed management fee schedules for the funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were shared or expected to be shared with the funds supported the continuation of the Agreements and the approval of the New Agreements.

Matters Relating to the Agreements

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps

42

designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia World Equity Fund’s performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-, three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement pertaining to that fund.

Other Factors. The Trustees also considered other factors with respect to Columbia and its affiliates, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the Fee Consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Matters Relating to the New Agreements

The Trustees considered all materials that they, their legal counsel or RiverSource believed reasonably necessary to evaluate and to determine whether to approve the New Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees’ approvals included the factors set forth below:

(i)	the reputation, financial strength, regulatory histories and resources of RiverSource and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance, including an assessment of RiverSource’s compliance system by the funds’ Chief Compliance Officer;

(iii)	the qualifications of the personnel of RiverSource that would be expected to provide advisory services to each fund, including RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource, and that the process for determining the portfolio management team for each fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams;

(iv)	the terms and conditions of the New Agreements, including the differences between the New Agreements and the Agreements;

(v)	the terms and conditions of other agreements and arrangements relating to the future operations of the funds, including an administrative services agreement and a Master Services and Distribution Agreement;

(vi)	the commitment of RiverSource and Ameriprise that there would not be any diminution in the nature, quality

43

and extent of services provided to each fund or its shareholders following closing of the Transaction;

(vii)	that the Trustees recently had completed a full annual review of the Agreements, as required by the 1940 Act, for each fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each fund were sufficient to warrant their approval;

(viii)	that the advisory fee rates payable by each fund would not change;

(ix)	that RiverSource and Bank of America, and not any fund, would bear the costs of obtaining approvals of the New Agreement;

(x)	that Ameriprise and RiverSource had agreed to exercise reasonable best efforts to assure that, for a period of two years after the closing of the Transaction, there would not be imposed on any fund any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into RiverSource and its affiliates as a result of the Transaction also have experience in integrating fund families; and that the senior management of RiverSource following the Transaction would include certain senior executives of Columbia who are currently responsible for oversight of services provided to the funds.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each fund to RiverSource under the New Agreements are the same as those currently paid by each fund to Columbia under the Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the continuance of the Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each fund supported the continuation of the agreement pertaining to that fund.

The Trustees noted that in certain cases the effective advisory fee rate for a RiverSource fund was lower than the proposed investment advisory fee rate for a fund with generally similar investment objectives and strategies. The Trustees also noted that RiverSource’s investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the funds, consistent with those in the Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and RiverSource’s undertaking not to change expense caps previously implemented by Columbia with respect to the funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by RiverSource to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, RiverSource’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for RiverSource and the additional resources required to manage mutual funds effectively. In evaluating each fund’s expected advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund.

The Trustees also considered that for certain funds, certain administrative services that are provided under the Agreements would not be provided under the New Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although RiverSource had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise’s and RiverSource’s covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each fund supported the approval of the New Agreements.

Other Benefits to RiverSource. The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by RiverSource and its affiliates as a result of their relationships with the funds, such

44

as the engagement of RiverSource to provide administrative services to the funds and the engagement of RiverSource’s affiliates to provide distribution and transfer agency services to the funds. The Trustees considered that the funds’ distributor, which would be an affiliate of RiverSource, retains a portion of the distribution fees from the funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the funds. The Trustees also considered the benefits of research made available to RiverSource by reason of brokerage commissions generated by the funds’ securities transactions, and reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that RiverSource’s profitability would be somewhat lower without these benefits.

Conclusions

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the Fee Consultant, the Trustees, including the Independent Trustees, (i) approved the continuance of each of the Agreements through October 31, 2010 and (ii) approved each New Agreement.

45

Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMDI”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

[1]	CMA and CMDI are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

46

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.	Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.	The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.	The Atlantic equity Funds’ overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.	A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.

The Funds’ management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total

47

expenses; four Funds are in the fifth quintile for actual management fees.

11.	The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.	The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees’ Advisory Contract Review Process

14.	The Trustees’ evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds’ management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

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20.	CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.	In 2008, CMG’s pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a “Review Fund”) to include criteria that focus exclusively on performance. The Trustees’ supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG’s own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)	Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)	Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG’s management of these Funds.

4)	Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)	Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund

49

expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)	Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund’s contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)	Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year’s profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year’s practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)	Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)	Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have

50

previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully Submitted,

Steven E. Asher

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Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the Atlantic Funds (the “Transaction”).3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the “Management Agreements”) with RiverSource Investments, LLC (“RI”),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees’ consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

[3]

Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the “Preliminary Response”), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

[4]

Ameriprise intends to re-brand RI with the “Columbia” name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

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2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG’s views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

■

Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds. [5]

■	tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

■

extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

■

information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI’s profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

■

disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

■

a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

[5]

On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that “most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process.”

53

Proxy Voting Results

Columbia World Equity Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,507,866	933,476	917,511	3,165,903

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,752,481	1,599,810	1,006,551	3,165,914

Proposal 3: Each of the nominees for trustees was elected to the Trust’s Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

54

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56

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia World Equity Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to fund securities is also available from the fund’s website, columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

Transfer Agent*

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor*

Columbia Management Investment

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 02110

* As of May 1, 2010

57

One Financial Center

Boston, MA 02111-2621

Columbia World Equity Fund

Annual Report, March 31, 2010

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/44509-0310 (05/10) 10/H406F5

Annual Report

March 31, 2010

Columbia Income Fund

Not FDIC Insured   •   May Lose Value   •   No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William “Ted” Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds’ advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC
Distributor	Columbia Management Investment Distributors, Inc.
Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds’ portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

[1]	Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Income Fund

Summary

■	For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 33.42% without sales charge.

■

The fund’s return exceeded those of its benchmarks, the Barclays Capital Credit Bond Index[1] and the blended benchmark[2], and also the average return of its peer group, the Lipper Corporate Debt Funds BBB-Rated Classification.[3] Prior to June 19, 2009, the Barclays Capital Intermediate Government/Credit Bond Index and the Barclays Capital Intermediate Credit Bond Index[4] were the fund’s primary and secondary benchmarks, respectively. We believe that the new benchmarks more accurately reflect the strategy of the fund.

■	The fund’s emphasis on high-yield and investment-grade bonds drove the fund’s outperformance.

Portfolio Management

Carl W. Pappo, lead manager of the fund, has co-managed the fund since 2005 and has been associated with the advisor or its predecessors since 1993.

Kevin L. Cronk has co-managed the fund since 2003 and has been associated with the advisor or its predecessors since 1999.

Effective May 26, 2010, Brian Lanvin became a co-manager of the fund. Mr. Lanvin has been associated with the advisor or its predecessors since 1994. Kevin L. Cronk no longer co-manages the fund.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]	The Barclays Capital Credit Bond Index is an index of publicly issued investment grade, corporate securities and dollar-denominated SEC registered global debentures.

[2]

A weighted custom composite of the Barclays Capital Credit Bond Index (85%) and JPMorgan Global High Yield Index (15%) established by the advisor. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues.

[3]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[4]

The Barclays Capital Intermediate Government/Credit Bond Index is an index that tracks the performance of intermediate term U.S. government and corporate bonds. The Barclays Capital Intermediate Credit Bond Index is the intermediate component of the U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+33.42% Class A shares (without sales charge)

+20.83% Barclays Capital Credit Bond Index

+25.75% Blended Benchmark

+6.92% Barclays Capital Intermediate Government/Credit Bond Index

+18.72% Barclays Capital Intermediate Credit Bond Index

1

Economic Update – Columbia Income Fund

Summary

For the 12-month period that ended March 31, 2010

■

As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the BofA Merrill Lynch U.S. High Yield Cash Pay Index.

Barclays Aggregate Index	BofA ML Index

7.69%	55.67%

■	Stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

49.77%	54.44%

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of a slowdown in inventory reduction and of federal government stimulus spending. Hopes for a sustained recovery now depend on a variety of factors, including continued improvement in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of stabilizing, but stopped short of meaningful improvement during the period. Home sales moved higher in 2009 as new homebuyers took advantage of a federal tax credit. However, as the tax credit was set to expire in November 2009, sales slipped — and did not revive even though the tax credit was expanded and extended through April 2010. Housing prices remained relatively flat over the past year, but that was progress compared to 2008. The average home price fell sharply in 2008; and since then distressed properties, which account for approximately 40% of all housing sales, have held prices down because they are heavily discounted.

In the beleaguered labor market, there was some good news. While businesses continued to shed jobs through most of 2009, raising the unemployment rate to 9.7% at the end of the period*, job data turned positive in March 2010, buoyed by a swell of temporary workers hired to conduct the national once-in-a-decade census. Consumer spending also trended higher in the second half of the period. In fact, March year-over-year sales made a significant jump upward. Despite these improvements, consumer confidence, as measured monthly by The Conference Board, an independent research organization, failed to gain much ground during the year. Consumers surveyed continue to cite uncertain business conditions and still-weak labor prospects for their concerns.

On the business side of the economy, manufacturing activity gained momentum. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — rose above 50 in July 2009, then rose for eight consecutive months to remain well above 50 for the remainder of the period. (An index value of 50+ indicates a growing economy.) Industrial production moved higher for eleven out of the past 12 months, and durable goods orders took off, with a big jump upward in January. Manufacturing capacity utilization inched upward to 72.7%.

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 7.69%. Municipal bonds gained more than taxable investment-grade bonds even without factoring in

*	Source: U.S. Bureau of Labor Statistics
[1]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2

Economic Update (continued) – Columbia Income Fund

potential tax advantages to investors in higher income-tax brackets. The Barclays Capital Municipal Bond Index2 returned 9.69%. The high-yield bond market was even stronger than the broad stock market during the period. For the 12 months covered by this report, the BofA Merrill Lynch U.S. High Yield Cash Pay Index3 returned 55.67%.

The yield on the 10-year U.S. Treasury, a common bellwether for the bond market, rose from 2.7% to 3.8% during the 12-month period. Yet despite the pickup in economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate — the federal funds rate — close to zero throughout the period.

Stocks staged a solid comeback

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued with little interruption through the end of the period. The U.S. stock market returned 49.77% for the 12-month period, as measured by the S&P 500 Index.4 Mid-cap stocks outperformed large- and small-cap stocks, and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.5 Outside the United States, stock market returns were slightly stronger. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, gained 54.44% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in a downdraft in 2008, but they bounced back stronger than domestic or developed world markets as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index7 returned 81.08% (net of dividends, in U.S. dollars) for the 12-month period, after giving back some gains in the first quarter of 2010.

Past performance is no guarantee of future results.

[2]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

[3]	The BofA Merrill Lynch U.S. High Yield Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

[4]	The Standard and Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[5]

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

[6]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

[7]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.98
Class B	1.73
Class C	1.73
Class Z	0.73

*	The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	18,564	17,685
Class B	17,523	17,523
Class C	17,723	17,723
Class Z	19,085	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		Z
Inception	07/31/00		07/15/02		07/15/02		03/05/86
Sales charge	without	with	without	with	without	with	without
1-year	33.42	27.07	32.44	27.44	32.63	31.63	33.74
5-year	5.02	4.01	4.24	3.92	4.40	4.40	5.28
10-year	6.38	5.87	5.77	5.77	5.89	5.89	6.68

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Performance Information (continued) – Columbia Income Fund

Class A, Class B and Class C are newer classes of shares. Class A share performance information includes the returns of Class Z shares (the oldest existing share class) for periods prior to its inception. Class B and Class C share performance information includes returns of Class A shares for the period from July 31, 2000 through July 14, 2002, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares and the newer classes of shares or between Class A shares, Class B shares and Class C shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, Class A shares were initially offered on July 31, 2000, Class B shares and Class C shares were initially offered on July 15, 2002, and Class Z shares were initially offered on March 5, 1986.

5

Understanding Your Expenses – Columbia Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,059.90	1,020.19	4.88	4.78	0.95
Class B	1,000.00	1,000.00	1,056.00	1,016.45	8.71	8.55	1.70
Class C	1,000.00	1,000.00	1,056.70	1,017.20	7.95	7.80	1.55
Class Z	1,000.00	1,000.00	1,061.20	1,021.44	3.60	3.53	0.70

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of Class C expenses, Class C account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

6

Portfolio Managers’ Report – Columbia Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)
Class A	9.53
Class B	9.53
Class C	9.53
Class Z	9.53

Distributions declared per share

04/01/09 – 03/31/10 ($)
Class A	0.57
Class B	0.51
Class C	0.52
Class Z	0.60

For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 33.42% without sales charge. The fund’s return exceeded the returns of its benchmarks, the Barclays Capital Credit Bond Index and a blended benchmark (a weighted custom composite of the Barclays Capital Credit Bond Index (85%) and JPMorgan Global High Yield Index (15%)), which were 20.83% and 25.75%, respectively, for the same period. The fund also outperformed the average fund in its peer group, the Lipper Corporate Debt Funds BBB-Rated Classification, which had an average return of 29.03% for the 12-month period. A heavy weight in investment-grade bonds and high-yield holdings, the latter of which are not part of the index, generally accounted for the fund’s strong performance.

Corporate bonds responded to an improving outlook

In a complete reversal from last year, corporate bonds staged a striking reversal, rebounding from the precipitous declines triggered by the credit crisis to record substantial gains. Aggressive government programs and a very accommodative Federal Reserve Board (the Fed) helped recapitalize corporate America and restore liquidity to the markets, heading off fears of a financial collapse. Investors began shedding low-risk holdings to pursue greater returns, as confident buyers scooped up beaten-down issues across the ratings spectrum and in a variety of industries. U.S. Treasury and agency bonds underperformed as investors sought better prospects elsewhere.

Sector allocation decisions drove strong results

Most of the fund’s outperformance relative to its benchmarks stems from a decision early last year to emphasize investment-grade and high-yield holdings. These sectors had fallen sharply during the credit crisis, leaving valuations depressed and yields relative to Treasuries at historically wide levels. We took advantage of these conditions to build overweight positions in investment-grade bonds. We also expanded high-yield holdings because we believed that lower-rated issues had the potential for significant gains in a recovering economy. Security selection within corporate sectors also added to returns. The fund’s emphasis on bank debt was productive, as was our choice of bonds that rank behind other bonds in a company’s capital structure and therefore offer higher yields.

Amid questions of capital adequacy in the banking industry, JPMorgan Chase’s (2.2% of net assets) debt rose because of the company’s comparatively small capital needs. MetLife (2.5% of net assets), whose capital was not in question, eliminated some real estate holdings and bought attractively priced assets at discounted prices from AIG. International Lease Finance (0.8% of net assets), an aircraft leasing company, also contributed. We added bonds of Citigroup (1.7% of net assets) when depressed prices resulted in a very high yield. Citi moved to strengthen its balance sheet and its securities responded favorably.

7

Portfolio Managers’ Report (continued) – Columbia Income Fund

30-day SEC yields
as of 03/31/10 (%)
Class A	4.71
Class B	4.24
Class C	4.40
Class Z	5.25

The 30-day SEC yields reflect the fund’s earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Portfolio structure
as of 03/31/10 (%)
Corporate Fixed-Income Bonds & Notes	90.4
Asset-Backed Securities	4.2
Government & Agency Obligations	2.0
Commercial Mortgage-Backed Securities	1.2
Municipal Bonds	0.5
Collateralized Mortgage Obligations	0.1
Mortgage-Backed Securities	0.0	*
Warrants	0.0	*
Preferred Stock	0.0	*
Short-Term Obligation	0.1
Other Assets & Liabilities, Net	1.5

* Represents less than 0.1% of net assets.

Quality breakdown
as of 03/31/10 (%)
Treasury	1.5
Agency	0.2
AAA	4.4
AA	9.5
A	25.2
BBB	42.8
BB	8.2
B	5.7
CCC	2.0
CC	0.1
Not Rated	0.2
Cash & Equivalents	0.2

Maturity breakdown
as of 03/31/10 (%)
0 - 1 year	2.9
1 - 2 year	3.5
2 - 3 years	2.5
3 - 4 years	7.9
4 - 5 years	10.7
5 - 6 years	4.3
6 - 7 years	7.7
7 - 8 years	7.7
8 - 9 years	7.5
9 - 10 years	10.2
10 - 20 years	3.5
20 - 30 years	27.1
30 years and over	4.3
Cash & Equivalents	0.2

Portfolio structure is calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned by one of the following nationally-recognized rating agencies: Standard and Poor’s, Moody’s Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund’s credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Looking ahead

With the economy on firmer footing, we believe the Fed will temper its accommodative stance and raise short-term interest rates late in 2010. Short-term rates are currently near zero, so a modest rate increase seems unlikely to disrupt the markets.

We believe that corporate and high-yield bonds should continue to perform well overall. Nevertheless, given how far the recent rally has come, we think it prudent to reduce some of the fund’s risk exposure by reducing its position in corporate bonds from a large overweight to a modest overweight.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as “junk bonds”) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer’s ability to make principal and interest payments.

8

Investment Portfolio – Columbia Income Fund

March 31, 2010

Corporate Fixed-Income Bonds and Notes – 90.4%

	Par ($) (a)	Value ($)
Basic Materials – 5.2%
Chemicals – 3.0%
Dow Chemical Co.
5.900% 02/15/15	4,390,000	4,752,719
8.550% 05/15/19	1,440,000	1,742,027
9.400% 05/15/39	4,845,000	6,494,427

Georgia Gulf Corp.
9.000% 01/15/17 (b)	80,000	83,700

Huntsman International LLC
7.875% 11/15/14	275,000	277,750

INEOS Group Holdings PLC
8.500% 02/15/16 (b)	685,000	565,125

INVISTA
9.250% 05/01/12 (b)	485,000	491,063

Lubrizol Corp.
6.500% 10/01/34	170,000	175,943
8.875% 02/01/19	715,000	901,800

NOVA Chemicals Corp.
8.375% 11/01/16 (b)	160,000	164,400
8.625% 11/01/19 (b)	160,000	164,800

Solutia, Inc.
8.750% 11/01/17	325,000	342,875

Terra Capital, Inc.
7.750% 11/01/19	230,000	277,725

Chemicals Total		16,434,354

Forest Products & Paper – 0.4%
Clearwater Paper Corp.
10.625% 06/15/16 (b)	145,000	160,950

Domtar Corp.
10.750% 06/01/17	125,000	151,875

Georgia-Pacific Corp.
8.000% 01/15/24	480,000	508,800

NewPage Corp.
10.000% 05/01/12	535,000	371,156
11.375% 12/31/14	210,000	208,950

PE Paper Escrow GmbH
12.000% 08/01/14 (b)	475,000	536,750

Forest Products & Paper Total		1,938,481

Iron/Steel – 0.9%
Arcelor Mittal
7.000% 10/15/39	2,430,000	2,495,566
9.850% 06/01/19	165,000	209,715

	Par ($) (a)	Value ($)
Nucor Corp.
5.000% 06/01/13	1,280,000	1,383,048

Russel Metals, Inc.
6.375% 03/01/14	300,000	280,875

Steel Dynamics, Inc.
7.750% 04/15/16 (04/07/10) (c)(d)	350,000	365,750

United States Steel Corp.
7.000% 02/01/18	210,000	206,850

Iron/Steel Total		4,941,804

Metals & Mining – 0.9%
FMG Finance Ltd.
10.625% 09/01/16 (b)	615,000	708,788

Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	180,000	200,250

Noranda Aluminium Holding Corp.
PIK,
7.024% 11/15/14 (05/15/10) (c)(d)	369,523	252,555

Teck Resources Ltd.
10.750% 05/15/19	520,000	637,000

Vale Overseas Ltd.
6.875% 11/21/36	2,650,000	2,741,557

Vedanta Resources PLC
9.500% 07/18/18 (b)	600,000	663,000

Metals & Mining Total		5,203,150

Basic Materials Total		28,517,789

Communications – 10.7%
Advertising – 0.0%
Interpublic Group of Companies, Inc.
6.250% 11/15/14	100,000	100,625

Advertising Total		100,625

Media – 4.8%
CCH II LLC/CCH II Capital Corp.
13.500% 11/30/16	480,362	577,635

Cengage Learning Acquisitions, Inc.
10.500% 01/15/15 (b)	215,000	206,400

Cequel Communications Holdings I LLC & Cequel Capital Corp.
8.625% 11/15/17 (b)	165,000	169,538

See Accompanying Notes to Financial Statements.

9

Columbia Income Fund

March 31, 2010

Corporate Fixed-Income Bonds and Notes (continued)

	Par ($) (a)	Value ($)
Communications (continued)
Clear Channel Worldwide Holdings, Inc.
9.250% 12/15/17 (b)	195,000	203,775

CMP Susquehanna Corp.
3.250% 05/15/14 (05/14/10) (c)(d)(e)	30,000	17,700

Comcast Corp.
6.950% 08/15/37	5,080,000	5,495,635

CSC Holdings, Inc.
8.500% 04/15/14 (b)	665,000	708,225

DirecTV Holdings LLC
6.375% 06/15/15	1,120,000	1,163,400

DISH DBS Corp.
6.625% 10/01/14	255,000	256,912
7.875% 09/01/19	260,000	270,400

Liberty Media LLC
8.250% 02/01/30	445,000	414,406

Local TV Finance LLC
PIK,
9.250% 06/15/15 (b)	253,575	159,186

News America, Inc.
6.400% 12/15/35	1,780,000	1,817,651
6.550% 03/15/33	500,000	507,332

Sinclair Television Group, Inc.
9.250% 11/01/17 (b)	280,000	294,700

Sirius XM Radio, Inc.
9.750% 09/01/15 (b)	565,000	610,200

Time Warner Cable, Inc.
3.500% 02/01/15	9,660,000	9,668,172
5.000% 02/01/20	2,759,000	2,720,322
5.850% 05/01/17	1,120,000	1,199,241

Media Total		26,460,830

Telecommunication Services – 5.9%
AT&T, Inc.
5.625% 06/15/16	1,645,000	1,803,446
6.550% 02/15/39	1,830,000	1,923,773

British Telecommunications PLC
5.950% 01/15/18	3,390,000	3,480,164
9.625% 12/15/30	3,500,000	4,407,476

Cellco Partnership/Verizon Wireless Capital LLC
5.550% 02/01/14	2,640,000	2,885,103

	Par ($) (a)	Value ($)
Clearwire Communications LLC/Clearwire Finance, Inc.
12.000% 12/01/15 (b)	470,000	479,013

Cricket Communications, Inc.
9.375% 11/01/14	375,000	381,563

Crown Castle International Corp.
9.000% 01/15/15	310,000	335,575

Digicel Group Ltd.
8.875% 01/15/15 (b)	695,000	682,837

Frontier Communications Corp.
7.875% 01/15/27	860,000	774,000

GeoEye, Inc.
9.625% 10/01/15 (b)	460,000	470,350

Global Crossing Ltd.
12.000% 09/15/15 (b)	540,000	599,400

Intelsat Jackson Holdings Ltd.
11.250% 06/15/16	285,000	308,513

Intelsat Luxembourg SA
11.250% 02/04/17	780,000	824,850

Level 3 Financing, Inc.
8.750% 02/15/17	265,000	242,475

Lucent Technologies, Inc.
6.450% 03/15/29	885,000	623,925

MetroPCS Wireless, Inc.
9.250% 11/01/14	415,000	424,337

Nextel Communications, Inc.
7.375% 08/01/15	755,000	717,250

Nielsen Finance LLC/Nielsen Finance Co.
11.500% 05/01/16	225,000	254,250

NII Capital Corp.
10.000% 08/15/16 (b)	210,000	229,950

Nordic Telephone Co. Holdings ApS
8.875% 05/01/16 (b)	430,000	461,175

Quebecor Media, Inc.
7.750% 03/15/16	615,000	622,688

Qwest Communications International, Inc.
7.500% 02/15/14	540,000	549,450

Qwest Corp.
7.500% 06/15/23	400,000	400,000

See Accompanying Notes to Financial Statements.

10

Columbia Income Fund

March 31, 2010

Corporate Fixed-Income Bonds and Notes (continued)

	Par ($) (a)	Value ($)
Communications (continued)
SBA Telecommunications, Inc.
8.250% 08/15/19 (b)	205,000	218,325

Sprint Capital Corp.
6.875% 11/15/28	215,000	173,075

Syniverse Technologies, Inc.
7.750% 08/15/13	280,000	282,100

Telefonica Emisiones SAU
6.221% 07/03/17	760,000	833,466
6.421% 06/20/16	2,900,000	3,221,671

Verizon Communications, Inc.
8.950% 03/01/39	1,500,000	2,034,099

Virgin Media Finance PLC
9.500% 08/15/16	540,000	589,950

West Corp.
11.000% 10/15/16	270,000	286,200

Wind Acquisition Finance SA
11.750% 07/15/17 (b)	592,000	654,160
11.750% 07/15/17 (b)	EUR 225,000	337,325
12.000% 12/01/15 (b)	65,000	70,200

Windstream Corp.
8.625% 08/01/16	340,000	347,650

Telecommunication Services Total		32,929,784

Communications Total		59,491,239

Consumer Cyclical – 5.0%
Airlines – 0.6%
American Airlines, Inc.
10.500% 10/15/12 (b)	245,000	260,925

Continental Airlines, Inc.
7.461% 04/01/15	3,281,066	3,240,053

Airlines Total		3,500,978

Apparel – 0.0%
Levi Strauss & Co.
9.750% 01/15/15	30,000	31,425

Apparel Total		31,425

Auto Manufacturers – 0.1%
General Motors Corp.
7.200% 01/15/11 (f)	390,000	143,325
8.375% 07/15/33 (f)	810,000	303,750

Navistar International Corp.
8.250% 11/01/21	195,000	198,900

Auto Manufacturers Total		645,975

	Par ($) (a)	Value ($)
Auto Parts & Equipment – 0.2%
Goodyear Tire & Rubber Co.
10.500% 05/15/16	520,000	561,600

Lear Corp.
7.875% 03/15/18	40,000	40,450
8.125% 03/15/20	40,000	40,650

TRW Automotive, Inc.
7.000% 03/15/14 (b)	305,000	300,425

Auto Parts & Equipment Total		943,125

Distribution/Wholesale – 0.0%
McJunkin Red Man Corp.
9.500% 12/15/16 (b)	220,000	224,675

Distribution/Wholesale Total		224,675

Entertainment – 0.4%
American Casino & Entertainment Properties LLC
11.000% 06/15/14	120,000	112,500

Boyd Gaming Corp.
6.750% 04/15/14	425,000	370,812
7.125% 02/01/16	20,000	16,700

Jacobs Entertainment, Inc.
9.750% 06/15/14	360,000	338,400

Mohegan Tribal Gaming Authority
11.500% 11/01/17 (b)	315,000	335,475

Pinnacle Entertainment, Inc.
8.625% 08/01/17 (b)	210,000	205,275

Six Flags, Inc.
9.625% 06/01/14 (f)	259,000	81,585

WMG Acquisition Corp.
7.375% 04/15/14	380,000	364,800

WMG Holdings Corp.
9.500% 12/15/14	345,000	347,588

Entertainment Total		2,173,135

Home Builders – 0.3%
D.R. Horton, Inc.
5.625% 09/15/14	440,000	435,600
5.625% 01/15/16	185,000	177,831

KB Home
5.875% 01/15/15	345,000	326,888

Ryland Group, Inc.
8.400% 05/15/17	180,000	195,750

See Accompanying Notes to Financial Statements.

11

Columbia Income Fund

March 31, 2010

Corporate Fixed-Income Bonds and Notes (continued)

	Par ($) (a)	Value ($)
Consumer Cyclical (continued)
Standard Pacific Corp.
7.000% 08/15/15	390,000	360,750

Home Builders Total		1,496,819

Leisure Time – 0.1%
Royal Caribbean Cruises Ltd.
7.500% 10/15/27	400,000	353,000

Leisure Time Total		353,000

Lodging – 0.4%
Harrah’s Operating Co., Inc.
10.000% 12/15/18	282,000	233,355
11.250% 06/01/17	385,000	414,837

Host Hotels & Resorts LP
6.750% 06/01/16	375,000	375,938

Mashantucket Western Pequot Tribe
8.500% 11/15/15 (b)(g)	485,000	121,250

MGM Mirage
6.750% 09/01/12	365,000	344,925

Seminole Indian Tribe of Florida
7.804% 10/01/20 (b)	535,000	498,652

Snoqualmie Entertainment Authority
9.125% 02/01/15 (b)	240,000	184,800

Starwood Hotels & Resorts Worldwide, Inc.
6.750% 05/15/18	100,000	100,250

Lodging Total		2,274,007

Retail – 2.9%
AmeriGas Partners LP
7.125% 05/20/16	165,000	166,650
7.250% 05/20/15	75,000	76,125
Best Buy Co., Inc.
6.750% 07/15/13	2,755,000	3,083,603

CVS Pass-Through Trust
5.298% 01/11/27 (b)	1,858,566	1,768,701
6.036% 12/10/28	1,971,829	1,950,198
8.353% 07/10/31 (b)	3,901,629	4,531,117

Dollar General Corp.
10.625% 07/15/15	335,000	367,662

General Nutrition Centers, Inc.
PIK,
4.893% 03/15/14 (09/15/10) (c)(d)	140,000	132,475

	Par ($) (a)	Value ($)
Inergy LP/Inergy Finance Corp.
8.250% 03/01/16	235,000	242,050
8.750% 03/01/15	320,000	334,800

Landry’s Restaurants, Inc.
11.625% 12/01/15 (b)	245,000	263,375

Limited Brands, Inc.
8.500% 06/15/19	255,000	284,325

Macy’s Retail Holdings, Inc.
5.350% 03/15/12	645,000	677,250

McDonald’s Corp.
5.700% 02/01/39	1,460,000	1,453,721

Rite Aid Corp.
9.500% 06/15/17	270,000	226,800

Starbucks Corp.
6.250% 08/15/17	120,000	130,117

Toys R US, Inc.
7.375% 10/15/18	420,000	403,200

Retail Total		16,092,169

Storage/Warehousing – 0.0%
Niska Gas Storage U.S. LLC/Niska Gas Storage Canada ULC
8.875% 03/15/18 (b)	190,000	194,275

Storage/Warehousing Total		194,275

Consumer Cyclical Total		27,929,583

Consumer Non-Cyclical – 7.7%
Beverages – 1.5%
Anheuser-Busch InBev Worldwide, Inc.
7.200% 01/15/14 (b)	4,275,000	4,897,560
7.750% 01/15/19 (b)	535,000	636,319
8.000% 11/15/39 (b)	2,270,000	2,872,392

Beverages Total		8,406,271

Commercial Services – 0.4%
ACE Cash Express, Inc.
10.250% 10/01/14 (b)	220,000	180,950

ARAMARK Corp.
8.500% 02/01/15	565,000	577,713

Ashtead Holdings PLC
8.625% 08/01/15 (b)	255,000	255,000

Corrections Corp. of America
6.250% 03/15/13	315,000	319,331

Iron Mountain, Inc.
8.000% 06/15/20	100,000	102,500

See Accompanying Notes to Financial Statements.

12

Columbia Income Fund

March 31, 2010

Corporate Fixed-Income Bonds and Notes (continued)

	Par ($) (a)	Value ($)
Consumer Non-Cyclical (continued)
Rental Service Corp.
9.500% 12/01/14	425,000	420,750

Service Corp. International
6.750% 04/01/16	220,000	215,600
7.000% 06/15/17	75,000	73,500

Commercial Services Total		2,145,344

Cosmetics/Personal Care – 0.0%
Revlon Consumer Products Corp.
9.750% 11/15/15 (b)	80,000	82,600

Cosmetics/Personal Care Total		82,600

Food – 2.8%
Campbell Soup Co.
4.500% 02/15/19	1,460,000	1,485,562

ConAgra Foods, Inc.
7.000% 10/01/28	2,385,000	2,601,470

JBS USA LLC/JBS USA Finance, Inc.
11.625% 05/01/14 (b)	360,000	410,400

Kraft Foods, Inc.
6.500% 02/09/40	7,310,000	7,575,214

Kroger Co.
8.000% 09/15/29	1,581,000	1,926,409

New Albertsons, Inc.
8.000% 05/01/31	375,000	322,500

Pinnacle Foods Finance LLC
9.250% 04/01/15	305,000	312,625
9.250% 04/01/15 (b)	160,000	164,000

Smithfield Foods, Inc.
10.000% 07/15/14 (b)	470,000	524,050

Food Total		15,322,230

Healthcare Products – 0.2%
Biomet, Inc.
PIK,
10.375% 10/15/17	870,000	957,000

Healthcare Products Total		957,000

Healthcare Services – 1.4%
Community Health Systems, Inc.
8.875% 07/15/15	560,000	579,600

DaVita, Inc.
7.250% 03/15/15	295,000	300,900

	Par ($) (a)	Value ($)
HCA, Inc.
9.250% 11/15/16	295,000	313,622
PIK,
9.625% 11/15/16	1,392,000	1,491,180

Health Net, Inc.
6.375% 06/01/17	465,000	432,450

Healthsouth Corp.
8.125% 02/15/20	165,000	164,175
10.750% 06/15/16	270,000	291,938

Roche Holdings, Inc.
6.000% 03/01/19 (b)	1,470,000	1,624,534

U.S. Oncology Holdings, Inc.
PIK,
6.643% 03/15/12 (09/15/10) (c)(d)	408,621	385,326

U.S. Oncology, Inc.
9.125% 08/15/17	310,000	323,950

WellPoint, Inc.
7.000% 02/15/19	1,485,000	1,683,969

Healthcare Services Total		7,591,644

Household Products/Wares – 0.0%
American Greetings Corp.
7.375% 06/01/16	255,000	254,362

Household Products/Wares Total		254,362

Pharmaceuticals – 1.4%
Abbott Laboratories
5.600% 05/15/11	1,000,000	1,050,921

Elan Finance PLC
4.250% 11/15/11 (05/15/10) (c)(d)	265,000	260,363
8.875% 12/01/13	195,000	200,850

Novartis Securities Investment Ltd.
5.125% 02/10/19	3,290,000	3,487,008

Omnicare, Inc.
6.750% 12/15/13	215,000	216,075
6.875% 12/15/15	25,000	24,531

Valeant Pharmaceuticals International
8.375% 06/15/16 (b)	390,000	407,550

Wyeth
6.500% 02/01/34	2,000,000	2,229,318

Pharmaceuticals Total		7,876,616

Consumer Non-Cyclical Total		42,636,067

See Accompanying Notes to Financial Statements.

13

Columbia Income Fund

March 31, 2010

Corporate Fixed-Income Bonds and Notes (continued)

	Par ($) (a)	Value ($)
Diversified – 0.0%
Diversified Holding Companies – 0.0%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
7.750% 10/15/16 (b)	225,000	231,187

Diversified Holding Companies Total		231,187

Diversified Total		231,187

Energy – 10.9%
Coal – 0.2%
Arch Western Finance LLC
6.750% 07/01/13	350,000	351,313

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
8.500% 12/15/19 (b)	170,000	174,250

Massey Energy Co.
6.875% 12/15/13	430,000	435,912

Coal Total		961,475

Energy-Alternate Sources – 0.1%
Headwaters, Inc.
11.375% 11/01/14 (b)	315,000	328,781

Energy-Alternate Sources Total		328,781

Oil & Gas – 5.9%
Antero Resources Finance Corp.
9.375% 12/01/17 (b)	390,000	401,700

Canadian Natural Resources Ltd.
6.250% 03/15/38	1,825,000	1,887,136

Chaparral Energy, Inc.
8.875% 02/01/17	235,000	215,025

Chesapeake Energy Corp.
6.375% 06/15/15	105,000	103,163

Cimarex Energy Co.
7.125% 05/01/17	475,000	484,500

Coffeyville Resources LLC
10.875% 04/01/17 (b)(h)	275,000	272,937

Connacher Oil & Gas Ltd.
11.750% 07/15/14 (b)	475,000	524,875

Devon Energy Corp.
6.300% 01/15/19	1,150,000	1,283,591

Forest Oil Corp.
8.500% 02/15/14	235,000	247,925

Frontier Oil Corp.
8.500% 09/15/16	230,000	235,750

	Par ($) (a)	Value ($)
Gazprom International SA
7.201% 02/01/20 (b)	1,787,572	1,899,295

Hess Corp.
7.300% 08/15/31	2,870,000	3,270,339

Linn Energy LLC/Linn Energy Finance Corp.
8.625% 04/15/20 (b)	45,000	45,056

Marathon Oil Corp.
6.000% 07/01/12	320,000	347,385
7.500% 02/15/19	505,000	593,175

Newfield Exploration Co.
6.625% 04/15/16	265,000	269,637

Nexen, Inc.
5.875% 03/10/35	2,070,000	1,968,212
7.500% 07/30/39	1,190,000	1,357,412

OPTI Canada, Inc.
8.250% 12/15/14	575,000	540,500

Penn Virginia Corp.
10.375% 06/15/16	255,000	276,675

PetroHawk Energy Corp.
7.875% 06/01/15	320,000	326,000

Qatar Petroleum
5.579% 05/30/11 (b)	350,070	359,608

Quicksilver Resources, Inc.
7.125% 04/01/16	315,000	299,250

Range Resources Corp.
7.500% 05/15/16	205,000	211,150

Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.832% 09/30/16 (b)	640,000	682,803
5.838% 09/30/27 (b)	1,200,000	1,164,600

Shell International Finance BV
5.500% 03/25/40	4,025,000	3,945,579

Southwestern Energy Co.
7.500% 02/01/18	205,000	222,425

Talisman Energy, Inc.
5.850% 02/01/37	3,615,000	3,465,256
7.750% 06/01/19	4,311,000	5,136,772

Tesoro Corp.
6.625% 11/01/15	450,000	430,875

See Accompanying Notes to Financial Statements.

14

Columbia Income Fund

March 31, 2010

Corporate Fixed-Income Bonds and Notes (continued)

	Par ($) (a)	Value ($)
Energy (continued)
United Refining Co.
10.500% 08/15/12	270,000	257,850

Oil & Gas Total		32,726,456

Oil & Gas Services – 0.7%
Smith International, Inc.
9.750% 03/15/19	1,480,000	1,990,758

Weatherford International Ltd.
7.000% 03/15/38	1,780,000	1,881,991

Oil & Gas Services Total		3,872,749

Pipelines – 4.0%
Atlas Pipeline Partners LP
8.125% 12/15/15	355,000	342,575

El Paso Corp.
6.875% 06/15/14	350,000	357,141
7.250% 06/01/18	220,000	227,020

Enbridge Energy Partners LP
7.500% 04/15/38	1,785,000	2,089,742

Energy Transfer Partners LP
6.000% 07/01/13	1,865,000	2,016,089

Kinder Morgan Energy Partners LP
5.625% 02/15/15	1,185,000	1,284,977
6.500% 09/01/39	1,985,000	2,040,387
6.950% 01/15/38	1,530,000	1,657,343

MarkWest Energy Partners LP
6.875% 11/01/14	205,000	200,900
8.500% 07/15/16	455,000	462,394

ONEOK Partners LP
6.850% 10/15/37	1,090,000	1,165,339

Plains All American Pipeline LP/PAA Finance Corp.
5.750% 01/15/20	265,000	271,746
6.500% 05/01/18	3,750,000	4,085,820
6.650% 01/15/37	2,635,000	2,732,337
8.750% 05/01/19	630,000	768,580

TransCanada Pipelines Ltd.
6.350% 05/15/67 (05/15/17) (c)(d)	2,610,000	2,483,402

Williams Companies, Inc.
7.875% 09/01/21	107,000	125,984

Pipelines Total		22,311,776

Energy Total		60,201,237

	Par ($) (a)	Value ($)
Financials – 36.2%
Banks – 20.7%
Barclays Bank PLC
5.000% 09/22/16	2,470,000	2,538,839
7.375% 06/29/49 (12/01/11) (b)(c)(d)	900,000	868,500

Capital One Capital IV
6.745% 02/17/37 (c)	5,020,000	4,329,750

Capital One Capital V
10.250% 08/15/39	4,835,000	5,727,952

Capital One Financial Corp.
5.700% 09/15/11	960,000	1,003,342
7.375% 05/23/14	255,000	291,397

Chinatrust Commercial Bank
5.625% 12/29/49 (03/17/15) (b)(c)(d)	825,000	761,681

CIT Group, Inc.
7.000% 05/01/17	1,030,000	950,175

Citigroup, Inc.
8.125% 07/15/39	8,218,000	9,486,884

Comerica Bank
0.337% 06/30/10 (04/30/10) (c)(d)	900,000	899,555
5.200% 08/22/17	2,080,000	2,017,725
5.750% 11/21/16	2,985,000	3,072,577

Discover Bank/Greenwood DE
8.700% 11/18/19	4,465,000	4,890,389

Discover Financial Services
10.250% 07/15/19	1,090,000	1,296,838

Fifth Third Bank/Ohio
0.360% 05/17/13 (05/17/10) (c)(d)	1,065,000	994,633

HSBC Capital Funding LP
9.547% 12/31/49 (b)(c)	2,700,000	2,733,750

HSBC Holdings PLC
6.800% 06/01/38	2,000,000	2,144,656

JPMorgan Chase Capital XVII
5.850% 08/01/35	1,950,000	1,756,236

JPMorgan Chase Capital XX
6.550% 09/29/36	9,095,000	8,534,930

JPMorgan Chase Capital XXIII
1.250% 05/15/47 (05/17/10) (c)(d)	2,200,000	1,651,041

See Accompanying Notes to Financial Statements.

15

Columbia Income Fund

March 31, 2010

Corporate Fixed-Income Bonds and Notes (continued)

	Par ($) (a)	Value ($)
Financials (continued)
KeyBank NA
5.800% 07/01/14	1,695,000	1,733,546

Keycorp
6.500% 05/14/13	3,820,000	4,079,412

Lloyds TSB Bank PLC
4.375% 01/12/15 (b)	6,205,000	6,116,777

Lloyds TSB Group PLC
6.267% 12/31/49 (11/14/16) (b)(c)(d)	1,245,000	737,663

M&I Marshall & Ilsley Bank
5.300% 09/08/11	763,000	761,183

Merrill Lynch & Co., Inc.
5.700% 05/02/17 (i)	6,370,000	6,331,748
7.750% 05/14/38 (i)	2,585,000	2,865,398

National City Bank of Cleveland
6.200% 12/15/11	575,000	619,725

National City Bank of Kentucky
6.300% 02/15/11	1,020,000	1,048,320

National City Corp.
6.875% 05/15/19	1,840,000	2,044,496

Northern Trust Co.
6.500% 08/15/18	3,450,000	3,860,364

Northern Trust Corp.
5.500% 08/15/13	2,005,000	2,218,811

PNC Funding Corp.
3.625% 02/08/15	2,640,000	2,655,816
5.125% 02/08/20	4,000,000	4,029,368

Regions Financial Corp.
7.000% 03/01/11	3,805,000	3,833,652

SunTrust Preferred Capital I
5.853% 12/31/49 (12/15/11) (c)(d)	545,000	419,650

USB Capital IX
6.189% 04/15/42 (c)	9,190,000	7,857,450

Westpac Banking Corp.
4.200% 02/27/15	7,300,000	7,514,437

Zions Bancorporation
7.750% 09/23/14	245,000	247,112

Banks Total		114,925,778

	Par ($) (a)	Value ($)
Diversified Financial Services – 4.3%
American General Finance Corp.
6.900% 12/15/17	205,000	179,561

Ameriprise Financial, Inc.
7.300% 06/28/19	2,095,000	2,427,363

Cemex Finance LLC
9.500% 12/14/16 (b)	255,000	263,925

E*Trade Financial Corp.
PIK,
12.500% 11/30/17	255,000	294,011

Eaton Vance Corp.
6.500% 10/02/17	2,230,000	2,401,534

Ford Motor Credit Co., LLC
7.800% 06/01/12	1,025,000	1,063,095
8.000% 12/15/16	525,000	553,152

Fund American Companies, Inc.
5.875% 05/15/13	1,557,000	1,602,491

General Electric Capital Corp.
5.500% 01/08/20	3,975,000	4,055,554

GMAC, Inc.
6.875% 09/15/11	505,000	513,206
8.000% 11/01/31	405,000	386,775

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
8.000% 01/15/18 (b)	560,000	539,700

International Lease Finance Corp.
4.875% 09/01/10	2,418,000	2,417,978
5.625% 09/15/10	1,750,000	1,762,346

Lehman Brothers Holdings, Inc.
5.625% 01/24/13 (e)(f)	13,665,000	3,228,356
6.875% 05/02/18 (e)(f)	600,000	141,750

Nuveen Investments, Inc.
10.500% 11/15/15	420,000	407,400

PF Export Receivables Master Trust
3.748% 06/01/13 (b)	423,245	415,431

Reliance Intermediate Holdings LP
9.500% 12/15/19 (b)	360,000	380,700

SLM Corp.
8.000% 03/25/20	470,000	457,667

Diversified Financial Services Total		23,491,995

See Accompanying Notes to Financial Statements.

16

Columbia Income Fund

March 31, 2010

Corporate Fixed-Income Bonds and Notes (continued)

	Par ($) (a)	Value ($)
Financials (continued)
Insurance – 9.0%
Asurion Corp.
6.730% 07/02/15 (04/12/10) (c)(d)(j)	365,000	361,043

CNA Financial Corp.
5.850% 12/15/14	1,078,000	1,096,926
7.350% 11/15/19	2,127,000	2,222,989

Crum & Forster Holdings Corp.
7.750% 05/01/17	415,000	410,850

HUB International Holdings, Inc.
10.250% 06/15/15 (b)	340,000	325,550

ING Groep NV
5.775% 12/29/49 (12/08/15) (c)(d)	5,969,000	5,082,604

Liberty Mutual Group, Inc.
7.500% 08/15/36 (b)	3,555,000	3,428,268
10.750% 06/15/58 (b)(c)	2,200,000	2,464,000

Lincoln National Corp.
8.750% 07/01/19	4,215,000	5,153,984

MetLife Capital Trust X
9.250% 04/08/38 (b)(c)	5,085,000	5,720,625

MetLife, Inc.
6.750% 06/01/16	5,090,000	5,704,124
10.750% 08/01/39	2,260,000	2,913,032

Principal Life Income Funding Trusts
5.300% 04/24/13	2,485,000	2,667,546

Provident Companies, Inc.
7.000% 07/15/18	120,000	122,371

Prudential Financial, Inc.
4.500% 07/15/13	1,580,000	1,651,895
4.750% 06/13/15	1,075,000	1,104,612
8.875% 06/15/38 (c)	3,435,000	3,855,788

Transatlantic Holdings, Inc.
8.000% 11/30/39	2,775,000	2,836,072

Unum Group
7.125% 09/30/16	2,230,000	2,424,090

USI Holdings Corp.
9.750% 05/15/15 (b)	215,000	203,175

Insurance Total		49,749,544

Real Estate Investment Trusts (REITs) – 2.2%
Brandywine Operating Partnership LP
7.500% 05/15/15	1,440,000	1,549,536

	Par ($) (a)	Value ($)
Duke Realty LP
7.375% 02/15/15	2,145,000	2,316,407
8.250% 08/15/19	4,514,000	5,034,415

DuPont Fabros Technology LP
8.500% 12/15/17 (b)	335,000	345,050

Highwoods Properties, Inc.
5.850% 03/15/17	830,000	793,336

Liberty Property LP
5.500% 12/15/16	2,155,000	2,088,966

Real Estate Investment Trusts (REITs) Total		12,127,710

Savings & Loans – 0.0%
Washington Mutual Bank
5.125% 01/15/15 (g)	6,350,000	39,688

Washington Mutual Preferred Funding Delaware
6.534% 03/29/49 (03/15/11) (b)(c)(d)(g)	1,075,000	30,906

Savings & Loans Total		70,594

Financials Total		200,365,621

Industrials – 4.9%
Aerospace & Defense – 1.0%
BE Aerospace, Inc.
8.500% 07/01/18	360,000	384,300

Embraer Overseas Ltd.
6.375% 01/15/20	2,555,000	2,599,712

L-3 Communications Corp.
6.375% 10/15/15	490,000	502,862

Raytheon Co.
5.500% 11/15/12	1,000,000	1,101,564

Sequa Corp.
11.750% 12/01/15 (b)	375,000	375,000

Systems 2001 Asset Trust
6.664% 09/15/13 (b)	400,305	423,751

Aerospace & Defense Total		5,387,189

Air Transportation – 0.1%
Air 2 US
8.027% 10/01/19 (b)	402,700	341,792

Air Transportation Total		341,792

Building Materials – 0.1%
Building Materials Corp. of America
7.500% 03/15/20 (b)	85,000	84,788

See Accompanying Notes to Financial Statements.

17

Columbia Income Fund

March 31, 2010

Corporate Fixed-Income Bonds and Notes (continued)

	Par ($) (a)	Value ($)
Industrials (continued)
Nortek, Inc.
11.000% 12/01/13	210,933	226,226

Texas Industries, Inc.
7.250% 07/15/13	305,000	299,662

Building Materials Total		610,676

Electrical Components & Equipment – 0.1%
Belden, Inc.
7.000% 03/15/17	470,000	462,950

General Cable Corp.
7.125% 04/01/17	345,000	341,981

Electrical Components & Equipment Total		804,931

Engineering & Construction – 0.0%
Esco Corp.
8.625% 12/15/13 (b)	270,000	271,350

Engineering & Construction Total		271,350

Environmental Control – 0.1%
Clean Harbors, Inc.
7.625% 08/15/16	270,000	274,050

Environmental Control Total		274,050

Machinery-Construction & Mining – 0.1%
Terex Corp.
8.000% 11/15/17	560,000	544,600

Machinery-Construction & Mining Total		544,600

Machinery-Diversified – 0.1%
CPM Holdings, Inc.
10.625% 09/01/14 (b)	240,000	255,600

Manitowoc Co., Inc.
7.125% 11/01/13	300,000	299,250

Machinery-Diversified Total		554,850

Miscellaneous Manufacturing – 1.6%
American Railcar Industries, Inc.
7.500% 03/01/14	165,000	157,575

Bombardier, Inc.
6.300% 05/01/14 (b)	105,000	108,938

Colt Defense LLC/Colt Finance Corp.
8.750% 11/15/17 (b)	285,000	285,712

Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	2,470,000	2,994,964

Reddy Ice Corp.
13.250% 11/01/15 (b)	271,000	278,452

	Par ($) (a)	Value ($)
Trimas Corp.
9.750% 12/15/17 (b)	365,000	377,775

Tyco International Ltd./Tyco International Finance SA
6.875% 01/15/21	3,935,000	4,496,521

Miscellaneous Manufacturing Total		8,699,937

Packaging & Containers – 0.4%
Berry Plastics Holding Corp.
8.875% 09/15/14	475,000	463,719

BWAY Corp.
10.000% 04/15/14 (b)	265,000	284,875

Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	295,000	306,800

Crown Americas LLC & Crown Americas Capital Corp. II
7.625% 05/15/17 (b)	220,000	229,350

Graham Packaging Co., LP/GPC Capital Corp. I
8.250% 01/01/17 (b)	100,000	100,750

Graphic Packaging International, Inc.
9.500% 06/15/17	450,000	480,375

Solo Cup Co.
8.500% 02/15/14	480,000	469,200

Packaging & Containers Total		2,335,069

Transportation – 1.3%
BNSF Funding Trust I
6.613% 12/15/55 (01/15/26) (c)(d)	1,730,000	1,680,262

Bristow Group, Inc.
7.500% 09/15/17	300,000	303,000

Burlington Northern Santa Fe Corp.
7.950% 08/15/30	945,000	1,150,934

Kansas City Southern de Mexico SA de CV
7.625% 12/01/13	425,000	434,563

Navios Maritime Holdings, Inc.
9.500% 12/15/14	375,000	377,813

PHI, Inc.
7.125% 04/15/13	315,000	305,944

RailAmerica, Inc.
9.250% 07/01/17	153,000	163,136

See Accompanying Notes to Financial Statements.

18

Columbia Income Fund

March 31, 2010

Corporate Fixed-Income Bonds and Notes (continued)

	Par ($) (a)	Value ($)
Industrials (continued)
Ship Finance International Ltd.
8.500% 12/15/13	355,000	351,450

Stena AB
7.500% 11/01/13	315,000	322,875

Union Pacific Corp.
5.700% 08/15/18	2,245,000	2,362,490

Transportation Total		7,452,467

Industrials Total		27,276,911

Technology – 2.0%
Computers – 0.1%
Seagate Technology International
10.000% 05/01/14 (b)	150,000	169,875

Sungard Data Systems, Inc.
9.125% 08/15/13	310,000	317,750

Computers Total		487,625

Networking Products – 0.9%
Cisco Systems, Inc.
5.500% 01/15/40	2,860,000	2,742,657
5.900% 02/15/39	2,620,000	2,659,966

Networking Products Total		5,402,623

Semiconductors – 0.1%
Amkor Technology, Inc.
9.250% 06/01/16	160,000	168,800

Freescale Semiconductor, Inc.
12.500% 12/15/14 (03/01/10) (c)(d)	155,469	159,716

Semiconductors Total		328,516

Software – 0.9%
Oracle Corp.
6.500% 04/15/38	4,515,000	4,983,562

Software Total		4,983,562

Technology Total		11,202,326

Utilities – 7.8%
Electric – 6.6%
AES Corp.
8.000% 10/15/17	725,000	735,875

American Electric Power Co., Inc.
5.250% 06/01/15	1,825,000	1,951,212

CMS Energy Corp.
6.875% 12/15/15	205,000	218,491

	Par ($) (a)	Value ($)
Commonwealth Edison Co.
5.900% 03/15/36	690,000	700,376
5.950% 08/15/16	1,515,000	1,660,625
6.150% 09/15/17	1,890,000	2,088,694
6.950% 07/15/18	2,520,000	2,780,628

Consolidated Edison Co. of New York, Inc.
6.750% 04/01/38	1,985,000	2,239,376

Dominion Resources, Inc.
8.875% 01/15/19	1,500,000	1,892,371

DTE Energy Co.
7.625% 05/15/14	955,000	1,086,451

Dynegy Holdings, Inc.
7.750% 06/01/19	255,000	192,525

Edison Mission Energy
7.000% 05/15/17	285,000	198,788

Energy Future Holdings Corp.
10.000% 01/15/20 (b)	110,000	114,675

Exelon Generation Co. LLC
6.200% 10/01/17	1,000,000	1,088,280

FPL Energy American Wind LLC
6.639% 06/20/23 (b)	907,649	930,630

FPL Energy National Wind LLC
5.608% 03/10/24 (b)	165,782	166,143

Intergen NV
9.000% 06/30/17 (b)	565,000	581,950

Ipalco Enterprises, Inc.
7.250% 04/01/16 (b)	330,000	342,375

Kansas City Power & Light Co.
7.150% 04/01/19	3,415,000	3,919,122

Mirant Americas Generation LLC
8.500% 10/01/21	685,000	643,900

Niagara Mohawk Power Corp.
4.881% 08/15/19 (b)	3,430,000	3,406,408

NRG Energy, Inc.
7.375% 02/01/16	630,000	625,275
7.375% 01/15/17	60,000	59,400

NSG Holdings LLC/NSG Holdings, Inc.
7.750% 12/15/25 (b)	540,000	486,000

Oncor Electric Delivery Co.
5.950% 09/01/13	3,225,000	3,521,842
7.250% 01/15/33	1,300,000	1,462,258

See Accompanying Notes to Financial Statements.

19

Columbia Income Fund

March 31, 2010

Corporate Fixed-Income Bonds and Notes (continued)

	Par ($) (a)	Value ($)
Utilities (continued)
Southern Co.
4.150% 05/15/14	1,010,000	1,054,157

Tenaska Alabama II Partners LP
6.125% 03/30/23 (b)	967,999	960,013

Texas Competitive Electric Holdings Co. LLC
10.250% 11/01/15	260,000	180,700

Windsor Financing LLC
5.881% 07/15/17 (b)	1,665,558	1,318,156

Electric Total		36,606,696

Gas – 1.2%
Atmos Energy Corp.
6.350% 06/15/17	1,585,000	1,704,565
8.500% 03/15/19	1,965,000	2,410,790

Nakilat, Inc.
6.067% 12/31/33 (b)	1,160,000	1,055,704

Sempra Energy
6.500% 06/01/16	1,120,000	1,251,248

Gas Total		6,422,307

Utilities Total		43,029,003

Total Corporate Fixed-Income Bonds & Notes (cost of $488,227,496)		500,880,963

Asset-Backed Securities – 4.2%
Bay View Auto Trust
5.310% 06/25/14	1,110,000	1,124,403

Citicorp Residential Mortgage Securities, Inc.
5.892% 03/25/37 (04/01/10)(c)(d)	3,300,000	2,917,956
6.080% 06/25/37 (04/01/10)(c)(d)	4,000,000	3,716,617

Citigroup Mortgage Loan Trust, Inc.
5.517% 08/25/35 (04/01/10)(c)(d)	1,200,000	87,469
5.598% 03/25/36 (04/01/10)(c)(d)	512,361	432,073
5.666% 08/25/35 (04/01/10)(c)(d)	1,000,000	57,282

Countrywide Asset-Backed Certificates
0.356% 06/25/21 (04/26/10)(c)(d)(e)	337,782	253,767

	Par ($) (a)	Value ($)
Ford Credit Auto Owner Trust
5.470% 09/15/12	4,000,000	4,205,080
5.680% 06/15/12	1,500,000	1,558,491
5.690% 11/15/12	3,000,000	3,211,216

Green Tree Financial Corp.
6.870% 01/15/29	377,160	396,240
Harley-Davidson Motorcycle Trust
5.540% 04/15/15	1,400,000	1,457,321

JPMorgan Auto Receivables Trust
5.610% 12/15/14(b)	550,988	552,371

Residential Asset Mortgage Products, Inc.
4.120% 06/25/33 (04/01/10)(c)(d)	246,713	144,552

Small Business Administration Participation Certificates
5.570% 03/01/26	795,693	862,261

Wachovia Auto Loan Owner Trust
5.650% 02/20/13	2,500,000	2,590,157

Total Asset-Backed Securities (cost of $25,891,806)		23,567,256

Government & Agency Obligations – 2.0%

Foreign Government Obligations – 0.5%
Federative Republic of Brazil
6.000% 01/17/17	1,000,000	1,086,500

Republic of Italy
5.375% 06/12/17	1,600,000	1,719,544

Foreign Government Obligations Total		2,806,044

U.S. Government Obligations – 1.5%
U.S. Treasury Bonds
4.375% 11/15/39	2,580,000	2,439,713

U.S. Treasury Notes
1.375% 02/15/13	4,000,000	3,981,248
2.375% 02/28/15	1,872,000	1,859,139

U.S. Government Obligations Total		8,280,100

Total Government & Agency Obligations (cost of $11,055,185)		11,086,144

See Accompanying Notes to Financial Statements.

20

Columbia Income Fund

March 31, 2010

Commercial Mortgage-Backed Securities – 1.2%

	Par ($) (a)	Value ($)
Bear Stearns Commercial Mortgage Securities
5.719% 09/11/38 (04/01/10) (c)(d)	3,750,000	3,917,109
Credit Suisse Mortgage Capital Certificates
5.723% 06/15/39 (04/01/10) (c)(d)	695,000	626,052

GMAC Commercial Mortgage Securities, Inc.
5.487% 05/10/40 (04/01/10) (c)(d)	1,230,000	1,311,245

GS Mortgage Securities Corp. II
5.560% 11/10/39	955,000	945,435

Total Commercial Mortgage-Backed Securities (cost of $4,680,108)		6,799,841

Municipal Bonds – 0.5%

California – 0.5%
CA Los Angeles Unified School District
Series 2009,
5.750% 07/01/34	2,055,000	1,891,463
CA State
Series 2009,
7.550% 04/01/39	725,000	753,899

California Total		2,645,362

Total Municipal Bonds (cost of $2,835,146)		2,645,362

Collateralized Mortgage Obligations – 0.1%

Non-Agency – 0.1%
Citicorp Mortgage Securities, Inc.
5.960% 05/25/37 (04/01/10) (c)(d)	1,449,241	308,947

Countrywide Alternative Loan Trust
5.500% 09/25/35	2,086,975	137,925

Nomura Asset Acceptance Corp.
0.346% 08/25/36 (04/26/10) (c)(d)	89,938	51,147

Sequoia Mortgage Trust
5.723% 07/20/37 (04/01/10) (c)(d)	1,022,736	135,974

	Par ($) (a)	Value ($)
Wachovia Mortgage Loan Trust LLC
5.231% 05/20/36 (04/01/10) (c)(d)	493,791	6,076

Non-Agency Total		640,069

Total Collateralized Mortgage Obligations (cost of $5,013,779)		640,069

Mortgage-Backed Securities – 0.0%
Government National Mortgage Association
10.000% 10/15/17	1,131	1,257
10.000% 01/15/19	261	290
10.500% 01/15/16	2,323	2,578
10.500% 04/15/20	1,528	1,716
10.500% 05/15/20	6,295	7,069
11.500% 05/15/13	2,715	2,991
12.500% 10/15/13	696	740
12.500% 11/15/13	1,849	2,091
12.500% 12/15/13	4,890	5,521
14.000% 08/15/11	515	546

Total Mortgage-Backed Securities (cost of $22,427)		24,799

	Shares

Warrants – 0.0%

Financials – 0.0%
CNB Capital Trust I
Expires 03/23/19 (b)(e)(k)	8,101	81

Financials Total		81

Total Warrants (cost of $81)		81

Preferred Stock – 0.0%

Communications – 0.0%
Media – 0.0%
CMP Susquehanna Radio Holdings Corp.,
Series A (b)(e)(k)	7,089	71

Media Total		71

Communications Total		71

Total Preferred Stock (cost of $71)		71

See Accompanying Notes to Financial Statements.

21

Columbia Income Fund

March 31, 2010

	Par ($) (a)	Value ($)
Short-Term Obligation – 0.1%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.00%, collateralized by a U.S. Government Agency obligation maturing 04/15/14, market value $462,358 (repurchase proceeds $453,000)	453,000	453,000

Total Short-Term Obligation (cost of $453,000)		453,000

Total Investments – 98.5% (cost of $538,179,099)(l)		546,097,586

Other Assets & Liabilities, Net – 1.5%		8,306,071

Net Assets – 100.0%		554,403,657

Notes to Investment Portfolio:

(a)	Principal amount is stated in United States dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, these securities, which are not illiquid except for the following, amounted to $75,961,013, which represents 13.7% of net assets.

Security	Acquisition Dates	Par/Units	Cost	Value
ACE Cash Express, Inc. 10.250% 10/01/14	09/26/06- 09/27/06	$220,000	$222,025	$180,950
CMP Susquehanna Radio Holdings Corp. Series A	03/26/09	7,089	71	71
CNB Capital Trust I Expires 03/23/19	03/26/09	8,101	81	81
Local TV Finance LLC, PIK 9.250% 06/15/15	05/02/07- 12/15/09	$253,575	241,739	159,186
Qatar Petroleum 5.579% 05/30/11	05/26/06	$350,070	350,070	359,608
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/26/07	$535,000	543,813	498,652
Systems 2001 Asset Trust 6.664% 09/15/13	06/04/01	$400,305	400,305	423,751

				$1,622,299

(c)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2010.

(d)	Parenthetical date represents the next interest rate reset date for the security.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2010, the value of these securities amounted to $3,641,725, which represents 0.7% of net assets.

(f)	The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At March 31, 2010, the value of these securities amounted to $3,898,766, which represents 0.7% of net assets.

(g)	The issuer is in default of certain debt covenants. Income is not being accrued. At March 31, 2010, the value of these securities amounted to $191,844, which represents less than 0.1% of net assets.

(h)	Security purchased on a delayed delivery basis.

(i)	Investments in affiliates during the year ended March 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc., 5.700% 05/02/17	$6,089,892	$—	$3,847,862	$505,407	$6,331,748
Merrill Lynch & Co., Inc., 6.050% 08/15/12	574,898	—	722,106	28,712	—
Merrill Lynch & Co., Inc., 7.750% 05/14/38	1,564,199	—	55,462	203,018	2,865,398
Countrywide Financial Corp., 0.000% 04/15/37	389,438	—	400,000	—	—

	$8,618,427	$—	$5,025,430	$737,137	$9,197,146

(j)	Loan participation agreement.

(k)	Non-income producing security.

(l)	Cost for federal income tax purposes is $539,441,201.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$28,517,789	$—	$28,517,789
Communications	—	59,473,539	17,700	59,491,239
Consumer Cyclical	—	24,689,530	3,240,053	27,929,583
Consumer Non-Cyclical	—	42,636,067	—	42,636,067
Diversified	—	231,187	—	231,187
Energy	—	60,201,237	—	60,201,237
Financials	—	200,365,621	—	200,365,621
Industrials	—	26,935,119	341,792	27,276,911
Technology	—	11,202,326	—	11,202,326
Utilities	—	43,029,003	—	43,029,003

Total Corporate Fixed-Income Bonds & Notes	—	497,281,418	3,599,545	500,880,963

Total Asset-Backed Securities	—	23,567,256	—	23,567,256

Total Commercial Mortgage-Backed Securities	—	6,799,841	—	6,799,841

See Accompanying Notes to Financial Statements.

22

Columbia Income Fund

March 31, 2010

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Government & Agency Obligations
Foreign Government Obligations	$—	$2,806,044	$—	$2,806,044
U.S. Government Obligations	8,280,100	—	—	8,280,100

Total Government & Agency Obligations	8,280,100	2,806,044	—	11,086,144

Total Municipal Bonds	—	2,645,362	—	2,645,362

Total Collateralized Mortgage Obligations	—	640,069	—	640,069

Total Mortgage-Backed Securities	—	24,799	—	24,799

Total Warrants	—	—	81	81

Total Preferred Stock	—	—	71	71

Total Short-Term Obligation	—	453,000	—	453,000

Total Investments	8,280,100	534,217,789	3,599,697	546,097,586

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$—	$6,888	$—	$6,888

Unrealized Appreciation on Credit Default Swap Contracts	—	77,147	—	77,147

Unrealized Depreciation on Credit Default Swap Contracts	—	(589,369)	—	(589,369)

Unrealized Appreciation on Futures Contracts	22,120	—	—	22,120

Unrealized Depreciation on Futures Contracts	(408,339)			(408,339)

Total	$7,893,881	$533,712,455	$3,599,697	$545,206,033

The following table reconciles asset balances for the year ending March 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of March 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2010
Corporate Fixed-Income Bonds & Notes
Communications	$13,500	$494	$—	$3,706	$—	$—	$—	$—	$17,700
Consumer Cyclical	2,443,226	—	20,530	985,553	—	(209,256)	—	—	3,240,053
Industrials	272,017	—	(49,631)	211,282	—	(91,876)	—	—	341,792
Asset-Backed Securities	571,517	—	(1,728)	(6,498)	—	(309,524)	—	(253,767)	—
Convertible Bond
Financials	—	577	40,949	(30,964)	—	(400,000)	389,438	—	—
Warrants
Financials	81	—	—	—	—	—	—	—	81
Preferred Stock
Communications	71	—	—	—	—	—	—	—	71

	$3,300,412	$1,071	$10,120	$1,163,079	$—	$(1,010,656)	$389,438	$(253,767)	$3,599,697

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at March 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $1,200,541. This amount is included in net change in unrealized appreciation on the Statement of Changes in Net Assets.

Financial assets levels were transferred out of Level 3 due to management’s determination that reliable and observable market data was now available to, and utilized by, pricing services for the valuation of this security.

Financial asset levels were transferred into Level 3 due to the pricing services methodology change from pricing the security based upon market data for comparable securities to the reliance upon a single broker quote.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

23

Columbia Income Fund

March 31, 2010

Forward foreign currency exchange contracts outstanding on March 31, 2010 are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
EUR	$236,365	$237,681	04/09/10	$1,316
EUR	303,899	309,471	04/15/10	5,572

				$6,888

At March 31, 2010, the Fund has entered into the following credit default swap contracts:

Credit Risk

Swap Counterparty	Referenced Obligation	Receive Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Upfront Premium Paid (Received)	Value of Contract
Barclays Capital	Toll Brothers, Inc. 5.150% 05/15/15	Buy	1.000%	09/20/14	$3,715,000	$29,184	$31,350
Barclays Capital	Toll Brothers, Inc. 5.150% 05/15/15	Buy	1.000%	09/20/14	3,715,000	12,914	45,797
Barclays Capital	The Home Depot, Inc.	Buy	1.000%	03/20/15	8,000,000	(37,977)	(96,543)
Barclays Capital	Limited Brands, Inc.	Buy	1.000%	03/20/15	4,500,000	251,315	(90,011)
Barclays Capital	D.R. Horton, Inc.	Buy	1.000%	03/20/15	5,000,000	218,221	(27,049)
Barclays Capital	Macy’s, Inc.	Buy	1.000%	03/20/15	3,520,000	181,034	(68,929)
Barclays Capital	Textron, Inc.	Buy	1.000%	03/20/15	2,000,000	63,593	(56)
BNP Paribas	Marriott International, Inc.	Buy	1.000%	03/20/15	5,560,000	51,644	(51,189)
CS First Boston	Textron, Inc.	Buy	1.000%	03/20/15	3,560,000	121,078	(7,884)
JPMorgan	Macy’s, Inc.	Buy	1.000%	03/20/15	6,000,000	321,834	(130,284)
JPMorgan	D.R. Horton, Inc.	Buy	1.000%	03/20/15	4,500,000	196,380	(24,430)
Morgan Stanley	The Home Depot, Inc.	Buy	1.000%	03/20/15	3,700,000	(28,013)	(34,377)
Morgan Stanley	Limited Brands, Inc.	Buy	1.000%	03/20/15	5,000,000	235,715	(58,617)

							$(512,222)

At March 31, 2010, the Fund held the following open short futures contracts:

Interest Rate Risk
Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Notes	134	$29,071,719	$29,052,439	June- 2010	$(19,280)
5-Year U.S. Treasury Notes	291	33,419,531	33,441,651	June- 2010	22,120
30-Year U.S. Treasury Bonds	273	31,702,125	31,313,066	June- 2010	(389,059)

					$(386,219)

At March 31, 2010, cash of $1,678,000 was pledged as collateral for open futures contracts.

At March 31, 2010, asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	90.4
Asset-Backed Securities	4.2
Government & Agency Obligations	2.0
Commercial Mortgage-Backed Securities	1.2
Municipal Bonds	0.5
Collateralized Mortgage Obligations	0.1
Mortgage-Backed Securities	0.0	*
Warrants	0.0	*
Preferred Stock	0.0	*

	98.4
Short-Term Obligation	0.1
Other Assets & Liabilities, Net	1.5

	100.0

* Represents less than 0.1% of net assets.

Acronym	Name
EUR	Euro
PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

24

Statement of Assets and Liabilities – Columbia Income Fund

March 31, 2010

		($)
Assets	Unaffiliated investments, at identified cost	529,305,125
	Affiliated investments, at identified cost	8,873,974

	Total investments, at identified cost	538,179,099

	Unaffiliated investments, at value	536,900,440
	Affiliated investments, at value	9,197,146

	Total investments, at value	546,097,586
	Cash	115,771
	Cash collateral for open futures contracts	1,678,000
	Open credit default swap contracts	77,147
	Credit default swap contracts premiums paid	1,645,055
	Unrealized appreciation on forward foreign currency exchange contracts	6,888
	Receivable for:
	Fund shares sold	251,774
	Interest	8,453,654
	Trustees’ deferred compensation plan	50,841
	Prepaid expenses	11,259
	Other assets	266,631

	Total Assets	558,654,606

Liabilities	Open credit default swap contracts	589,369
	Credit default swap contracts premiums received	64,268
	Payable for:
	Investments purchased	43,898
	Investments purchased on a delayed delivery basis	275,030
	Fund shares repurchased	1,286,438
	Futures variation margin	214,836
	Distributions	1,303,759
	Investment advisory fee	195,881
	Administration fee	61,047
	Pricing and bookkeeping fees	17,475
	Transfer agent fee	50,496
	Trustees’ fees	663
	Custody fee	3,997
	Distribution and service fees	32,172
	Chief compliance officer expenses	176
	Interest	687
	Trustees’ deferred compensation plan	50,841
	Other liabilities	59,916

	Total Liabilities	4,250,949

	Net Assets	554,403,657

Net Assets Consist of	Paid-in capital	589,509,759
	Overdistributed net investment income	(1,133,287)
	Accumulated net realized loss	(40,681,733)
	Net unrealized appreciation (depreciation) on:
	Investments	7,918,487
	Foreign currency translations and forward foreign currency exchange contracts	6,766
	Futures contracts	(386,219)
	Credit default swap contracts	(830,116)

	Net Assets	554,403,657

See Accompanying Notes to Financial Statements.

25

Statement of Assets and Liabilities (continued) – Columbia Income Fund

March 31, 2010

Class A	Net assets	$85,360,722
	Shares outstanding	8,954,883
	Net asset value per share	$9.53	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($9.53/0.9525)	$10.01	(b)

Class B	Net assets	$6,583,239
	Shares outstanding	690,628
	Net asset value and offering price per share	$9.53	(a)

Class C	Net assets	$11,264,679
	Shares outstanding	1,181,731
	Net asset value and offering price per share	$9.53	(a)

Class Z	Net assets	$451,195,017
	Shares outstanding	47,333,597
	Net asset value, offering and redemption price per share	$9.53

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

26

Statement of Operations – Columbia Income Fund

For the Year Ended March 31, 2010

		($)
Investment Income	Interest	35,616,041
	Interest from affiliates	737,137
	Dollar roll fee income	25,312
	Securities lending	1,656

	Total Investment Income	36,380,146

Expenses	Investment advisory fee	2,172,793
	Administration fee	675,315
	Distribution fee:
	Class B	56,609
	Class C	84,028
	Service fee:
	Class A	204,427
	Class B	18,855
	Class C	28,014
	Pricing and bookkeeping fees	158,268
	Transfer agent fee	315,262
	Trustees’ fees	39,087
	Custody fee	30,228
	Chief compliance officer expenses	748
	Other expenses	242,098

	Expenses before interest expense	4,025,732
	Interest expense	15,796

	Total Expenses	4,041,528

	Fees waived by distributor – Class C	(16,837)
	Expense reductions	(23)

	Net Expenses	4,024,668

	Net Investment Income	32,355,478

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Credit Default Swap Contracts	Net realized gain (loss) on:
	Unaffiliated investments	12,235,520
	Affiliated investments	96,773
	Foreign currency transactions and forward foreign currency exchange contracts	3,005
	Futures contracts	50,185
	Credit default swap contracts	(4,337,416)

	Net realized gain	8,048,067

	Net change in unrealized appreciation (depreciation) on:
	Investments	106,169,785
	Foreign currency translations and forward foreign currency exchange contracts	9,378
	Futures contracts	(865,654)
	Credit default swap contracts	227,204

	Net change in unrealized appreciation (depreciation)	105,540,713

	Net Gain	113,588,780

	Net Increase Resulting from Operations	145,944,258

See Accompanying Notes to Financial Statements.

27

Statement of Changes in Net Assets – Columbia Income Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment income	32,355,478	31,912,448
	Net realized gain (loss) on investments, futures contracts, credit default swap contracts, foreign currency transactions and forward foreign currency exchange contracts	8,048,067	(24,413,566)
	Net change in unrealized appreciation (depreciation) on investments, futures contracts, credit default swap contracts, foreign currency translations and forward foreign currency exchange contracts	105,540,713	(65,607,648)

	Net increase (decrease) resulting from operations	145,944,258	(58,108,766)

Distributions to Shareholders	From net investment income:
	Class A	(5,249,455)	(5,169,722)
	Class B	(428,888)	(556,058)
	Class C	(652,222)	(622,081)
	Class Z	(27,984,986)	(25,490,177)

	Total distributions to shareholders	(34,315,551)	(31,838,038)

	Net Capital Stock Transactions	(4,548,848)	(78,349,180)
	Increase from regulatory settlements	6,535	—

	Total increase (decrease) in net assets	107,086,394	(168,295,984)

Net Assets	Beginning of period	447,317,263	615,613,247
	End of period	554,403,657	447,317,263
	Overdistributed net investment income at end of period	(1,133,287)	(118,929)

See Accompanying Notes to Financial Statements.

28

Statement of Changes in Net Assets (continued) – Columbia Income Fund

	Capital Stock Activity
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,348,388	12,079,886	1,672,484	13,725,492
Distributions reinvested	457,555	4,138,916	499,154	4,101,884
Redemptions	(2,216,339)	(19,741,567)	(4,756,912)	(39,543,987)

Net decrease	(410,396)	(3,522,765)	(2,585,274)	(21,716,611)

Class B
Subscriptions	89,784	791,251	133,478	1,086,874
Distributions reinvested	34,497	311,148	46,038	379,391
Redemptions	(445,888)	(3,963,679)	(744,251)	(6,164,399)

Net decrease	(321,607)	(2,861,280)	(564,735)	(4,698,134)

Class C
Subscriptions	175,170	1,550,578	295,094	2,413,848
Distributions reinvested	46,533	420,434	51,655	424,724
Redemptions	(350,263)	(3,118,901)	(637,660)	(5,300,043)

Net decrease	(128,560)	(1,147,889)	(290,911)	(2,461,471)

Class Z
Subscriptions	11,799,027	105,854,141	15,447,889	121,886,461
Distributions reinvested	1,359,023	12,296,549	1,315,745	10,754,554
Redemptions	(12,900,249)	(115,167,604)	(22,493,647)	(182,113,979)

Net increase (decrease)	257,801	2,983,086	(5,730,013)	(49,472,964)

See Accompanying Notes to Financial Statements.

29

Financial Highlights – Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.61		$9.06		$9.68		$9.62		$9.89

Income from Investment Operations:
Net investment income (a)	0.54		0.50		0.51		0.49		0.45
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	1.95		(1.45)		(0.62)		0.08		(0.21)

Total from investment operations	2.49		(0.95)		(0.11)		0.57		0.24

Less Distributions to Shareholders:
From net investment income	(0.57)		(0.50)		(0.51)		(0.51)		(0.51)

Increase from regulatory settlements	—	(b)	—		—		—		—

Net Asset Value, End of Period	$9.53		$7.61		$9.06		$9.68		$9.62
Total return (c)	33.42%		(10.77)%		(1.15)%		6.04	%(d)	2.39%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.95%		1.03%		1.00%		0.97%		1.01%
Interest expense	—	%(f)	—	%(f)	—	%(f)	—		—
Net expenses (e)	0.95%		1.03%		1.00%		0.97%		1.01%
Net investment income (e)	6.04%		5.95%		5.41%		5.13%		4.57%
Portfolio turnover rate	131%		147%		193%		142%		147%
Net assets, end of period (000s)	$85,361		$71,290		$108,294		$123,330		$100,295

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

30

Financial Highlights – Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.61		$9.06		$9.68		$9.62		$9.89

Income from Investment Operations:
Net investment income (a)	0.48		0.43		0.44		0.42		0.38
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	1.95		(1.45)		(0.62)		0.07		(0.22)

Total from investment operations	2.43		(1.02)		(0.18)		0.49		0.16

Less Distributions to Shareholders:
From net investment income	(0.51)		(0.43)		(0.44)		(0.43)		(0.43)

Increase from regulatory settlements	—	(b)	—		—		—		—

Net Asset Value, End of Period	$9.53		$7.61		$9.06		$9.68		$9.62
Total return (c)	32.44%		(11.44)%		(1.88)%		5.26	%(d)	1.63%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.70%		1.78%		1.75%		1.72%		1.76%
Interest expense	—	%(f)	—	%(f)	—	%(f)	—		—
Net expenses (e)	1.70%		1.78%		1.75%		1.72%		1.76%
Net investment income (e)	5.33%		5.17%		4.67%		4.38%		3.83%
Portfolio turnover rate	131%		147%		193%		142%		147%
Net assets, end of period (000s)	$6,583		$7,705		$14,290		$20,105		$23,649

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

31

Financial Highlights – Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.61		$9.06		$9.68		$9.62		$9.89

Income from Investment Operations:
Net investment income (a)	0.49		0.45		0.45		0.44		0.39
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	1.95		(1.45)		(0.61)		0.07		(0.21)

Total from investment operations	2.44		(1.00)		(0.16)		0.51		0.18

Less Distributions to Shareholders:
From net investment income	(0.52)		(0.45)		(0.46)		(0.45)		(0.45)

Increase from regulatory settlements	—	(b)	—		—		—		—

Net Asset Value, End of Period	$9.53		$7.61		$9.06		$9.68		$9.62
Total return (c)(d)	32.63%		(11.31)%		(1.74)%		5.41	%(e)	1.78%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.55%		1.63%		1.60%		1.57%		1.61%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—		—
Net expenses (f)	1.55%		1.63%		1.60%		1.57%		1.61%
Waiver/Reimbursement	0.15%		0.15%		0.15%		0.15%		0.15%
Net investment income (f)	5.45%		5.35%		4.81%		4.52%		3.96%
Portfolio turnover rate	131%		147%		193%		142%		147%
Net assets, end of period (000s)	$11,265		$9,974		$14,510		$16,660		$13,042

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

32

Financial Highlights – Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$7.61		$9.06		$9.68		$9.62		$9.89

Income from Investment Operations:
Net investment income (a)	0.56		0.52		0.53		0.52		0.48
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	1.96		(1.45)		(0.61)		0.07		(0.22)

Total from investment operations	2.52		(0.93)		(0.08)		0.59		0.26

Less Distributions to Shareholders:
From net investment income	(0.60)		(0.52)		(0.54)		(0.53)		(0.53)

Increase from regulatory settlements	—	(b)	—		—		—		—

Net Asset Value, End of Period	$9.53		$7.61		$9.06		$9.68		$9.62
Total return (c)	33.74%		(10.55)%		(0.90)%		6.31	%(d)	2.64%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.70%		0.78%		0.75%		0.72%		0.76%
Interest expense	—	%(f)	—	%(f)	—	%(f)	—		—
Net expenses (e)	0.70%		0.78%		0.75%		0.72%		0.76%
Net investment income (e)	6.29%		6.22%		5.66%		5.39%		4.82%
Portfolio turnover rate	131%		147%		193%		142%		147%
Net assets, end of period (000s)	$451,195		$358,348		$478,519		$509,037		$351,529

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

33

Notes to Financial Statements – Columbia Income Fund

March 31, 2010

Note 1. Organization

Columbia Income Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting primarily of current income and secondarily of capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million and $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swap contracts are marked to market daily based upon spread quotations from market makers.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any

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Columbia Income Fund

March 31, 2010

foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC

35

Columbia Income Fund

March 31, 2010

(“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (“Selling Participant”), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

The Fund’s policy is to record the components of mortgage dollar rolls using “to be announced” mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor’s ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the

36

Columbia Income Fund

March 31, 2010

accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, paydown gain/loss, expired capital loss carryforwards, market discount, Section 988 currency gain/loss, proceeds from litigation settlements and defaulted securities basis adjustments were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$945,715	$405,556	$(1,351,271)

37

Columbia Income Fund

March 31, 2010

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	March 31, 2010	March 31, 2009
Distributions paid from:
Ordinary Income*	$34,315,551	$31,838,038
Long-Term Capital Gains	—	—

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,716,938	$—	$6,656,385

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$34,617,582
Unrealized depreciation	(27,961,197)
Net unrealized appreciation	$6,656,385

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2011	$2,985,140
2014	3,731,648
2015	6,709,359
2016	4,172,850
2017	15,893,321
2018	6,922,021

Total	$40,414,339

Capital loss carryforwards of $1,393,345 expired during the year ended March 31, 2010. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.420%
$500 million to $1 billion	0.375%
$1 billion to $1.5 billion	0.370%
$1.5 billion to $3 billion	0.340%
$3 billion to $6 billion	0.330%
Over $6 billion	0.320%

38

Columbia Income Fund

March 31, 2010

For the year ended March 31, 2010, the Fund’s effective investment advisory fee rate was 0.42% of the Fund’s average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise Financial”). The transaction (“Transaction”) includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about April 30, 2010 (the “Closing”).

In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. On March 3, 2010, the Fund’s shareholders approved, among other matters, the proposed investment management services agreement with the New Advisor. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the Closing. The New Advisor will change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.150%
$100 million to $1 billion	0.125%
Over $1 billion	0.100%

For the year ended March 31, 2010, the Fund’s effective administration fee rate was 0.13% of the Fund’s average daily net assets.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a

39

Columbia Income Fund

March 31, 2010

fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

RiverSource Service Corporation (the “New Transfer Agent”), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent will change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended March 31, 2010, the Distributor has retained net underwriting discounts of $8,270 on sales of the Fund’s Class A shares and received net CDSC fees of $409, $6,890 and $1,744 on Class A, Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the “New Distributor”), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor will change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Fund’s distribution and service fees for the Class C shares so that the combined fee will not exceed 0.85% annually of Class C average daily net assets. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.70% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief

40

Columbia Income Fund

March 31, 2010

Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reduction on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended March 31, 2010, these custody credits reduced total expenses by $23 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts, credit default swaps and forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Credit Risk: Credit risk relates to the ability of the issuer or guarantor of a fixed income security, or counterparty to a derivative contract to make timely principal and /or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Generally, lower-yield higher-quality bonds are subject to credit risk to a lesser extent than lower-grade higher-yield bonds.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts — The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by Columbia.

Upon entering into a futures contract, the Fund pledges cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended March 31, 2010, the Fund entered into 2,894 futures contracts.

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Columbia Income Fund

March 31, 2010

Forward Foreign Currency Exchange Contracts — The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

The Fund entered into forward foreign currency exchange contracts for the purpose of shifting foreign currency exposure back to U.S. dollars.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended March 31, 2010, the Fund entered into 40 forward foreign currency exchange contracts.

Credit Default Swap Contracts — The Fund entered into credit default swap transactions as a protection buyer to reduce overall credit exposure.

Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive or make an upfront payment as the protection buyer or seller. Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the Statement of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statement of Operations.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

During the year ended March 31, 2010, the Fund purchased credit default swaps with a notional amount of $131,105,000.

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Columbia Income Fund

March 31, 2010

The following table is a summary of the value of the Fund’s derivative instruments as of March 31, 2010.

	Fair Value of Derivative Instruments
	Statement of Assets and Liabilities
	Asset	Fair Value	Liability	Fair Value
Futures variation margin	—	$—	Futures variation margin	$ 214,836*
Forward foreign currency exchange contracts	Unrealized appreciation	6,888	—	—
	Open credit default swaps/ Premiums	1,722,202	Open credit default swaps/ Premiums	653,637

*	Includes only the current day’s variation margin.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Equity	$50,185	$(865,654)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate	2,217	9,617
Credit default Swap Contracts	Credit	(4,337,416)	227,204

Note 7. Portfolio Information

For the year ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $668,110,299 and $685,587,669, respectively, of which $184,948,428 and $190,743,024, respectively, were U.S. Government securities.

Note 8. Regulatory Settlements

During the year ended March 31, 2010, the Fund received payments totaling $6,535 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $4,511,667 at a weighted average interest rate of 1.06%.

Note 10. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund.

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Columbia Income Fund

March 31, 2010

Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 11. Shares of Beneficial Interest

As of March 31, 2010, 41.8% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of March 31, 2010, the Fund had two shareholders that collectively held 20.3% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

As of March 31, 2010, no other shareholders owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 12. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the

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Columbia Income Fund

March 31, 2010

District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and

45

Columbia Income Fund

March 31, 2010

regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 13. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended March 31, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events or transactions have occurred that would require adjustment of the financial statements as presented. On April 30, 2010, the Transaction disclosed in Note 4 closed. Effective May 1, 2010, the New Advisor became the investment advisor and administrator of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC. On that date, the New Transfer Agent became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. Also on that date, the New Distributor became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc.

46

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Income Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 21, 2010

47

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 65; Mrs. Fields

Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 65; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 65; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 65; None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 65; None

48

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)

President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of

Faculties, Boston College from August 1999 to October 2005. Oversees 65; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 65; None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 65; None

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 65; None

49

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

William E. Mayer[1] (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 65;

Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

50

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary , Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

51

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (Born 1958)
One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)
100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the current advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”) and reviews materials relating to the funds’ relationships with Columbia provided by the Fee Consultant. Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the Fee Consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009.

The Board of Trustees also unanimously approved new advisory agreements (the “New Agreements”) for the funds with RiverSource Investments, LLC (to be renamed Columbia Management Investment Advisers, LLC) (“RiverSource”) at a meeting held on December 17, 2009. The New Agreements have since been approved by shareholders of the funds and are expected to take effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. (“Ameriprise”), the parent company of RiverSource Investments, LLC (the “Transaction”).

The Advisory Fees and Expenses Committee met on multiple occasions to review the New Agreements for the funds. On December 14, 2009, the Advisory Fees and Expenses

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Committee recommended that the full Board approve the New Agreements. On December 17, 2009, the full Board, including a majority of the Independent Trustees, approved the New Agreements. Prior to their approval of the New Agreements, the Advisory Fees and Expenses Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, Bank of America Corp., Columbia, RiverSource and Ameriprise. In connection with their most recent approval of the Agreements (as discussed above) on October 28, 2009, the Advisory Fees and Expenses Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Advisory Fees and Expenses Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the New Agreements and other matters relating to the Transaction with representatives of Bank of America Corp., Columbia, RiverSource and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each New Agreement, as well as certain information obtained through RiverSource’s responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Advisory Fees and Expenses Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the Fee Consultant (as discussed above).

In considering whether to approve the New Agreements and to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. In particular, the Trustees considered the following matters:

Matters Relating to the Agreements and the New Agreements

The nature, extent and quality of the services provided or to be provided to the funds under the Agreements and the New Agreements. The Trustees considered the nature, extent and quality of the services provided and the resources dedicated by Columbia and its affiliates (or to be provided and dedicated by RiverSource and its affiliates) to the funds.

Among other things, the Trustees considered, with respect to Columbia and its affiliates, (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

Among other things, the Trustees considered, with respect to RiverSource and its affiliates, (i) the expected effect of the Transaction on the operations of the funds, (ii) the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, (iii) RiverSource’s compliance program and compliance record, (iv) the ability of RiverSource (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, (v) the trade execution services to be provided on behalf of the funds and (vi) the quality of RiverSource’s investment research capabilities and the other resources that it indicated it would devote to each fund. As noted above, the Trustees also considered RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams. The Trustees

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also noted the professional experience and qualifications of the senior personnel of RiverSource. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the funds by RiverSource and its affiliates, including discussions with the funds’ Chief Compliance Officer regarding RiverSource’s compliance program. The Trustees also discussed RiverSource’s compliance program with the Chief Compliance Officer for the RiverSource funds. The Trustees also considered RiverSource’s representation that the funds’ Chief Compliance Officer would serve as the Chief Compliance Officer of RiverSource following the Transaction. The Trustees considered RiverSource’s ability to provide administrative services to the funds, noting that while some Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered RiverSource’s ability to coordinate the activities of each fund’s other service providers. The Trustees considered performance information provided by RiverSource with respect to other mutual funds advised by RiverSource, and discussed with senior executives of RiverSource its process for identifying which portfolio management teams of the legacy Columbia and RiverSource organizations would be responsible for the management of the funds following the Transaction.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of services provided by Columbia supported the continuation of the Agreements, and that the nature, extent and quality of services expected to be provided by RiverSource supported approval of the New Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates, and the expected costs of the services to be provided and the profits expected to be realized by RiverSource and its affiliates, from their relationships with the funds. With respect to Columbia and its affiliates, the Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Income Fund’s total expenses were in third quintile and actual management fees were in the fifth quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

In connection with the integration of the legacy Columbia and RiverSource organizations, the Trustees considered, among other things, RiverSource’s projected annual net expense synergies (reductions in the cost of providing services to the funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the funds. The Trustees also considered information provided by RiverSource regarding

55

their respective financial conditions. The Trustees considered that RiverSource proposed to continue voluntary expense caps currently in effect for the funds and that RiverSource had undertaken not to change these caps without further discussion with the Independent Trustees.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement pertaining to that fund, and that the expected profitability to RiverSource and its affiliates from its relationship with each fund supported the approval of the New Agreements.

Economies of Scale. With respect to Columbia and its affiliates, the Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

With respect to RiverSource and its affiliates, the Trustees considered the existence of any anticipated economies of scale in the provision by RiverSource of services to each fund, to groups of related funds and to RiverSource’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the funds. The Trustees considered Ameriprise’s anticipated net expense synergies resulting from the Transaction, and considered the possibility that the funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the funds and their shareholders. The Trustees considered the potential effect of the Transaction on the distribution of the funds, and noted that the proposed management fee schedules for the funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were shared or expected to be shared with the funds supported the continuation of the Agreements and the approval of the New Agreements.

Matters Relating to the Agreements

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

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The Trustees noted that, through April 30, 2009, Columbia Income Fund’s performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period and in the fourth quintile for the three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement pertaining to that fund.

Other Factors. The Trustees also considered other factors with respect to Columbia and its affiliates, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the Fee Consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Matters Relating to the New Agreements

The Trustees considered all materials that they, their legal counsel or RiverSource believed reasonably necessary to evaluate and to determine whether to approve the New Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees’ approvals included the factors set forth below:

(i)	the reputation, financial strength, regulatory histories and resources of RiverSource and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance, including an assessment of RiverSource’s compliance system by the funds’ Chief Compliance Officer;

(iii)	the qualifications of the personnel of RiverSource that would be expected to provide advisory services to each fund, including RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource, and that the process for determining the portfolio management team for each fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams;

(iv)	the terms and conditions of the New Agreements, including the differences between the New Agreements and the Agreements;

(v)	the terms and conditions of other agreements and arrangements relating to the future operations of the funds, including an administrative services agreement and a Master Services and Distribution Agreement;

(vi)	the commitment of RiverSource and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each fund or its shareholders following closing of the Transaction;

(vii)	that the Trustees recently had completed a full annual review of the Agreements, as required by the 1940 Act, for each fund and had determined that they were

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satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each fund were sufficient to warrant their approval;

(viii)	that the advisory fee rates payable by each fund would not change;

(ix)	that RiverSource and Bank of America, and not any fund, would bear the costs of obtaining approvals of the New Agreement;

(x)	that Ameriprise and RiverSource had agreed to exercise reasonable best efforts to assure that, for a period of two years after the closing of the Transaction, there would not be imposed on any fund any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into RiverSource and its affiliates as a result of the Transaction also have experience in integrating fund families; and that the senior management of RiverSource following the Transaction would include certain senior executives of Columbia who are currently responsible for oversight of services provided to the funds.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each fund to RiverSource under the New Agreements are the same as those currently paid by each fund to Columbia under the Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the continuance of the Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each fund supported the continuation of the agreement pertaining to that fund.

The Trustees noted that in certain cases the effective advisory fee rate for a RiverSource fund was lower than the proposed investment advisory fee rate for a fund with generally similar investment objectives and strategies. The Trustees also noted that RiverSource’s investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the funds, consistent with those in the Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and RiverSource’s undertaking not to change expense caps previously implemented by Columbia with respect to the funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by RiverSource to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, RiverSource’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for RiverSource and the additional resources required to manage mutual funds effectively. In evaluating each fund’s expected advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund.

The Trustees also considered that for certain funds, certain administrative services that are provided under the Agreements would not be provided under the New Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although RiverSource had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise’s and RiverSource’s covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each fund supported the approval of the New Agreements.

Other Benefits to RiverSource. The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by RiverSource and its affiliates as a result of their relationships with the funds, such as the engagement of RiverSource to provide administrative services to the funds and the engagement of RiverSource’s affiliates to provide distribution and transfer agency services to the funds. The Trustees considered that the funds’ distributor, which would be an affiliate of RiverSource,

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retains a portion of the distribution fees from the funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the funds. The Trustees also considered the benefits of research made available to RiverSource by reason of brokerage commissions generated by the funds’ securities transactions, and reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that RiverSource’s profitability would be somewhat lower without these benefits.

Conclusions

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the Fee Consultant, the Trustees, including the Independent Trustees, (i) approved the continuance of each of the Agreements through October 31, 2010 and (ii) approved each New Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMDI”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

[1]	CMA and CMDI are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.	Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.	The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.	The Atlantic equity Funds’ overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.	A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.

The Funds’ management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total

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expenses; four Funds are in the fifth quintile for actual management fees.

11.	The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.	The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees’ Advisory Contract Review Process

14.	The Trustees’ evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds’ management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

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20.	CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.	In 2008, CMG’s pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a “Review Fund”) to include criteria that focus exclusively on performance. The Trustees’ supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG’s own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)	Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)	Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG’s management of these Funds.

4)	Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)	Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund

63

expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)	Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund’s contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)	Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year’s profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year’s practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)	Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)	Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have

64

previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully Submitted,

Steven E. Asher

65

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the Atlantic Funds (the “Transaction”).3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the “Management Agreements”) with RiverSource Investments, LLC (“RI”),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees’ consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

[3]

Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the “Preliminary Response”), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG’s array of Funds used as investment vehicles by variable annuity and similar insurance products.

[4]

Ameriprise intends to re-brand RI with the “Columbia” name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

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B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG’s views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

■

Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds. [5]

■	tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

■

extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

■

information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI’s profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

■

disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

■

a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

[5]

On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that “most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds … will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process.”

67

Proxy Voting Results

Columbia Income Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
422,882,730	6,012,602	5,552,661	44,921,684

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
412,472,410	15,910,476	6,065,060	44,921,731

Proposal 3: Each of the nominees for trustees was elected to the Trust’s Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

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Important Information About This Report – Columbia Income Fund

Transfer Agent*

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor*

Columbia Management Investment

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 02110

* As of May 1, 2010.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

69

One Financial Center

Boston, MA 02111-2621

Columbia Income Fund

Annual Report, March 31, 2010

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/44409-0310 (05/10) 10/72K6O4

Annual Report

March 31, 2010

Columbia Intermediate Bond Fund

Not FDIC Insured   •   May Lose Value   •   No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William “Ted” Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds’ advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC
Distributor	Columbia Management Investment Distributors, Inc.
Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds’ portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

[1]	Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Intermediate Bond Fund

Summary

■	For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 22.31% without sales charge.

■

The fund’s return was well ahead of the return of its benchmark, the Barclays Capital Aggregate Bond Index[1], and the average return of its peer group, the Lipper Intermediate Investment Grade Debt Funds Classification.[2]

■	Above-benchmark weights in corporate bonds drove the fund’s outstanding results. High-yield bonds, which are not in the benchmark, also contributed.

Portfolio Management

Carl W. Pappo, lead manager for the fund, has co-managed the fund since March 2005 and has been associated with the advisor or its predecessors since 1993.

Kevin Cronk has co-managed the fund since March 2003 and has been associated with the advisor or its predecessors since 1999.

Lee Reddin has co-managed the fund since June 2007 and has been associated with the advisor or its predecessors since 2000.

Effective May 1, 2010, Alexander D. Powers and Michael Zazzarino replaced Kevin Cronk and Lee Reddin as co-managers of the fund. Mr. Powers has been associated with the advisor or its predecessors since 1996. Mr. Zazzarino has been associated with the advisor or its predecessors since 2005. Effective May 26, 2010, Brian Lanvin became a co-manager of the fund. Mr. Lanvin has been associated with the advisor or its predecessors since 1994.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+22.31% Class A shares (without sales charge)

+7.69% Barclays Capital Aggregate Bond Index

1

Economic Update – Columbia Intermediate Bond Fund

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of a slowdown in inventory reduction and of federal government stimulus spending. Hopes for a sustained recovery now depend on a variety of factors, including continued improvement in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of stabilizing, but stopped short of meaningful improvement during the period. Home sales moved higher in 2009 as new homebuyers took advantage of a federal tax credit. However, as the tax credit was set to expire in November 2009, sales slipped — and did not revive even though the tax credit was expanded and extended through April 2010. Housing prices remained relatively flat over the past year, but that was progress compared to 2008. The average home price fell sharply in 2008; and since then distressed properties, which account for approximately 40% of all housing sales, have held prices down because they are heavily discounted.

In the beleaguered labor market, there was some good news. While businesses continued to shed jobs through most of 2009, raising the unemployment rate to 9.7% at the end of the period*, job data turned positive in March 2010, buoyed by a swell of temporary workers hired to conduct the national once-in-a-decade census. Consumer spending also trended higher in the second half of the period. In fact, March year-over-year sales made a significant jump upward. Despite these improvements, consumer confidence, as measured monthly by The Conference Board, an independent research organization, failed to gain much ground during the year. Consumers surveyed continue to cite uncertain business conditions and still-weak labor prospects for their concerns.

On the business side of the economy, manufacturing activity gained momentum. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — rose above 50 in July 2009, then rose for eight consecutive months to remain well above 50 for the remainder of the period. (An index value of 50+ indicates a growing economy.) Industrial production moved higher for eleven out of the past 12 months, and durable goods orders took off, with a big jump upward in January. Manufacturing capacity utilization inched upward to 72.7%.

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 7.69%. Municipal

*	Source: U.S. Bureau of Labor Statistics

[1]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

Summary

For the 12-month period that ended March 31, 2010

■

As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the BofA Merrill Lynch U.S. High Yield Cash Pay Index.

Barclays Aggregate Index	BofA ML Index

7.69%	55.67%

■	Stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

54.44%
49.77%

2

Economic Update (continued) – Columbia Intermediate Bond Fund bonds gained more than taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital Municipal Bond Index2 returned 9.69%. The high-yield bond market was even stronger than the broad stock market during the period. For the 12 months covered by this report, the BofA Merrill Lynch U.S. High Yield Cash Pay Index3 returned 55.67%.

The yield on the 10-year U.S. Treasury, a common bellwether for the bond market, rose from 2.7% to 3.8% during the 12-month period. Yet despite the pickup in economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate—the federal funds rate—close to zero throughout the period.

Stocks staged a solid comeback

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued with little interruption through the end of the period. The U.S. stock market returned 49.77% for the 12-month period, as measured by the S&P 500 Index.4 Mid-cap stocks outperformed large- and small-cap stocks, and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.5 Outside the United States, stock market returns were slightly stronger. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, gained 54.44% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in a downdraft in 2008, but they bounced back stronger than domestic or developed world markets as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index7 returned 81.08% (net of dividends, in U.S. dollars) for the 12-month period, after giving back some gains in the first quarter of 2010.

Past performance is no guarantee of future results.

[2]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

[3]	The BofA Merrill Lynch U.S. High Yield Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

[4]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[5]

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indices.

[6]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

[7]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.99
Class B	1.64
Class C	1.64
Class R	1.14
Class Z	0.64

*	The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 - 03/31/10 ($)

Sales charge	without	with
Class A	18,164	17,305
Class B	17,092	17,092
Class C	17,301	17,301
Class R	17,975	n/a
Class Z	18,619	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		B		C		R	Z
Inception	07/31/00		02/01/02		02/01/02		01/23/06	12/05/78
Sales charge	without	with	without	with	without	with	without	without
1-year	22.31	18.33	21.41	18.41	21.59	20.59	22.01	22.62
5-year	5.16	4.13	4.37	4.37	4.53	4.53	4.94	5.42
10-year	6.15	5.64	5.51	5.51	5.63	5.63	6.04	6.41

The “with sales charge” returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower. Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%. The 5 & 10 year average annual returns with sales charge as of 03/31/10 include the previous sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z and R shares are sold at net asset value. Class Z shares have no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class Z and R shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A share performance information includes returns of Class Z shares (the oldest existing share class) for periods prior to July 31, 2000. Class B and Class C share performance information includes returns of Class A shares for the period from July 31, 2000 through February 1, 2002, and the returns of Class Z shares for periods prior thereto. Class R share performance information includes returns of Class A shares for the period from July 31, 2000 through January 22, 2006, and the returns of Class Z shares for periods prior thereto. These returns shown for these share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees, between Class Z or Class A shares, as applicable, and the corresponding newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A shares were initially offered on July 31, 2000; Class B and Class C shares were initially offered on February 1, 2002; Class R shares were initially offered on January 23, 2006; and Class Z shares were initially offered on December 5, 1978.

4

Understanding Your Expenses – Columbia Intermediate Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,050.70	1,020.44	4.60	4.53	0.90
Class B	1,000.00	1,000.00	1,046.80	1,016.70	8.42	8.30	1.65
Class C	1,000.00	1,000.00	1,047.60	1,017.45	7.66	7.54	1.50
Class R	1,000.00	1,000.00	1,049.40	1,019.20	5.88	5.79	1.15
Class Z	1,000.00	1,000.00	1,052.00	1,021.69	3.33	3.28	0.65
Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class A shares and Class C shares, the Class A and Class C account values at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)
Class A	8.95
Class B	8.95
Class C	8.95
Class R	8.95
Class Z	8.95

Distributions declared per share

04/01/09 – 03/31/10 ($)
Class A	0.46
Class B	0.40
Class C	0.41
Class R	0.44
Class Z	0.48

Portfolio structure

as of 03/31/10 (%)
Corporate Fixed-Income Bonds & Notes	43.3
Commercial Mortgage-Backed Securities	20.2
Mortgage-Backed Securities	16.9
Government & Agency Obligations	9.8
Asset-Backed Securities	5.6
Collateralized Mortgage Obligations	2.0
Municipal Bonds	0.6
Common Stock	0.0	*
Preferred Stock	0.0	*
Warrants	0.0	*
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	0.7

*	Represents less than 0.1% of net assets.

For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 22.31% without sales charge. The fund’s return was nearly triple the 7.69% return of its benchmark, the Barclays Capital Aggregate Bond Index, for the same period. The fund also exceeded the average return of its peer group, the Lipper Intermediate Investment Grade Debt Funds Classification, which was 15.67%. Sizeable allocations to corporate and high-yield issues accounted for much of the fund’s outstanding performance versus the benchmark and its peers during this period. There are no high-yield bonds in the index.

Investor confidence fed appetite for risk

As government programs and a very accommodative Federal Reserve Board (the Fed) helped recapitalize corporate America and restore liquidity to the markets, fears of financial collapse subsided. Investors began shedding low-risk holdings to pursue greater returns, as confident buyers scooped up deeply distressed issues across the ratings spectrum and in a variety of industries. Corporate bonds staged a striking reversal, rebounding from the precipitous declines triggered by the recent credit crisis and recording sizeable gains. U.S. Treasury and agency bonds underperformed as investors sought better prospects elsewhere.

Overweight in corporates drove strong results

Most of the fund’s substantial performance advantage over its benchmark was the result of our decision to overweight corporate and high-yield bonds. Early last year, valuations were severely depressed and yield spreads on investment-grade and high-yield bonds over Treasuries stood at historically wide levels. We took advantage of these higher yields and low prices to build overweight positions in investment-grade bonds and commercial mortgage-backed securities (CMBS). We also expanded high-yield holdings because lower-rated issues have potential for significant gains in a recovering economy. Security selection within corporate sectors also added to returns. The fund’s emphasis on bank debt brought solid gains, as did bonds that were subordinate to other bonds in a company’s capital structure, which offered higher yields.

Amid questions of capital adequacy in the banking industry, JPMorgan’s (3.5% of net assets) debt rose because of the company’s comparatively small capital needs. MetLife (1.2% of net assets), whose capital was not in question, eliminated some real estate holdings and bought attractively-priced assets at discount prices from AIG. International Lease Finance (0.7% of net assets), an aircraft leasing company, also contributed. Wells Fargo (0.2% of net assets) benefited when the government intervened to back some of the distressed assets it acquired in the merger with Wachovia Bank (4.5% of net assets). We added bonds of Citigroup (1.9% of net assets) when depressed prices resulted in a very high yield. That decision was rewarded when Citi strengthened its balance sheet and its securities rebounded.

6

Portfolio Managers’ Report (continued) – Columbia Intermediate Bond Fund

Higher rates unlikely to trouble markets

With the economy on firmer footing, we believe the Fed will temper its accommodative stance and move to raise short-term interest rates late in 2010. With rates currently near zero, a modest increase seems unlikely to disrupt the markets. In this environment, we believe that corporate and high-yield bonds have the potential to continue to perform well overall. Nevertheless, given how far the recent rally has come, we think it prudent to reduce some of the fund’s risk exposure by reducing somewhat the fund’s large overweight to corporates. In that regard, we have been transitioning some BBB corporate holdings into CMBS, where we can acquire AAA-rated1 securities maturing in five years or less at very attractive valuations.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as “junk bonds”) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer’s ability to make principal and interest payments.

[1]

The credit quality ratings represent those of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Ratings (“Fitch”). The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security’s credit quality does not eliminate risk.

Quality breakdown

as of 03/31/10 (%)
Treasury	9.6
Agency	18.3
AAA	24.1
AA	4.5
A	12.9
BBB	21.7
BB	4.0
B	2.5
CCC and Below	1.4
Not Rated	0.1
Cash & Equivalents	0.9

Maturity breakdown

as of 03/31/10 (%)
0 - 1 year	5.6
1 - 2 year	6.8
2 - 3 years	7.0
3 - 4 years	16.4
4 - 5 years	11.2
5 - 6 years	3.8
6 - 7 years	9.7
7 - 8 years	6.9
8 - 9 years	5.0
9 - 10 years	7.7
10 - 20 years	1.5
20 - 30 years	13.7
30 years and over	3.8
Cash & Equivalents	0.9

Portfolio structure is calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned by one of the following nationally-recognized rating agencies: Standard and Poor’s, Moody’s Investor Service, Inc or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standard of quality. The fund’s credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

30-day SEC yields

as of 03/31/10 (%)
Class A	4.24
Class B	3.71
Class C	3.86
Class R	4.20
Class Z	4.71

The 30-day SEC yields reflect the fund’s earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor and/or its affiliates not waived fees or reimbursed a portion of expenses for Class A and Class C shares, the 30-day SEC yields would have been lower.

7

Investment Portfolio – Columbia Intermediate Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes – 43.3%

	Par ($) (a)	Value ($)
Basic Materials – 2.2%
Chemicals – 0.8%
Dow Chemical Co.
5.900% 02/15/15	6,775,000	7,334,778
8.550% 05/15/19	2,330,000	2,818,697

Georgia Gulf Corp.
9.000% 01/15/17 (b)	130,000	136,012

Huntsman International LLC
7.875% 11/15/14	580,000	585,800

INEOS Group Holdings PLC
8.500% 02/15/16 (b)	1,065,000	878,625

INVISTA
9.250% 05/01/12 (b)	775,000	784,687

Lubrizol Corp.
6.500% 10/01/34	330,000	341,536
8.875% 02/01/19	3,235,000	4,080,173

NOVA Chemicals Corp.
8.375% 11/01/16 (b)	260,000	267,150
8.625% 11/01/19 (b)	260,000	267,800

Solutia, Inc.
8.750% 11/01/17	525,000	553,875

Terra Capital, Inc.
7.750% 11/01/19	380,000	458,850

Chemicals Total		18,507,983

Forest Products & Paper – 0.2%
Clearwater Paper Corp.
10.625% 06/15/16 (b)	240,000	266,400

Domtar Corp.
10.750% 06/01/17	210,000	255,150

Georgia-Pacific Corp.
8.000% 01/15/24	775,000	821,500

NewPage Corp.
10.000% 05/01/12	825,000	572,344
11.375% 12/31/14	335,000	333,325

PE Paper Escrow GmbH
12.000% 08/01/14 (b)	785,000	887,050

Forest Products & Paper Total		3,135,769

Iron/Steel – 0.7%
ArcelorMittal
7.000% 10/15/39	1,275,000	1,309,402
9.850% 06/01/19	3,120,000	3,965,510

	Par ($) (a)	Value ($)
Nucor Corp.
5.000% 06/01/13	2,545,000	2,749,888
5.850% 06/01/18	4,800,000	5,210,549

Russel Metals, Inc.
6.375% 03/01/14	500,000	468,125

Steel Dynamics, Inc.
7.750% 04/15/16	770,000	804,650

United States Steel Corp.
7.000% 02/01/18	340,000	334,900

Iron/Steel Total		14,843,024

Metals & Mining – 0.5%
FMG Finance Ltd.
10.625% 09/01/16 (b)	1,050,000	1,210,125

Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	285,000	317,063

Noranda Aluminium Holding Corp.
PIK,
7.024% 11/15/14 (05/15/10) (c)(d)	728,180	497,684

Teck Resources Ltd.
10.750% 05/15/19	805,000	986,125

Vale Overseas Ltd.
6.875% 11/21/36	7,620,000	7,883,271

Vedanta Resources PLC
9.500% 07/18/18 (b)	940,000	1,038,700

Metals & Mining Total		11,932,968

Basic Materials Total		48,419,744

Communications – 3.6%
Advertising – 0.0%
Interpublic Group of Companies, Inc.
6.250% 11/15/14	165,000	166,031

Advertising Total		166,031

Media – 1.8%
CCH II LLC/CCH II Capital Corp.
13.500% 11/30/16	623,371	749,604

Cengage Learning Acquisitions, Inc.
10.500% 01/15/15 (b)	365,000	350,400

Cequel Communications Holdings I LLC & Cequel Capital Corp.
8.625% 11/15/17 (b)	295,000	303,112

See Accompanying Notes to Financial Statements.

8

Columbia Intermediate Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($) (a)	Value ($)
Communications (continued)
Clear Channel Worldwide Holdings, Inc.
9.250% 12/15/17 (b)	300,000	313,500

CMP Susquehanna Corp.
3.250% 05/15/14 (05/14/10) (c)(d)(e)	38,000	22,420

Comcast Corp.
6.950% 08/15/37	7,450,000	8,059,544

CSC Holdings, Inc.
8.500% 04/15/14 (b)	1,060,000	1,128,900

DirecTV Holdings LLC
6.375% 06/15/15	1,780,000	1,848,975

DISH DBS Corp.
6.625% 10/01/14	460,000	463,450
7.875% 09/01/19	440,000	457,600

Liberty Media LLC
8.250% 02/01/30	695,000	647,219

Local TV Finance LLC
PIK,
9.250% 06/15/15 (b)	661,500	415,266

News America, Inc.
6.400% 12/15/35	4,835,000	4,937,270

Sinclair Television Group, Inc.
9.250% 11/01/17 (b)	465,000	489,412

Sirius XM Radio, Inc.
9.750% 09/01/15 (b)	925,000	999,000

Time Warner Cable, Inc.
3.500% 02/01/15	11,120,000	11,129,408
5.000% 02/01/20	4,485,000	4,422,125
5.850% 05/01/17	2,260,000	2,419,897

Media Total		39,157,102

Telecommunication Services – 1.8%
AT&T, Inc.
6.550% 02/15/39	4,005,000	4,210,224

British Telecommunications PLC
5.950% 01/15/18	6,855,000	7,037,322

Clearwire Communications LLC/Clearwire Finance, Inc.
12.000% 12/01/15 (b)	765,000	779,663

Cricket Communications, Inc.
9.375% 11/01/14	700,000	712,250

	Par ($) (a)	Value ($)
Crown Castle International Corp.
9.000% 01/15/15	505,000	546,663

Digicel Group Ltd.
8.875% 01/15/15 (b)	1,165,000	1,144,612

Frontier Communications Corp.
7.875% 01/15/27	1,420,000	1,278,000

GeoEye, Inc.
9.625% 10/01/15 (b)	745,000	761,762

Global Crossing Ltd.
12.000% 09/15/15 (b)	540,000	599,400

Intelsat Jackson Holdings Ltd.
11.250% 06/15/16	465,000	503,363

Intelsat Luxembourg SA
11.250% 02/04/17	1,255,000	1,327,162

Level 3 Financing, Inc.
8.750% 02/15/17	440,000	402,600

Lucent Technologies, Inc.
6.450% 03/15/29	1,040,000	733,200

MetroPCS Wireless, Inc.
9.250% 11/01/14	700,000	715,750

Nextel Communications, Inc.
7.375% 08/01/15	840,000	798,000

Nielsen Finance LLC/Nielsen Finance Co.
11.500% 05/01/16	350,000	395,500

NII Capital Corp.
10.000% 08/15/16 (b)	345,000	377,775

Nordic Telephone Co. Holdings ApS
8.875% 05/01/16 (b)	800,000	858,000

Quebecor Media, Inc.
7.750% 03/15/16	970,000	982,125

Qwest Communications International, Inc.
7.500% 02/15/14	1,020,000	1,037,850

Qwest Corp.
7.500% 06/15/23	655,000	655,000

SBA Telecommunications, Inc.
8.250% 08/15/19 (b)	325,000	346,125

Sprint Capital Corp.
6.875% 11/15/28	320,000	257,600

Syniverse Technologies, Inc.
7.750% 08/15/13	485,000	488,638

See Accompanying Notes to Financial Statements.

9

Columbia Intermediate Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($) (a)	Value ($)
Communications (continued)
Telefonica Emisiones SAU
6.221% 07/03/17	2,880,000	3,158,398
6.421% 06/20/16	4,265,000	4,738,078

Verizon Communications, Inc.
6.250% 04/01/37	1,825,000	1,849,588

Virgin Media Finance PLC
9.500% 08/15/16	890,000	972,325

West Corp.
11.000% 10/15/16	450,000	477,000

Wind Acquisition Finance SA
11.750% 07/15/17 (b)	951,000	1,050,855
11.750% 07/15/17 (b)	EUR 380,000	569,704

Windstream Corp.
8.625% 08/01/16	565,000	577,713

Telecommunication Services Total		40,342,245

Communications Total		79,665,378

Consumer Cyclical – 2.2%
Airlines – 0.3%
American Airlines, Inc.
10.500% 10/15/12 (b)	400,000	426,000

Continental Airlines, Inc.
6.940% 10/15/13	473,072	484,899
7.461% 04/01/15	4,554,838	4,497,902

Airlines Total		5,408,801

Apparel – 0.0%
Levi Strauss & Co.
9.750% 01/15/15	40,000	41,900

Apparel Total		41,900

Auto Manufacturers – 0.1%
General Motors Corp.
7.200% 01/15/11 (g)	735,000	270,113
8.375% 07/15/33 (g)	1,320,000	495,000

Navistar International Corp.
8.250% 11/01/21	305,000	311,100

Auto Manufacturers Total		1,076,213

Auto Parts & Equipment – 0.1%
Goodyear Tire & Rubber Co.
10.500% 05/15/16	845,000	912,600

Lear Corp.
7.875% 03/15/18	65,000	65,731
8.125% 03/15/20	65,000	66,056

	Par ($) (a)	Value ($)
TRW Automotive, Inc.
7.000% 03/15/14 (b)	495,000	487,575

Auto Parts & Equipment Total		1,531,962

Distribution/Wholesale – 0.0%
McJunkin Red Man Corp.
9.500% 12/15/16 (b)	335,000	342,119

Distribution/Wholesale Total		342,119

Entertainment – 0.1%
American Casino & Entertainment Properties LLC
11.000% 06/15/14	190,000	178,125

Boyd Gaming Corp.
6.750% 04/15/14	425,000	370,812
7.125% 02/01/16	170,000	141,950

Jacobs Entertainment, Inc.
9.750% 06/15/14	555,000	521,700

Mohegan Tribal Gaming Authority
11.500% 11/01/17 (b)	535,000	569,775

Six Flags, Inc.
9.625% 06/01/14 (g)	287,000	90,405

WMG Acquisition Corp.
7.375% 04/15/14	580,000	556,800

WMG Holdings Corp.
9.500%(f) 12/15/14	540,000	544,050

Entertainment Total		2,973,617

Home Builders – 0.1%
D.R. Horton, Inc.
5.625% 09/15/14	960,000	950,400

KB Home
5.875% 01/15/15	540,000	511,650

Ryland Group, Inc.
8.400% 05/15/17	315,000	342,562

Standard Pacific Corp.
7.000% 08/15/15	635,000	587,375

Home Builders Total		2,391,987

Leisure Time – 0.0%
Royal Caribbean Cruises Ltd.
7.500% 10/15/27	705,000	622,163

Leisure Time Total		622,163

Lodging – 0.2%
Harrah’s Operating Co., Inc.
10.000% 12/15/18	577,000	477,468
11.250% 06/01/17	585,000	630,337

See Accompanying Notes to Financial Statements.

10

Columbia Intermediate Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($) (a)	Value ($)
Consumer Cyclical (continued)
Host Hotels & Resorts LP
6.750% 06/01/16	605,000	606,513

Mashantucket Western Pequot Tribe
8.500% 11/15/15 (b)(h)	1,395,000	348,750

MGM Mirage
6.750% 09/01/12	590,000	557,550

Seminole Indian Tribe of Florida
7.804% 10/01/20 (b)	540,000	503,312

Snoqualmie Entertainment Authority
9.125% 02/01/15 (b)	640,000	492,800

Starwood Hotels & Resorts Worldwide, Inc.
6.750% 05/15/18	150,000	150,375

Lodging Total		3,767,105

Retail – 1.3%
AmeriGas Partners LP
7.250% 05/20/15	335,000	340,025

CVS Pass Through Trust
8.353% 07/10/31 (b)	9,029,625	10,486,464

CVS Pass-Through Trust
5.298% 01/11/27 (b)	5,041,970	4,798,182
6.036% 12/10/28	4,524,150	4,474,520

Dollar General Corp.
10.625% 07/15/15	540,000	592,650

General Nutrition Centers, Inc.
PIK,
4.893% 03/15/14 (09/15/10) (c)(d)	230,000	217,637

Inergy LP/Inergy Finance Corp.
8.250% 03/01/16	380,000	391,400
8.750% 03/01/15	525,000	549,281

Landry’s Restaurants, Inc.
11.625% 12/01/15 (b)	390,000	419,250

Limited Brands, Inc.
8.500% 06/15/19	445,000	496,175

Macy’s Retail Holdings, Inc.
5.350% 03/15/12	1,250,000	1,312,500

McDonald’s Corp.
5.000% 02/01/19	1,250,000	1,311,714
5.700% 02/01/39	2,975,000	2,962,205

Rite Aid Corp.
9.500% 06/15/17	470,000	394,800

	Par ($) (a)	Value ($)
Toys R US, Inc.
7.375% 10/15/18	700,000	672,000

Retail Total		29,418,803

Storage/Warehousing – 0.0%
Niska Gas Storage U.S. LLC/Niska Gas Storage Canada ULC
8.875% 03/15/18 (b)	315,000	322,088

Storage/Warehousing Total		322,088

Consumer Cyclical Total		47,896,758

Consumer Non-Cyclical – 4.3%
Beverages – 1.0%
Anheuser-Busch InBev Worldwide, Inc.
7.200% 01/15/14 (b)	4,725,000	5,413,092
7.750% 01/15/19 (b)	8,560,000	10,181,110
8.000% 11/15/39 (b)	5,235,000	6,624,217

Beverages Total		22,218,419

Commercial Services – 0.2%
ACE Cash Express, Inc.
10.250% 10/01/14 (b)	280,000	230,300

ARAMARK Corp.
8.500% 02/01/15	645,000	659,513

Ashtead Holdings PLC
8.625% 08/01/15 (b)	470,000	470,000

Corrections Corp. of America
6.250% 03/15/13	440,000	446,050

Iron Mountain, Inc.
8.000% 06/15/20	250,000	256,250

Rental Service Corp.
9.500% 12/01/14	775,000	767,250

Service Corp. International
7.000% 06/15/17	750,000	735,000

Commercial Services Total		3,564,363

Cosmetics/Personal Care – 0.0%
Revlon Consumer Products Corp.
9.750% 11/15/15 (b)	130,000	134,225

Cosmetics/Personal Care Total		134,225

Food – 1.7%
Campbell Soup Co.
4.500% 02/15/19	4,885,000	4,970,527

ConAgra Foods, Inc.
7.000% 10/01/28	9,295,000	10,138,642

See Accompanying Notes to Financial Statements.

11

Columbia Intermediate Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($) (a)	Value ($)
Consumer Non-Cyclical (continued)
JBS USA LLC/JBS USA Finance, Inc.
11.625% 05/01/14 (b)	575,000	655,500

Kraft Foods, Inc.
6.500% 02/09/40	17,070,000	17,689,317

Kroger Co.
8.000% 09/15/29	1,270,000	1,547,463

New Albertsons, Inc.
8.000% 05/01/31	575,000	494,500

Pinnacle Foods Finance LLC
9.250% 04/01/15	515,000	527,875
9.250% 04/01/15 (b)	260,000	266,500

Smithfield Foods, Inc.
10.000% 07/15/14 (b)	815,000	908,725

Food Total		37,199,049

Healthcare Products – 0.1%
Biomet, Inc.
PIK,
10.375% 10/15/17	1,375,000	1,512,500

Healthcare Products Total		1,512,500

Healthcare Services – 0.7%
Community Health Systems, Inc.
8.875% 07/15/15	845,000	874,575

DaVita, Inc.
7.250% 03/15/15	445,000	453,900

HCA, Inc.
9.250% 11/15/16	30,000	31,894
PIK,
9.625% 11/15/16	2,696,000	2,888,090

Health Net, Inc.
6.375% 06/01/17	755,000	702,150

Healthsouth Corp.
8.125% 02/15/20	150,000	149,250
10.750% 06/15/16	440,000	475,750

Roche Holdings, Inc.
6.000% 03/01/19 (b)	4,150,000	4,586,269

U.S. Oncology Holdings, Inc.
PIK,
6.643% 03/15/12 (09/15/10) (c)(d)	644,000	608,211

U.S. Oncology, Inc.
9.125% 08/15/17	490,000	512,050

	Par ($) (a)	Value ($)
WellPoint, Inc.
7.000% 02/15/19	4,150,000	4,706,042

Healthcare Services Total		15,988,181

Household Products/Wares – 0.0%
American Greetings Corp.
7.375% 06/01/16	460,000	458,850

Household Products/Wares Total		458,850

Pharmaceuticals – 0.6%
Abbott Laboratories
5.600% 05/15/11	1,000,000	1,050,921

Elan Finance PLC
4.250% 11/15/11 (05/15/10) (c)(d)	205,000	201,413
8.875% 12/01/13	310,000	319,300

Novartis Securities Investment Ltd.
5.125% 02/10/19	6,545,000	6,936,921

Omnicare, Inc.
6.750% 12/15/13	410,000	412,050
6.875% 12/15/15	85,000	83,406

Valeant Pharmaceuticals International
8.375% 06/15/16 (b)	620,000	647,900

Wyeth
5.500% 02/01/14	1,640,000	1,809,169
5.500% 02/15/16	2,485,000	2,772,030

Pharmaceuticals Total		14,233,110

Consumer Non-Cyclical Total		95,308,697

Diversified – 0.0%
Diversified Holding Companies – 0.0%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
7.750% 10/15/16 (b)	300,000	308,250

Diversified Holding Companies Total		308,250

Diversified Total		308,250

Energy – 5.2%
Coal – 0.1%
Arch Western Finance LLC
6.750% 07/01/13	560,000	562,100

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
8.500% 12/15/19 (b)	275,000	281,875

See Accompanying Notes to Financial Statements.

12

Columbia Intermediate Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($) (a)	Value ($)
Energy (continued)
Massey Energy Co.
6.875% 12/15/13	715,000	724,831

Coal Total		1,568,806

Energy-Alternate Sources – 0.0%
Headwaters, Inc.
11.375% 11/01/14 (b)	535,000	558,406

Energy-Alternate Sources Total		558,406

Oil & Gas – 2.3%
Antero Resources Finance Corp.
9.375% 12/01/17 (b)	385,000	396,550

Chaparral Energy, Inc.
8.875% 02/01/17	395,000	361,425

Cimarex Energy Co.
7.125% 05/01/17	770,000	785,400

Coffeyville Resources LLC
10.875% 04/01/17 (b)(i)	445,000	441,663

Connacher Oil & Gas Ltd.
11.750% 07/15/14 (b)	760,000	839,800

Devon Energy Corp.
6.300% 01/15/19	2,675,000	2,985,744

Forest Oil Corp.
8.500% 02/15/14	435,000	458,925

Frontier Oil Corp.
8.500% 09/15/16	440,000	451,000

Gazprom International SA
7.201% 02/01/20 (b)	3,830,511	4,069,918

Hess Corp.
7.300% 08/15/31	3,475,000	3,959,731

Linn Energy LLC/Linn Energy Finance Corp.
8.625% 04/15/20 (b)	75,000	75,094

Marathon Oil Corp.
7.500% 02/15/19	975,000	1,145,239

Newfield Exploration Co.
6.625% 04/15/16	545,000	554,537

OPTI Canada, Inc.
8.250% 12/15/14	925,000	869,500

Penn Virginia Corp.
10.375% 06/15/16	435,000	471,975

PetroHawk Energy Corp.
7.875% 06/01/15	555,000	565,406

	Par ($) (a)	Value ($)
Qatar Petroleum
5.579% 05/30/11 (b)	818,497	840,798

Quicksilver Resources, Inc.
7.125% 04/01/16	535,000	508,250

Range Resources Corp.
7.500% 05/15/16	315,000	324,450

Ras Laffan Liquefied Natural Gas Co., Ltd. II
5.298% 09/30/20 (b)	3,400,000	3,497,580

Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.832% 09/30/16 (b)	2,230,000	2,379,142

Shell International Finance BV
5.500% 03/25/40	8,265,000	8,101,915

Southwestern Energy Co.
7.500% 02/01/18	250,000	271,250

Talisman Energy, Inc.
5.850% 02/01/37	4,150,000	3,978,095
7.750% 06/01/19	9,309,000	11,092,139

Tesoro Corp.
6.625% 11/01/15	730,000	698,975

United Refining Co.
10.500% 08/15/12	435,000	415,425

Oil & Gas Total		50,539,926

Oil & Gas Services – 0.4%
Weatherford International Ltd.
7.000% 03/15/38	8,415,000	8,897,163

Oil & Gas Services Total		8,897,163

Pipelines – 2.4%
Atlas Pipeline Partners LP
8.125% 12/15/15	610,000	588,650

El Paso Corp.
6.875% 06/15/14	805,000	821,424

Enbridge Energy Partners LP
7.500% 04/15/38	4,605,000	5,391,184

Kinder Morgan Energy Partners LP
5.625% 02/15/15	3,225,000	3,497,090
6.500% 09/01/39	6,010,000	6,177,697
6.950% 01/15/38	3,295,000	3,569,246

MarkWest Energy Partners LP
6.875% 11/01/14	190,000	186,200
8.500% 07/15/16	820,000	833,325

See Accompanying Notes to Financial Statements.

13

Columbia Intermediate Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($) (a)	Value ($)
Energy (continued)
ONEOK Partners LP
6.850% 10/15/37	2,205,000	2,357,405

Plains All American Pipeline LP/PAA Finance Corp.
6.650% 01/15/37	2,840,000	2,944,910

TransCanada Pipelines Ltd.
6.350% 05/15/67 (05/15/17) (c)(d)	10,470,000	9,962,153

Williams Companies, Inc.
7.875% 09/01/21	170,000	200,161

Williams Partners LP
6.300% 04/15/40 (b)	16,490,000	16,386,212

Pipelines Total		52,915,657

Energy Total		114,479,958

Financials – 18.3%
Banks – 10.2%
Bank of New York Mellon Corp.
5.450% 05/15/19	7,485,000	7,938,164

Barclays Bank PLC
7.375% 06/29/49 (12/01/11) (b)(c)(d)	2,645,000	2,552,425

Capital One Capital IV
6.745% 02/17/37 (c)	9,050,000	7,805,625

Capital One Capital V
10.250% 08/15/39	12,185,000	14,435,387

Chinatrust Commercial Bank
5.625% 03/29/49 (03/17/15) (b)(c)(d)	2,350,000	2,169,638

CIT Group, Inc.
7.000% 05/01/17	1,675,000	1,545,188

Citigroup, Inc.
8.125% 07/15/39	13,775,000	15,901,901

Comerica Bank
0.337% 06/30/10 (04/30/10) (c)(d)	2,000,000	1,999,010
5.200% 08/22/17	5,150,000	4,995,809
5.750% 11/21/16	1,660,000	1,708,703

Discover Bank/Greenwood DE
8.700% 11/18/19	2,380,000	2,606,747

Discover Financial Services
10.250% 07/15/19	2,940,000	3,497,894

	Par ($) (a)	Value ($)
Fifth Third Bank/Ohio
0.360% 05/17/13 (05/17/10) (c)(d)	2,140,000	1,998,606

HSBC Capital Funding LP
9.547% 12/29/49 (b)(c)	10,500,000	10,631,250

JPMorgan Chase & Co.
7.900% 04/29/49 (04/30/18) (c)(d)	13,470,000	14,360,367

JPMorgan Chase Capital XVII
5.850% 08/01/35	6,550,000	5,899,153

JPMorgan Chase Capital XX
6.550% 09/29/36	6,550,000	6,146,651

JPMorgan Chase Capital XXIII
1.250% 05/15/47 (05/17/10) (c)(d)	6,170,000	4,630,418

KeyBank NA
5.800% 07/01/14	4,054,000	4,146,192

Keycorp
6.500% 05/14/13	18,495,000	19,750,977

Lloyds TSB Bank PLC
4.375% 01/12/15 (b)	16,750,000	16,511,848

Lloyds TSB Group PLC
6.267% 12/31/49 (b)	2,930,000	1,736,025

M&I Marshall & Ilsley Bank
5.300% 09/08/11	1,759,000	1,754,812

Merrill Lynch & Co., Inc.
5.700% 05/02/17 (j)	6,940,000	6,898,325
6.050% 08/15/12 (j)	1,500,000	1,602,008
7.750% 05/14/38 (j)	5,160,000	5,719,710

National City Bank of Cleveland
6.200% 12/15/11	1,590,000	1,713,673

National City Bank of Kentucky
6.300% 02/15/11	2,830,000	2,908,575

National City Corp.
6.875% 05/15/19	2,535,000	2,816,737

Northern Trust Co.
6.500% 08/15/18	6,370,000	7,127,686

PNC Funding Corp.
3.625% 02/08/15	3,220,000	3,239,291
5.125% 02/08/20	4,920,000	4,956,123

Regions Financial Corp.
7.000% 03/01/11	7,806,000	7,864,779

USB Capital IX
6.189% 04/15/42 (c)	25,865,000	22,114,575

See Accompanying Notes to Financial Statements.

14

Columbia Intermediate Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($) (a)	Value ($)
Financials (continued)
Wachovia Corp.
5.750% 02/01/18	1,175,000	1,249,111

Zions Bancorporation
7.750% 09/23/14	395,000	398,405

Banks Total		223,331,788

Diversified Financial Services – 2.4%
American General Finance Corp.
6.900% 12/15/17	255,000	223,357

Cemex Finance LLC
9.500% 12/14/16 (b)	460,000	476,100

E*Trade Financial Corp.
PIK, 12.500% 11/30/17	371,000	427,758

Eaton Vance Corp.
6.500% 10/02/17	7,890,000	8,496,907

Ford Motor Credit Co.
7.800% 06/01/12	1,815,000	1,882,456

Ford Motor Credit Co., LLC
8.000% 12/15/16	725,000	763,877

Fund American Companies, Inc.
5.875% 05/15/13	4,535,000	4,667,499

General Electric Capital Corp.
5.500% 01/08/20	5,690,000	5,805,308

GMAC, Inc.
6.875% 09/15/11	835,000	848,569
8.000% 11/01/31	663,000	633,165

International Lease Finance Corp.
4.875% 09/01/10	15,907,000	15,906,857

Lehman Brothers Holdings, Inc.
5.625% 01/24/13 (e)(g)	36,760,000	8,684,550
6.875% 05/02/18 (e)(g)	1,685,000	398,081

Nuveen Investments, Inc.
10.500% 11/15/15	810,000	785,700

PF Export Receivables Master Trust
3.748% 06/01/13 (b)	1,325,188	1,300,723

Reliance Intermediate Holdings LP
9.500% 12/15/19 (b)	445,000	470,587

SLM Corp.
8.000% 03/25/20	765,000	744,925

Diversified Financial Services Total		52,516,419

	Par ($) (a)	Value ($)
Insurance – 4.6%
Asurion Corp.
6.730% 07/02/15 (04/12/10) (c)(d)(k)	342,155	337,664
6.730% 07/02/15 (04/12/10) (c)(d)(k)	467,845	463,556

Berkshire Hathaway Finance Corp.
4.850% 01/15/15	5,000,000	5,374,550

CNA Financial Corp.
5.850% 12/15/14	2,444,000	2,486,909
7.350% 11/15/19	4,796,000	5,012,439

Crum & Forster Holdings Corp.
7.750% 05/01/17	630,000	623,700

HUB International Holdings, Inc.
10.250% 06/15/15 (b)	440,000	421,300

ING Groep NV
5.775% 12/29/49 (12/08/15) (c)(d)	10,180,000	8,668,270

Liberty Mutual Group, Inc.
7.500% 08/15/36 (b)	6,805,000	6,562,409
10.750% 06/15/58 (b)(c)	7,985,000	8,943,200

MetLife Capital Trust X
9.250% 04/08/38 (b)(c)	12,255,000	13,786,875

MetLife, Inc.
10.750% 08/01/39	9,500,000	12,245,044

Provident Companies, Inc.
7.000% 07/15/18	190,000	193,754

Prudential Financial, Inc.
4.750% 06/13/15	3,210,000	3,298,423
8.875% 06/15/38 (06/15/18) (c)(d)	16,110,000	18,083,475

Transatlantic Holdings, Inc.
8.000% 11/30/39	7,905,000	8,078,973

Unum Group
7.125% 09/30/16	6,335,000	6,886,373

USI Holdings Corp.
9.750% 05/15/15 (b)	325,000	307,125

Insurance Total		101,774,039

Real Estate Investment Trusts (REITs) – 1.1%
Brandywine Operating Partnership LP
7.500% 05/15/15	5,705,000	6,138,963

See Accompanying Notes to Financial Statements.

15

Columbia Intermediate Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($) (a)	Value ($)
Financials (continued)
Duke Realty LP
7.375% 02/15/15	3,020,000	3,261,328
8.250% 08/15/19	7,855,000	8,760,595

Health Care Property Investors, Inc.
5.625% 05/01/17	3,765,000	3,671,658

Highwoods Properties, Inc.
5.850% 03/15/17	2,005,000	1,916,431

Real Estate Investment Trusts (REITs) Total		23,748,975

Savings & Loans – 0.0%
Washington Mutual Bank
5.125% 01/15/15 (h)	20,444,000	127,775

Washington Mutual Preferred Funding Delaware
6.534% 03/29/49 (03/15/11) (b)(c)(d)(h)	2,725,000	78,344

Savings & Loans Total		206,119

Financials Total		401,577,340

Industrials – 2.4%
Aerospace & Defense – 0.6%
BE Aerospace, Inc.
8.500% 07/01/18	630,000	672,525

Embraer Overseas Ltd.
6.375% 01/15/20	7,400,000	7,529,500

L-3 Communications Corp.
6.375% 10/15/15	660,000	677,325

Raytheon Co.
5.500% 11/15/12	800,000	881,251
7.200% 08/15/27	1,730,000	2,035,143

Sequa Corp.
11.750% 12/01/15 (b)	600,000	600,000

Systems 2001 Asset Trust
6.664% 09/15/13 (b)	1,253,362	1,326,772

Aerospace & Defense Total		13,722,516

Air Transportation – 0.1%
Air 2 US
8.027% 10/01/19 (b)	1,890,688	1,604,722

Air Transportation Total		1,604,722

Building Materials – 0.1%
Building Materials Corp. of America
7.500% 03/15/20 (b)	135,000	134,663

	Par ($) (a)	Value ($)
Nortek, Inc.
11.000% 12/01/13	366,622	393,202

Texas Industries, Inc.
7.250% 07/15/13	455,000	447,037

Building Materials Total		974,902

Electrical Components & Equipment – 0.1%
Belden, Inc.
7.000% 03/15/17	785,000	773,225

General Cable Corp.
7.125% 04/01/17	715,000	708,744

Electrical Components & Equipment Total		1,481,969

Engineering & Construction – 0.0%
Esco Corp.
8.625% 12/15/13 (b)	380,000	381,900

Engineering & Construction Total		381,900

Environmental Control – 0.0%
Clean Harbors, Inc.
7.625% 08/15/16	455,000	461,825

Environmental Control Total		461,825

Machinery-Construction & Mining – 0.0%
Terex Corp.
8.000% 11/15/17	780,000	758,550

Machinery-Construction & Mining Total		758,550

Machinery-Diversified – 0.0%
CPM Holdings, Inc.
10.625% 09/01/14 (b)	385,000	410,025

Manitowoc Co., Inc.
7.125% 11/01/13	520,000	518,700

Machinery-Diversified Total		928,725

Miscellaneous Manufacturing – 0.2%
American Railcar Industries, Inc.
7.500% 03/01/14	330,000	315,150

Bombardier, Inc.
6.300% 05/01/14 (b)	125,000	129,688

Colt Defense LLC/Colt Finance Corp.
8.750% 11/15/17 (b)	465,000	466,162

Reddy Ice Corp.
13.250% 11/01/15 (b)	341,000	350,377

Trimas Corp.
9.750% 12/15/17 (b)	590,000	610,650

See Accompanying Notes to Financial Statements.

16

Columbia Intermediate Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($) (a)	Value ($)
Industrials (continued)
Tyco International Ltd./Tyco International Finance SA
6.875% 01/15/21	2,635,000	3,011,012

Miscellaneous Manufacturing Total		4,883,039

Packaging & Containers – 0.2%
Berry Plastics Holding Corp.
8.875% 09/15/14	745,000	727,306

BWAY Corp.
10.000% 04/15/14 (b)	475,000	510,625

Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	240,000	249,600

Crown Americas LLC & Crown Americas Capital Corp. II
7.625% 05/15/17 (b)	315,000	328,387

Graham Packaging Co., LP/GPC Capital Corp. I
8.250% 01/01/17 (b)	235,000	236,763

Graphic Packaging International, Inc.
9.500% 06/15/17	730,000	779,275

Solo Cup Co.
8.500% 02/15/14	780,000	762,450

Packaging & Containers Total		3,594,406

Transportation – 1.1%
BNSF Funding Trust I
6.613% 12/15/55 (01/15/26) (c)(d)	4,401,000	4,274,471

Bristow Group, Inc.
7.500% 09/15/17	560,000	565,600

Burlington Northern Santa Fe Corp.
7.125% 12/15/10	3,900,000	4,075,317
7.950% 08/15/30	2,375,000	2,892,560

Kansas City Southern de Mexico SA de CV
7.625% 12/01/13	685,000	700,412

Navios Maritime Holdings, Inc.
9.500% 12/15/14	605,000	609,538

PHI, Inc.
7.125% 04/15/13	515,000	500,194

RailAmerica, Inc.
9.250% 07/01/17	261,000	278,291

Ship Finance International Ltd.
8.500% 12/15/13	540,000	534,600

	Par ($) (a)	Value ($)
Stena AB
7.500% 11/01/13	535,000	548,375

Union Pacific Corp.
5.700% 08/15/18	4,770,000	5,019,633
6.650% 01/15/11	4,595,000	4,792,548

Transportation Total		24,791,539

Industrials Total		53,584,093

Technology – 0.8%
Computers – 0.1%
Seagate Technology International
10.000% 05/01/14 (b)	265,000	300,113

Sungard Data Systems, Inc.
9.125% 08/15/13	485,000	497,125

Computers Total		797,238

Networking Products – 0.2%
Cisco Systems, Inc.
5.900% 02/15/39	4,710,000	4,781,846

Networking Products Total		4,781,846

Semiconductors – 0.0%
Amkor Technology, Inc.
9.250% 06/01/16	285,000	300,675

Freescale Semiconductor, Inc.
12.500% 12/15/14 (k)	442,642	454,732

Semiconductors Total		755,407

Software – 0.5%
Oracle Corp.
4.950% 04/15/13	2,500,000	2,715,930
6.500% 04/15/38	7,065,000	7,798,199

Software Total		10,514,129

Technology Total		16,848,620

Utilities – 4.3%
Electric – 3.5%
AES Corp.
8.000% 10/15/17	890,000	903,350

American Electric Power Co., Inc.
5.250% 06/01/15	4,473,000	4,782,339

CMS Energy Corp.
6.875% 12/15/15	320,000	341,059

Commonwealth Edison Co.
5.900% 03/15/36	4,160,000	4,222,558
5.950% 08/15/16	6,495,000	7,119,312

See Accompanying Notes to Financial Statements.

17

Columbia Intermediate Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($) (a)	Value ($)
Utilities (continued)
6.150% 09/15/17	500,000	552,564
6.950% 07/15/18	5,810,000	6,410,893

Consolidated Edison Co. of New York, Inc.
6.750% 04/01/38	12,415,000	14,005,970

DTE Energy Co.
7.625% 05/15/14	4,025,000	4,579,021

Dynegy Holdings, Inc.
7.750% 06/01/19	405,000	305,775

Edison Mission Energy
7.000% 05/15/17	440,000	306,900

Energy Future Holdings Corp.
10.000% 01/15/20 (b)	175,000	182,437

Exelon Generation Co. LLC
6.200% 10/01/17	370,000	402,664

FPL Energy American Wind LLC
6.639% 06/20/23 (b)	2,801,533	2,872,468

FPL Energy National Wind LLC
5.608% 03/10/24 (b)	566,776	568,012

Intergen NV
9.000% 06/30/17 (b)	910,000	937,300

Ipalco Enterprises, Inc.
7.250% 04/01/16 (b)	540,000	560,250

MidAmerican Energy Holdings Co.
5.875% 10/01/12	1,765,000	1,926,738

Mirant Americas Generation LLC
8.500% 10/01/21	1,030,000	968,200

Niagara Mohawk Power Corp.
4.881% 08/15/19 (b)	5,745,000	5,705,486

NRG Energy, Inc.
7.375% 02/01/16	1,105,000	1,096,712

NSG Holdings LLC/NSG Holdings, Inc.
7.750% 12/15/25 (b)	875,000	787,500

Oglethorpe Power Corp.
6.974% 06/30/11	481,000	483,145

Oncor Electric Delivery Co.
5.950% 09/01/13	6,270,000	6,847,116

Southern California Edison Co.
5.000% 01/15/16	4,500,000	4,871,961

Southern Co.
4.150% 05/15/14	2,325,000	2,426,649

	Par ($) (a)	Value ($)
Tenaska Alabama II Partners LP
6.125% 03/30/23 (b)	2,856,658	2,833,091

Texas Competitive Electric Holdings Co. LLC
10.250% 11/01/15	415,000	288,425

Electric Total		77,287,895

Gas – 0.8%
Atmos Energy Corp.
6.350% 06/15/17	4,065,000	4,371,644
8.500% 03/15/19	5,910,000	7,250,772

Nakilat, Inc.
6.067% 12/31/33 (b)	2,880,000	2,621,059

Sempra Energy
6.500% 06/01/16	2,490,000	2,781,793

Gas Total		17,025,268

Utilities Total		94,313,163
Total Corporate Fixed-Income Bonds & Notes (cost of $933,689,988)		952,402,001

Commercial Mortgage-Backed Securities – 20.2%
Bear Stearns Commercial Mortgage Securities
4.720% 11/11/35 (c)	5,300,000	5,529,486
5.201% 12/11/38	3,710,000	3,708,571
5.422% 09/11/42	7,768,205	8,061,458
5.540% 09/11/41	5,375,000	5,534,166
5.719% 09/11/38 (04/01/10) (c)(d)	1,290,000	1,347,486
5.742% 09/11/42 (04/01/10) (c)(d)	8,580,000	8,837,089

Bear Stearns Commercial Mortgage Securities, Inc.
6.480% 02/15/35	7,044,672	7,254,423

Chase Commercial Mortgage Securities Corp.
5.857% 02/12/16 (04/01/10) (b)(c)(d)	9,000,000	9,327,257

Citigroup Commercial Mortgage Trust
5.413% 10/15/49	5,750,000	5,998,127
6.034% 12/10/49	17,155,000	18,053,064

Credit Suisse First Boston Mortgage Securities Corp.
I.O., 1.068% 03/15/36 (04/01/10) (b)(c)(d)	41,428,311	1,297
4.801% 03/15/36	15,000,000	15,631,595

See Accompanying Notes to Financial Statements.

18

Columbia Intermediate Bond Fund

March 31, 2010

Commercial Mortgage-Backed Securities (continued)

	Par ($) (a)	Value ($)
Credit Suisse Mortgage Capital Certificates
5.723% 06/15/39 (04/01/10) (c)(d)	20,238,309	18,230,541

CW Capital Cobalt Ltd.
5.820% 05/15/46 (04/01/10) (c)(d)	22,877,750	21,660,747

First Union National Bank Commercial Mortgage
6.141% 02/12/34	19,138,234	20,139,494

GE Capital Commercial Mortgage Corp.
4.819% 01/10/38	5,110,000	5,343,610
5.189% 07/10/39 (04/01/10) (c)(d)	14,000,000	14,565,846

GMAC Commercial Mortgage Securities, Inc.
I.O., 0.655% 04/10/40 (04/01/10) (b)(c)(d)	39,075,354	164,347
5.487% 05/10/40 (04/01/10) (c)(d)	12,745,000	13,586,842
5.713% 10/15/38	20,000,000	21,151,428

Greenwich Capital Commercial Funding Corp.
5.317% 06/10/36 (04/01/10) (c)(d)	5,000,000	5,257,186
5.886% 07/10/38 (04/01/10) (c)(d)	16,085,000	16,397,311

GS Mortgage Securities Corp. II
5.560% 11/10/39	11,000,000	10,889,826
5.805% 08/10/45 (04/01/10) (c)(d)	11,275,000	10,446,469

JPMorgan Chase Commercial Mortgage Securities Corp.
I.O., 0.169% 10/15/42 (04/01/10) (c)(d)	132,929,069	650,568
4.985% 01/12/37	15,000,000	15,725,124
5.440% 06/12/47	11,800,000	11,533,257
6.068% 02/12/51	3,687,000	3,303,844
6.162% 05/12/34	7,992,000	8,500,952

LB-UBS Commercial Mortgage Trust
4.853% 09/15/31	6,270,000	6,580,305
5.430% 02/15/40	7,500,000	7,217,503
5.866% 09/15/45 (04/11/10) (c)(d)	10,000,000	9,843,743
6.510% 12/15/26	4,627,896	4,711,996

Morgan Stanley Capital I
5.150% 06/13/41	10,015,000	10,562,584

Morgan Stanley Dean Witter Capital I
4.180% 03/12/35	5,089,111	5,252,585
4.740% 11/13/36	8,673,000	9,004,916
4.920% 03/12/35	4,065,000	4,228,929
5.980% 01/15/39	1,500,000	1,593,846
6.390% 07/15/33	8,649,431	9,014,887

Structured Asset Securities Corp.
I.O., 2.189% 02/25/28 (04/01/10) (c)(d)	2,136,547	1

	Par ($) (a)	Value ($)
Wachovia Bank Commercial Mortgage Trust
I.O., 0.251% 03/15/42 (04/01/10) (b)(c)(d)	410,870,047	2,250,048
3.989% 06/15/35	11,930,000	12,189,480
5.037% 03/15/42	7,499,974	7,816,938
5.077% 10/15/35 (04/01/10) (b)(c)(d)	10,000,000	10,524,769
5.083% 03/15/42 (04/01/10) (c)(d)	9,575,000	10,008,004
5.110% 07/15/42 (04/01/10) (c)(d)	15,000,000	15,517,533
5.209% 10/15/44 (04/01/10) (c)(d)	8,550,000	8,803,091
5.239% 07/15/41 (04/01/10) (c)(d)	1,910,000	1,963,255
5.609% 03/15/45 (04/01/10) (c)(d)	2,305,000	1,999,052
5.765% 07/15/45 (04/01/10) (c)(d)	18,640,000	18,999,012

Total Commercial Mortgage-Backed Securities (cost of $419,105,566)		444,913,888

Mortgage-Backed Securities – 16.9%
Federal Home Loan Mortgage Corp.
4.000% 11/01/39	14,851,451	14,410,774
4.500% 12/01/39	47,636,740	47,799,051
12.000% 07/01/20	48,496	50,131

Federal National Mortgage Association
4.500% 09/01/24	31,476,276	32,696,271
4.500% 10/01/24	29,674,890	30,825,065
4.500% 11/01/24	41,056,636	42,647,958
4.500% 05/01/39	29,023,497	29,122,388
5.500% 02/01/37	2,489,767	2,626,991
5.500% 05/01/38	30,990,055	32,698,074
5.500% 06/01/38	19,700,986	20,786,806
6.000% 01/01/14	138,407	149,519
6.000% 02/01/37	28,848,298	30,872,622
6.000% 05/01/37	5,900,566	6,277,738
6.000% 11/01/37	18,481,966	19,663,359
6.000% 12/01/38	5,957,639	6,335,667
6.000% 02/01/39	37,574,257	39,958,442
6.500% 10/01/28	510,121	563,612
6.500% 12/01/31	523,592	578,496
6.500% 08/01/36	11,768,404	12,789,124

Government National Mortgage Association
3.625% 07/20/25 (04/01/10) (c)(d)	52,435	53,991

See Accompanying Notes to Financial Statements.

19

Columbia Intermediate Bond Fund

March 31, 2010

Mortgage-Backed Securities (continued)

	Par ($) (a)	Value ($)
9.000% 06/15/16	1,681	1,877
9.000% 08/15/16	1,419	1,584
9.000% 10/15/16	2,988	3,337

Total Mortgage-Backed Securities (cost of $366,068,568)		370,912,877

Government & Agency Obligations – 9.8%

Foreign Government Obligations – 0.2%
Republic of Italy
5.375% 06/12/17	4,690,000	5,040,414

Foreign Government Obligations Total		5,040,414

U.S. Government Obligations – 9.6%
U.S. Treasury Bonds
4.250% 05/15/39	17,260,000	15,992,460
4.375% 11/15/39	9,065,000	8,572,091

U.S. Treasury Notes
1.375% 01/15/13	535,000	533,286
1.375% 03/15/13 (l)	12,125,000	12,053,948
2.250% 01/31/15 (l)	79,940,000	79,071,932
2.375% 02/28/15 (l)	18,587,000	18,459,307
3.125% 05/15/19	530,000	504,784
3.375% 11/15/19 (m)	35,867,000	34,608,857
3.625% 08/15/19	22,370,000	22,097,354
3.625% 02/15/20	18,085,000	17,776,994

U.S. Government Obligations Total		209,671,013

Total Government & Agency Obligations (cost of $216,993,210)		214,711,427

Asset-Backed Securities – 5.6%
American Express Credit Account Master Trust
0.510% 01/15/13 (04/15/10) (b)(c)(d)	3,850,000	3,842,610

Bay View Auto Trust
5.310% 06/25/14	3,500,000	3,545,415

Capital Auto Receivables Asset Trust
5.310% 06/15/12	9,000,000	9,187,821

Chase Issuance Trust
0.980% 06/15/12 (04/15/10) (c)(d)	5,500,000	5,507,327

Citibank Credit Card Issuance Trust
6.300% 06/20/14	470,000	497,270
6.950% 02/18/14	1,630,000	1,738,434

	Par ($) (a)	Value ($)
Citicorp Residential Mortgage Securities, Inc.
5.892% 03/25/37 (04/01/10) (c)(d)	11,000,000	9,726,519
5.977% 06/25/37 (04/01/10) (c)(d)	1,300,000	1,281,702
6.080% 06/25/37 (04/01/10) (c)(d)	11,000,000	10,220,697

Citigroup Mortgage Loan Trust, Inc.
5.517% 08/25/35 (04/01/10) (c)(d)	3,775,000	275,161
5.598% 03/25/36 (04/01/10) (c)(d)	1,460,229	1,231,408
5.666% 08/25/35 (04/01/10) (c)(d)	2,330,000	133,468

Countrywide Asset-Backed Certificates
0.356% 06/25/21 (04/26/10) (c)(d)(e)	723,818	543,787
5.813% 05/25/37 (04/01/10) (c)(d)	6,672,191	2,939,517

Discover Card Master Trust
0.550% 01/15/13 (04/15/10) (c)(d)	4,000,000	3,985,506
1.530% 02/17/15 (04/15/10) (c)(d)	3,810,000	3,877,726

Ford Credit Auto Owner Trust
5.160% 04/15/13	5,000,000	5,324,603
5.680% 06/15/12	5,422,000	5,633,426
5.690% 11/15/12	6,000,000	6,422,432

Franklin Auto Trust
5.360% 05/20/16	4,720,000	4,888,175
7.160% 05/20/16 (b)	3,555,000	3,849,354

GE Capital Credit Card Master Note Trust
4.130% 06/15/13	9,725,000	9,793,371

Green Tree Financial Corp.
6.870% 01/15/29	1,059,438	1,113,035

Harley-Davidson Motorcycle Trust
5.540% 04/15/15	4,600,000	4,788,340

JPMorgan Auto Receivables Trust
5.610% 12/15/14 (b)	1,313,188	1,316,484

Renaissance Home Equity Loan Trust
5.355% 11/25/35 (04/01/10) (c)(d)	4,750,000	1,181,270

Small Business Administration Participation Certificates
4.570% 06/01/25	3,000,506	3,126,814

See Accompanying Notes to Financial Statements.

20

Columbia Intermediate Bond Fund

March 31, 2010

Asset-Backed Securities (continued)

	Par ($) (a)	Value ($)
5.390% 12/01/25	782,107	836,619
5.570% 03/01/26	2,745,988	2,975,717
5.780% 08/01/27	4,660,139	4,975,143

Wachovia Auto Loan Owner Trust
5.650% 02/20/13	8,000,000	8,288,502

Total Asset-Backed Securities (cost of $135,757,026)		123,047,653

Collateralized Mortgage Obligations – 2.0%

Agency – 0.9%
Federal Home Loan Mortgage Corp. REMICS
4.000% 03/15/19	7,075,000	7,270,573
5.000% 03/15/28	11,449,868	11,882,679
Federal National Mortgage Association REMICS
9.250% 03/25/18	55,647	62,503

Agency Total		19,215,755

Non-Agency – 1.1%
American Mortgage Trust
8.445% 09/27/22 (e)	7,542	4,573

Countrywide Alternative Loan Trust
5.500% 09/25/35	6,341,897	419,128

GSMPS Mortgage Loan Trust
7.750% 09/19/27 (b)(c)	599,431	575,363

JPMorgan Mortgage Trust
5.734% 05/25/36 (04/01/10) (c)(d)	7,551,792	5,937,793

Nomura Asset Acceptance Corp.
0.346% 08/25/36 (04/26/10) (c)(d)	1,708,823	971,798
5.515% 01/25/36 (04/01/10) (c)(d)	7,331,480	4,367,425
6.138% 03/25/47 (04/01/10) (c)(d)	9,500,000	7,745,822

Wells Fargo Mortgage Backed Securities Trust
6.254% 10/25/37 (04/01/10) (c)(d)	6,864,304	5,492,472

Non-Agency Total		25,514,374

Total Collateralized Mortgage Obligations (cost of $57,923,984)		44,730,129

Municipal Bonds – 0.6%

	Par ($) (a)	Value ($)
California – 0.4%
CA State
Series 2009,
7.550% 04/01/39	4,470,000	4,648,174

CA Los Angeles Unified School District
Series 2009,
5.750% 07/01/34	5,665,000	5,214,179

California Total		9,862,353

New York – 0.2%
NY Triborough Bridge & Tunnel Authority
Series 2008 C,
5.000% 11/15/38	3,500,000	3,654,280

New York Total		3,654,280

Total Municipal Bonds (cost of $13,329,535)		13,516,633

	Shares
Common Stock – 0.0%

Industrials – 0.0%
Airlines – 0.0%
UAL Corp. (n)	1,493	29,188

Airlines Total		29,188

Industrials Total		29,188

Total Common Stock (cost of $53,240)		29,188
	Units
Warrants – 0.0%

Financials – 0.0%
CNB Capital Trust I Expires 03/23/19 (b)(e)(n)	10,127	101

Financials Total		101

Total Warrants (cost of $101)		101

See Accompanying Notes to Financial Statements.

21

Columbia Intermediate Bond Fund

March 31, 2010

Preferred Stock – 0.0%

	Shares	Value ($)
Communications – 0.0%
Media – 0.0%
CMP Susquehanna Radio Holdings Corp., Series A (b)(e)(n)	8,862	89

Media Total		89

Communications Total		89

Total Preferred Stock (cost of $89)		89

Securities Lending Collateral – 4.6%
State Street Navigator Securities Lending Prime Portfolio (7 day yield of 0.219%) (o)	100,544,056	100,544,056

Total Securities Lending Collateral (cost of $100,544,056)		100,544,056
	Par ($) (a)
Short-Term Obligation – 0.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.000%, collateralized by a U.S. Treasury obligation maturing 01/31/14, market value $20,870,769 (repurchase proceeds $20,458,000)	20,458,000	20,458,000

Total Short-Term Obligation (cost of $20,458,000)		20,458,000

Total Investments – 103.9% (cost of $2,263,923,363)(p)		2,285,266,042

Obligation to Return Collateral for Securities Loaned – (4.6)%		(100,544,056)

Other Assets & Liabilities, Net – 0.7%		15,532,793

Net Assets – 100.0%		2,200,254,779

Notes to Investment Portfolio:

(a)	Principal amount is stated in U.S. dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, these securities, which are not illiquid except for the following, amounted to $217,871,494, which represents 9.9% of net assets.

Security	Acquisition Date		Par/ Shares	Cost	Value
ACE Cash Express, Inc. 10.250% 10/01/14	02/11/06		$280,000	$284,200	$230,300
CMP Susquehanna Radio Holdings Corp., Series A	03/26/09		8,862	89	89
CNB Capital Trust I Expires 03/23/19	03/26/09		10,127	101	101
Local TV Finance LLC, PIK 9.250% 06/15/15	05/07/07 06/15/09	-	661,500	561,001	415,266
Qatar Petroleum 5.579% 05/30/11	05/19/06		818,497	818,497	840,798
Ras Laffan Liquefied Natural Gas Co., Ltd. II 5.298% 09/30/20	01/07/08		3,400,000	3,247,748	3,497,580
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/26/07- 10/04/07		540,000	548,225	503,312
Systems 2001 Asset Trust 6.664% 09/15/13	06/04/01		1,253,362	1,253,362	1,326,772

					$6,814,218

(c)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2010.

(d)	Parenthetical date represents the next interest rate reset date for the security.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2010, the value of these securities amounted to $9,653,601, which represents 0.4% of net assets.

(f)	Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(g)	The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At March 31, 2010, the value of these securities amounted to $9,938,149, which represents 0.5% of net assets.

(h)	The issuer is in default of certain debt covenants. Income is not being accrued. At March 31, 2010, the value of these securities amounted to $554,869, which represents less than 0.1% of net assets.

(i)	Security purchased on a delayed delivery basis.

See Accompanying Notes to Financial Statements.

22

Columbia Intermediate Bond Fund

March 31, 2010

(j)	Investments in affiliates during the year ended March 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc. 5.450% 02/05/13	$12,296,400	$—	$15,780,750	$690,333	$—
Merrill Lynch & Co., Inc. 5.700% 05/02/17	5,885,613	—	2,982,510	517,655	6,898,325
Merrill Lynch & Co., Inc. 6.050% 08/15/12	1,287,086	—	—	90,750	1,602,008
Merrill Lynch & Co., Inc. 6.150% 04/25/13	4,278,639	—	5,445,042	191,672	—
Merrill Lynch & Co., Inc. 7.750% 05/14/38	3,063,100	—	—	399,900	5,719,710

Total	$26,810,838	$—	$24,208,302	$1,890,310	$14,220,043

(k)	Loan participation agreement.

(l)	All or a portion of this security was on loan at March 31, 2010. The total market value of securities on loan at March 31, 2010 is $98,711,173.

(m)	A portion of this security with a market value of $2,894,766 is pledged as collateral for open futures contracts.

(n)	Non-income producing security.

(o)	Investment made with cash collateral received from securities lending activity.

(p)	Cost for federal income tax purposes is $2,269,828,701.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate Fixed-Income Bonds & Notes
Basic Materials	$—	$48,419,744	$—	$48,419,744
Communications	—	79,642,958	22,420	79,665,378
Consumer Cyclical	—	42,913,957	4,982,801	47,896,758
Consumer Non-Cyclical	—	95,308,697	—	95,308,697
Diversified	—	308,250	—	308,250
Energy	—	114,479,958	—	114,479,958
Financials	—	401,577,340	—	401,577,340
Industrials	—	51,979,371	1,604,722	53,584,093
Technology	—	16,848,620	—	16,848,620
Utilities	—	94,313,163	—	94,313,163

Total Corporate Fixed-Income Bonds & Notes	—	945,792,058	6,609,943	952,402,001

Total Commercial Mortgage-Backed Securities	—	444,913,888	—	444,913,888

Total Mortgage-Backed Securities	—	370,912,877	—	370,912,877

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Government & Agency Obligations
Foreign Government Obligations	$—	$5,040,414	$—	$5,040,414
U.S. Government Obligations	209,671,013	—	—	209,671,013

Total Government & Agency Obligations	209,671,013	5,040,414	—	214,711,427

Total Asset-Backed Securities	—	123,047,653	—	123,047,653

Collateralized Mortgage Obligations
Agency	—	19,215,755	—	19,215,755
Non-Agency	—	25,509,801	4,573	25,514,374

Total Collateralized Mortgage Obligations	—	44,725,556	4,573	44,730,129

Total Municipal Bonds	—	13,516,633	—	13,516,633

Total Common Stock	29,188	—	—	29,188

Total Warrants	—	—	101	101

Total Preferred Stock	—	—	89	89

Total Securities Lending Collateral	100,544,056	—	—	100,544,056

Total Short-Term Obligation	—	20,458,000	—	20,458,000

Total Investments	310,244,257	1,968,407,079	6,614,706	2,285,266,042

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	11,102	—	11,102

Value of Credit Default Swap Contracts – Appreciation	—	215,473	—	215,473

Value of Credit Default Swap Contracts – Depreciation	—	(1,387,881)	—	(1,387,881)

Unrealized Appreciation on Futures Contracts	731,662	—	—	731,662

Unrealized Depreciation on Futures Contracts	(865,212)	—	—	(865,212)

Total	$310,110,707	$1,967,245,773	$6,614,706	$2,283,971,186

See Accompanying Notes to Financial Statements.

23

Columbia Intermediate Bond Fund

March 31, 2010

The following table reconciles asset balances for the year ending March 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of March 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2010
Corporate Fixed-Income Bonds & Notes
Communications	$17,100	$640	$—	$4,680	$—	$—	$—	$—	$22,420
Consumer Cyclical	3,391,731	—	46,102	1,450,862	—	(397,604)	491,710	—	4,982,801
Industrials	1,277,128	—	—	758,957	—	(431,363)	—	—	1,604,722
Asset-Backed Securities	1,224,679	—	(3,702)	(13,923)	—	(663,267)	—	(543,787)	—
Collateralized Mortgage Obligations
Non-Agency	—	—	169	659	—	(2,108)	5,853	—	4,573
Warrants
Financials	101	—	—	—	—	—	—	—	101
Preferred Stock
Communications	89	—	—	—	—	—	—	—	89

Total	$5,910,828	$640	$42,569	$2,201,235	$—	$(1,494,342)	$497,563	$(543,787)	$6,614,706

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributable to securities owned at March 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $2,215,158. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

Financial assets levels were transferred out of Level 3 due to management’s determination that reliable and observable market data was now available to, and utilized by, pricing services for the valuation of this security.

Financial asset levels were transferred into Level 3 due to the pricing services methodology change from pricing the security based upon market data for comparable securities to the reliance upon a single broker quote.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding on March 31, 2010 are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
EUR	$303,897	$305,589	04/09/10	$1,692
EUR	513,252	522,662	04/15/10	9,410

				$11,102

At March 31, 2010, the Fund has entered into the following credit default swap contracts:

Credit Risk

Swap Counterparty	Referenced Obligation	Receive Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Upfront Premium Paid (Received)	Value of Contract
Barclays Capital	Toll Brothers, Inc. 5.150% 05/15/15	Buy	1.000%	09/20/14	$9,600,000	$33,371	$118,344
Barclays Capital	Toll Brothers, Inc. 5.150% 05/15/15	Buy	1.000%	09/20/14	11,510,000	90,419	97,129
Barclays Capital	Limited Brands, Inc.	Buy	1.000%	03/20/15	11,000,000	614,326	(220,026)
Barclays Capital	Macy’s, Inc.	Buy	1.000%	03/20/15	7,905,000	406,555	(154,797)
Barclays Capital	Textron, Inc.	Buy	1.000%	03/20/15	5,000,000	158,984	(140)
Barclays Capital	D.R. Horton, Inc.	Buy	1.000%	03/20/15	13,000,000	567,375	(70,326)
Barclays Capital	The Home Depot, Inc.	Buy	1.000%	03/20/15	17,000,000	(80,702)	(205,155)
BNP Paribas	Marriott International, Inc.	Buy	1.000%	03/20/15	11,160,000	103,660	(102,746)
Credit Suisse First Boston	Textron, Inc.	Buy	1.000%	03/20/15	6,160,000	209,506	(13,643)
JPMorgan	Macy’s, Inc.	Buy	1.000%	03/20/15	14,700,000	788,492	(319,194)
JPMorgan	D.R. Horton, Inc.	Buy	1.000%	03/20/15	11,600,000	506,225	(62,975)
Morgan Stanley	Limited Brands, Inc.	Buy	1.000%	03/20/15	11,500,000	542,145	(134,820)
Morgan Stanley	The Home Depot, Inc.	Buy	1.000%	03/20/15	11,200,000	(84,796)	(104,059)

							$(1,172,408)

See Accompanying Notes to Financial Statements.

24

Columbia Intermediate Bond Fund

March 31, 2010

At March 31, 2010, the Fund held the following open long futures contracts:

Interest Rate Risk
Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
10-Year U.S. Treasury Notes	295	$34,293,750	$34,089,592	June-2010	$204,158

At March 31, 2010, the Fund held the following open short futures contracts:

Interest Rate Risk
Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Notes	536	$116,286,876	$116,209,758	June-2010	$(77,118)
30-Year U.S. Treasury Bonds	553	64,217,125	63,429,031	June-2010	(788,094)
5-Year U.S. Treasury Notes	1,866	214,298,437	214,825,941	June-2010	527,504

					$(337,708)

At March 31, 2010, cash of $2,150,000 was pledged as collateral for open futures contracts.

At March 31, 2010, asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	43.3
Commercial Mortgage-Backed Securities	20.2
Mortgage-Backed Securities	16.9
Government & Agency Obligations	9.8
Asset-Backed Securities	5.6
Collateralized Mortgage Obligations	2.0
Municipal Bonds	0.6
Common Stock	0.0	*
Preferred Stock	0.0	*
Warrants	0.0	*

	98.4
Securities Lending Collateral	4.6
Short-Term Obligation	0.9
Obligation to Return Collateral for Securities Loaned	(4.6)
Other Assets & Liabilities, Net	0.7

	100.0

* Represents less than 0.1% of net assets.

Acronym	Name
EUR	Euro
I.O.	Interest Only
PIK	Payment-In-Kind
REMICS	Real Estate Mortgage Investment Conduits

See Accompanying Notes to Financial Statements.

25

Statement of Assets and Liabilities – Columbia Intermediate Bond Fund

March 31, 2010

		($)
Assets	Unaffiliated investments, at identified cost	2,250,427,334
	Affiliated investments, at identified cost	13,496,029

	Total investments, at identified cost	2,263,923,363
	Unaffiliated investments, at value	2,271,045,999
	Affiliated investments, at value	14,220,043

	Total investments, at value (including securities on loan of $98,711,173)	2,285,266,042
	Cash	227,465
	Cash collateral for open futures contracts	2,150,000
	Open credit default swap contracts	215,473
	Credit default swap contracts premiums paid	3,928,609
	Unrealized appreciation on forward foreign currency exchange contracts	11,102
	Receivable for:
	Fund shares sold	1,847,078
	Interest	22,055,155
	Securities lending	57
	Foreign tax reclaims	32,162
	Trustees’ deferred compensation plan	109,016
	Prepaid expenses	44,453
	Other assets	1,017,490

	Total Assets	2,316,904,102

Liabilities	Collateral on securities loaned	100,544,056
	Open credit default swap contracts	1,387,881
	Credit default swap contracts premiums received	161,241
	Payable for:
	Investments purchased	3,933,168
	Investments purchased on a delayed delivery basis	444,967
	Fund shares repurchased	3,713,473
	Futures variation margin	673,546
	Distributions	4,248,219
	Investment advisory fee	595,493
	Administration fee	279,455
	Pricing and bookkeeping fees	19,704
	Transfer agent fee	339,618
	Trustees’ fees	442
	Custody fee	11,107
	Distribution and service fees	85,473
	Chief compliance officer expenses	313
	Trustees’ deferred compensation plan	109,016
	Other liabilities	102,151

	Total Liabilities	116,649,323

	Net Assets	2,200,254,779

Net Assets Consist of	Paid-in capital	2,232,255,420
	Undistributed net investment income	3,578,700
	Accumulated net realized loss	(54,439,743)
	Net unrealized appreciation (depreciation) on: Investments	21,342,679
	Foreign currency translations and forward foreign currency exchange contracts	10,897
	Credit default swap contracts	(2,359,624)
	Futures contracts	(133,550)

	Net Assets	2,200,254,779

See Accompanying Notes to Financial Statements.

26

Statement of Assets and Liabilities (continued) – Columbia Intermediate Bond Fund

March 31, 2010

Class A	Net assets	$163,333,161
	Shares outstanding	18,253,036
	Net asset value per share	$8.95	(a)
	Maximum sales charge	3.25%
	Maximum offering price per share ($8.95/0.9675)	$9.25	(b)

Class B	Net assets	$31,475,895
	Shares outstanding	3,517,538
	Net asset value and offering price per share	$8.95	(a)

Class C	Net assets	$30,731,033
	Shares outstanding	3,434,295
	Net asset value and offering price per share	$8.95	(a)

Class R	Net assets	$1,694,292
	Shares outstanding	189,343
	Net asset value, offering and redemption price per share	$8.95

Class Z	Net assets	$1,973,020,398
	Shares outstanding	220,491,380
	Net asset value, offering and redemption price per share	$8.95

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

27

Statement of Operations – Columbia Intermediate Bond Fund

For the Year Ended March 31, 2010

		($)
Investment Income	Interest	122,329,273
	Interest from affiliates	1,890,310
	Securities lending	33,529
	Dollar roll fee income	342,641

	Total Investment Income	124,595,753

Expenses	Investment advisory fee	6,768,041
	Administration fee	3,164,565
	Distribution fee:
	Class A	159,958
	Class B	266,146
	Class C	239,468
	Class R	8,902
	Service fee:
	Class A	399,760
	Class B	88,709
	Class C	79,839
	Pricing and bookkeeping fees	189,677
	Transfer agent fee	2,839,286
	Trustees’ fees	117,111
	Custody fee	72,734
	Chief compliance officer expenses	1,407
	Other expenses	511,447

	Expenses before interest expense	14,907,050
	Interest expense	35

	Total Expenses	14,907,085

	Fees waived by distributor – Class A	(159,958)
	Fees waived by distributor – Class C	(47,893)
	Expense reductions	(174)

	Net Expenses	14,699,060

	Net Investment Income	109,896,693

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Credit Default Swap Contracts and Foreign Currency	Net realized gain (loss) on:
	Unaffiliated investments	55,083,263
	Affiliated investments	1,424,650
	Foreign currency transactions and forward foreign currency exchange contracts	8,850
	Credit default swap contracts	(15,392,042)
	Futures contracts	4,018,960

	Net realized gain	45,143,681
	Net change in unrealized appreciation (depreciation) on:
	Investments	265,479,075
	Foreign currency translations and forward foreign currency exchange contracts	14,185
	Credit default swap contracts	1,231,309
	Futures contracts	1,405,085

	Net change in unrealized appreciation (depreciation)	268,129,654

	Net Gain	313,273,335

	Net Increase Resulting from Operations	423,170,028

See Accompanying Notes to Financial Statements.

28

Statement of Changes in Net Assets – Columbia Intermediate Bond Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment income	109,896,693	124,197,647
	Net realized gain (loss) on investments, futures contracts, credit default swap contracts, foreign currency transactions and forward foreign currency exchange contracts	45,143,681	(83,818,928)
	Net change in unrealized appreciation (depreciation) on investments, futures contracts, credit default swap contracts, foreign currency translations and forward foreign currency exchange contracts	268,129,654	(195,085,329)

	Net increase (decrease) resulting from operations	423,170,028	(154,706,610)

Distributions to Shareholders	From net investment income:
	Class A	(8,661,981)	(9,455,771)
	Class B	(1,657,924)	(2,075,339)
	Class C	(1,539,099)	(1,548,169)
	Class R	(91,882)	(86,795)
	Class Z	(106,473,961)	(109,356,195)
	From net realized gains:
	Class A	—	(428,610)
	Class B	—	(112,718)
	Class C	—	(77,526)
	Class R	—	(3,556)
	Class Z	—	(4,770,651)

	Total distributions to shareholders	(118,424,847)	(127,915,330)

	Net Capital Stock Transactions	(39,345,318)	(344,521,048)
	Increase from regulatory settlements	62,349	—

	Total increase (decrease) in net assets	265,462,212	(627,142,988)

Net Assets	Beginning of period	1,934,792,567	2,561,935,555
	End of period	2,200,254,779	1,934,792,567
	Undistributed net investment income at end of period	3,578,700	8,446,917

See Accompanying Notes to Financial Statements.

29

Statement of Changes in Net Assets (continued) – Columbia Intermediate Bond Fund

	Capital Stock Activity
	Year Ended March 31, 2010		Year Ended March 31, 2009

	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	4,024,261	34,577,227	5,724,124	46,402,459
Distributions reinvested	925,715	7,967,506	1,139,701	9,237,323
Redemptions	(6,581,064)	(55,926,745)	(10,781,223)	(86,748,875)

Net decrease	(1,631,088)	(13,382,012)	(3,917,398)	(31,109,093)

Class B
Subscriptions	261,450	2,231,931	609,747	4,920,689
Distributions reinvested	145,598	1,250,813	204,400	1,659,409
Redemptions	(1,716,488)	(14,622,868)	(2,429,542)	(19,594,906)

Net decrease	(1,309,440)	(11,140,124)	(1,615,395)	(13,014,808)

Class C
Subscriptions	568,812	4,851,110	1,157,218	9,303,741
Distributions reinvested	118,250	1,017,027	137,760	1,115,502
Redemptions	(1,318,313)	(11,247,492)	(1,498,243)	(12,062,419)

Net decrease	(631,251)	(5,379,355)	(203,265)	(1,643,176)

Class R
Subscriptions	133,154	1,145,681	108,792	860,902
Distributions reinvested	6,664	57,659	5,099	41,108
Redemptions	(186,232)	(1,602,433)	(62,638)	(496,769)

Net increase (decrease)	(46,414)	(399,093)	51,253	405,241

Class Z
Subscriptions	47,943,504	410,119,481	48,434,868	396,931,752
Distributions reinvested	5,832,159	50,260,132	6,663,306	54,039,194
Redemptions	(55,004,873)	(469,424,347)	(92,954,379)	(750,130,158)

Net decrease	(1,229,210)	(9,044,734)	(37,856,205)	(299,159,212)

See Accompanying Notes to Financial Statements.

30

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class A Shares	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$7.72		$8.71		$8.84	$8.74		$8.96

Income from Investment Operations:
Net investment income (a)	0.43		0.43		0.43	0.42		0.39
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	1.26		(0.97)		(0.13)	0.11		(0.20)

Total from investment operations	1.69		(0.54)		0.30	0.53		0.19

Less Distributions to Shareholders:
From net investment income	(0.46)		(0.43)		(0.43)	(0.43)		(0.41)
From net realized gains	—		(0.02)		—	—		—

Total distributions to shareholders	(0.46)		(0.45)		(0.43)	(0.43)		(0.41)

Increase from regulatory settlements	—	(b)	—		—	—		—

Net Asset Value, End of Period	$8.95		$7.72		$8.71	$8.84		$8.74
Total return (c)(d)	22.31%		(6.34)%		3.48%	6.21	%(e)	2.12%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	0.90%		0.89%		0.88%	0.87%		0.89%
Interest expense	—	%(g)	—	%(g)	—	—		—
Net expenses (f)	0.90%		0.89%		0.88%	0.87%		0.89%
Waiver/Reimbursement	0.10%		0.10%		0.10%	0.10%		0.10%
Net investment income (f)	5.01%		5.33%		4.88%	4.83%		4.36%
Portfolio turnover rate	160%		137%		266%	150%		126%
Net assets, end of period (000s)	$163,333		$153,435		$207,215	$206,147		$199,376

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

31

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class B Shares	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$7.72		$8.71		$8.84	$8.74		$8.96

Income from Investment Operations:
Net investment income (a)	0.37		0.37		0.36	0.36		0.32
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	1.26		(0.97)		(0.12)	0.10		(0.20)

Total from investment operations	1.63		(0.60)		0.24	0.46		0.12

Less Distributions to Shareholders:
From net investment income	(0.40)		(0.37)		(0.37)	(0.36)		(0.34)
From net realized gains	—		(0.02)		—	—		—

Total distributions to shareholders	(0.40)		(0.39)		(0.37)	(0.36)		(0.34)

Increase from regulatory settlements	—	(b)	—		—	—		—

Net Asset Value, End of Period	$8.95		$7.72		$8.71	$8.84		$8.74
Total return (c)	21.41%		(7.04)%		2.72%	5.42	%(d)	1.36%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.65%		1.64%		1.63%	1.62%		1.64%
Interest expense	—	%(f)	—	%(f)	—	—		—
Net expenses (e)	1.65%		1.64%		1.63%	1.62%		1.64%
Net investment income (e)	4.29%		4.59%		4.14%	4.08%		3.61%
Portfolio turnover rate	160%		137%		266%	150%		126%
Net assets, end of period (000s)	$31,476		$37,247		$56,087	$63,617		$74,332

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

32

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class C Shares	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$7.72		$8.71		$8.84	$8.74		$8.96

Income from Investment Operations:
Net investment income (a)	0.38		0.39		0.37	0.37		0.34
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	1.26		(0.98)		(0.12)	0.11		(0.20)

Total from investment operations	1.64		(0.59)		0.25	0.48		0.14

Less Distributions to Shareholders:
From net investment income	(0.41)		(0.38)		(0.38)	(0.38)		(0.36)
From net realized gains	—		(0.02)		—	—		—

Total distributions to shareholders	(0.41)		(0.40)		(0.38)	(0.38)		(0.36)

Increase from regulatory settlements	—	(b)	—		—	—		—

Net Asset Value, End of Period	$8.95		$7.72		$8.71	$8.84		$8.74
Total return (c)(d)	21.59%		(6.91)%		2.87%	5.58	%(e)	1.51%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.50%		1.49%		1.48%	1.47%		1.49%
Interest expense	—	%(g)	—	%(g)	—	—		—
Net expenses (f)	1.50%		1.49%		1.48%	1.47%		1.49%
Waiver/Reimbursement	0.15%		0.15%		0.15%	0.15%		0.15%
Net investment income (f)	4.43%		4.74%		4.28%	4.23%		3.76%
Portfolio turnover rate	160%		137%		266%	150%		126%
Net assets, end of period (000s)	$30,731		$31,372		$37,164	$35,458		$39,641

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

33

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,							Period Ended March 31,
Class R Shares	2010		2009		2008	2007		2006 (a)
Net Asset Value, Beginning of Period	$7.72		$8.71		$8.84	$8.74		$8.91

Income from Investment Operations:
Net investment income (b)	0.41		0.41		0.40	0.39		0.06
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	1.26		(0.97)		(0.12)	0.12		(0.15)

Total from investment operations	1.67		(0.56)		0.28	0.51		(0.09)

Less Distributions to Shareholders:
From net investment income	(0.44)		(0.41)		(0.41)	(0.41)		(0.08)
From net realized gains	—		(0.02)		—	—		—

Total distributions to shareholders	(0.44)		(0.43)		(0.41)	(0.41)		(0.08)

Increase from regulatory settlements	—	(c)	—		—	—		—

Net Asset Value, End of Period	$8.95		$7.72		$8.71	$8.84		$8.74
Total return (d)	22.01%		(6.58)%		3.24%	5.94	%(e)	(1.06	)%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.15%		1.14%		1.13%	1.12%		1.30	%(h)
Interest expense	—	%(i)	—	%(i)	—	—		—
Net expenses (g)	1.15%		1.14%		1.13%	1.12%		1.30	%(h)
Net investment income (g)	4.78%		5.11%		4.60%	4.45%		3.25	%(h)
Portfolio turnover rate	160%		137%		266%	150%		126	%(f)
Net assets, end of period (000s)	$1,694		$1,819		$1,606	$42		$10

(a)	Class R shares were initially offered on January 23, 2006.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

34

Financial Highlights – Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$7.72		$8.71		$8.84	$8.74		$8.96

Income from Investment Operations:
Net investment income (a)	0.45		0.45		0.45	0.45		0.41
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and credit default swap contracts	1.26		(0.97)		(0.13)	0.10		(0.20)

Total from investment operations	1.71		(0.52)		0.32	0.55		0.21

Less Distributions to Shareholders:
From net investment income	(0.48)		(0.45)		(0.45)	(0.45)		(0.43)
From net realized gains	—		(0.02)		—	—		—

Total distributions to shareholders	(0.48)		(0.47)		(0.45)	(0.45)		(0.43)

Increase from regulatory settlements	—	(b)	—		—	—		—

Net Asset Value, End of Period	$8.95		$7.72		$8.71	$8.84		$8.74
Total return (c)	22.62%		(6.11)%		3.74%	6.48	%(d)	2.37%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.65%		0.64%		0.63%	0.62%		0.64%
Interest expense	—	%(f)	—	%(f)	—	—		—
Net expenses (e)	0.65%		0.64%		0.63%	0.62%		0.64%
Net investment income (e)	5.26%		5.58%		5.13%	5.08%		4.63%
Portfolio turnover rate	160%		137%		266%	150%		126%
Net assets, end of period (000s)	$1,973,020		$1,710,920		$2,259,863	$1,894,798		$1,379,320

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

35

Notes to Financial Statements – Columbia Intermediate Bond Fund

March 31, 2010

Note 1. Organization

Columbia Intermediate Bond Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class R and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments in Class B shares from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swap contracts are marked to market daily based upon spread quotations from market makers.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any

36

Columbia Intermediate Bond Fund

March 31, 2010

foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

37

Columbia Intermediate Bond Fund

March 31, 2010

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments

The Fund may invest in loan participations. When a Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation (“Selling Participant”), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the forward purchase price.

The Fund’s policy is to record the components of mortgage dollar rolls using “to be announced” mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor’s ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Stripped Securities

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to

38

Columbia Intermediate Bond Fund

March 31, 2010

fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

39

Columbia Intermediate Bond Fund

March 31, 2010

For the year ended March 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, market discount accretion/premium amortization on debt securities and paydown adjustments were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$3,659,937	$(3,659,937)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	March 31, 2010	March 31, 2009
Distributions paid from:
Ordinary Income*	$118,424,847	$127,915,330

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$11,783,799	$—	$15,437,341

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$97,429,250
Unrealized depreciation	(81,991,909)
Net unrealized appreciation	$15,437,341

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$45,710,830
2018	3,475,333

Total	$49,186,163

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.35%
$1 billion to $1.5 billion	0.30%
$1.5 billion to $3 billion	0.29%
$3 billion to $6 billion	0.28%
Over $6 billion	0.27%

For the year ended March 31, 2010, the Fund’s effective investment advisory fee rate was 0.32% of the Fund’s average daily net assets.

40

Columbia Intermediate Bond Fund

March 31, 2010

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise Financial”). The transaction (“Transaction”) includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about April 30, 2010 (the “Closing”).

In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. On March 3, 2010, the Fund’s shareholders approved, among other matters, the proposed investment management services agreement with the New Advisor. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the Closing. The New Advisor will change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.15% of the Fund’s average daily net assets.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits

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(net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

RiverSource Service Corporation (the “New Transfer Agent”), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent will change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended March 31, 2010, the Distributor has retained net underwriting discounts of $9,732 on sales of the Fund’s Class A shares and received net CDSC fees of $100, $20,653 and $3,191 on Class A, Class B and Class C share redemptions, respectively.

RiverSource Fund Distributors, Inc. (the “New Distributor”), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor will change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. The Distributor has voluntarily agreed to waive a portion of the distribution and service fees for Class A shares of the Fund so that the combined fee will not exceed 0.25% annually of Class A average daily net assets. The Distributor has also voluntarily agreed to waive a portion of the distribution and service fees for Class C shares so that the combined fee will not exceed 0.85% annually of Class C average daily net assets. These arrangements may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.70% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These

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credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2010, these custody credits reduced total expenses by $174 for the Fund.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts, credit default swaps and forward foreign currency contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Credit Risk: Credit risk relates to the ability of the issuer or guarantor of a fixed income security, or counterparty to a derivative contract to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Generally, lower-yield higher-quality bonds are subject to credit risk to a lesser extent than lower-grade higher-yield bonds.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts — The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include, among others: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by Columbia.

Upon entering into a futures contract, the Fund pledges cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended March 31, 2010, the Fund entered into 13,410 futures contracts.

Forward Foreign Currency Exchange Contracts — The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to reduce the exposure to adverse price movements

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in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended March 31, 2010, the Fund entered into 40 forward foreign currency exchange contracts.

Credit Default Swap Contracts — The Fund entered into credit default swap transactions as a protection buyer to reduce overall credit exposure.

Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive or make an upfront payment as the protection buyer or seller. Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the Statement of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statement of Operations.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

During the year ended March 31, 2010, the Fund purchased credit default swaps with a notional amount of $608,195,000.

The following table is a summary of the value of the Fund’s derivative instruments as of March 31, 2010.

	Fair Value of Derivative Instruments
Statement of Assets and Liabilities
	Assets	Fair Value	Liabilities	Fair Value
Futures variation margin	—	$—	Futures variation margin	$673,546	*
Forward foreign currency exchange contracts	Unrealized appreciation	11,102	Unrealized depreciation	—
	Open credit default swaps/ Premiums	4,144,082	Open credit default swaps/ Premiums	1,549,122

*	Includes only the current day’s variation margin.

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Columbia Intermediate Bond Fund

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The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Interest Rate	$4,018,960	$1,405,085
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate	8,742	14,543
Credit Default Swap Contracts	Credit	(15,392,042)	1,231,309

Note 7. Portfolio Information

For the year ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $3,307,114,126 and $3,401,134,753, respectively, of which $1,628,929,794 and $1,649,956,453, respectively, were U.S. Government securities.

Note 8. Regulatory Settlements

During the year ended March 31, 2010, the Fund received payments totaling $62,349 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 9. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $1,700,000 at a weighted average interest rate of 0.74%.

Note 10. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 11. Shares of Beneficial Interest

As of March 31, 2010, 45.3% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of March 31, 2010, the Fund had two shareholders that collectively held 13.9% of the shares outstanding, over which

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BOA and/or any of its affiliates did not have investment discretion.

As of March 31, 2010, no other shareholder owned more than 5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 12. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District

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Columbia Intermediate Bond Fund

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Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform

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Columbia Intermediate Bond Fund

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under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 13. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended March 31, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events or transactions have occurred that would require adjustment of the financial statements as presented. On April 30, 2010, the Transaction disclosed in Note 4 closed. Effective May 1, 2010, the New Advisor became the investment advisor and administrator of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC. On that date, the New Transfer Agent became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. Also on that date, the New Distributor became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc.

48

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Intermediate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Intermediate Bond Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 21, 2010

49

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 65; Mrs. Fields

Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 65; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 65; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 65; None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 65; None

50

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)

President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of

Faculties, Boston College from August 1999 to October 2005. Oversees 65; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 65; None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 65; None

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 65; None

Interested Trustee

William E. Mayer[1] (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 65;

Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

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Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

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Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (Born 1958)
One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)
100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the current advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”) and reviews materials relating to the funds’ relationships with Columbia provided by the Fee Consultant. Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the Fee Consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009.

The Board of Trustees also unanimously approved new advisory agreements (the “New Agreements”) for the funds with RiverSource Investments, LLC (to be renamed Columbia Management Investment Advisers, LLC) (“RiverSource”) at a meeting held on December 17, 2009. The New Agreements have since been approved by shareholders of the funds and are expected to take effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. (“Ameriprise”), the parent company of RiverSource Investments, LLC (the “Transaction”).

The Advisory Fees and Expenses Committee met on multiple occasions to review the New Agreements for the funds. On December 14, 2009, the Advisory Fees and Expenses

54

Committee recommended that the full Board approve the New Agreements. On December 17, 2009, the full Board, including a majority of the Independent Trustees, approved the New Agreements. Prior to their approval of the New Agreements, the Advisory Fees and Expenses Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, Bank of America Corp., Columbia, RiverSource and Ameriprise. In connection with their most recent approval of the Agreements (as discussed above) on October 28, 2009, the Advisory Fees and Expenses Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Advisory Fees and Expenses Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the New Agreements and other matters relating to the Transaction with representatives of Bank of America Corp., Columbia, RiverSource and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each New Agreement, as well as certain information obtained through RiverSource’s responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Advisory Fees and Expenses Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the Fee Consultant (as discussed above).

In considering whether to approve the New Agreements and to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. In particular, the Trustees considered the following matters:

Matters Relating to the Agreements and the New Agreements

The nature, extent and quality of the services provided or to be provided to the funds under the Agreements and the New Agreements. The Trustees considered the nature, extent and quality of the services provided and the resources dedicated by Columbia and its affiliates (or to be provided and dedicated by RiverSource and its affiliates) to the funds.

Among other things, the Trustees considered, with respect to Columbia and its affiliates, (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

Among other things, the Trustees considered, with respect to RiverSource and its affiliates, (i) the expected effect of the Transaction on the operations of the funds, (ii) the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, (iii) RiverSource’s compliance program and compliance record, (iv) the ability of RiverSource (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, (v) the trade execution services to be provided on behalf of the funds and (vi) the quality of RiverSource’s investment research capabilities and the other resources that it indicated it would devote to each fund. As noted above, the Trustees also considered RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams. The Trustees

55

also noted the professional experience and qualifications of the senior personnel of RiverSource. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the funds by RiverSource and its affiliates, including discussions with the funds’ Chief Compliance Officer regarding RiverSource’s compliance program. The Trustees also discussed RiverSource’s compliance program with the Chief Compliance Officer for the RiverSource funds. The Trustees also considered RiverSource’s representation that the funds’ Chief Compliance Officer would serve as the Chief Compliance Officer of RiverSource following the Transaction. The Trustees considered RiverSource’s ability to provide administrative services to the funds, noting that while some Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered RiverSource’s ability to coordinate the activities of each fund’s other service providers. The Trustees considered performance information provided by RiverSource with respect to other mutual funds advised by RiverSource, and discussed with senior executives of RiverSource its process for identifying which portfolio management teams of the legacy Columbia and RiverSource organizations would be responsible for the management of the funds following the Transaction.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of services provided by Columbia supported the continuation of the Agreements, and that the nature, extent and quality of services expected to be provided by RiverSource supported approval of the New Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates, and the expected costs of the services to be provided and the profits expected to be realized by RiverSource and its affiliates, from their relationships with the funds. With respect to Columbia and its affiliates, the Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Intermediate Bond Fund’s total expenses and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

In connection with the integration of the legacy Columbia and RiverSource organizations, the Trustees considered, among other things, RiverSource’s projected annual net expense synergies (reductions in the cost of providing services to the funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the funds. The Trustees also considered information provided by RiverSource regarding

56

their respective financial conditions. The Trustees considered that RiverSource proposed to continue voluntary expense caps currently in effect for the funds and that RiverSource had undertaken not to change these caps without further discussion with the Independent Trustees.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement pertaining to that fund, and that the expected profitability to RiverSource and its affiliates from its relationship with each fund supported the approval of the New Agreements.

Economies of Scale. With respect to Columbia and its affiliates, the Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

With respect to RiverSource and its affiliates, the Trustees considered the existence of any anticipated economies of scale in the provision by RiverSource of services to each fund, to groups of related funds and to RiverSource’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the funds. The Trustees considered Ameriprise’s anticipated net expense synergies resulting from the Transaction, and considered the possibility that the funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the funds and their shareholders. The Trustees considered the potential effect of the Transaction on the distribution of the funds, and noted that the proposed management fee schedules for the funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were shared or expected to be shared with the funds supported the continuation of the Agreements and the approval of the New Agreements.

Matters Relating to the Agreements

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

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The Trustees noted that, through April 30, 2009, Columbia Intermediate Bond Fund’s performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-, three- and five-year periods, and in the third quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement pertaining to that fund.

Other Factors. The Trustees also considered other factors with respect to Columbia and its affiliates, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the Fee Consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Matters Relating to the New Agreements

The Trustees considered all materials that they, their legal counsel or RiverSource believed reasonably necessary to evaluate and to determine whether to approve the New Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees’ approvals included the factors set forth below:

(i)	the reputation, financial strength, regulatory histories and resources of RiverSource and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance, including an assessment of RiverSource’s compliance system by the funds’ Chief Compliance Officer;

(iii)	the qualifications of the personnel of RiverSource that would be expected to provide advisory services to each fund, including RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource, and that the process for determining the portfolio management team for each fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams;

(iv)	the terms and conditions of the New Agreements, including the differences between the New Agreements and the Agreements;

(v)	the terms and conditions of other agreements and arrangements relating to the future operations of the funds, including an administrative services agreement and a Master Services and Distribution Agreement;

(vi)	the commitment of RiverSource and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each fund or its shareholders following closing of the Transaction;

(vii)	that the Trustees recently had completed a full annual review of the Agreements, as required by the 1940 Act, for each fund and had determined that they were

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satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each fund were sufficient to warrant their approval;

(viii)	that the advisory fee rates payable by each fund would not change;

(ix)	that RiverSource and Bank of America, and not any fund, would bear the costs of obtaining approvals of the New Agreement;

(x)	that Ameriprise and RiverSource had agreed to exercise reasonable best efforts to assure that, for a period of two years after the closing of the Transaction, there would not be imposed on any fund any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into RiverSource and its affiliates as a result of the Transaction also have experience in integrating fund families; and that the senior management of RiverSource following the Transaction would include certain senior executives of Columbia who are currently responsible for oversight of services provided to the funds.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each fund to RiverSource under the New Agreements are the same as those currently paid by each fund to Columbia under the Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the continuance of the Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each fund supported the continuation of the agreement pertaining to that fund.

The Trustees noted that in certain cases the effective advisory fee rate for a RiverSource fund was lower than the proposed investment advisory fee rate for a fund with generally similar investment objectives and strategies. The Trustees also noted that RiverSource’s investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the funds, consistent with those in the Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and RiverSource’s undertaking not to change expense caps previously implemented by Columbia with respect to the funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by RiverSource to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, RiverSource’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for RiverSource and the additional resources required to manage mutual funds effectively. In evaluating each fund’s expected advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund.

The Trustees also considered that for certain funds, certain administrative services that are provided under the Agreements would not be provided under the New Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although RiverSource had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise’s and RiverSource’s covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each fund supported the approval of the New Agreements.

Other Benefits to RiverSource. The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by RiverSource and its affiliates as a result of their relationships with the funds, such as the engagement of RiverSource to provide administrative services to the funds and the engagement of RiverSource’s affiliates to provide distribution and transfer agency services to the funds. The Trustees considered that the funds’ distributor, which would be an affiliate of RiverSource,

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retains a portion of the distribution fees from the funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the funds. The Trustees also considered the benefits of research made available to RiverSource by reason of brokerage commissions generated by the funds’ securities transactions, and reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that RiverSource’s profitability would be somewhat lower without these benefits.

Conclusions

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the Fee Consultant, the Trustees, including the Independent Trustees, (i) approved the continuance of each of the Agreements through October 31, 2010 and (ii) approved each New Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMDI”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

[1]	CMA and CMDI are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.	Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.	The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.	The Atlantic equity Funds’ overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.	A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.

The Funds’ management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total

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expenses; four Funds are in the fifth quintile for actual management fees.

11.	The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.	The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees’ Advisory Contract Review Process

14.	The Trustees’ evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds’ management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

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20.	CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.	In 2008, CMG’s pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a “Review Fund”) to include criteria that focus exclusively on performance. The Trustees’ supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG’s own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)	Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)	Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG’s management of these Funds.

4)	Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)	Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

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6)	Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund’s contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)	Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year’s profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year’s practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)	Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)	Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully Submitted,

Steven E. Asher

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Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the Atlantic Funds (the “Transaction”).3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the “Management Agreements”) with RiverSource Investments, LLC (“RI”),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees’ consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

[3]

Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the “Preliminary Response”), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG’s array of Funds used as investment vehicles by variable annuity and similar insurance products.

[4]

Ameriprise intends to re-brand RI with the “Columbia” name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

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B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG’s views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

■

Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds. [5]

■	tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

■

extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

■

information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI’s profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

■

disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

■

a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

[5]

On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that “most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process.”

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2.	In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

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Proxy Voting Results

Columbia Intermediate Bond Fund

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,619,884,060	12,374,638	12,806,952	202,668,271

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,293,667,810	337,509,386	13,888,304	202,668,421

Proposal 3: Each of the nominees for trustees was elected to the Trust’s Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

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Important Information About This Report

Transfer Agent*

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor*

Columbia Management Investment

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 02110

* As of May 1, 2010

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Intermediate Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available on the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

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One Financial Center

Boston, MA 02111-2621

Columbia Intermediate Bond Fund

Annual Report, March 31, 2010

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/44510-0310 (05/10) 10/O2J351

Annual Report

March 31, 2010

Equity Funds

■	Columbia Blended Equity Fund

■	Columbia Energy and Natural Resources Fund

■	Columbia Mid Cap Core Fund

■	Columbia Select Large Cap Growth Fund

■	Columbia Select Opportunities Fund

■	Columbia Select Small Cap Fund

■	Columbia Value and Restructuring Fund

■	Columbia Emerging Markets Fund

■	Columbia International Growth Fund

■	Columbia Pacific/Asia Fund

Not FDIC Insured   •   May Lose Value   •   No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William “Ted” Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds’ advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC
Distributor	Columbia Management Investment Distributors, Inc.
Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds’ portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

[1]	Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Economic Update – Equity Funds

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of a slowdown in inventory reduction and federal government stimulus spending. Hopes for a sustained recovery now depend on a variety of factors, including continued improvement in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of stabilizing, but stopped short of meaningful improvement during the period. Home sales moved higher in 2009 as new homebuyers took advantage of a federal tax credit. However, as the tax credit was set to expire in November 2009, sales slipped — and did not revive even though the tax credit was expanded and extended through April 2010. Housing prices remained relatively flat over the past year, but that was progress compared to 2008. The average home price fell sharply in 2008; and since then distressed properties, which account for approximately 40% of all housing sales, have held prices down because they are heavily discounted.

In the beleaguered labor market, there was some good news. While businesses continued to shed jobs through most of 2009, raising the unemployment rate to 9.7% at the end of the period*, job data turned positive in March 2010, buoyed by a swell of temporary workers hired to conduct the national once-in-a-decade census. Consumer spending also trended higher in the second half of the period. In fact, March year-over-year sales made a significant jump upward. Despite these improvements, consumer confidence, as measured monthly by The Conference Board, an independent research organization, failed to gain much ground during the year. Consumers surveyed continue to cite uncertain business conditions and still-weak labor prospects for their concerns.

On the business side of the economy, manufacturing activity gained momentum. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — rose above 50 in July 2009 — then rose for eight consecutive months to remain well above 50 for the remainder of the period. (An index value of 50+ indicates a growing economy.) Industrial production moved higher for eleven out of the past 12 months, and durable goods orders took off, with a big jump upward in January. Manufacturing capacity utilization inched upward to 72.7%.

*	Source: U.S. Bureau of Labor Statistics

Summary

For the 12-month period that ended March 31, 2010

■	After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

49.77%	54.44%

■

As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the BofA Merrill Lynch U.S. High Yield Cash Pay Index.

Barclays Aggregate Index	BofA ML Index

7.69%	55.67%

Economic Update (continued) – Equity Funds

Stocks staged a solid comeback

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued with little interruption through the end of the period. The U.S. stock market returned 49.77% for the 12-month period, as measured by the S&P 500 Index.1 Mid-cap stocks outperformed large- and small-cap stocks and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.2 Outside the United States, stock market returns were slightly stronger. The MSCI EAFE Index,3 a broad gauge of stock market performance in foreign developed markets, gained 54.44% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in a downdraft in 2009, but they bounced back stronger than domestic or developed world markets as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index4 returned 81.08% (net of dividends, in U.S. dollars) for the 12-month period, after giving back some gains in the first quarter of 2010.

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index5 returned 7.69%. Municipal bonds gained more than taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital Municipal Bond Index6 returned 9.69%. The high-yield bond market was even stronger than the broad stock market during the period. For the 12 months covered by this report, the BofA Merrill Lynch U.S. High Yield Cash Pay Index7 returned 55.67%.

The yield on the 10-year U.S. Treasury, a common bellwether for the bond market, rose from 2.7% to 3.8% during the 12-month period. Yet despite the pickup in economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate — the federal funds rate — close to zero throughout the period.

Past performance is no guarantee of future results.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[2]

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

[3]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

[4]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

[5]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[6]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

[7]	The BofA Merrill Lynch U.S. High Yield Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Fund Profile – Columbia Blended Equity Fund

Summary

■	For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 43.41% without sales charge.

■	The fund, its benchmark — the S&P 500 Index[1] — and the average return of its peer group, the Lipper Multi-Cap Core Classification[2] — all enjoyed returns of more than 40% for the period.

■

An emphasis on companies with solid balance sheets and positive free cash flow prospects hurt the fund’s relative performance in an environment that favored more speculative stocks, which rallied as the economic picture brightened.

Portfolio Management

Peter Santoro has co-managed the fund since February 2009 and has been associated with the advisor or its predecessors since 2007.

Dhruv V. Toolsidas has co-managed the fund since March 2008 and has been associated with the advisor or its predecessors since 2003.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+43.41% Class A shares (without sales charge)

+49.77% S&P 500 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Blended Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.27
Class C	2.02
Class Z	1.02

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Blended Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	8,695	8,195
Class C	8,562	8,562
Class Z	8,738	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		C		Z
Inception	03/31/08		03/31/08		04/25/85
Sales charge	without	with	without	with	without
1-year	43.41	35.15	42.31	41.31	43.84
5-year	1.63	0.43	1.32	1.32	1.73
10-year	–1.39	–1.97	–1.54	–1.54	–1.34

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Blended Equity Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to March 31, 2008 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shown have not been adjusted to reflect differences in expenses.

Inception date refers to the date on which the Fund class commenced operations for Classes A and C and the date on which the Predecessor Fund class commenced operations for Class Z.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Blended Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,092.70	1,018.70	6.52	6.29	1.25
Class C	1,000.00	1,000.00	1,088.20	1,014.96	10.41	10.05	2.00
Class Z	1,000.00	1,000.00	1,094.50	1,019.95	5.22	5.04	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Blended Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)
Class A	23.10
Class C	22.99
Class Z	23.10

Distributions declared per share

04/01/09 – 03/31/10 ($)
Class A	0.13
Class C	0.02
Class Z	0.18

For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 43.41% without sales charge. The fund’s benchmark, the S&P 500 Index, returned 49.77% for the same period. The average return of funds in its peer group, the Lipper Multi-Cap Core Funds Classification, was 52.56% for the 12-month period. The period’s powerful stock market rally helped drive the fund’s positive double-digit returns. Nevertheless, its conservative positioning and emphasis on quality held the fund back relative to the index and peers in an environment where speculative names responded more favorably. The portion of the fund’s portfolio that is managed using a quantitative strategy also detracted from performance. A focus on companies in sectors that tend to respond favorably to conditions early in the economic cycle and on companies that could benefit from recovering emerging economies helped, as did stock selection in the technology and energy sectors.

Economic recovery, emerging markets and energy themes helped drive results

Positive economic news helped boost several of the fund’s technology holdings, including Hewlett-Packard, Microsoft and Apple (1.7%, 3.9%, and 1.3% of net assets, respectively). In light of a potentially muted domestic economic recovery, we also sought companies with exposure to emerging markets and their potential for better economic growth. An uptick in demand from emerging economies benefited iron ore distributor Rio Tinto, cosmetics purveyor Avon Products (0.5% and 0.9% of net assets, respectively) and AES, an international generator and distributor of electricity. All three posted strong results from fast-growing overseas demand. We subsequently sold the AES position. An emphasis on oil and natural gas exploration and production companies also aided returns. Rising energy prices boosted shares of Apache and Occidental Petroleum (each 1.1% of net assets) as both companies developed their pipelines with new oil and gas reserve discoveries.

Disappointments in financials, industrials and consumer discretionary sectors

During the period, the market rallied on an assumption that the economy would rapidly improve. As the market’s interest turned towards stocks that could benefit from a quick economic turnaround, many companies that had performed well in 2008 did not retain that momentum in 2009. Thus, our emphasis on companies with financial strength and defensive characteristics detracted from performance during the 2009 cyclical rally. In particular, holdings in the financials, industrials and consumer discretionary sectors did not keep pace with the benchmark, which included more speculative names in these sectors. We focused on bank stocks, such as Fifth Third, U.S. Bancorp, JPMorgan Chase and PNC Financial Services (0.7%, 0.8%, 1.8% and 1.6% of net assets, respectively), as the segment within financials that was most likely to succeed as the risk of insolvency declined. While these stocks did well during the period, more speculative names did even better.

Holdings with absolute negative results were few. Department store JC Penney reported disappointing same-store sales and shares of Burger King declined when a planned turnaround failed to materialize. We sold both positions. We also sold milk producer Dean Foods, which was hit by declining milk prices and poor operational results.

Portfolio Managers’ Report (continued) – Columbia Blended Equity Fund

Positioned for an improving economy

We remain focused on high-quality companies with strong balance sheets, which we believe are well positioned relative to their respective industries. By drawing on three independent research sources — fundamental research, quantitative models and the input of our portfolio management team — and by employing a disciplined valuation process, we seek companies that are positioned to capitalize as the economic recovery continues.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Top sectors

as of 03/31/10 (%)
Information Technology	19.7
Financials	18.6
Health Care	13.3
Consumer Staples	12.5
Industrials	10.4

Top 10 holdings

as of 03/31/10 (%)
Target	4.7
Cisco Systems	4.7
Abbott Laboratories	4.3
Microsoft	3.9
Wal-Mart Stores	3.7
Philip Morris International	3.1
Exxon Mobil	3.0
Johnson & Johnson	2.6
State Street	2.2
Wells Fargo	2.0

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Energy and Natural Resources Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+47.76% Class A shares (without sales charge)

+48.62% S&P North American Natural Resources Sector Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 47.76% without sales charge.

■

The fund trailed its benchmark, the S&P North American Natural Resources Sector Index[1]; and lagged the average return of its peer group, the Lipper Natural Resources Funds Classification[2], during a period in which surging oil prices led to robust returns for the fund, its benchmark and its peer group. Nearly all of the underperformance occurred during the first fiscal quarter ending June 30, 2009 as more speculative small and mid-capitalization companies out-performed the higher quality large capitalization names.

■	The fund’s selections in both the energy and natural resources sectors produced generally strong returns. An underweight in gold, integrated oil and gas, and paper and packaging held back results.

Portfolio Management

Michael E. Hoover has managed the fund since March 2008 and has been associated with the advisor or its predecessors since 1989.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Standard & Poor’s (S&P) North American Natural Resources Sector Index is a modified market capitalization-weighted equity index designed as a benchmark for U.S. traded stocks in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Energy and Natural Resources Fund

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Energy and Natural Resources Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	28,816	27,166
Class C	28,328	28,328
Class Z	28,971	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		C		Z
Inception	09/28/07		09/28/07		12/31/92
Sales charge	without	with	without	with	without
1-year	47.76	39.27	46.84	45.84	48.12
5-year	9.72	8.43	9.34	9.34	9.84
10-year	11.16	10.51	10.97	10.97	11.22

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.28
Class C	2.03
Class Z	1.03

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 include the returns of Class A shares or Class C shares, as applicable, of Energy and Natural Resources Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to September 28, 2007 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Energy and Natural Resources Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000 which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,072.00	1,019.00	6.15	5.99	1.19
Class C	1,000.00	1,000.00	1,069.20	1,015.26	10.01	9.75	1.94
Class Z	1,000.00	1,000.00	1,074.00	1,020.24	4.86	4.73	0.94

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager’s Report – Columbia Energy and Natural Resources Fund

For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 47.76% without sales charge. The S&P North American Natural Resources Sector Index returned 48.62% for the same period. The average return of funds in its peer group, the Lipper Natural Resources Funds Classification, was 56.66% for the 12-month period. The fund’s selections in both the energy and natural resources (materials) sectors produced generally strong returns. An underweight in gold, integrated oil and gas, and paper and packaging held back results.

Rising prices created significant opportunities

While the 12-month period generally saw strong price gains in energy and natural resource commodities, it also witnessed a decoupling of the prices of crude oil and natural gas in North America. The price of crude oil rose substantially over the period, as the commodity came to be treated both as a hedge against a weak U.S. dollar and as a bet on growth trends in the global economy. In contrast, natural gas prices in North America ended the 12-month period at lower levels than at the start. While the supply of natural gas expanded, demand failed to keep pace as major U.S. industrial users operated well below capacity. In our portfolio of energy investments, we substantially lowered the weights in the major defensive groups, including major oil companies and regulated utilities and sold positions in three small-cap natural gas producers. At the same time, we moved into more aggressive, small- and mid-cap companies that were benefiting from surging oil prices. In the natural resources area, strong demand from China helped drive up prices for base metals such as copper, iron ore and coking coal. We sought to take advantage of this demand by raising the fund’s overall weight in natural resources stocks from 37% of net assets to almost 42%.

Strong gains in both energy and natural resources

The fund’s overweights in oil and gas exploration companies, chemical corporations and diversified mining corporations provided significant support to performance. We sold one top energy contributor, oil service corporation Weatherford International, but retained exposure to several others, including Northern Oil & Gas, a small-cap oil producer; Transocean, a specialist in offshore drilling; and exploration-and-production companies Brigham Exploration and Apache (2.3%, 1.3%, 0.9% and 2.2% of net assets, respectively). In natural resources, strong results came from investments in coal producer Walter Energy, chemical company Solutia, U.S. Steel, resource producer Freeport-McMoRan Copper & Gold and Vale SA, a Brazilian iron ore company (2.3%, 1.6%, 2.76%, 3.3% and 2.3% of net assets, respectively).

Certain industry underweights detracted from returns

Even though returns from integrated oil and gas, paper and packaging and gold companies were robust, the fund had less exposure to these areas than the index and, as such, our underweights hampered relative returns. In addition, Monsanto (1.6% of net assets), a leading producer of agricultural seeds and chemicals, was a notable underperformer when it failed to gain premium pricing for its latest seed products. Gold miners Goldcorp (1.9% of net assets) and Agnico Eagle disappointed. Mine production volumes were lower than expected and costs rose. We sold the position in

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)
Class A	20.11
Class C	19.78
Class Z	20.17

Distributions declared per share

04/01/09 – 03/31/10 ($)
Class A	0.01
Class Z	0.05

Portfolio Manager’s Report (continued) – Columbia Energy and Natural Resources Fund

Top 10 holdings

as of 03/31/10 (%)
Freeport-McMoRan Copper & Gold	3.3
United States Steel	2.8
Exxon Mobil	2.7
Teck Resources	2.5
Pioneer Natural Resources	2.5
Walter Energy	2.3
Vale SA	2.3
Schlumberger	2.3
Northern Oil & Gas	2.3
Apache	2.2

Top sectors

as of 03/31/10 (%)
Energy	58.6
Materials	33.5
Industrials	5.7

This fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Agnico Eagle while retaining exposure to Goldcorp. Despite disappointing performance, we also kept an investment in Willbros Group (0.4% of net assets), an energy-oriented engineering and construction company.

Positioned for global recovery

We believe the fund is well positioned for a sustained recovery in emerging markets and an eventual rebound in the United States, especially with increased exposure to natural resources. Over the next two decades, we think the emerging economies of Brazil, India and China will evolve and raise the living standards of over one billion people. This persistent long-term secular trend should provide significant opportunities in both energy and natural resources industries. In the near term, prospects for North American natural gas producers should continue to be restricted by burgeoning supply and constrained demand. As a consequence, we believe that oil is a more investable commodity, and we have focused on companies that have the potential to benefit from the rising price of crude oil.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Energy and natural resources stocks have been volatile. They may be affected by rising interest rates and inflation and can also be affected by factors such as natural events (for example, earthquakes or fires) and international politics.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds.

Fund Profile – Columbia Mid Cap Core Fund

Summary

■	For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 56.43% without sales charge.

■

The fund, its benchmarks — the Russell Midcap Index and the Russell Midcap Value Index[1] — and the average return of its peer group — the Lipper Mid-Cap Core Funds Classification[2] — all achieved returns of 50% or more.

■	The fund underperformed its benchmarks and peer group average because it emphasized larger, higher-quality stocks in an environment that favored smaller, more speculative names.

Portfolio Management

Peter Santoro has co-managed the fund since November 2008 and has been associated with the advisor or its predecessors since 2003.

Craig Leopold has co-managed the fund since November 2008 and has been associated with the advisor or its predecessors since 2003.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+56.43% Class A shares (without sales charge)

+67.71% Russell Midcap Index

+72.41% Russell Midcap Value Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Mid Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.30
Class C	2.05
Class R	1.55
Class Z	1.05

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	13,408	12,638
Class C	13,250	13,250
Class R	13,131	n/a
Class Z	13,486	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		C		R	Z
Inception	03/31/08		03/31/08		12/31/04	05/31/96
Sales charge	without	with	without	with	without	without
1-year	56.43	47.47	55.74	54.74	56.19	56.97
5-year	–1.37	–2.53	–1.60	–1.60	–1.74	–1.25
10-year	2.98	2.37	2.85	2.85	2.76	3.04

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 are those of the Shares class shares of Mid Cap Value and Restructuring, the predecessor to the Fund and a series of Excelsior Funds Trust (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for periods prior to March 31, 2008 would be lower. The returns of Class R shares shown include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for periods prior to March 31, 2008 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns shown reflect that Class Z shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. The inception of the Predecessor Fund is May 31, 1996.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Mid Cap Core Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,103.00	1,018.45	6.82	6.54	1.30
Class C	1,000.00	1,000.00	1,101.40	1,014.70	10.75	10.30	2.05
Class R	1,000.00	1,000.00	1,102.10	1,017.20	8.12	7.80	1.55
Class Z	1,000.00	1,000.00	1,105.80	1,019.70	5.51	5.29	1.05

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Mid Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)
Class A	14.84
Class C	14.77
Class R	14.65
Class Z	14.88

Distributions declared per share

04/01/09 – 03/31/10 ($)
Class A	0.07
Class C	0.02
Class R	0.05
Class Z	0.09

For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 56.43% without sales charge. The fund’s benchmarks, the Russell Midcap Index and the Russell Midcap Value Index, returned 67.71% and 72.41%, respectively, for the same period. The average return of the Lipper Mid-Cap Core Funds Classification was 62.22% for the 12-month period. While a market rally helped drive double-digit returns for the fund, an emphasis on larger companies with strong balance sheets and positive free cash flow prospects held the fund back during a period in which investors favored lower-quality, smaller names. As a result, the fund underperformed its benchmarks in most sectors, with the exception of health care and telecommunications. Stock selection in those sectors contributed positively to the fund’s relative and absolute performance.

Health care and telecommunications holdings boosted returns

As the debate on national health care put pressure on insurance companies, we built a position in managed care company CIGNA (0.4% of net assets). The company’s share price did not, in our opinion, reflect its substantial future cash flow prospects, and we were rewarded when the price edged upwards. We also emphasized generic drug makers, including Mylan and AmerisourceBergen (each 1.0% of net assets), which we believe can benefit as the use of generic drugs increases and more Americans receive health care coverage. This strategy was rewarded during the period, and we sold a position in Express Scripts into strength.

We also sought companies with exposure to emerging markets, which we believed would offer better growth prospects than the U.S. economy in the short run. Millicom International Cellular and NII Holdings (0.7% and 0.9% of net assets, respectively) benefited from increased cell phone use in the African and South American markets. Holdings in the financials, industrials and consumer discretionary sectors were also among top contributors to absolute returns. Standouts included Fifth Third, which gained on a successful capital raise; mining equipment maker Joy Global, which benefited as commodity prices rose and cosmetics company Estee Lauder, which saw its share price increase as new management improved sales margins and growth (1.3%, 0.8%, and 0.7% of net assets, respectively).

Disappointments in industrials and consumer discretionary sectors

In a market that seemed to assume the economy had already turned the corner, many companies that performed well in 2008 did not retain their momentum through 2009. Because we continued to emphasize companies with financial strength and defensive characteristics, this positioning detracted from performance during the period’s cyclical rally. As a result, the fund’s holdings in the financials, industrials and consumer discretionary sectors failed to keep pace with those of the benchmarks, which included more speculative names. While holdings with absolute negative results were few, department store JC Penney reported disappointing same-store sales and shares of Burger King declined when a planned turnaround never materialized. We sold both positions. Shares of education firm Apollo Group (0.5% of net assets) also declined amidst concerns regarding an SEC inquiry into the company’s revenue recognition practices.

Portfolio Managers’ Report (continued) – Columbia Mid Cap Core Fund

Positioned for an economic recovery

The U.S. economy is showing signs of improvement that support a continued market rally. By drawing on three independent research sources — fundamental research, quantitative models and the input of our portfolio management team — and by employing a disciplined valuation process, we continue to seek mid-cap companies that are positioned to capitalize as the economic recovery continues. Owning mid-cap names may prove particularly beneficial in a period of economic recovery, as has historically been the case. We remain focused on high-quality companies with strong balance sheets that we believe are well positioned relative to their respective industries.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

Top sectors

as of 03/31/10 (%)
Financials	20.3
Consumer Discretionary	15.8
Information Technology	15.1
Industrials	13.5
Health Care	8.4

Top 10 holdings

as of 03/31/10 (%)
Ameriprise Financial	1.5
Avon	1.4
Parker Hannifin	1.4
Dover	1.4
Raymond James Financial	1.4
Fifth Third Bancorp	1.3
T. Rowe Price Group	1.3
Discover Financial Services	1.3
Ross Stores	1.2
Teradata	1.2

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Select Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+50.14% Class A shares (without sales charge)

+49.75% Russell 1000 Growth Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 50.14% without sales charge.

■

The fund outperformed both its benchmark, the Russell 1000 Growth Index[1], and the average return of its peer group, the Lipper Large-Cap Growth Funds Classification[2]. The Russell 1000 Growth Index returned 49.75% while the average return of the Lipper Large-Cap Growth Funds Classification was 46.16%.

■

We attribute the fund’s outperformance to positive stock selection in the energy, health care and information technology sectors. Sector allocation in consumer staples and financials also benefited relative results.

Portfolio Management

Thomas M. Galvin, lead manager, has managed or co-managed the fund since March 2008 and the predecessor Fund since February 2003. He has been associated with the advisor or its predecessors since 2003.

Richard A. Carter has co-managed the fund since March 2009 and has been associated with the advisor or its predecessors since 2003.

Todd D. Herget has co-managed the fund since March 2009 and has been associated with the advisor or its predecessors since 1998.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Select Large Cap Growth Fund

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	5,585	5,263
Class C	5,479	5,479
Class R	5,453	n/a
Class Z	5,611	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		C		R	Z
Inception	09/28/07		09/28/07		12/31/04	10/01/97
Sales charge	without	with	without	with	without	without
1-year	50.14	41.52	49.00	48.00	49.78	50.42
5-year	5.68	4.44	5.28	5.28	5.23	5.78
10-year	–5.66	–6.22	–5.84	–5.84	–5.88	–5.61

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.25
Class C	2.00
Class R	1.50
Class Z	1.00

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of Class A and Class C shares shown for periods prior to March 31, 2008 include the returns of Class A shares or Class C shares, as applicable, of Large Cap Growth Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and also include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses had been reflected, the returns shown for the periods prior to September 28, 2007 would have been lower. The returns of the Class R shares shown for periods prior to March 31, 2008 include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses had been reflected, the returns shown for periods prior to March 31, 2008 would have been lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Select Large Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,119.30	1,018.70	6.60	6.29	1.25
Class C	1,000.00	1,000.00	1,114.70	1,014.96	10.54	10.05	2.00
Class R	1,000.00	1,000.00	1,117.70	1,017.45	7.92	7.54	1.50
Class Z	1,000.00	1,000.00	1,119.90	1,019.95	5.29	5.04	1.00

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Select Large Cap Growth Fund

For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 50.14% without sales charge. The returns were higher than both the benchmark, the Russell 1000 Growth Index, and the average return of the funds in its peer group, the Lipper Large-Cap Growth Funds Classification, which returned 49.75% and 46.16%, respectively. Positive stock selection in the energy, health care and information technology sectors and sector allocation in consumer staples and financials generally accounted for the fund’s strong results relative to these comparative measures. The fund continued to emphasize high-quality companies, whose sound business prospects can help deliver attractive returns longer-term.

Stock selection, sector allocation aided results

Positive stock selection in the energy, health care and information technology sectors benefited the fund’s returns during the 12-month period. In the energy sector, FMC Technologies (2.7% of net assets) rose on greater demand for its subsea production and processing systems, as oil companies increased their deep-water drilling and exploration activity. In the health care sector, robotic surgical devices company Intuitive Surgical benefited from strong sales, while shares of eye care company Alcon rose after announcing it would be acquired by a large European pharmaceutical manufacturer. We sold both positions by the end of the period. “Smart phone” manufacturers Apple and Research in Motion (4.5% and 3.5% of net assets, respectively) drove returns in the information technology sector, as did Akamai Technologies (2.9% of net assets), a company that helps accelerate and improve the delivery of online content and applications.

Sector weights also played a key role in the fund’s returns. The fund had less exposure than the index to the weaker-performing consumer staples sector and more exposure than the index to the stronger-performing financials sector, both of which aided relative performance.

Disappointments in consumer discretionary and industrials sectors

Stock selection in the consumer discretionary and industrials sectors limited returns. In the consumer discretionary sector, Apollo Group (3.4% of net assets) and Gamestop were disappointments. Investors became concerned that large retail companies would enter Gamestop’s highly profitable business of selling used video games. We sold the stock before period end. Apollo, a leading provider of educational programs for working adults, also underperformed. Although the company’s enrollment grew in the face of a weak economy, investors lacked confidence that it would continue as the economy rebounded. In the industrials sector, First Solar was a drag on performance. First Solar, which manufactures solar modules, encountered heightened competition as a key building cost declined, and average selling prices dropped industry-wide. We sold the stock.

Looking Ahead

Leading indicators suggest that a synchronized recovery in global economic growth is in the cards for 2010. A modestly improving job picture is good news

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)
Class A	10.60
Class C	10.40
Class R	10.35
Class Z	10.65

Portfolio Managers’ Report (continued) – Columbia Select Large Cap Growth Fund

Top Sectors

as of 03/31/10 (%)
Information Technology	29.8
Health Care	28.3
Consumer Discretionary	16.6
Financials	7.5
Consumer Staples	3.7

Top 10 Holdings

as of 03/31/10 (%)
Apple	4.5
Amazon	4.4
MasterCard	4.2
QUALCOMM	4.2
Google	4.1
EMC	4.1
T. Rowe Price Group	4.0
St. Jude Medical	3.8
Allergan	3.8
Gilead Sciences	3.7

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

for consumer spending. The leverage from aggressive cost-cutting and from any improvement in revenues should lead to a pick-up in capital spending. Plus, a weak dollar, coupled with robust economic growth in developing economies, suggest that the export environment could be positive. We believe that much of this recovery has already been priced into the equity markets — and there are risks to this outlook: the potential for higher interest rates and the end of stimulus spending in 12 to 24 months. Going forward, we believe that earnings will drive stock market returns, stock selection will be the key to investment gains and high-quality companies that can deliver on earnings beyond the current cyclical recovery will be attractive to investors. We are focused on identifying just such companies to position the fund for the current environment and the period ahead.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Fund Profile – Columbia Select Opportunities Fund

Summary

■	For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 56.09% without sales charge.

■	The fund outperformed its benchmarks, the S&P 500 Index and the Russell 1000 Index.[1] It also outperformed its peer group average, the Lipper Multi-Cap Core Funds Classification.[2]

■	Both stock selection and sector weights contributed to the fund’s strong relative performance for the period.

Portfolio Management

Emil A. Gjester, lead manager, has co-managed the fund since February 2009 and has been associated with the advisor or its predecessors since 1996.

Jonas Patrikson has co-managed the fund since February 2009 and has been associated with the advisor or its predecessors since 2004.

Michael T. Welter has co-managed the fund since February 2009 and has been associated with the advisor or its predecessors since 2006.

Mary-Ann Ward has co-managed the fund since February 2009 and has been associated with the advisor or its predecessors since 1997.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+56.09% Class A shares (without sales charge)

+49.77% S&P 500 Index

+51.60% Russell 1000 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Select Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.29
Class C	2.04
Class Z	1.04

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 03/31/04 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 03/31/04 – 03/31/10 ($)

Sales charge	without	with
Class A	12,742	12,009
Class C	12,478	12,478
Class Z	12,798	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		C		Z
Inception	09/28/07		09/28/07		03/31/04
Sales charge	without	with	without	with	without
1-year	56.09	47.20	54.78	53.78	56.37
5-year	2.93	1.72	2.50	2.50	3.02
Life	4.12	3.10	3.76	3.76	4.20

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 include the returns of Class A shares or Class C shares, as applicable, of Equity Opportunities Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to September 28, 2007 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Select Opportunities Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class, You will find this number in the column labeled “Actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,110.60	1,018.75	6.52	6.24	1.24
Class C	1,000.00	1,000.00	1,105.60	1,015.01	10.45	10.00	1.99
Class Z	1,000.00	1,000.00	1,112.40	1,020.00	5.21	4.99	0.99

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Select Opportunities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)
Class A	11.86
Class C	11.73
Class Z	11.86

Distributions declared per share

04/01/09 – 03/31/10 ($)
Class A	0.03
Class C	0.00	*
Class Z	0.05

*	Rounds to less than 0.01.

For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 56.09% without sales charge. The fund’s return was higher than the return of its benchmarks, the S&P 500 Index and the Russell 1000 Index, which returned 49.77% and 51.60%, respectively, for the same period. The fund outperformed the 52.56% average return of its peer group, the Lipper Multi-Cap Core Funds Classification, for the 12-month period. Both stock selection and sector weights contributed to the fund’s strong relative performance.

Strong performance from energy, consumer staples and utilities

During the period, the fund’s relative performance was led by the energy sector. Among the energy names that benefited the fund were Cimarex Energy, Petroleo Brasileiro and Apache (0.9%, 0.4% and 0.7% of net assets respectively). An underweight in consumer staples and utilities and stock selection in both sectors also aided relative performance. In consumer staples, Hypermarcas, Avon Products (0.7% and 0.8% of net assets, respectively) and Herbalife contributed solid gains. Herbalife was sold before the end of the period. Among the names that benefited the fund in utilities were AES and PT Perusahaan Gas Negara (0.5% and 0.8% of net assets, respectively). Other strong contributors for the period were Jo-Ann Stores, in the consumer discretionary sector; Wells Fargo, in the financials sector; Thompson Creek Metals, in the materials sector (1.2%, 2.3% and 0.5% of net assets, respectively) and Brocade Communications Systems, in the technology sector. We sold Brocade during the period. An overweight in materials and an underweight in telecommunication services further aided the fund’s results for the period. The fund also benefited from an overweight in financials throughout most of the period.

Disappointments in industrials, financials and health care

During the period, the fund experienced poor relative performance from several sectors, including industrials, financials and health care. In the industrials sector, Genco Shipping & Trading, Huron Consulting Group (0.4% and 0.3% of net assets, respectively) and Emerson Electric (sold) weighed on performance. Although the fund was helped by an overweight in financials, stock selection in the sector detracted from the fund’s relative returns. Among financials, Redwood Trust and Glacier Bancorp were disappointments. Both were sold. Health care stocks also hampered fund results, including Becton Dickinson and Illumina. We sold both stocks during the period.

Looking ahead

We believe that the U.S. economy has stabilized and that a recovery will continue to unfold through the course of 2010. We are mindful, however, that headwinds in the United States, such as a deleveraging consumer, joblessness and a still-fragile property market may cause growth to be muted when compared to past recoveries. Nonetheless, we feel that opportunities remain. We are maintaining our long-held belief in the growth potential of emerging markets.

Portfolio Managers’ Report (continued) – Columbia Select Opportunities Fund

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top Sectors

as of 03/31/10 (%)
Information Technology	19.0
Financials	15.2
Energy	13.5
Health Care	11.3
Industrials	10.8

Top 10 Holdings
as of 03/31/10 (%)
Microsoft	2.3
Wells Fargo	2.3
JPMorgan Chase	2.0
Hewlett-Packard	1.8
International Business Machines	1.8
Apple	1.7
Exxon Mobil	1.5
Wal-Mart Stores	1.5
PepsiCo	1.4
Google	1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Select Small Cap Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+62.33% Class A shares (without sales charge)

+62.76% Russell 2000 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 62.33% without sales charge.

■	The fund performed roughly in line with its benchmark, the Russell 2000 Index[1], as well as with the average return of its peer group, the Lipper Small-Cap Core Funds Classification.[2]

■

Stock selection in consumer discretionary, industrials and information technology added to performance relative to the benchmark; however, underweights relative to the index in financials and health care tempered those results.

Portfolio Management

Douglas H. Pyle has managed the fund since 2008 and has been associated with the advisor or its predecessors since 1999.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Select Small Cap Fund

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Small Cap Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 - 03/31/10 ($)
Sales charge	without	with
Class A	13,142	12,385
Class C	12,895	12,895
Class R	12,848	n/a
Class Z	13,203	n/a

Average annual total return as of 3/31/10 (%)

Share class	A		C		R	Z
Inception	09/28/07		09/28/07		12/31/04	12/31/92
Sales charge	without	with	without	with	without	without
1-year	62.33	53.06	61.20	60.20	61.94	62.75
5-year	2.74	1.53	2.35	2.35	2.31	2.83
10-year	2.77	2.16	2.58	2.58	2.54	2.82

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.35
Class C	2.10
Class R	1.60
Class Z	1.10

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 include the returns of Class A shares or Class C shares, as applicable, of Small Cap Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to September 28, 2007 would be lower. The returns of the Class R shares shown for periods prior to March 31, 2008 include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for periods prior to March 31, 2008 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Select Small Cap Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class, You will find this number in the column labeled “Actual”. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,119.20	1,018.35	6.97	6.64	1.32
Class C	1,000.00	1,000.00	1,115.70	1,014.61	10.92	10.40	2.07
Class R	1,000.00	1,000.00	1,118.20	1,017.10	8.29	7.90	1.57
Class Z	1,000.00	1,000.00	1,121.10	1,019.60	5.66	5.39	1.07

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager’s Report – Columbia Select Small Cap Fund

For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 62.33% without sales charge. The fund’s benchmark, the Russell 2000 Index, returned 62.76% for the same period. The fund’s return was slightly below the average return of its peer group, the Lipper Small-Cap Core Funds Classification, which was 63.07% for the 12-month period. Maintaining overweights in information technology, industrials and consumer discretionary added to performance relative to the benchmark. However, underweights in financials and health care tempered the fund’s strong results.

Technology, industrials and consumer discretionary stocks led performance

The advisor selects securities that it believes are attractively valued and have the potential for long term growth. We believe that if a security’s price is already depressed, the risk of it declining further is lessened. Following the precipitous declines of 2008 and early 2009, we emphasized several stocks within information technology, industrials and consumer discretionary, which benefited performance. One of the most significant individual contributors was F5 Networks (2.8% of net assets), a technology company that provides software and hardware for interconnectivity systems. F5 Networks’ business prospects improved as the economy emerged from recession, despite concerns about reduced demand from the company’s financial services clients and about the integration of a recent acquisition. Also in technology, Power Integrations (3.2% of net assets) benefited from increased demand for its energy-saving integrated circuits.

Home goods retailer Williams-Sonoma (3.1% of net assets) was another top contributor. The company tightly controlled its expenses and inventories during the economic downturn, which eventually contributed to the firm’s success when the economy rebounded and consumers loosened their purse strings. Another top performer was Sotheby’s (3.5% of net assets), an international art auctioneer. As the world’s economies improved, especially emerging markets such as China, India and Russia, so did demand for Sotheby’s services.

Underweights in financials and health care held back returns

The fund had less exposure than the index to financials and health care — two sectors that performed well during the period — and that positioning detracted from relative performance. In addition, the fund held certain stocks that did not keep pace with the strong results of the index. For example, Greenhill (2.6% of net assets), an independent investment bank, posted anemic returns due to a decline in merger and acquisition activity during the period. However, we believe the company has the potential to benefit from a slowly growing economy and an environment of low interest rates, so we held onto the stock.

Drew Industries, a developer of components for manufactured houses and recreational vehicles, also detracted from the fund’s relative return. We sold Drew to establish a larger position in one of its competitors, Thor Industries (2.5% of net assets), which was a better performer during this 12-month period. Innovative Solutions & Support also held back the fund’s results. This company, which

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)
Class A	14.74
Class C	14.46
Class R	14.38
Class Z	14.81

Portfolio Manager’s Report (continued) – Columbia Select Small Cap Fund

Top sectors

as of 03/31/10 (%)
Information Technology	26.3
Consumer Discretionary	19.7
Industrials	19.0
Financials	17.3
Energy	8.8

Top 10 holdings

as of 03/31/10 (%)
Sotheby’s	3.5
Power Integrations	3.2
Williams-Sonoma	3.1
Zions Bancorporation	3.1
Manhattan Associates	2.9
P.F. Chang’s China Bistro	2.8
InterDigital	2.8
F5 Networks	2.8
Shaw Group	2.8
Wintrust Financial	2.7

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

manufactures flat-panel displays for aircraft cockpits, turned its sole focus to a single client. When that client declared bankruptcy, Innovative Solutions & Support tumbled. We sold the stock.

Looking ahead

Looking ahead, we believe that interest rates and tax rates will increase and that we will see the return of inflation as the U.S. deficit continues to balloon. We are monitoring how each of these challenges will affect the economic environment. Yet, we foresee opportunities, particularly among regional banks, whose stock prices were severely punished in the recent economic downturn, and we have either added to existing positions or initiated new ones, including Wintrust Financial, Zions Bancorporation and City National (2.7%, 3.1% and 2.4% of net assets, respectively). To fund these purchases, we decreased allocations across technology, industrials and consumer discretionary stocks, areas in which the fund reaped much success in the past year.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Fund Profile – Columbia Value and Restructuring Fund

Summary

■	For the 12-month period that ended March 31, 2010, the Value and Restructuring Fund’s Class A shares returned 70.25% without sales charge.

■

The fund outdistanced its benchmarks, the Russell 1000 Value Index and the S&P 500 Index[1], as well as the average return of its peer group, the Lipper Multi-Cap Value Funds Classification[2], by a substantial margin.

■	An emphasis on restructuring companies and commodities drove the fund’s outperformance.

Portfolio Management

David J. Williams has co-managed the fund since 2008 and has been associated with the advisor or its predecessors since 1987.

Guy W. Pope has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since 1993.

J. Nicholas Smith has co-managed the fund since 2009 and has been associated with the advisor or its predecessors since 2005.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+70.25% Class A shares (without sales charge)

+53.56% Russell 1000 Value Index

+49.77% S&P 500 Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia Value and Restructuring Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.19
Class C	1.94

Class R	1.44
Class Z	0.94

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance Growth of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Value and Restructuring Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	14,707	13,861
Class C	14,442	14,442
Class R	14,419	n/a
Class Z	14,779	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		C		R	Z
Inception	09/28/07		09/28/07		12/31/04	12/31/92
Sales charge	without	with	without	with	without	without
1-year	70.25	60.44	69.00	68.00	69.84	70.71
5-year	2.89	1.68	2.52	2.52	2.52	2.99
10-year	3.93	3.32	3.74	3.74	3.73	3.98

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for period prior to March 31, 2008 include the returns of Class A shares or Class C shares, as applicable, of Value and Restructuring Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the period prior to September 28, 2007 would be lower. The returns of the Class R shares shown for period prior to March 31, 2008 include the returns of Retirement Shares class shares of the Predecessor Fund for periods after December 30, 2004, and include the returns of Shares class shares of the Predecessor Fund for periods prior to December 31, 2004. The returns shown reflect that Class R shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for periods prior to March 31, 2008 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shares shown have not been adjusted to reflect differences in expenses.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Value and Restructuring Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,126.10	1,019.35	5.94	5.64	1.12
Class C	1,000.00	1,000.00	1,121.80	1,015.61	9.89	9.40	1.87
Class R	1,000.00	1,000.00	1,124.80	1,018.10	7.26	6.89	1.37
Class Z	1,000.00	1,000.00	1,127.50	1,020.59	4.61	4.38	0.87

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Value and Restructuring Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)
Class A	44.68

Class C	44.60
Class R	44.64

Class Z	44.66

Distributions declared per share

04/01/09 – 03/31/10 ($)
Class A	0.38

Class C	0.17
Class R	0.30

Class Z	0.47

For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 70.25% without sales charge. The fund outpaced its benchmarks, the Russell 1000 Value Index and the S&P 500 Index, which returned 53.56% and 49.77%, respectively, and the average return of its peer group, the Lipper Multi-Cap Value Funds Classification, which was 56.02% for the 12-month period. The fund was exceptionally well-positioned to benefit from a resurgence of companies that either were reorganizing themselves to increase efficiency or were in industries undergoing consolidation. During a period in which some foreign market economies expanded faster than the U.S. economy, performance received further support from the emphasis on companies with significant earnings derived from outside the United States.

Earnings from overseas operations drove results

The fund was well-positioned to capitalize on a stock rally that was triggered by increasing expectations of a global economic recovery. Concerned about longer-term fiscal and monetary challenges in the United States, we maintained emphasis on companies that earned a major share of their profits in foreign markets. At the end of the 12-month period covered by this report, approximately 50% of the revenues of fund holdings came from operations overseas.

We believe that current U.S. government policy trends are almost certain to result in dangerously higher inflation in the future. As a consequence, our investments in domestically-oriented companies emphasized corporations likely to benefit from inflation, such as in the energy and materials sectors. We avoided sectors we believe to be vulnerable to inflation, higher taxes or greater government involvement, such as consumer discretionary, health care and utilities.

In general, we maintained our discipline and focused on companies that either are restructuring themselves or are in industries that are undergoing consolidation. We believe these types of companies are more likely to show earnings improvements in a slow-growth environment. One of the period’s beneficiaries of this theme was Stanley Black & Decker (2.1% of net assets), formed by the merger of Stanley Works and Black & Decker. Black & Decker made a strong contribution to the fund’s return.

Energy and materials investments drove results

By sector, the greatest boost to performance came from selections in the energy and materials sectors, two areas that benefited directly from rising commodity prices. The leading energy contributors to fund performance included coal miner Alpha Natural Resources, Brazilian oil company Petroleo Brasileiro SA, coal and natural gas company Consol Energy and Anadarko Petroleum, an oil and gas exploration and production company (4.1%, 4.6%, 2.7% and 2.4% of net assets, respectively). Similarly, rising commodity prices propelled robust returns from many of our materials selections, including chemical corporation Celanese and natural resources companies Grupo Mexico SAB de CV, Southern Copper, Freeport-McMoRan Copper & Gold and Vale SA (2.2%, 2.0%, 2.3%, 2.1% and 1.6% of net assets, respectively.) Elsewhere, the fund received solid contributions from companies such as Eaton (2.3% of net assets), an electronics component producer that has increased its international exposure;

Portfolio Managers’ Report (continued) – Columbia Value and Restructuring Fund railroad corporation Union Pacific (3.8% of net assets), which has achieved significant internal cost savings; and retailer TJX Companies (2.0% of net assets), whose Marshalls and TJ Maxx chains appeal to cost-conscious consumers.

Individual stock disappointments

Even in a year of strong performance, several holdings produced disappointing results. We sold Nokia, the Finland-based telecommunications equipment company that had been a long-term holding, after it failed to show improvement. However, we retained several other weak performers in which we continue to have confidence. These include investment bank Morgan Stanley, property-and-casualty re-insurance corporation ACE and two industrials corporations: AerCap Holdings and RSC Holdings (1.5%, 2.7%, 0.9% and 0.4% of net assets, respectively).

Domestic economic concerns influence strategy

We remain concerned about the risks of inflationary pressures, higher taxes and slowing growth in the domestic economy, and we have positioned the fund in an attempt to hedge these risks while taking advantage of healthier growth trends overseas. In this regard, we have maintained an emphasis on commodities, including mining and energy companies, that can prosper with inflation. At the same time, we have tried to deemphasize companies that we believe are highly exposed to risks in the U.S. economy by underweighting the consumer groups, both discretionary and staples, as well as health care corporations and utilities. We continue to favor corporations that earn significant profits outside the United States.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top Sectors

as of 03/31/10 (%)
Energy	23.3
Financials	16.8
Industrials	15.8
Materials	13.3
Information Technology	8.0

Top 10 Holdings

as of 03/31/10 (%)
Petroleo Brasileiro SA	4.6
Alpha Natural Resources	4.1
Lorillard	4.0
Union Pacific	3.8
America Movil SAB de CV	3.8
Harris	3.5
International Business Machines	2.9
ACE	2.7
Consol Energy	2.7
Anadarko Petroleum	2.4

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Emerging Markets Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+78.17% Class A shares (without sales charge)

+81.08% MSCI Emerging Markets Index (Net)

+81.55% MSCI Emerging Markets Index (Gross)

+54.44% MSCI EAFE Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 78.17% without sales charge.

■

The fund’s returns were lower than the return of one of its benchmarks, the MSCI Emerging Markets Index[1], while substantially higher than the return of its other benchmark, the MSCI EAFE Index.[2] The fund also lagged the average return of its peer group, the Lipper Emerging Markets Funds Classification.[3]

■

The fund’s results lagged its primary benchmark by less than three percentage points primarily because the managers focused on higher-quality, financially strong companies early in the period, when poorer-quality stocks posted the strongest performance.

Portfolio Management

Dara J. White, lead manager, has co-managed the fund since 2008 and has been associated with the advisor or its predecessors since 2006.

Jasmine (Weili) Huang has co-managed the fund since 2008 and has been associated with the advisor or its predecessors since 2003.

Fred Copper has co-managed the fund since 2008 and has been associated with the advisor or its predecessors since 2005.

Robert B. Cameron has co-managed the fund since December 2008 and has been associated with the advisor or its predecessors since 2008.

Effective May 1, 2010, Fred Copper no longer co-managed the fund.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[3]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Emerging Markets Fund

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	21,954	20,687
Class C	21,539	21,539
Class Z	22,045	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		C		Z
Inception	09/28/07		09/28/07		01/02/98
Sales charge	without	with	without	with	without
1-year	78.17	67.97	76.73	75.73	78.84
5-year	12.14	10.83	11.72	11.72	12.24
10-year	8.18	7.54	7.98	7.98	8.23

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	2.06
Class C	2.81
Class Z	1.81

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 include the returns of Class A shares or Class C shares, as applicable, of Emerging Markets Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods after September 27, 2007, and include the returns of Shares class shares of the Predecessor Fund for periods prior to September 28, 2007. The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to September 28, 2007 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns shown reflect that Class Z shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. The inception of the Predecessor Fund is January 2, 1998.

Inception date refers to the date on which the Predecessor Fund class commenced operations.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Emerging Markets Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,111.10	1,016.75	8.63	8.25	1.64
Class C	1,000.00	1,000.00	1,107.40	1,013.01	12.56	11.99	2.39
Class Z	1,000.00	1,000.00	1,113.00	1,018.00	7.32	6.99	1.39

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Emerging Markets Fund

For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 78.17% without sales charge. The fund’s benchmarks, the MSCI Emerging Markets Index (net) and the MSCI EAFE Index, returned 81.08% and 54.44%, respectively. The average return of its peer group, the Lipper Emerging Markets Funds Classification, was 85.31% for the 12-month period. The fund lagged its primary benchmark primarily because the managers focused on higher-quality, financially strong companies early in the period, when poorer-quality stocks posted the strongest performance.

Low prices, signs of growth and stimulus spending propelled markets

Stocks of emerging market companies staged a dramatic recovery after extreme investor pessimism had pushed valuations to depressed levels as the period began. Buoyed by fresh evidence of an economic recovery and prodded by highly aggressive government monetary and fiscal policies throughout the world, emerging market equities took off near the start of the period and continued their ascent for most of the 12-month period covered by this report. At the outset of the rebound, performance was led by stocks of highly-stressed companies that had fallen hard when markets had slumped. However, higher-quality growth companies began to assume market leadership in later months. Stocks in economically-sensitive sectors, such as consumer discretionary, materials and financials, turned in the best relative results, while defensive areas, such as utilities and telecommunication services, lagged.

Cyclical sectors led fund performance

Selections in cyclical sectors, such as consumer discretionary, energy, financials and materials, helped drive fund performance. In the consumer discretionary group, leading contributors included PT Astra International (0.9% of net assets), a distributor of mopeds and automobiles in Indonesia, and Hero Honda Motors (0.6% of net assets), a marketer of motor scooters and motorbikes in India. Both companies benefited from growing consumer demand, which, in turn, was fueled by lower-cost loans. Similarly, Hypermarcas (0.9% of net assets), a diversified Brazilian consumer products company in the consumer staples group, posted strong results as demand from an emerging middle class increased. Among energy holdings, standout performers included Yanzhou Coal Mining and OGX Petroleo e Gas Participacoes (1.6% and 0.8% of net assets, respectively). Rising demand from industrial coal users in China helped drive Yanzhou’s performance, while OGX, an exploration and production company, benefited from oil field discoveries off the coast of Brazil. In the financials group, both Turkiye Garanti Bank and Bank Rakyat Indonesia (1.0% and 0.6% of net assets, respectively) succeeded in increasing their penetrations of consumer markets with the help of lower interest rates. Among materials holdings, rising demand for new housing helped fuel the performance of cement producer Indocement Tunggal Prakarsa (0.6% of net assets), while steel corporation Mechel (0.5% of net assets) gained amid rising global demand.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)
Class A	11.27
Class C	11.21
Class Z	11.26

Distributions declared per share

04/01/09 – 03/31/10 ($)
Class A	0.14
Class C	0.03
Class Z	0.18

Portfolio Managers’ Report (continued) – Columbia Emerging Markets Fund

Top countries

as of 03/31/10 (%)
Brazil	18.8
China	15.7
Republic of Korea	10.0
Russia	9.6
Taiwan	8.6

Top 10 holdings

as of 03/31/10 (%)
Petroleo Brasileiro SA	4.3
Samsung Electronics	3.9
Vale SA	3.9
Itau Unibanco Holding SA	2.6
HON HAI Precision Industry	1.8
Rosneft Oil	1.8
China Life Insurance	1.7
LUKOIL	1.7
Yanzhou Coal Mining	1.6
Taiwan Semiconductor Manufacturing Co.	1.6

The fund is actively managed and the composition of it’s portfolio will change over time. Information provided is calculated as a percentage of net assets.

Telecom selections held back results

In the less cyclical telecommunication services sector, SK Telecom (0.6% of net assets) produced double-digit positive returns, but significantly lagged the market as it faced a tough competitive market. Our stock selections in the information technology group also held back results. We deemphasized the group early in the period because we were skeptical that demand for technology products would increase in western markets as the global economy began recovering. At the same time, our decisions to underweight the markets of Mexico, Hungary and Poland hurt performance. While we were concerned about weak government balance sheets and aging populations in each of these countries, their markets nevertheless surged ahead in the global stock rebound.

Looking ahead

We believe that emerging markets have the potential to continue to offer solid investment opportunities, although the markets are likely to produce less spectacular results than they did over the recent 12-month period. Stock valuations in emerging markets appear to be reasonable; and we see potential in financially sound, well-managed companies that can take advantage of the development of a new consumer class and the spread of industrialization long-term — two long secular themes in emerging market countries. We intend to focus on investments in countries with solid growth characteristics: young populations with little personal debt, economies positioned for productivity gains and governments that have solid financial balance sheets and sound fiscal policy.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia International Growth Fund

Summary

■	For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 46.30% without sales charge.

■	The fund’s benchmark, the MSCI EAFE Growth Index[1] returned 50.61%. The average return of the fund’s peer group, the Lipper International Large-Cap Growth Funds Classification[2] was 53.47%.

■	The fund’s defensive positioning accounted for its performance shortfall relative to its benchmark, as stocks that were levered to an economic recovery produced the strongest returns.

Portfolio Management

Fred Copper, lead manager, has co-managed the fund since 2007 and has been associated with the advisor or its predecessors since 2005.

Jasmine (Weili) Huang has co-managed the fund since 2008 and has been associated with the advisor or its predecessors since 2003.

Daisuke Nomoto has co-managed the fund since 2008 and has been associated with the advisor or its predecessors since 2005.

Paul J. DiGiacomo has co-managed the fund since 2008 and has been associated with the advisor or its predecessors since 2006.

Effective May 1, 2010, Jasmine (Weili) Huang, Daisuke Nomoto and Paul J. DiGiacomo no longer co-managed the fund.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Growth Index is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index, and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the growth style, such as higher forecasted growth rates, lower book value-to-price ratios, lower forward earnings-to-price ratios and lower dividend yields than securities representing the value style. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+46.30% Class A shares (without sales charge)

+50.61% MSCI EAFE Growth Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Performance Information – Columbia International Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.56
Class C	2.31
Class Z	1.31

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	8,176	7,707
Class C	8,055	8,055
Class Z	8,233	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		C		Z
Inception	03/31/08		03/31/08		07/21/87
Sales charge	without	with	without	with	without
1-year	46.30	37.89	45.23	44.23	47.00
5-year	2.26	1.05	1.96	1.96	2.40
10-year	–1.99	–2.57	–2.14	–2.14	–1.93

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 are those of the Shares class shares of International Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to March 31, 2008 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns of Class Z shown have not been adjusted to reflect differences in expenses.

Inception date refers to the date on which the Fund class commenced operations for Classes A and C and the date on which the Predecessor Fund class commenced operations for Class Z.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia International Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,063.90	1,017.95	7.20	7.04	1.40
Class C	1,000.00	1,000.00	1,060.10	1,014.21	11.04	10.80	2.15
Class Z	1,000.00	1,000.00	1,067.90	1,019.20	5.93	5.79	1.15

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia International Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)
Class A	13.32
Class C	13.23
Class Z	13.37

Distributions declared per share

04/01/09 – 03/31/10 ($)
Class A	0.09
Class Z	0.12

For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 46.30% without sales charge. The fund’s return was less than the return of its benchmark, the MSCI EAFE Growth Index, which was 50.61% for the same period. The fund underperformed the average return of its peer group, the Lipper International Large-Cap Growth Funds Classification, which was 53.47%. While the fund produced a strong absolute return, its performance relative to its benchmark was disappointing. The fund was positioned defensively, which hampered performance. Defensive stocks were helpful during the market sell-off of 2008, but they held back return when global equity markets rose in anticipation of a return to economic growth in 2009 and 2010.

On March 12, 2010, the fund’s management team changed. Fred Copper became lead manager, with co-managers Jasmine (Weili) Huang, Daisuke Nomoto and Paul J. DiGiacomo.

An out-of-index weight in China aided performance

The fund’s investments in China, which is not included in the fund’s benchmark, benefited performance for the period. We began building a position in China because we believed it would likely be a leader during the early stages of the global economic recovery. For decades, China’s growth has been driven by exports, infrastructure investment and consumption. Of the three, the growth of consumption’s contribution to gross domestic product (GDP) has lagged. Now, the government is seeking to achieve more sustained and balanced economic growth among these three drivers by promoting consumption. To do so, the government is promoting service industries, such as information technology, which is still in its infancy in China. Traditionally, companies viewed investments in capital spending and labor as a means to generate profits. Going forward, we believe that more companies will begin to see the potential for technology to improve productivity as a means to raise profits. To take advantage of this change in policy, we favored technology stocks such as Tencent Holdings, China’s biggest online service provider (1.1% of net assets). The stock made a significant positive contribution to the fund’s relative return.

Financial stocks were leaders

Because financial stocks tend to outperform in the early stage of an economic recovery, when interest rates are relatively low, we increased the fund’s exposure to financials that we believed would do well in an economic recovery. Hongkong Land Holdings (0.8% of net assets), a property manager in Hong Kong, which benefited from a rising real estate market, was a notable performer. Among banks, Banco Santander (1.0% of net assets) made a strong showing. Banco Bilbao Vizcaya Argentaria also had a positive impact on return. We took profits and sold the stock before the end of the period.

Increasing exposure to Japan

Japan’s stock market did not keep pace with the relatively large run-ups in other markets, partly because Japan derives much of its business revenues from exports, and a strong yen hurt exports during the period. However, we believe that Japan is positioned to do well as the global economy recovers. Stock valuations remain

Portfolio Managers’ Report (continued) – Columbia International Growth Fund attractive, and the country has a new finance minister who may implement a weaker yen policy. During the period, we added Nissan Motor Co. and Honda Motor Co. (0.8% and 1.3% of net assets, respectively) to the portfolio. We believe that both have the potential to do well in an improving global economic environment.

Defensive stocks disappointed

As investors shifted their focus to companies and sectors linked to economic recovery, defensive stocks detracted from results. Japan-based FamilyMart, a convenience store operator, and Toyo Seikan Kaisha, a manufacturer of plastic bottles and cans, were two such disappointments. We sold both stocks.

A positive outlook

We are positive in our outlook for global stock markets. Economic conditions are improving, and we believe stocks are reasonably valued even though valuations are not as compelling as they were a year ago. There is a substantial amount of money in cash accounts earning virtually no interest, and investors may become more confident about putting this money to work in stocks as economic conditions strengthen.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Top countries

as of 03/31/10 (%)
Japan	22.2
United Kingdom	20.6
Switzerland	11.0
Netherlands	6.0
Australia	5.5

Top 10 holdings

as of 03/31/10 (%)
BHP Billiton	4.2
Nestle SA	2.5
Rio Tinto	2.4
Roche Holding AG	2.1
Standard Chartered	1.8
Unilever NV	1.6
Anglo American	1.6
Novartis AG	1.5
Koninklijke Ahold NV	1.4
Eurasian Natural Resources	1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Pacific/Asia Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+59.07% Class A shares (without sales charge)
+57.95% MSCI All Country Asia Pacific Index (Net)
+58.24% MSCI All Country Asia Pacific Index (Gross)
+54.44% MSCI EAFE Index

Morningstar Style Box™

Equity Style

The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

Summary

■	For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 59.07% without sales charge.

■

The MSCI All Country Asia Pacific Index[1] (Net) returned 57.95%, and the MSCI EAFE Index[2] returned 54.44%. The average return of the fund’s peer group, the Lipper Pacific Region Funds Classification[3], was 61.54%.

■

Stock selection in the financials and industrials sectors accounted for outperformance relative to the fund’s benchmarks. Country allocation, particularly overweights in Singapore and Thailand, also aided relative performance.

Portfolio Management

Fred Copper has co-managed the fund since 2008 and has been associated with the advisor or its predecessors since 2005.

Daisuke Nomoto has co-managed the fund since 2008 and has been associated with the advisor or its predecessors since 2005.

Jasmine (Weili) Huang has co-managed the fund since 2008 and has been associated with the advisor or its predecessors since 2003.

Effective May 1, 2010, Fred Copper no longer co-managed the fund.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Free Index tracks the performance of stock traded on stock exchanges in Pacific Basin countries, including Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan, and Thailand.

[2]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[3]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Pacific/Asia Fund

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Pacific/Asia Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	10,259	9,668
Class C	10,120	10,120
Class Z	10,354	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		C		Z
Inception	03/31/08		03/31/08		12/31/92
Sales charge	without	with	without	with	without
1-year	59.07	50.04	58.16	57.16	60.22
5-year	5.38	4.14	5.09	5.09	5.57
10-year	0.26	–0.34	0.12	0.12	0.35

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.81
Class C	2.56
Class Z	1.56

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

The Fund commenced operations on March 31, 2008. The returns of the Class A and Class C shares shown for periods prior to March 31, 2008 are those of the Shares class shares of Pacific/Asia Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”). The returns shown reflect applicable sales charges, but have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for the periods prior to March 31, 2008 would be lower. The returns of the Class Z shares shown for periods prior to March 31, 2008 are those of the Shares class shares of the Predecessor Fund. The returns shown reflect that Class Z shares are sold without sales charges, but have not been adjusted to reflect differences in expenses. The inception of the predecessor fund is December 31, 1992.

Inception date refers to the date on which the Fund class commenced operations for Classes A and C and the date on which the Predecessor Fund class commenced operations for Class Z.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Understanding Your Expenses – Columbia Pacific/Asia Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000 which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,061.10	1,016.70	8.48	8.30	1.65
Class C	1,000.00	1,000.00	1,058.80	1,012.96	12.32	12.04	2.40
Class Z	1,000.00	1,000.00	1,066.60	1,017.95	7.21	7.04	1.40

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers’ Report – Columbia Pacific/Asia Fund

For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 59.07% without sales charge. The fund outperformed the MSCI All Country Asia Pacific Index (Net), which returned 57.95%. The fund also outperformed the MSCI EAFE Index, which returned 54.44% for the same period. Fund performance was just short of the average return of its peer group, the Lipper Pacific Region Funds Classification, which was 61.54%. Stock selection in the financials and industrials sectors was the main driver of positive return relative to the fund’s benchmarks. Country allocation, particularly overweights in Singapore and Thailand, also aided relative returns.

Positioned for recovery

When it appeared that the global economy was poised for recovery, we began rotating out of defensive companies and into those that we believe have the potential to benefit from improved economic conditions. We favored financial companies, which typically do well early in an economic rebound when interest rates are relatively low. LIC Housing Finance (0.7% of net assets), a mortgage lender in India, was a particularly noteworthy performer. The mortgage market in India is underdeveloped, and we believe that demand for LIC’s products and services will increase as the middle class and home ownership grow. Industrials stocks also tend to improve early in a recovery, and Australia-based Macmahon Holdings (0.9% of net assets), a contract engineering company with substantial business in the mining industry, was one of the strongest performers relative to the benchmarks. The company benefited from increased global demand for raw materials.

Rising exports buoyed stocks in Singapore and Thailand

Proximity to China drove Singapore’s stock market higher during the period. Singapore is a major provider of goods to China, which had one of the largest economic stimulus programs in the world. The robust run-up of Singapore’s stock market mirrored China’s recovery from recession. Keppel, a designer of ships and rigs for offshore oil exploration, is an example of a holding that substantially aided results. We took profits in the stock.

While Thailand had no direct exposure to the financial problems that affected other Asian countries, it suffered from a general sell-off in global stocks in 2009 and from a decline in exports during the recent recession, especially to Asia. As Asia recovered, Thailand’s stock market produced solid gains. The portfolio’s holding in Bangkok Bank (0.9% of net assets) had a positive impact on relative return.

Defensive consumer stocks disappointed

Some conservative consumer stocks failed to keep pace with companies that were levered to an economic turnaround, including Autobacs Seven, a Japanese auto parts retailer; China Milk Products Group (0.8% and 0.2% of net assets, respectively) and Benesse, a Japanese publisher. We sold Benesse. China Milk Products Group did poorly because of concerns about its ability to pay its debts and a high-level management change.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)
Class A	7.64
Class C	7.56
Class Z	7.69

Distributions declared per share

04/01/09 – 03/31/10 ($)
Class A	0.02
Class Z	0.04

Portfolio Managers’ Report (continued) – Columbia Pacific/Asia Fund

Top countries

as of 03/31/10 (%)
Japan	41.4
China	12.6
Australia	11.6
Taiwan	9.5
Republic of Korea	7.6

Top 10 holdings

as of 03/31/10 (%)
BHP Billilton	2.6
Samsung Electronics	2.4
Westpac Banking	2.0
Commonwealth Bank of Australia	1.9
Canon	1.7
Toyota Motor	1.5
Bank of China	1.5
ITOCHU	1.4
Nintendo	1.4
DBS Group Holdings	1.3

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Building a position in Japan

Japan’s stock market did not keep pace with the relatively large run-ups in other markets, partly because Japan derives much of its business revenues from exports, and a strong yen hurt exports during the period. However, we believe that Japan is positioned to do well as the global economy recovers. Stock valuations remain attractive, and the country has a new finance minister, who may implement a weaker yen policy. With these factors in mind, we added Nissan Motor Co. and Honda Motor Co. to the portfolio (1.2% and 1.3% of net assets, respectively). We believe that both companies have the potential to benefit from an improved global economy.

A positive outlook

We are positive in our outlook for global stock markets. Economic conditions are improving; and we believe stocks are reasonably valued, even though valuations are not as compelling as they were a year ago. There is a substantial amount of money in cash accounts earning virtually no interest, and investors may become more confident about putting this money to work in stocks as economic conditions strengthen.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investment Portfolio – Columbia Blended Equity Fund

March 31, 2010

Common Stocks – 100.0%

	Shares	Value ($)
Consumer Discretionary – 9.9%
Automobiles – 0.2%
Ford Motor Co. (a)	28,300	355,731

Automobiles Total		355,731

Hotels, Restaurants & Leisure – 0.5%
International Game Technology	400	7,380
Starwood Hotels & Resorts Worldwide, Inc.	15,073	703,005

Hotels, Restaurants & Leisure Total		710,385

Internet & Catalog Retail – 0.9%
Amazon.com, Inc. (a)	9,605	1,303,686

Internet & Catalog Retail Total		1,303,686

Media – 2.3%
DIRECTV, Class A (a)	25,120	849,307
DISH Network Corp., Class A	19,570	407,447
Gannett Co., Inc.	7,000	115,640
Interpublic Group of Companies, Inc. (a)	1,155	9,610
News Corp., Class A	55,393	798,213
Viacom, Inc., Class B (a)	35,078	1,205,982

Media Total		3,386,199

Multiline Retail – 4.7%
Target Corp.	135,240	7,113,624

Multiline Retail Total		7,113,624

Specialty Retail – 0.8%
Lowe’s Companies, Inc.	52,470	1,271,873

Specialty Retail Total		1,271,873

Textiles, Apparel & Luxury Goods – 0.5%
Hanesbrands, Inc. (a)	25,877	719,898

Textiles, Apparel & Luxury Goods Total		719,898

Consumer Discretionary Total		14,861,396

Consumer Staples – 12.5%
Beverages – 1.7%
Diageo PLC, ADR	16,900	1,139,905
PepsiCo, Inc.	20,783	1,375,003

Beverages Total		2,514,908

Food & Staples Retailing – 3.7%
Wal-Mart Stores, Inc.	99,560	5,535,536

Food & Staples Retailing Total		5,535,536

Food Products – 1.2%
Kraft Foods, Inc., Class A	61,036	1,845,729

Food Products Total		1,845,729

	Shares	Value ($)
Household Products – 1.9%
Clorox Co.	12,310	789,563
Procter & Gamble Co.	33,436	2,115,496

Household Products Total		2,905,059

Personal Products – 0.9%
Avon Products, Inc.	38,210	1,294,173

Personal Products Total		1,294,173

Tobacco – 3.1%
Philip Morris International, Inc.	88,120	4,596,339

Tobacco Total		4,596,339

Consumer Staples Total		18,691,744

Energy – 10.0%
Energy Equipment & Services – 0.8%
Baker Hughes, Inc.	600	28,104
Halliburton Co.	25,950	781,873
Nabors Industries Ltd. (a)	1,000	19,630
Rowan Companies, Inc. (a)	8,500	247,435
Smith International, Inc.	4,000	171,280

Energy Equipment & Services Total		1,248,322

Oil, Gas & Consumable Fuels – 9.2%
Alpha Natural Resources, Inc. (a)	11,738	585,609
Apache Corp.	16,370	1,661,555
Cabot Oil & Gas Corp.	12,593	463,422
Chevron Corp.	37,031	2,808,061
ConocoPhillips	7,900	404,243
Denbury Resources, Inc. (a)	10,100	170,387
Exxon Mobil Corp.	67,413	4,515,323
Occidental Petroleum Corp.	18,521	1,565,765
Royal Dutch Shell PLC, ADR	12,100	700,106
Southwestern Energy Co. (a)	10,979	447,065
XTO Energy, Inc.	8,700	410,466

Oil, Gas & Consumable Fuels Total		13,732,002

Energy Total		14,980,324

Financials – 18.6%
Capital Markets – 5.2%
Ameriprise Financial, Inc.	8,920	404,611
Bank of New York Mellon Corp.	23,088	712,958
Franklin Resources, Inc.	7,424	823,322
Goldman Sachs Group, Inc.	15,370	2,622,583
State Street Corp.	72,900	3,290,706

Capital Markets Total		7,854,180

Commercial Banks – 7.2%
Comerica, Inc.	33,300	1,266,732
Fifth Third Bancorp.	75,473	1,025,678

See Accompanying Notes to Financial Statements.

Columbia Blended Equity Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Commercial Banks (continued)
PNC Financial Services Group, Inc.	39,112	2,334,986
SunTrust Banks, Inc.	71,000	1,902,090
U.S. Bancorp	46,188	1,195,346
Wells Fargo & Co.	98,031	3,050,725

Commercial Banks Total		10,775,557

Consumer Finance – 0.4%
American Express Co.	1,100	45,386
Discover Financial Services	37,177	553,937

Consumer Finance Total		599,323

Diversified Financial Services – 2.6%
Citigroup, Inc. (a)	292,700	1,185,435
JPMorgan Chase & Co.	59,920	2,681,420

Diversified Financial Services Total		3,866,855

Insurance – 2.5%
Hartford Financial Services Group, Inc.	6,300	179,046
Lincoln National Corp.	36,600	1,123,620
Prudential Financial, Inc.	22,310	1,349,755
Unum Group	28,512	706,242
XL Capital Ltd., Class A	22,730	429,597

Insurance Total		3,788,260

Real Estate Investment Trusts (REITs) – 0.7%
Host Hotels & Resorts, Inc.	22,000	322,300
Kimco Realty Corp.	46,000	719,440

Real Estate Investment Trusts (REITs) Total		1,041,740

Financials Total		27,925,915

Health Care – 13.3%
Biotechnology – 1.6%
Genzyme Corp. (a)	22,100	1,145,443
Gilead Sciences, Inc. (a)	17,780	808,635
Vertex Pharmaceuticals, Inc. (a)	9,561	390,758

Biotechnology Total		2,344,836

Health Care Equipment & Supplies – 0.7%
Hospira, Inc. (a)	18,100	1,025,365

Health Care Equipment & Supplies Total		1,025,365

Health Care Providers & Services – 2.6%
AmerisourceBergen Corp.	37,052	1,071,544
Coventry Health Care, Inc. (a)	7,800	192,816
Humana, Inc. (a)	18,938	885,730
Medco Health Solutions, Inc. (a)	18,620	1,202,107

	Shares	Value ($)
UnitedHealth Group, Inc. (a)	17,101	558,690

Health Care Providers & Services Total		3,910,887

Life Sciences Tools & Services – 0.5%
Thermo Fisher Scientific, Inc. (a)	15,569	800,869

Life Sciences Tools & Services Total		800,869

Pharmaceuticals – 7.9%
Abbott Laboratories	122,361	6,445,977
Johnson & Johnson	59,978	3,910,566
Merck & Co., Inc.	11,014	411,373
Pfizer, Inc.	63,634	1,091,323

Pharmaceuticals Total		11,859,239

Health Care Total		19,941,196

Industrials – 10.4%
Aerospace & Defense – 2.1%
Boeing Co.	11,000	798,710
Lockheed Martin Corp.	10,757	895,198
United Technologies Corp.	19,879	1,463,293

Aerospace & Defense Total		3,157,201

Air Freight & Logistics – 1.1%
United Parcel Service, Inc., Class B	24,618	1,585,645

Air Freight & Logistics Total		1,585,645

Airlines – 0.2%
Southwest Airlines Co.	25,200	333,144

Airlines Total		333,144

Commercial Services & Supplies – 1.3%
Waste Management, Inc.	56,400	1,941,852

Commercial Services & Supplies Total		1,941,852

Industrial Conglomerates – 2.3%
General Electric Co.	133,349	2,426,952
Textron, Inc.	13,000	275,990
Tyco International Ltd.	19,510	746,257

Industrial Conglomerates Total		3,449,199

Machinery – 3.3%
Dover Corp.	54,190	2,533,383
Illinois Tool Works, Inc.	16,407	777,036
Joy Global, Inc.	7,279	411,991
Parker Hannifin Corp.	18,280	1,183,447

Machinery Total		4,905,857

Road & Rail – 0.1%
Norfolk Southern Corp.	4,000	223,560

Road & Rail Total		223,560

Industrials Total		15,596,458

See Accompanying Notes to Financial Statements.

Columbia Blended Equity Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Information Technology – 19.7%
Communications Equipment – 4.7%
Cisco Systems, Inc. (a)	271,165	7,058,425

Communications Equipment Total		7,058,425

Computers & Peripherals – 7.8%
Apple, Inc. (a)	8,564	2,011,940
EMC Corp. (a)	137,399	2,478,678
Hewlett-Packard Co.	46,400	2,466,160
International Business Machines Corp.	21,015	2,695,174
Teradata Corp. (a)	69,600	2,010,744

Computers & Peripherals Total		11,662,696

Electronic Equipment, Instruments & Components – 0.2%
Molex, Inc.	14,700	306,642

Electronic Equipment, Instruments & Components Total		306,642

Internet Software & Services – 1.4%
Akamai Technologies, Inc. (a)	21,170	664,950
eBay, Inc. (a)	45,160	1,217,062
Google, Inc., Class A (a)	300	170,103

Internet Software & Services Total		2,052,115

IT Services – 0.7%
MasterCard, Inc., Class A	3,828	972,312

IT Services Total		972,312

Semiconductors & Semiconductor Equipment – 1.0%
Advanced Micro Devices, Inc. (a)	8,500	78,795
Intel Corp.	900	20,034
Micron Technology, Inc. (a)	12,800	132,992
Novellus Systems, Inc. (a)	19,256	481,400
Texas Instruments, Inc.	32,470	794,541

Semiconductors & Semiconductor Equipment Total		1,507,762

Software – 3.9%
Microsoft Corp.	201,739	5,904,900

Software Total		5,904,900

Information Technology Total		29,464,852

Materials – 2.7%
Chemicals – 1.2%
Celanese Corp., Series A	20,887	665,251
Dow Chemical Co.	17,100	505,647
PPG Industries, Inc.	10,027	655,766

Chemicals Total		1,826,664

	Shares	Value ($)
Containers & Packaging – 0.1%
Owens-Illinois, Inc. (a)	2,500	88,850

Containers & Packaging Total		88,850

Metals & Mining – 1.1%
Alcoa, Inc.	14,600	207,904
Cliffs Natural Resources, Inc.	1,900	134,805
Freeport-McMoRan Copper & Gold, Inc.	3,900	325,806
Newmont Mining Corp.	6,200	315,766
Rio Tinto PLC, ADR	3,030	717,292

Metals & Mining Total		1,701,573

Paper & Forest Products – 0.3%
International Paper Co.	20,061	493,701

Paper & Forest Products Total		493,701

Materials Total		4,110,788

Telecommunication Services – 1.4%
Diversified Telecommunication Services – 0.8%
AT&T, Inc.	45,533	1,176,573

Diversified Telecommunication Services Total		1,176,573

Wireless Telecommunication Services – 0.6%
MetroPCS Communications, Inc. (a)	50,600	358,248
NII Holdings, Inc. (a)	9,291	387,063
Sprint Nextel Corp. (a)	44,600	169,480

Wireless Telecommunication Services Total		914,791

Telecommunication Services Total		2,091,364

Utilities – 1.5%
Electric Utilities – 0.2%
Pepco Holdings, Inc.	15,300	262,395

Electric Utilities Total		262,395

Multi-Utilities – 1.3%
NiSource, Inc.	11,700	184,860
PG&E Corp.	22,978	974,727
Public Service Enterprise Group, Inc.	26,228	774,250

Multi-Utilities Total		1,933,837

Utilities Total		2,196,232

Total Common Stocks (cost of $78,079,497)		149,860,269

See Accompanying Notes to Financial Statements.

Columbia Blended Equity Fund

March 31, 2010

Short-Term Obligation – 0.1%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.000%, collateralized by a U.S. Treasury obligation maturing 01/31/14, market value $173,469 (repurchase proceeds $168,000)	168,000	168,000

Total Short-Term Obligation (cost of $168,000)		168,000

Total Investments – 100.1% (cost of $78,247,497)(b)		150,028,269

Other Assets & Liabilities, Net – (0.1)%		(208,268)

Net Assets – 100.0%		149,820,001

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $78,415,843.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$149,860,269	$—	$—	$149,860,269

Total Short-Term Obligation	—	168,000	—	168,000

Total Investments	$149,860,269	$168,000	$—	$150,028,269

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	19.7
Financials	18.6
Health Care	13.3
Consumer Staples	12.5
Industrials	10.4
Energy	10.0
Consumer Discretionary	9.9
Materials	2.7
Utilities	1.5
Telecommunication Services	1.4

100.0
Short-Term Obligation	0.1
Other Assets & Liabilities, Net	(0.1)

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Energy and Natural Resources Fund

March 31, 2010

Common Stocks – 97.8%

	Shares	Value ($)
Energy – 58.6%
Energy Equipment & Services – 11.5%
Cameron International Corp. (a)	350,000	15,001,000
Halliburton Co.	500,000	15,065,000
Key Energy Services, Inc. (a)	1,000,000	9,550,000
Oceaneering International, Inc. (a)	170,000	10,793,300
Pioneer Drilling Co. (a)	300,000	2,112,000
Schlumberger Ltd.	250,000	15,865,000
Transocean Ltd. (a)	100,000	8,638,000
Willbros Group, Inc. (a)	200,000	2,402,000

Energy Equipment & Services Total		79,426,300

Oil, Gas & Consumable Fuels – 47.1%
Alpha Natural Resources, Inc. (a)	150,000	7,483,500
Anadarko Petroleum Corp.	150,000	10,924,500
Apache Corp.	150,000	15,225,000
Arena Resources, Inc. (a)	200,000	6,680,000
Brigham Exploration Co. (a)	393,300	6,273,135
Callon Petroleum Co. (a)	500,000	2,680,000
Canadian Natural Resources Ltd.	200,000	14,808,000
Chevron Corp.	200,000	15,166,000
Concho Resources, Inc. (a)	200,321	10,088,166
ConocoPhillips	200,000	10,234,000
Continental Resources, Inc. (a)	250,000	10,637,500
Denbury Resources, Inc. (a)	300,000	5,061,000
EOG Resources, Inc.	115,000	10,688,100
EXCO Resources, Inc.	500,000	9,190,000
Exxon Mobil Corp.	275,000	18,419,500
Forest Oil Corp. (a)	250,000	6,455,000
Green Plains Renewable Energy, Inc. (a)	500,000	7,135,000
Hess Corp.	200,000	12,510,000
Newfield Exploration Co. (a)	225,000	11,711,250
Noble Energy, Inc.	100,000	7,300,000
Northern Oil & Gas, Inc. (a)	1,000,000	15,850,000
Occidental Petroleum Corp.	150,000	12,681,000
Oilsands Quest, Inc. (a)	2,500,000	1,848,000
Overseas Shipholding Group, Inc.	200,000	7,846,000
Peabody Energy Corp.	299,583	13,690,943
PetroHawk Energy Corp. (a)	500,000	10,140,000
Petroleo Brasileiro SA, ADR	275,000	12,234,750
Pioneer Natural Resources Co.	300,000	16,896,000
Plains Exploration & Production Co. (a)	100,000	2,999,000
Range Resources Corp.	100,000	4,687,000
Southwestern Energy Co. (a)	225,000	9,162,000
Spectra Energy Corp.	300,000	6,759,000

	Shares	Value ($)
Suncor Energy, Inc.	350,000	11,389,000

Oil, Gas & Consumable Fuels Total		324,852,344

Energy Total		404,278,644

Industrials – 5.7%
Construction & Engineering – 1.0%
Fluor Corp.	150,000	6,976,500

Construction & Engineering Total		6,976,500

Electrical Equipment – 0.8%
Fushi Copperweld, Inc. (a)	500,000	5,610,000

Electrical Equipment Total		5,610,000

Industrial Conglomerates – 3.0%
General Electric Co.	400,000	7,280,000
McDermott International, Inc. (a)	500,000	13,460,000

Industrial Conglomerates Total		20,740,000

Transportation Infrastructure – 0.9%
Aegean Marine Petroleum Network, Inc.	200,000	5,676,000

Transportation Infrastructure Total		5,676,000

Industrials Total		39,002,500

Materials – 33.5%
Chemicals – 5.5%
Celanese Corp., Series A	250,152	7,967,341
Monsanto Co.	150,000	10,713,000
Sociedad Quimica y Minera de Chile SA, ADR	225,000	8,412,750
Solutia, Inc. (a)	700,000	11,277,000

Chemicals Total		38,370,091

Metals & Mining – 26.9%
AK Steel Holding Corp.	500,000	11,430,000
Allegheny Technologies, Inc.	200,000	10,798,000
BHP Billiton Ltd., ADR	175,000	14,056,000
Freeport-McMoRan Copper & Gold, Inc.	275,000	22,973,500
Gold Fields Ltd., ADR	400,000	5,048,000
Goldcorp, Inc.	350,000	13,027,000
Ivanhoe Mines Ltd. (a)	500,000	8,705,000
Jaguar Mining, Inc. (a)	500,000	4,600,050
Novagold Resources, Inc. (a)	900,000	6,426,000
Rio Tinto PLC, ADR	50,000	11,836,500
Silver Wheaton Corp. (a)	500,000	7,840,000
Teck Resources Ltd. (a)	400,000	17,424,000
United States Steel Corp.	300,000	19,056,000

See Accompanying Notes to Financial Statements.

Columbia Energy and Natural Resources Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Materials (continued)
Metals & Mining (continued)
Vale SA, ADR	500,000	16,095,000
Walter Energy, Inc.	175,000	16,147,250

Metals & Mining Total		185,462,300

Paper & Forest Products – 1.1%
International Paper Co.	300,000	7,383,000

Paper & Forest Products Total		7,383,000

Materials Total		231,215,391

Total Common Stocks (cost of $575,312,729)		674,496,535

Short-Term Obligation – 7.1%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.000%, collateralized by U.S. Treasury obligation maturing 01/31/14, market value $50,177,075 (repurchase proceeds $49,189,000)	49,189,000	49,189,000

Total Short-Term Obligation (cost of $49,189,000)		49,189,000

Total Investments – 104.9% (cost of $624,501,729) (b)		723,685,535

Other Assets & Liabilities, Net – (4.9)%		(33,983,366)

Net Assets – 100.0%		689,702,169

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $638,266,275.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$674,496,535	$—	$—	$674,496,535

Total Short-Term Obligation	—	49,189,000	—	49,189,000

Total Investments	$674,496,535	$49,189,000	$—	$723,685,535

The Fund’s assets assigned to the Level 2 input category represent short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the yield at purchase.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Energy	58.6
Materials	33.5
Industrials	5.7

97.8
Short-Term Obligation	7.1
Other Assets & Liabilities, Net	(4.9)

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Mid Cap Core Fund

March 31, 2010

Common Stocks – 100.8%

	Shares	Value ($)
Consumer Discretionary – 15.8%
Auto Components – 1.7%
BorgWarner, Inc. (a)	20,184	770,625
Lear Corp. (a)	6,578	521,965

Auto Components Total		1,292,590

Diversified Consumer Services – 0.5%
Apollo Group, Inc., Class A (a)	5,901	361,672

Diversified Consumer Services Total		361,672

Hotels, Restaurants & Leisure – 2.6%
Bally Technologies, Inc. (a)	12,439	504,277
Carnival Corp.	12,467	484,717
Chipotle Mexican Grill, Inc., Class A (a)	4,148	467,355
Starbucks Corp. (a)	19,806	480,692

Hotels, Restaurants & Leisure Total		1,937,041

Internet & Catalog Retail – 1.1%
Liberty Media Holding Corp., Interactive Series A (a)	52,282	800,438

Internet & Catalog Retail Total		800,438

Media – 3.2%
CBS Corp., Class B	13,427	187,172
DISH Network Corp., Class A	22,251	463,266
Gannett Co., Inc.	41,823	690,916
Lamar Advertising Co., Class A (a)	12,075	414,776
Viacom, Inc., Class B (a)	17,423	599,003

Media Total		2,355,133

Multiline Retail – 0.8%
Nordstrom, Inc.	15,264	623,534

Multiline Retail Total		623,534

Specialty Retail – 4.8%
Advance Auto Parts, Inc.	9,345	391,742
American Eagle Outfitters, Inc.	21,633	400,643
Pier 1 Imports, Inc. (a)	117,746	750,042
Ross Stores, Inc.	17,262	922,999
TJX Companies, Inc.	8,897	378,301
Urban Outfitters, Inc. (a)	18,475	702,604

Specialty Retail Total		3,546,331

Textiles, Apparel & Luxury Goods – 1.1%
Hanesbrands, Inc. (a)	30,227	840,915

Textiles, Apparel & Luxury Goods Total		840,915

Consumer Discretionary Total		11,757,654

Consumer Staples – 6.5%
Beverages – 0.6%
Molson Coors Brewing Co., Class B	10,443	439,232

Beverages Total		439,232

	Shares	Value ($)
Food Products – 1.8%
H.J. Heinz Co.	13,766	627,867
Mead Johnson Nutrition Co., Class A	13,987	727,744

Food Products Total		1,355,611

Household Products – 1.1%
Clorox Co.	13,043	836,578

Household Products Total		836,578

Personal Products – 2.1%
Avon Products, Inc.	31,477	1,066,126
Estee Lauder Companies, Inc., Class A	7,476	484,968

Personal Products Total		1,551,094

Tobacco – 0.9%
Lorillard, Inc.	8,424	633,822

Tobacco Total		633,822

Consumer Staples Total		4,816,337

Energy – 7.3%
Energy Equipment & Services – 2.4%
Baker Hughes, Inc.	10,573	495,239
Nabors Industries Ltd. (a)	15,536	304,972
Noble Corp. (a)	14,708	615,088
Pride International, Inc. (a)	13,443	404,769

Energy Equipment & Services Total		1,820,068

Oil, Gas & Consumable Fuels – 4.9%
Alpha Natural Resources, Inc. (a)	13,938	695,367
Cabot Oil & Gas Corp.	18,943	697,102
Continental Resources, Inc. (a)	13,492	574,085
Massey Energy Co.	8,552	447,184
Southwestern Energy Co. (a)	17,288	703,967
Whiting Petroleum Corp. (a)	6,102	493,286

Oil, Gas & Consumable Fuels Total		3,610,991

Energy Total		5,431,059

Financials – 20.3%
Capital Markets – 5.9%
Ameriprise Financial, Inc.	24,575	1,114,722
Greenhill & Co., Inc.	6,561	538,592
Raymond James Financial, Inc.	37,907	1,013,633
T. Rowe Price Group, Inc.	18,043	991,102
TD Ameritrade Holding Corp. (a)	37,164	708,346

Capital Markets Total		4,366,395

Commercial Banks – 4.4%
BB&T Corp.	14,613	473,315
Fifth Third Bancorp.	73,048	992,722

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Core Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Commercial Banks (continued)
M&T Bank Corp.	11,200	889,056
TCF Financial Corp.	34,854	555,573
Zions Bancorporation	17,529	382,483

Commercial Banks Total		3,293,149

Consumer Finance – 1.4%
Discover Financial Services	66,442	989,986

Consumer Finance Total		989,986

Insurance – 5.4%
Axis Capital Holdings Ltd.	25,751	804,976
Lincoln National Corp.	18,704	574,213
Principal Financial Group, Inc.	18,263	533,462
Reinsurance Group of America, Inc.	12,586	661,017
Unum Group	32,454	803,886
XL Capital Ltd., Class A	34,235	647,041

Insurance Total		4,024,595

Real Estate Investment Trusts (REITs) – 3.2%
Alexandria Real Estate Equities, Inc.	6,927	468,265
Digital Realty Trust, Inc.	8,740	473,708
Equity Lifestyle Properties, Inc.	9,036	486,860
Mid-America Apartment Communities, Inc.	9,374	485,480
Ventas, Inc.	10,003	474,942

Real Estate Investment Trusts (REITs) Total		2,389,255

Financials Total		15,063,380

Health Care – 8.4%
Biotechnology – 0.6%
Vertex Pharmaceuticals, Inc. (a)	11,255	459,992

Biotechnology Total		459,992

Health Care Equipment & Supplies – 2.9%
C.R. Bard, Inc.	5,950	515,389
CareFusion Corp. (a)	14,076	372,028
Edwards Lifesciences Corp. (a)	4,224	417,669
Hospira, Inc. (a)	8,338	472,348
St. Jude Medical, Inc. (a)	9,974	409,433

Health Care Equipment & Supplies Total		2,186,867

Health Care Providers & Services – 2.5%
AmerisourceBergen Corp.	25,099	725,863
CIGNA Corp.	7,011	256,462
Community Health Systems, Inc. (a)	12,617	465,946
Humana, Inc. (a)	8,909	416,674

Health Care Providers & Services Total		1,864,945

	Shares	Value ($)
Life Sciences Tools & Services – 0.9%
Life Technologies Corp. (a)	12,142	634,662

Life Sciences Tools & Services Total		634,662

Pharmaceuticals – 1.5%
Medicis Pharmaceutical Corp., Class A	15,050	378,658
Mylan, Inc. (a)	31,112	706,554

Pharmaceuticals Total		1,085,212

Health Care Total		6,231,678

Industrials – 13.5%
Aerospace & Defense – 1.1%
Rockwell Collins, Inc.	12,366	773,988

Aerospace & Defense Total		773,988

Building Products – 1.3%
Masco Corp.	39,393	611,379
Owens Corning (a)	14,220	361,757

Building Products Total		973,136

Construction & Engineering – 0.5%
Chicago Bridge & Iron Co., NV, N.Y. Registered Shares (a)	16,102	374,533

Construction & Engineering Total		374,533

Electrical Equipment – 0.9%
Cooper Industries PLC, Class A	13,803	661,716

Electrical Equipment Total		661,716

Industrial Conglomerates – 0.5%
Tyco International Ltd.	10,327	395,008

Industrial Conglomerates Total		395,008

Machinery – 7.0%
Barnes Group, Inc.	33,605	653,617
Cummins, Inc.	11,973	741,727
Dover Corp.	21,835	1,020,786
Flowserve Corp.	6,465	712,896
Harsco Corp.	15,262	487,468
Joy Global, Inc.	9,848	557,397
Parker Hannifin Corp.	15,829	1,024,770

Machinery Total		5,198,661

Professional Services – 0.5%
Dun & Bradstreet Corp.	4,532	337,271

Professional Services Total		337,271

Road & Rail – 0.8%
Ryder System, Inc.	15,462	599,307

Road & Rail Total		599,307

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Core Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Trading Companies & Distributors – 0.9%
W.W. Grainger, Inc.	6,182	668,398

Trading Companies & Distributors Total		668,398

Industrials Total		9,982,018

Information Technology – 15.1%
Communications Equipment – 1.8%
Brocade Communications Systems, Inc. (a)	129,624	740,153
CommScope, Inc. (a)	20,427	572,365

Communications Equipment Total		1,312,518

Computers & Peripherals – 1.6%
NetApp, Inc. (a)	9,161	298,282
Teradata Corp. (a)	31,738	916,911

Computers & Peripherals Total		1,215,193

Electronic Equipment, Instruments & Components – 0.8%
Avnet, Inc. (a)	18,680	560,400

Electronic Equipment, Instruments & Components Total		560,400

Internet Software & Services – 0.7%
Akamai Technologies, Inc. (a)	17,375	545,749

Internet Software & Services Total		545,749

IT Services – 3.0%
Accenture PLC, Class A	10,656	447,019
Cognizant Technology Solutions Corp., Class A (a)	15,245	777,190
Global Payments, Inc.	10,280	468,254
Hewitt Associates, Inc., Class A (a)	13,730	546,180

IT Services Total		2,238,643

Semiconductors & Semiconductor Equipment – 4.7%
Altera Corp.	25,447	618,617
Analog Devices, Inc.	15,360	442,675
Lam Research Corp. (a)	17,213	642,389
Marvell Technology Group Ltd. (a)	36,700	747,946
Novellus Systems, Inc. (a)	26,182	654,550
Varian Semiconductor Equipment Associates, Inc. (a)	11,845	392,306

Semiconductors & Semiconductor Equipment Total		3,498,483

Software – 2.5%
Electronic Arts, Inc. (a)	17,382	324,348
Jack Henry & Associates, Inc.	15,654	376,635
Nuance Communications, Inc. (a)	31,798	529,119
Sybase, Inc. (a)	13,529	630,722

Software Total		1,860,824

Information Technology Total		11,231,810

	Shares	Value ($)
Materials – 6.2%
Chemicals – 2.3%
Albemarle Corp.	9,201	392,239
Celanese Corp., Series A	23,856	759,813
PPG Industries, Inc.	8,327	544,586

Chemicals Total		1,696,638

Containers & Packaging – 1.4%
Owens-Illinois, Inc. (a)	15,661	556,592
Packaging Corp. of America	18,517	455,703

Containers & Packaging Total		1,012,295

Metals & Mining – 1.6%
AK Steel Holding Corp.	13,720	313,639
Compass Minerals International, Inc.	3,694	296,370
Nucor Corp.	13,216	599,742

Metals & Mining Total		1,209,751

Paper & Forest Products – 0.9%
International Paper Co.	27,870	685,881

Paper & Forest Products Total		685,881

Materials Total		4,604,565

Telecommunication Services – 2.3%
Diversified Telecommunication Services – 0.7%
Qwest Communications International, Inc.	96,225	502,294

Diversified Telecommunication Services Total		502,294

Wireless Telecommunication Services – 1.6%
Millicom International Cellular SA	5,925	528,214
NII Holdings, Inc. (a)	16,771	698,680

Wireless Telecommunication Services Total		1,226,894

Telecommunication Services Total		1,729,188

Utilities – 5.4%
Electric Utilities – 0.6%
PPL Corp.	16,557	458,794

Electric Utilities Total		458,794

Gas Utilities – 1.0%
Questar Corp.	18,081	781,099

Gas Utilities Total		781,099

Independent Power Producers & Energy Traders – 0.5%
AES Corp. (a)	33,722	370,942

Independent Power Producers & Energy Traders Total		370,942

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Core Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Utilities (continued)
Multi-Utilities – 3.3%
PG&E Corp.	15,832	671,594
Public Service Enterprise Group, Inc.	19,580	578,002
Sempra Energy	10,419	519,908
Xcel Energy, Inc.	30,612	648,974

Multi-Utilities Total		2,418,478

Utilities Total		4,029,313

Total Common Stocks (cost of $60,021,245)		74,877,002

Total Investments – 100.8% (cost of $60,021,245)(b)		74,877,002

Other Assets & Liabilities, Net – (0.8)%		(557,526)

Net Assets – 100.0%		74,319,476

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $60,170,960.

Quoted prices in active markets for identical securities (level 1 measurements), were used in determining value for all securities in the Fund’s portfolio as of March 31, 2010.

For more information on valuation inputs please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	20.3
Consumer Discretionary	15.8
Information Technology	15.1
Industrials	13.5
Health Care	8.4
Energy	7.3
Consumer Staples	6.5
Materials	6.2
Utilities	5.4
Telecommunication Services	2.3

100.8
Other Assets & Liabilities, Net	(0.8)

100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Select Large Cap Growth Fund

March 31, 2010

Common Stocks – 96.7%

	Shares	Value ($)
Consumer Discretionary – 16.6%
Diversified Consumer Services – 3.4%
Apollo Group, Inc., Class A (a)	1,257,830	77,092,401

Diversified Consumer Services Total		77,092,401

Internet & Catalog Retail – 6.4%
Amazon.com, Inc. (a)	730,315	99,125,655
Priceline.com, Inc. (a)	186,805	47,635,275

Internet & Catalog Retail Total		146,760,930

Specialty Retail – 5.6%
O’Reilly Automotive, Inc. (a)	1,541,480	64,295,131
Staples, Inc.	2,678,540	62,651,050

Specialty Retail Total		126,946,181

Textiles, Apparel & Luxury Goods – 1.2%
Lululemon Athletica, Inc. (a)	684,719	28,415,839

Textiles, Apparel & Luxury Goods Total		28,415,839

Consumer Discretionary Total		379,215,351

Consumer Staples – 3.7%
Food & Staples Retailing – 3.7%
Costco Wholesale Corp.	1,397,465	83,442,635

Food & Staples Retailing Total		83,442,635

Consumer Staples Total		83,442,635

Energy – 2.7%
Energy Equipment & Services – 2.7%
FMC Technologies, Inc. (a)	946,449	61,168,999

Energy Equipment & Services Total		61,168,999

Energy Total		61,168,999

Financials – 7.5%
Capital Markets – 4.0%
T. Rowe Price Group, Inc.	1,657,773	91,061,471

Capital Markets Total		91,061,471

Diversified Financial Services – 3.5%
CME Group, Inc.	251,050	79,359,415

Diversified Financial Services Total		79,359,415

Financials Total		170,420,886

Health Care – 28.3%
Biotechnology – 7.2%
Celgene Corp. (a)	1,274,039	78,939,456
Gilead Sciences, Inc. (a)	1,870,542	85,072,250

Biotechnology Total		164,011,706

	Shares	Value ($)
Health Care Equipment & Supplies – 3.8%
St. Jude Medical, Inc. (a)	2,125,350	87,245,617

Health Care Equipment & Supplies Total		87,245,617

Health Care Providers & Services – 3.4%
Medco Health Solutions, Inc. (a)	1,195,971	77,211,888

Health Care Providers & Services Total		77,211,888

Life Sciences Tools & Services – 7.1%
Covance, Inc. (a)	700,320	42,992,645
Illumina, Inc. (a)	1,378,570	53,626,373
QIAGEN N.V. (a)	2,867,101	65,914,652

Life Sciences Tools & Services Total		162,533,670

Pharmaceuticals – 6.8%
Allergan, Inc.	1,306,772	85,358,347
Novo Nordisk A/S, ADR	882,747	68,077,449

Pharmaceuticals Total		153,435,796

Health Care Total		644,438,677

Industrials – 2.6%
Air Freight & Logistics – 2.6%
Expeditors International of Washington, Inc.	1,642,882	60,655,204

Air Freight & Logistics Total		60,655,204

Industrials Total		60,655,204

Information Technology – 29.8%
Communications Equipment – 7.7%
QUALCOMM, Inc.	2,253,280	94,615,227
Research In Motion Ltd. (a)	1,086,695	80,361,095

Communications Equipment Total		174,976,322

Computers & Peripherals – 8.5%
Apple, Inc. (a)	432,310	101,562,588
EMC Corp. (a)	5,117,700	92,323,308

Computers & Peripherals Total		193,885,896

Internet Software & Services – 7.0%
Akamai Technologies, Inc. (a)	2,065,400	64,874,214
Google, Inc., Class A (a)	164,959	93,533,403

Internet Software & Services Total		158,407,617

IT Services – 4.2%
MasterCard, Inc., Class A	379,234	96,325,436

IT Services Total		96,325,436

See Accompanying Notes to Financial Statements.

Columbia Select Large Cap Growth Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Software – 2.4%
Salesforce.com, Inc. (a)	737,900	54,936,655

Software Total		54,936,655

Information Technology Total		678,531,926

Materials – 2.5%
Chemicals – 2.5%
Mosaic Co.	924,020	56,152,695

Chemicals Total		56,152,695

Materials Total		56,152,695

Telecommunication Services – 3.0%
Wireless Telecommunication Services – 3.0%
America Movil SAB de CV, Series L, ADR	1,363,267	68,626,861

Wireless Telecommunication Services Total		68,626,861

Telecommunication Services Total		68,626,861

Total Common Stocks (cost of $1,817,675,033)		2,202,653,234

Short-Term Obligation – 2.9%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.000%, collateralized by a U.S. Treasury obligation maturing 01/31/14, market value $66,725,994 (repurchase proceeds $65,414,000)	65,414,000	65,414,000

Total Short-Term Obligation (cost of $65,414,000)		65,414,000

Total Investments – 99.6% (cost of $1,883,089,033)(b)		2,268,067,234

Other Assets & Liabilities, Net – 0.4%		10,161,048

Net Assets – 100.0%		2,278,228,282

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $1,894,106,487.

The following table summarizes the inputs used, as of March 31, 2010 in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$2,202,653,234	$—	$—	$2,202,653,234

Total Short-Term Obligation	—	65,414,000	—	65,414,000

Total Investments	$2,202,653,234	$65,414,000	$—	$2,268,067,234

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	29.8
Health Care	28.3
Consumer Discretionary	16.6
Financials	7.5
Consumer Staples	3.7
Telecommunication Services	3.0
Energy	2.7
Industrials	2.6
Materials	2.5

96.7
Short-Term Obligation	2.9
Other Assets & Liabilities, Net	0.4

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Select Opportunities Fund

March 31, 2010

Common Stocks – 98.6%

	Shares	Value ($)
Consumer Discretionary – 10.3%
Auto Components – 0.5%
Nokian Renkaat Oyj	22,375	581,146

Auto Components Total		581,146

Automobiles – 0.2%
Nissan Motor Co., Ltd. (a)	35,800	306,726

Automobiles Total		306,726

Hotels, Restaurants & Leisure – 2.3%
Bally Technologies, Inc. (a)	17,399	705,356
Brinker International, Inc.	32,426	625,174
Ctrip.com International Ltd., ADR (a)	13,266	520,027
Las Vegas Sands Corp. (a)	35,101	742,386
WMS Industries, Inc. (a)	6,046	253,569

Hotels, Restaurants & Leisure Total		2,846,512

Media – 0.6%
DIRECTV, Class A (a)	22,251	752,306

Media Total		752,306

Multiline Retail – 2.0%
Big Lots, Inc. (a)	34,757	1,265,850
Target Corp.	22,673	1,192,600

Multiline Retail Total		2,458,450

Specialty Retail – 3.2%
Belle International Holdings Ltd.	423,000	564,418
Collective Brands, Inc. (a)	43,067	979,343
GameStop Corp., Class A (a)	41,422	907,556
Jo-Ann Stores, Inc. (a)	34,656	1,454,859

Specialty Retail Total		3,906,176

Textiles, Apparel & Luxury Goods – 1.5%
Hanesbrands, Inc. (a)	25,316	704,291
NIKE, Inc., Class B	12,714	934,479
Ports Design Ltd.	85,000	214,573

Textiles, Apparel & Luxury Goods Total		1,853,343

Consumer Discretionary Total		12,704,659

Consumer Staples – 9.6%
Beverages – 3.1%
Carlsberg A/S, Class B	10,634	892,501
Constellation Brands, Inc., Class A (a)	33,001	542,537
Molson Coors Brewing Co., Class B	16,269	684,274
PepsiCo, Inc.	25,246	1,670,275

Beverages Total		3,789,587

	Shares	Value ($)
Food & Staples Retailing – 2.9%
BJ’s Wholesale Club, Inc. (a)	24,216	895,750
Wal-Mart Stores, Inc.	32,503	1,807,167
Walgreen Co.	23,483	870,984

Food & Staples Retailing Total		3,573,901

Food Products – 0.5%
Archer-Daniels-Midland Co.	22,624	653,834

Food Products Total		653,834

Personal Products – 1.4%
Avon Products, Inc.	29,194	988,800
Hypermarcas SA (a)	65,700	803,540

Personal Products Total		1,792,340

Tobacco – 1.7%
Japan Tobacco, Inc.	134	498,792
Philip Morris International, Inc.	30,408	1,586,081

Tobacco Total		2,084,873

Consumer Staples Total		11,894,535

Energy – 13.5%
Energy Equipment & Services – 5.1%
Cameron International Corp. (a)	16,506	707,447
CARBO Ceramics, Inc.	4,192	261,329
Ensco International PLC, ADR	8,430	377,495
National-Oilwell Varco, Inc.	16,005	649,483
Noble Corp. (a)	12,431	519,865
Schlumberger Ltd.	10,191	646,721
Smith International, Inc.	18,193	779,024
Tenaris SA, ADR	14,338	615,674
Transocean Ltd. (a)	5,233	452,027
Weatherford International Ltd. (a)	49,274	781,486
Wellstream Holdings PLC	55,226	548,925

Energy Equipment & Services Total		6,339,476

Oil, Gas & Consumable Fuels – 8.4%
Apache Corp.	8,470	859,705
Cimarex Energy Co.	18,909	1,122,816
Continental Resources, Inc. (a)	9,079	386,312
Denbury Resources, Inc. (a)	57,593	971,594
Devon Energy Corp.	10,698	689,272
EOG Resources, Inc.	9,572	889,622
Exxon Mobil Corp.	28,153	1,885,688
Hess Corp.	11,555	722,765
Occidental Petroleum Corp.	14,669	1,240,117
Peabody Energy Corp.	10,151	463,901
Petroleo Brasileiro SA, ADR	11,331	504,116
StatoilHydro ASA, ADR	27,095	632,126

Oil, Gas & Consumable Fuels Total		10,368,034

Energy Total		16,707,510

See Accompanying Notes to Financial Statements.

Columbia Select Opportunities Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Financials – 15.2%
Capital Markets – 4.7%
Charles Schwab Corp.	46,392	867,066
Goldman Sachs Group, Inc.	5,185	884,716
Invesco Ltd.	34,749	761,351
Morgan Stanley	40,885	1,197,522
Northern Trust Corp.	12,730	703,460
Raymond James Financial, Inc.	23,722	634,326
TD Ameritrade Holding Corp. (a)	40,079	763,906

Capital Markets Total		5,812,347

Commercial Banks – 5.1%
Fifth Third Bancorp.	44,632	606,549
HDFC Bank Ltd., ADR	5,295	738,070
Itau Unibanco Holding SA, ADR	31,933	702,207
PT Bank Central Asia Tbk	588,000	355,404
TCF Financial Corp.	31,985	509,841
Wells Fargo & Co.	90,937	2,829,959
Wilmington Trust Corp.	31,135	515,907

Commercial Banks Total		6,257,937

Consumer Finance – 1.4%
American Express Co.	18,356	757,368
Discover Financial Services	63,584	947,402

Consumer Finance Total		1,704,770

Diversified Financial Services – 2.6%
Hong Kong Exchanges & Clearing Ltd.	28,000	467,373
JPMorgan Chase & Co.	56,081	2,509,625
Portfolio Recovery Associates, Inc. (a)	5,421	297,450

Diversified Financial Services Total		3,274,448

Insurance – 1.4%
ACE Ltd.	7,288	381,162
Axis Capital Holdings Ltd.	8,286	259,020
Primerica, Inc. (a)	7,263	108,945
Principal Financial Group, Inc.	35,645	1,041,191

Insurance Total		1,790,318

Financials Total		18,839,820

Health Care – 11.3%
Biotechnology – 1.0%
Alexion Pharmaceuticals, Inc. (a)	6,835	371,619
Dendreon Corp. (a)	5,663	206,530
Gilead Sciences, Inc. (a)	15,013	682,791

Biotechnology Total		1,260,940

	Shares	Value ($)
Health Care Equipment & Supplies – 2.3%
Baxter International, Inc.	12,363	719,527
Covidien PLC	10,867	546,393
Hospira, Inc. (a)	9,523	539,478
Insulet Corp. (a)	12,336	186,150
NuVasive, Inc. (a)	9,626	435,095
Smith & Nephew PLC, ADR	8,154	408,189

Health Care Equipment & Supplies Total		2,834,832

Health Care Providers & Services – 2.2%
CIGNA Corp.	12,783	467,602
Express Scripts, Inc. (a)	8,611	876,255
Mednax, Inc. (a)	4,193	243,991
UnitedHealth Group, Inc.	33,492	1,094,184

Health Care Providers & Services Total		2,682,032

Health Care Technology – 0.2%
MedAssets, Inc. (a)	14,565	305,865

Health Care Technology Total		305,865

Life Sciences Tools & Services – 0.8%
Life Technologies Corp. (a)	8,991	469,960
QIAGEN N.V. (a)	21,050	483,939

Life Sciences Tools & Services Total		953,899

Pharmaceuticals – 4.8%
Abbott Laboratories	21,227	1,118,238
Allergan, Inc.	7,888	515,244
Bayer AG	8,755	592,193
Merck & Co., Inc.	40,614	1,516,933
Roche Holding AG, Genusschein Shares	2,647	429,284
Sanofi-Aventis SA, ADR	29,679	1,108,808
Teva Pharmaceutical Industries Ltd., ADR	9,788	617,427

Pharmaceuticals Total		5,898,127

Health Care Total		13,935,695

Industrials – 10.8%
Aerospace & Defense – 0.9%
United Technologies Corp.	15,964	1,175,110

Aerospace & Defense Total		1,175,110

Air Freight & Logistics – 0.7%
Atlas Air Worldwide Holdings, Inc. (a)	6,543	347,106
UTI Worldwide, Inc.	31,857	488,049

Air Freight & Logistics Total		835,155

Commercial Services & Supplies – 0.3%
Tetra Tech, Inc. (a)	13,599	313,321

Commercial Services & Supplies Total		313,321

See Accompanying Notes to Financial Statements.

Columbia Select Opportunities Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Construction & Engineering – 1.1%
EMCOR Group, Inc. (a)	10,676	262,950
Insituform Technologies, Inc., Class A (a)	19,554	520,332
Quanta Services, Inc. (a)	30,949	592,983

Construction & Engineering Total		1,376,265

Industrial Conglomerates – 1.5%
General Electric Co.	53,093	966,292
Siemens AG, ADR	8,779	877,637

Industrial Conglomerates Total		1,843,929

Machinery – 3.4%
Caterpillar, Inc.	14,606	917,987
Cummins, Inc.	4,132	255,977
Dover Corp.	12,407	580,027
Joy Global, Inc.	14,770	835,982
Kubota Corp.	75,000	683,496
Parker Hannifin Corp.	14,821	959,512

Machinery Total		4,232,981

Marine – 1.5%
A.P. Moller – Maersk A/S, Class B	125	952,502
Diana Shipping, Inc. (a)	31,710	479,455
Genco Shipping & Trading Ltd. (a)	23,012	485,784

Marine Total		1,917,741

Professional Services – 0.6%
Huron Consulting Group, Inc. (a)	15,434	313,310
TrueBlue, Inc. (a)	24,820	384,710

Professional Services Total		698,020

Road & Rail – 0.8%
Landstar System, Inc.	11,409	478,950
Union Pacific Corp.	7,425	544,252

Road & Rail Total		1,023,202

Industrials Total		13,415,724

Information Technology – 19.0%
Communications Equipment – 1.5%
Adtran, Inc.	21,713	572,137
QUALCOMM, Inc.	29,618	1,243,660

Communications Equipment Total		1,815,797

Computers & Peripherals – 5.4%
Apple, Inc. (a)	9,048	2,125,647
Hewlett-Packard Co.	42,972	2,283,962
International Business Machines Corp.	17,536	2,248,992

Computers & Peripherals Total		6,658,601

	Shares	Value ($)
Electronic Equipment, Instruments & Components – 0.8%
Hollysys Automation Technologies Ltd. (a)	23,094	265,812
Tyco Electronics Ltd.	26,644	732,177

Electronic Equipment, Instruments & Components Total		997,989

Internet Software & Services – 2.4%
eBay, Inc. (a)	38,061	1,025,744
Google, Inc., Class A (a)	2,916	1,653,401
GSI Commerce, Inc. (a)	11,835	327,475

Internet Software & Services Total		3,006,620

IT Services – 2.1%
Alliance Data Systems Corp. (a)	11,970	765,960
Hewitt Associates, Inc., Class A (a)	10,788	429,147
MasterCard, Inc., Class A	3,016	766,064
Redecard SA	36,500	675,261

IT Services Total		2,636,432

Semiconductors & Semiconductor Equipment – 2.4%
Advanced Energy Industries, Inc. (a)	28,790	476,762
Atmel Corp. (a)	106,152	533,945
Disco Corp.	7,300	448,979
Intel Corp.	50,036	1,113,801
Micron Technology, Inc. (a)	38,762	402,737

Semiconductors & Semiconductor Equipment Total		2,976,224

Software – 4.4%
Electronic Arts, Inc. (a)	31,358	585,140
Microsoft Corp.	97,124	2,842,820
Nuance Communications, Inc. (a)	21,671	360,605
Oracle Corp.	37,976	975,603
TIBCO Software, Inc. (a)	33,699	363,612
VanceInfo Technologies, Inc., ADR (a)	10,781	240,309

Software Total		5,368,089

Information Technology Total		23,459,752

Materials – 5.0%
Chemicals – 1.3%
Ferro Corp. (a)	64,293	565,135
Monsanto Co.	6,025	430,306
Potash Corp. of Saskatchewan, Inc.	4,801	572,999

Chemicals Total		1,568,440

Construction Materials – 0.5%
Cemex SAB de CV, ADR (a)	59,647	608,996

Construction Materials Total		608,996

See Accompanying Notes to Financial Statements.

Columbia Select Opportunities Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Materials (continued)
Metals & Mining – 3.2%
AK Steel Holding Corp.	29,859	682,577
ArcelorMittal, NY Registered Shares	18,588	816,199
Eurasian Natural Resources Corp. PLC	33,724	610,020
Freeport-McMoRan Copper & Gold, Inc.	14,741	1,231,463
Thompson Creek Metals Co., Inc. (a)	48,316	653,715

Metals & Mining Total		3,993,974

Materials Total		6,171,410

Telecommunication Services – 1.5%
Wireless Telecommunication Services – 1.5%
American Tower Corp., Class A (a)	13,791	587,635
Millicom International Cellular SA	3,584	319,514
Mobile TeleSystems OJSC, ADR	12,295	682,372
Turkcell Iletisim Hizmet AS, ADR	16,422	247,315

Wireless Telecommunication Services Total		1,836,836

Telecommunication Services Total		1,836,836

Utilities – 2.4%
Gas Utilities – 0.8%
PT Perusahaan Gas Negara Tbk	2,084,500	973,584

Gas Utilities Total		973,584

Independent Power Producers & Energy Traders – 0.5%
AES Corp. (a)	54,658	601,238

Independent Power Producers & Energy Traders Total		601,238

Multi-Utilities – 1.1%
Alliant Energy Corp.	22,829	759,292
Public Service Enterprise Group, Inc.	21,673	639,787

Multi-Utilities Total		1,399,079

Utilities Total		2,973,901

Total Common Stocks (cost of $90,023,940)		121,939,842

	Par ($)	Value ($)
Short-Term Obligation – 1.1%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.000%, collateralized by U.S. Treasury obligation maturing 01/31/14, market value $1,387,750 (repurchase proceeds $1,360,000)	1,360,000	1,360,000

Total Short-Term Obligation (cost of $1,360,000)		1,360,000

Total Investments – 99.7% (cost of $91,383,940)(b)		123,299,842

Other Assets & Liabilities, Net – 0.3%		374,836

Net Assets – 100.0%		123,674,678

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $91,477,883.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$11,037,796	$1,666,863	$—	$12,704,659
Consumer Staples	10,503,242	1,391,293	—	11,894,535
Energy	16,158,585	548,925	—	16,707,510
Financials	18,017,043	822,777	—	18,839,820
Health Care	12,914,218	1,021,477	—	13,935,695
Industrials	11,779,726	1,635,998	—	13,415,724
Information Technology	23,010,773	448,979	—	23,459,752
Materials	5,561,390	610,020	—	6,171,410
Telecommunication Services	1,836,836	—	—	1,836,836
Utilities	2,000,317	973,584	—	2,973,901

Total Common Stocks	112,819,926	9,119,916	—	121,939,842

Total Short-Term Obligation	—	1,360,000	—	1,360,000

Total Investments	$112,819,926	$10,479,916	$—	$123,299,842

The Fund’s assets assigned to Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Accompanying Notes to Financial Statements.

Columbia Select Opportunities Fund

March 31, 2010

Common Stocks (continued)

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	19.0
Financials	15.2
Energy	13.5
Health Care	11.3
Industrials	10.8
Consumer Discretionary	10.3
Consumer Staples	9.6
Materials	5.0
Utilities	2.4
Telecommunication Services	1.5

98.6
Short Term Obligation	1.1
Other Assets & Liabilities, Net	0.3

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Select Small Cap Fund

March 31, 2010

Common Stocks – 99.8%

	Shares	Value ($)
Consumer Discretionary – 19.7%
Automobiles – 2.5%
Thor Industries, Inc.	510,000	15,407,100

Automobiles Total		15,407,100

Diversified Consumer Services – 3.5%
Sotheby’s	700,000	21,763,000

Diversified Consumer Services Total		21,763,000

Hotels, Restaurants & Leisure – 2.8%
P.F. Chang’s China Bistro, Inc. (a)	400,000	17,652,000

Hotels, Restaurants & Leisure Total		17,652,000

Household Durables – 3.7%
Meritage Home Corp. (a)	420,000	8,820,000
Ryland Group, Inc.	640,000	14,361,600

Household Durables Total		23,181,600

Specialty Retail – 4.8%
RadioShack Corp.	460,000	10,409,800
Williams-Sonoma, Inc.	740,000	19,454,600

Specialty Retail Total		29,864,400

Textiles, Apparel & Luxury Goods – 2.4%
Liz Claiborne, Inc. (a)	2,000,000	14,860,000

Textiles, Apparel & Luxury Goods Total		14,860,000

Consumer Discretionary Total		122,728,100

Energy – 8.8%
Energy Equipment & Services – 4.0%
Helix Energy Solutions Group, Inc. (a)	820,000	10,684,600
Helmerich & Payne, Inc.	380,000	14,470,400

Energy Equipment & Services Total		25,155,000

Oil, Gas & Consumable Fuels – 4.8%
Overseas Shipholding Group, Inc.	340,000	13,338,200
St. Mary Land & Exploration Co.	480,000	16,708,800

Oil, Gas & Consumable Fuels Total		30,047,000

Energy Total		55,202,000

Financials – 17.3%
Capital Markets – 7.5%
Greenhill & Co., Inc.	200,000	16,418,000
KBW, Inc. (a)	560,000	15,064,000
Legg Mason, Inc.	540,000	15,481,800

Capital Markets Total		46,963,800

	Shares	Value ($)
Commercial Banks – 8.2%
City National Corp.	280,000	15,111,600
Wintrust Financial Corp.	460,000	17,116,600
Zions Bancorporation	880,000	19,201,600

Commercial Banks Total		51,429,800

Real Estate Management & Development – 1.6%
St. Joe Co. (a)	300,000	9,705,000

Real Estate Management & Development Total		9,705,000

Financials Total		108,098,600

Health Care – 3.1%
Health Care Equipment & Supplies – 2.5%
Cooper Companies, Inc.	400,000	15,552,000

Health Care Equipment & Supplies Total		15,552,000

Pharmaceuticals – 0.6%
Endo Pharmaceuticals Holdings, Inc. (a)	160,000	3,790,400

Pharmaceuticals Total		3,790,400

Health Care Total		19,342,400

Industrials – 19.0%
Building Products – 3.9%
Quanex Building Products Corp.	640,000	10,579,200
Simpson Manufacturing Co., Inc.	500,000	13,880,000

Building Products Total		24,459,200

Construction & Engineering – 4.8%
Chicago Bridge & Iron Co., NV, N.Y. Registered Shares (a)	540,000	12,560,400
Shaw Group, Inc. (a)	500,000	17,210,000

Construction & Engineering Total		29,770,400

Machinery – 6.2%
Barnes Group, Inc.	600,000	11,670,000
Bucyrus International, Inc.	200,000	13,198,000
Kaydon Corp.	360,000	13,536,000

Machinery Total		38,404,000

Marine – 1.4%
Diana Shipping, Inc. (a)	600,000	9,072,000

Marine Total		9,072,000

Road & Rail – 2.7%
Kansas City Southern (a)	460,000	16,638,200

Road & Rail Total		16,638,200

Industrials Total		118,343,800

See Accompanying Notes to Financial Statements.

Columbia Select Small Cap Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Information Technology – 26.3%
Communications Equipment – 10.0%
CommScope, Inc. (a)	460,000	12,889,200
F5 Networks, Inc. (a)	280,000	17,222,800
InterDigital, Inc. (a)	620,000	17,273,200
Plantronics, Inc.	480,000	15,014,400

Communications Equipment Total		62,399,600

Internet Software & Services – 2.1%
Monster Worldwide, Inc. (a)	800,000	13,288,000

Internet Software & Services Total		13,288,000

IT Services – 3.9%
Forrester Research, Inc. (a)	400,000	12,028,000
Hewitt Associates, Inc., Class A (a)	300,000	11,934,000

IT Services Total		23,962,000

Semiconductors & Semiconductor Equipment – 5.0%
Cabot Microelectronics Corp. (a)	300,000	11,349,000
Power Integrations, Inc.	480,000	19,776,000

Semiconductors & Semiconductor Equipment Total		31,125,000

Software – 5.3%
Fair Isaac Corp.	600,000	15,204,000
Manhattan Associates, Inc. (a)	710,000	18,090,800

Software Total		33,294,800

Information Technology Total		164,069,400

Materials – 4.6%
Chemicals – 2.4%
OM Group, Inc. (a)	440,000	14,907,200

Chemicals Total		14,907,200

Metals & Mining – 2.2%
Brush Engineered Materials, Inc. (a)	620,000	13,993,400

Metals & Mining Total		13,993,400

Materials Total		28,900,600

Telecommunication Services – 1.0%
Diversified Telecommunication Services – 1.0%
Iridium Communications, Inc. (a)	740,000	6,001,400

Diversified Telecommunication Services Total		6,001,400

Telecommunication Services Total		6,001,400

Total Common Stocks (cost of $470,182,008)		622,686,300

Short-Term Obligation – 0.3%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.000%, collateralized by a U.S. Treasury obligation maturing 01/31/14, market value $2,081,625 (repurchase proceeds $2,040,000)	2,040,000	2,040,000

Total Short-Term Obligation (cost of $2,040,000)		2,040,000

Total Investments – 100.1% (cost of $472,222,008)(b)		624,726,300

Other Assets & Liabilities, Net – (0.1)%		(756,525)

Net Assets – 100.0%		623,969,775

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $476,346,374.

An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions with companies which are or were affiliates during the year ended March 31, 2010, are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Innovative Solutions & Support, Inc.	$4,230,000	$—	$4,607,310	$—	$—

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$622,686,300	$—	$—	$622,686,300

Total Short-Term Obligation	—	2,040,000	—	2,040,000

Total Investments	$622,686,300	$2,040,000	$—	$624,726,300

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Columbia Select Small Cap Fund

March 31, 2010

At March 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	26.3
Consumer Discretionary	19.7
Industrials	19.0
Financials	17.3
Energy	8.8
Materials	4.6
Health Care	3.1
Telecommunication Services	1.0

99.8
Short-Term Obligation	0.3
Other Assets & Liabilities, Net	(0.1)

100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Value and Restructuring Fund

March 31, 2010

Common Stocks – 98.7%

	Shares	Value ($)
Consumer Discretionary – 5.0%
Household Durables – 2.9%
Newell Rubbermaid, Inc.	3,800,000	57,760,000
Stanley Black & Decker, Inc. (a)	2,600,000	149,266,000

Household Durables Total		207,026,000

Multiline Retail – 0.1%
Dollar General Corp. (b)	350,000	8,837,500

Multiline Retail Total		8,837,500

Specialty Retail – 2.0%
TJX Companies, Inc.	3,350,000	142,442,000

Specialty Retail Total		142,442,000

Consumer Discretionary Total		358,305,500

Consumer Staples – 6.5%
Food Products – 0.8%
Dean Foods Co. (a)(b)	2,000,000	31,380,000
Dole Food Co., Inc. (b)	2,250,000	26,662,500

Food Products Total		58,042,500

Personal Products – 1.7%
Avon Products, Inc.	3,600,000	121,932,000

Personal Products Total		121,932,000

Tobacco – 4.0%
Lorillard, Inc.	3,800,000	285,912,000

Tobacco Total		285,912,000

Consumer Staples Total		465,886,500

Energy – 23.3%
Oil, Gas & Consumable Fuels – 23.3%
Alpha Natural Resources, Inc. (a)(b)(c)	5,900,000	294,351,000
Anadarko Petroleum Corp. (a)	2,350,000	171,150,500
Cloud Peak Energy, Inc. (b)	1,100,000	18,304,000
ConocoPhillips	2,950,000	150,951,500
Consol Energy, Inc.	4,500,000	191,970,000
Devon Energy Corp. (a)	2,450,000	157,853,500
El Paso Corp.	3,200,000	34,688,000
Murphy Oil Corp.	1,100,000	61,809,000
Noble Energy, Inc.	1,900,000	138,700,000
PetroHawk Energy Corp. (a)(b)	4,000,000	81,120,000
Petroleo Brasileiro SA, ADR	7,350,000	327,001,500
Rosetta Resources, Inc. (b)(d)(e)	1,300,000	30,615,000
W&T Offshore, Inc.	1,650,000	13,860,000

Oil, Gas & Consumable Fuels Total		1,672,374,000

Energy Total		1,672,374,000

	Shares	Value ($)
Financials – 16.5%
Capital Markets – 6.0%
Apollo Investment Corp. (f)	4,200,000	53,466,000
Goldman Sachs Group, Inc.	830,000	141,622,900
Invesco Ltd.	5,900,000	129,269,000
Morgan Stanley	3,650,000	106,908,500

Capital Markets Total		431,266,400

Commercial Banks – 2.0%
Banco Santander SA, ADR (a)	2,500,000	33,175,000
PNC Financial Services Group, Inc.	1,900,000	113,430,000

Commercial Banks Total		146,605,000

Diversified Financial Services – 1.8%
JPMorgan Chase & Co.	2,850,000	127,537,500

Diversified Financial Services Total		127,537,500

Insurance – 5.5%
ACE Ltd.	3,700,000	193,510,000
Loews Corp.	2,300,000	85,744,000
MetLife, Inc.	2,750,000	119,185,000

Insurance Total		398,439,000

Real Estate Investment Trusts (REITs) – 1.2%
DiamondRock Hospitality Co. (b)	4,850,000	49,033,500
Host Hotels & Resorts, Inc. (a)	2,300,000	33,695,000

Real Estate Investment Trusts (REITs) Total		82,728,500

Financials Total		1,186,576,400

Health Care – 5.6%
Biotechnology – 0.4%
Talecris Biotherapeutics Holdings Corp. (b)	1,300,000	25,896,000

Biotechnology Total		25,896,000

Health Care Equipment & Supplies – 1.5%
Baxter International, Inc.	1,900,000	110,580,000

Health Care Equipment & Supplies Total		110,580,000

Health Care Providers & Services – 2.0%
AmerisourceBergen Corp.	4,900,000	141,708,000

Health Care Providers & Services Total		141,708,000

Pharmaceuticals – 1.7%
Bristol-Myers Squibb Co.	4,700,000	125,490,000

Pharmaceuticals Total		125,490,000

Health Care Total		403,674,000

See Accompanying Notes to Financial Statements.

Columbia Value and Restructuring Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Industrials – 15.8%
Aerospace & Defense – 2.8%
AerCap Holdings NV (b)(c)	5,400,000	62,208,000
United Technologies Corp.	1,950,000	143,539,500

Aerospace & Defense Total		205,747,500

Airlines – 1.6%
Copa Holdings SA, Class A	1,900,000	115,520,000

Airlines Total		115,520,000

Construction & Engineering – 0.8%
AECOM Technology Corp. (b)	2,050,000	58,158,500

Construction & Engineering Total		58,158,500

Industrial Conglomerates – 1.6%
Tyco International Ltd.	3,100,000	118,575,000

Industrial Conglomerates Total		118,575,000

Machinery – 4.1%
AGCO Corp. (a)(b)	3,500,000	125,545,000
Eaton Corp.	2,200,000	166,694,000

Machinery Total		292,239,000

Road & Rail – 4.5%
Ryder System, Inc.	1,300,000	50,388,000
Union Pacific Corp.	3,700,000	271,210,000

Road & Rail Total		321,598,000

Trading Companies & Distributors – 0.4%
RSC Holdings, Inc. (a)(b)	3,550,000	28,258,000

Trading Companies & Distributors Total		28,258,000

Industrials Total		1,140,096,000

Information Technology – 8.0%
Communications Equipment – 4.7%
CommScope, Inc. (b)	3,000,000	84,060,000
Harris Corp.	5,300,000	251,697,000

Communications Equipment Total		335,757,000

Computers & Peripherals – 2.8%
International Business Machines Corp.	1,600,000	205,200,000

Computers & Peripherals Total		205,200,000

Electronic Equipment, Instruments & Components – 0.5%
Corning, Inc.	1,700,000	34,357,000

Electronic Equipment, Instruments & Components Total		34,357,000

Information Technology Total		575,314,000

	Shares	Value ($)
Materials – 13.3%
Chemicals – 4.4%
Celanese Corp., Series A	4,900,000	156,065,000
Lanxess AG	2,000,000	92,154,882
PPG Industries, Inc. (a)	1,000,000	65,400,000

Chemicals Total		313,619,882

Metals & Mining – 8.9%
Freeport-McMoRan Copper & Gold, Inc. (b)	1,800,000	150,372,000
Grupo Mexico SAB de CV, Series B	54,000,000	144,611,465
Schnitzer Steel Industries, Inc., Class A	1,300,000	68,289,000
Southern Copper Corp. (a)	5,250,000	166,267,500
Vale SA, ADR	3,500,000	112,665,000

Metals & Mining Total		642,204,965

Materials Total		955,824,847

Telecommunication Services – 4.3%
Diversified Telecommunication Services – 0.6%
Windstream Corp.	3,700,000	40,293,000

Diversified Telecommunication Services Total		40,293,000

Wireless Telecommunication Services – 3.7%
America Movil SAB de CV, Series L, ADR	5,350,000	269,319,000

Wireless Telecommunication Services Total		269,319,000

Telecommunication Services Total		309,612,000

Utilities – 0.4%
Electric Utilities – 0.4%
Enel SpA	5,500,000	30,754,311

Electric Utilities Total		30,754,311

Utilities Total		30,754,311

Total Common Stocks (cost of $5,252,120,430)		7,098,417,558

See Accompanying Notes to Financial Statements.

Columbia Value and Restructuring Fund

March 31, 2010

Convertible Preferred Stock – 0.3%

	Shares	Value ($)
Financials – 0.3%
Diversified Financial Services – 0.3%
Citigroup, Inc., 7.500%	185,000	22,547,800

Diversified Financial Services Total		22,547,800

Financials Total		22,547,800

Total Convertible Preferred Stock (cost of $19,149,314)		22,547,800

Convertible Bond – 1.1%
	Par ($)
Consumer Cyclical – 1.1%
Auto Manufacturers – 1.1%
Ford Motor Co. 4.250% 11/15/16	50,000,000	74,812,500

Auto Manufacturers Total		74,812,500

Consumer Cyclical Total		74,812,500

Total Convertible Bond (cost of $51,018,137)		74,812,500

Total Investments – 100.1% (cost of $5,322,287,881) (g)		7,195,777,858

Other Assets & Liabilities, Net – (0.1)%		(5,778,146)

Net Assets – 100.0%		7,189,999,712

Notes to Investment Portfolio:

(a)	All or a portion of this security is pledged as collateral for open written options contracts.

(b)	Non-income producing security.

(c)	An affiliate may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions with companies which are or were affiliates during the year ended March 31, 2010, are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AerCap Holdings NV	$16,250,000	$5,167,214	$1,275,060	$—	$62,208,000
Alpha Natural Resources, Inc.	68,781,250	4,252,678	8,836,255	—	294,351,000

Total	$85,031,250	$9,419,892	$10,111,315	$—	$356,559,000

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, this security, which is not illiquid, amounted to $30,615,000, which represents 0.4% of net assets.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2010, the value of this security amounted to $30,615,000, which represents 0.4% of net assets.

(f)	Closed-end Management Investment Company.

(g)	Cost for federal income tax purposes is $5,332,399,139.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices in (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$358,305,500	$—	$—	$358,305,500
Consumer Staples	465,886,500	—	—	465,886,500
Energy	1,641,759,000	30,615,000	—	1,672,374,000
Financials	1,186,576,400	—	—	1,186,576,400
Health Care	403,674,000	—	—	403,674,000
Industrials	1,140,096,000	—	—	1,140,096,000
Information Technology	575,314,000	—	—	575,314,000
Materials	863,669,965	92,154,882	—	955,824,847
Telecommuni- cation Services	309,612,000	—	—	309,612,000
Utilities	—	30,754,311	—	30,754,311

Total Common Stocks	6,944,893,365	153,524,193	—	7,098,417,558

Total Convertible Preferred Stock	22,547,800	—	—	22,547,800

Total Convertible Bond	—	74,812,500	—	74,812,500

Total Investments	6,967,441,165	228,336,693	—	7,195,777,858

Value of Written Call Option Contracts	(593,000)	—	—	(593,000)

Total	$6,966,848,165	$228,336,693	$—	$7,195,184,858

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Accompanying Notes to Financial Statements.

Columbia Value and Restructuring Fund

March 31, 2010

The following table reconciles asset balances for the year ended March 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investment in Securities	Balance as of March 31, 2009	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2010
Common Stocks
Financials	$791,985	$(4,094,967)	$4,685,745	$—	$(1,382,763)	$—	$—	$—

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

For the year ended March 31, 2010, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at March 31, 2009	—	$—
Options written	9,000	557,720
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	—	—

Options outstanding at March 31, 2010	9,000	$557,720

At March 31, 2010, the Fund held the following written call option contracts:

Equity Risk

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
AGCO Corp.	$40.0	1,000	05/22/10	$68,999	$(45,000)
Alpha Natural Resources, Inc.	60.0	1,000	06/19/10	111,998	(135,000)
Anadarko Petroleum Corp.	80.0	500	05/22/10	39,534	(48,000)
Banco Santander SA, ADR	15.0	500	06/19/10	14,500	(12,500)
Dean Foods Co.	17.5	500	05/22/10	15,000	(15,000)
Devon Energy Corp.	80.0	500	07/17/10	20,000	(25,000)
Host Hotels & Resorts, Inc.	15.0	1,500	05/22/10	73,499	(90,000)
PetroHawk Energy Corp.	25.0	1,000	06/19/10	34,000	(45,000)
PPG Industries, Inc.	70.0	750	05/22/10	44,872	(48,750)
RSC Holdings, Inc.	10.0	250	09/18/10	6,000	(13,750)
Southern Copper Corp.	35.0	1,000	06/19/10	88,999	(80,000)
Stanley Black & Decker, Inc.	65.0	500	07/17/10	40,319	(35,000)

Total written call options: (proceeds $557,720)					$(593,000)

At March 31, 2010, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Energy	23.3
Financials	16.8
Industrials	15.8
Materials	13.3
Information Technology	8.0
Consumer Staples	6.5
Health Care	5.6
Consumer Discretionary	5.0
Telecommunication Services	4.3
Consumer Cyclical	1.1
Utilities	0.4

100.1
Other Assets & Liabilities, Net	(0.1)

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Emerging Markets Fund

March 31, 2010

Common Stocks – 94.0%

	Shares	Value ($)
Consumer Discretionary – 9.4%
Auto Components – 1.5%
Hankook Tire Co. Ltd.	86,400	1,637,969
Hyundai Mobis	19,826	2,628,397
Nokian Renkaat Oyj	74,385	1,932,002

Auto Components Total		6,198,368

Automobiles – 1.5%
Hero Honda Motors Ltd.	51,792	2,248,300
PT Astra International Tbk	823,000	3,789,626

Automobiles Total		6,037,926

Distributors – 0.5%
Li & Fung Ltd.	432,000	2,122,652

Distributors Total		2,122,652

Diversified Consumer Services – 0.6%
MegaStudy Co. Ltd.	15,310	2,523,589

Diversified Consumer Services Total		2,523,589

Hotels, Restaurants & Leisure – 0.9%
Ctrip.com International Ltd., ADR (a)	56,400	2,210,880
Shangri-La Asia Ltd.	722,000	1,411,593

Hotels, Restaurants & Leisure Total		3,622,473

Household Durables – 0.8%
LG Electronics, Inc.	10,555	1,072,805
Woongjin Coway Co., Ltd.	63,960	1,981,349

Household Durables Total		3,054,154

Leisure Equipment & Products – 0.4%
Giant Manufacturing Co., Ltd.	632,800	1,835,156

Leisure Equipment & Products Total		1,835,156

Media – 0.7%
Naspers Ltd.	64,061	2,783,636

Media Total		2,783,636

Multiline Retail – 0.7%
Golden Eagle Retail Group Ltd.	1,192,000	2,379,624
PT Ramayana Lestari Sentosa Tbk	6,562,000	634,602

Multiline Retail Total		3,014,226

Specialty Retail – 1.4%
PT Ace Hardware Indonesia Tbk	3,907,000	704,158
Belle International Holdings Ltd.	2,361,000	3,150,331
Home Product Center PCL	9,188,400	1,633,935

Specialty Retail Total		5,488,424

	Shares	Value ($)
Textiles, Apparel & Luxury Goods – 0.4%
Ports Design Ltd.	631,000	1,592,891

Textiles, Apparel & Luxury Goods Total		1,592,891

Consumer Discretionary Total		38,273,495

Consumer Staples – 4.6%
Beverages – 0.5%
Fomento Economico Mexicano SAB de CV, ADR	41,105	1,953,721

Beverages Total		1,953,721

Food & Staples Retailing – 2.4%
BIM Birlesik Magazalar AS	77,772	4,048,090
Drogasil SA	125,100	2,011,195
Eurocash SA	224,900	1,495,869
Magnit OAO, GDR (b)(c)	122,619	2,270,904

Food & Staples Retailing Total		9,826,058

Food Products – 0.2%
Balrampur Chini Mills Ltd.	388,200	793,348

Food Products Total		793,348

Personal Products – 0.9%
Hypermarcas SA (a)	283,200	3,463,660

Personal Products Total		3,463,660

Tobacco – 0.6%
Gudang Garam Tbk PT	273,000	742,541
ITC Ltd.	290,359	1,704,836

Tobacco Total		2,447,377

Consumer Staples Total		18,484,164

Energy – 9.0%
Oil, Gas & Consumable Fuels – 9.0%
Cairn India Ltd. (a)	362,672	2,462,648
CNOOC Ltd.	1,668,000	2,736,944
Gazprom OAO, ADR	142,760	3,350,577
LUKOIL OAO, ADR	119,933	6,800,201
OGX Petroleo e Gas Participacoes SA	346,700	3,246,018
PT Tambang Batubara Bukit Asam Tbk	1,332,500	2,547,997
Rosneft Oil Co., GDR	917,444	7,275,331
Straits Asia Resources Ltd.	1,058,000	1,633,568
Yanzhou Coal Mining Co., Ltd., Class H	2,638,000	6,326,375

Oil, Gas & Consumable Fuels Total		36,379,659

Energy Total		36,379,659

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Financials – 24.4%
Commercial Banks – 16.4%
Banco Bradesco SA, ADR	115,115	2,121,569
Banco Santander Chile, ADR	21,221	1,447,697
Bangkok Bank PCL, Foreign Registered Shares	794,900	3,232,700
Bank of China Ltd., Class H	9,145,000	4,864,456
Bank Rakyat Indonesia	2,598,500	2,355,912
China Construction Bank Corp., Class H	4,807,000	3,931,410
CIMB Group Holdings Bhd	891,400	3,842,147
HDFC Bank Ltd., ADR	30,510	4,252,789
Industrial & Commercial Bank of China, Class H	6,695,000	5,113,353
Itau Unibanco Holding SA, ADR	483,400	10,629,966
Kasikornbank PCL, Foreign Registered Shares	884,300	2,639,089
PT Bank Central Asia Tbk	6,746,000	4,077,477
Punjab National Bank Ltd.	80,570	1,811,142
Sberbank	892,000	2,613,560
Shinhan Financial Group Co., Ltd.	69,140	2,716,225
Standard Bank Group Ltd.	181,250	2,851,725
Turkiye Garanti Bankasi AS	828,535	3,875,868
Turkiye Halk Bankasi AS	155,700	1,128,447
Union Bank of India	414,210	2,703,275

Commercial Banks Total		66,208,807

Diversified Financial Services – 2.8%
AMMB Holdings Bhd	1,601,900	2,455,395
BM&F BOVESPA SA	523,000	3,540,878
Bolsa Mexicana de Valores SA de CV (a)	1,184,900	1,878,398
Hong Kong Exchanges & Clearing Ltd.	62,700	1,046,581
Metro Pacific Investments Corp. (a)	37,485,000	2,571,443

Diversified Financial Services Total		11,492,695

Insurance – 2.6%
Amil Participacoes SA	207,300	1,614,477
China Life Insurance Co., Ltd., Class H	1,467,000	7,028,677
China Pacific Insurance Group Co., Ltd., Class H (a)	397,736	1,767,317

Insurance Total		10,410,471

Real Estate Management & Development – 2.6%
Ayala Land, Inc.	7,997,500	2,300,675
China Overseas Land & Investment Ltd.	1,209,440	2,729,097
China Vanke Co., Ltd., Class B	1,375,080	1,577,997

	Shares	Value ($)
Quality Houses PCL	10,126,000	757,845
SM Prime Holdings, Inc.	6,811,000	1,477,048
Unitech Ltd.	1,047,490	1,721,901

Real Estate Management & Development Total		10,564,563

Financials Total		98,676,536

Health Care – 2.3%
Biotechnology – 0.3%
China Nuokang Bio-Pharmaceutical, Inc., ADR (a)	159,302	987,672

Biotechnology Total		987,672

Health Care Equipment & Supplies – 0.4%
Top Glove Corp. Bhd	420,900	1,793,535

Health Care Equipment & Supplies Total		1,793,535

Health Care Providers & Services – 0.7%
Fleury SA (a)	214,000	2,286,389
Sinopharm Group Co., Class H (a)	116,370	523,079

Health Care Providers & Services Total		2,809,468

Pharmaceuticals – 0.9%
PT Kalbe Farma Tbk	4,492,000	923,132
Pharmstandard, Series S, GDR (a)(b)(c)	24,828	618,217
Richter Gedeon Nyrt.	4,252	919,826
Teva Pharmaceutical Industries Ltd., ADR	20,232	1,276,235

Pharmaceuticals Total		3,737,410

Health Care Total		9,328,085

Industrials – 6.5%
Airlines – 1.2%
Lan Airlines SA, ADR	95,851	1,691,770
Turk Hava Yollari A.O.	968,616	3,318,599

Airlines Total		5,010,369

Construction & Engineering – 1.1%
Aveng Ltd.	203,807	1,052,088
CTCI Corp.	3,305,000	3,449,863

Construction & Engineering Total		4,501,951

Electrical Equipment – 2.1%
Bharat Heavy Electricals Ltd.	33,634	1,782,276
Harbin Electric, Inc. (a)	93,534	2,019,399
LS Cable Ltd.	19,257	1,681,552
Zhuzhou CSR Times Electric Co., Ltd., Class H	1,518,000	2,870,108

Electrical Equipment Total		8,353,335

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Road & Rail – 1.1%
All America Latina Logistica SA	295,100	2,704,827
Globaltrans Investment PLC, GDR (a)(b)(c)	126,800	1,654,740

Road & Rail Total		4,359,567

Transportation Infrastructure – 1.0%
China Merchants Holdings International Co., Ltd.	194,000	709,611
Cia de Concessoes Rodoviarias	95,000	2,109,568
Cosco Pacific Ltd.	926,000	1,404,937

Transportation Infrastructure Total		4,224,116

Industrials Total		26,449,338

Information Technology – 13.7%
Computers & Peripherals – 0.6%
Wistron Corp.	1,261,000	2,291,067

Computers & Peripherals Total		2,291,067

Electronic Equipment, Instruments & Components – 2.9%
HON HAI Precision Industry Co., Ltd.	1,709,099	7,399,745
Suprema, Inc.	71,232	931,755
WPG Holdings Co., Ltd.	2,125,000	3,472,747

Electronic Equipment, Instruments & Components Total		11,804,247

Internet Software & Services – 1.2%
NHN Corp. (a)	15,745	2,504,839
Tencent Holdings Ltd.	111,000	2,225,933

Internet Software & Services Total		4,730,772

IT Services – 1.5%
Infosys Technologies Ltd.	18,700	1,089,219
Infosys Technologies Ltd., ADR	19,576	1,152,048
Redecard SA	209,700	3,879,512

IT Services Total		6,120,779

Semiconductors & Semiconductor Equipment – 7.3%
MediaTek, Inc.	277,000	4,805,939
Samsung Electronics Co., Ltd.	22,062	15,950,078
Seoul Semiconductor Co. Ltd.	15,750	606,920
Taiwan Semiconductor Manufacturing Co., Ltd.	1,941,190	3,759,153
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	243,695	2,556,361
United Microelectronics Corp. (a)	1,877,000	995,889
United Microelectronics Corp., ADR (a)	233,875	879,370

Semiconductors & Semiconductor Equipment Total		29,553,710

	Shares	Value ($)
Software – 0.2%
VanceInfo Technologies, Inc., ADR (a)	39,340	876,888

Software Total		876,888

Information Technology Total		55,377,463

Materials – 14.5%
Chemicals – 0.5%
Israel Chemicals Ltd.	149,809	2,026,774

Chemicals Total		2,026,774

Construction Materials – 0.6%
PT Indocement Tunggal Prakarsa Tbk	1,630,200	2,552,926

Construction Materials Total		2,552,926

Metals & Mining – 13.4%
Anglo Platinum Ltd. (a)	27,551	2,799,072
AngloGold Ashanti Ltd., ADR	34,687	1,316,372
BHP Billiton Ltd., ADR	27,685	2,223,659
Cia de Minas Buenaventura SA, ADR	46,765	1,448,312
Eastern Platinum Ltd. (a)	1,728,900	2,519,344
Eurasian Natural Resources Corp. PLC	214,030	3,871,500
Freeport-McMoRan Copper & Gold, Inc. (a)	15,215	1,271,061
Gold Fields Ltd., ADR	125,022	1,577,777
Gujarat NRE Coke Ltd.	993,500	1,933,004
Hidili Industry International Development Ltd. (a)	2,107,000	2,279,525
Kumba Iron Ore Ltd.	46,300	2,243,250
Mechel, ADR	66,014	1,876,118
Novolipetsk Steel OJSC, GDR (a)(b)(c)	48,366	1,675,882
POSCO	7,757	3,619,865
Steel Authority Of India Ltd.	419,015	2,361,772
Sterlite Industries India Ltd.	177,256	3,361,922
Tata Steel Ltd.	149,000	2,098,346
Vale SA	494,200	15,881,874

Metals & Mining Total		54,358,655

Materials Total		58,938,355

Telecommunication Services – 6.7%
Diversified Telecommunication Services – 2.2%
Chunghwa Telecom Co. Ltd., ADR	183,321	3,561,927
Vimpel-Communications, ADR	275,200	5,066,432

Diversified Telecommunication Services Total		8,628,359

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Telecommunication Services (continued)
Wireless Telecommunication Services – 4.5%
America Movil SAB de CV, Series L, ADR	94,764	4,770,420
Millicom International Cellular SA	18,240	1,626,096
Mobile TeleSystems OJSC, ADR	100,100	5,555,550
MTN Group Ltd.	136,520	2,099,226
Philippine Long Distance Telephone Co., ADR	31,963	1,702,988
SK Telecom Co., Ltd.	16,874	2,587,511

Wireless Telecommunication Services Total		18,341,791

Telecommunication Services Total		26,970,150

Utilities – 2.9%
Gas Utilities – 2.7%
PT Perusahaan Gas Negara Tbk	12,261,500	5,726,839
Xinao Gas Holdings Ltd.	2,002,000	5,115,714

Gas Utilities Total		10,842,553

Water Utilities – 0.2%
Manila Water Co.	2,435,000	848,667

Water Utilities Total		848,667

Utilities Total		11,691,220

Total Common Stocks (cost of $233,808,227)		380,568,465

Preferred Stocks – 5.6%

Consumer Staples – 0.6%
Food & Staples Retailing – 0.6%
Cia Brasileira de Distribuicao Grupo Pao de Acucar	70,900	2,363,001

Food & Staples Retailing Total		2,363,001

Consumer Staples Total		2,363,001

Energy – 4.3%
Oil, Gas & Consumable Fuels – 4.3%
Petroleo Brasileiro SA	879,700	17,506,443

Oil, Gas & Consumable Fuels Total		17,506,443

Energy Total		17,506,443

	Shares	Value ($)
Materials – 0.7%
Metals & Mining – 0.7%
Usinas Siderurgicas de Minas Gerais SA	79,900	2,737,092

Metals & Mining Total		2,737,092

Materials Total		2,737,092

Total Preferred Stocks (cost of $5,988,230)		22,606,536

Short-Term Obligation – 0.1%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.000%, collateralized by a U.S. Treasury obligation maturing 01/31/14, market value $545,188 (repurchase proceeds $533,000)	533,000	533,000

Total Short-Term Obligation (cost of $533,000)		533,000

Total Investments – 99.7% (cost of $240,329,457)(d)		403,708,001

Other Assets & Liabilities, Net – 0.3%		1,042,301

Net Assets – 100.0%		404,750,302

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2010, the value of these securities amounted to $6,219,743, which represents 1.5% of net assets.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, these securities, which are not illiquid, amounted to $6,219,743, which represents 1.5% of net assets.

(d)	Cost for federal income tax purposes is $242,200,532.

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund

March 31, 2010

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$2,210,880	$36,062,615	$—	$38,273,495
Consumer Staples	7,428,576	11,055,588	—	18,484,164
Energy	20,672,127	15,707,532	—	36,379,659
Financials	28,857,179	69,819,357	—	98,676,536
Health Care	4,550,296	4,777,789	—	9,328,085
Industrials	8,525,564	17,923,774	—	26,449,338
Information Technology	9,344,179	46,033,284	—	55,377,463
Materials	28,114,517	30,823,838	—	58,938,355
Telecommunication Services	22,283,413	4,686,737	—	26,970,150
Utilities	—	11,691,220	—	11,691,220

Total Common Stocks	131,986,731	248,581,734	—	380,568,465

Total Preferred Stocks	22,606,536	—	—	22,606,536

Total Short-Term Obligation	—	533,000	—	533,000

Total Investments	$154,593,267	$249,114,734	—	$403,708,001

The Fund’s assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

The Fund was invested in the following countries at March 31, 2010:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
Brazil	$76,096,469	18.8
China	63,434,546	15.7
Republic of Korea	40,442,854	10.0
Russia	38,757,512	9.6
Taiwan	35,007,217	8.7
India	32,180,984	8.0
Indonesia	23,351,052	5.8
South Africa	16,723,145	4.1
Turkey	12,371,003	3.1
Philippines	8,900,821	2.2
Mexico	8,602,538	2.1
Thailand	8,263,570	2.0
Malaysia	8,091,077	2.0
Hong Kong	4,580,826	1.2
United Kingdom	3,871,501	1.0
Israel	3,303,009	0.8
Chile	3,139,467	0.8
United States*	2,791,734	0.7
Canada	2,519,344	0.6
Australia	2,223,659	0.5
Finland	1,932,002	0.5
Singapore	1,633,568	0.4
Sweden	1,626,096	0.4
Poland	1,495,869	0.4
Peru	1,448,312	0.4
Hungary	919,826	0.2

	$403,708,001	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia International Growth Fund

March 31, 2010

Common Stocks – 96.6%

	Shares	Value ($)
Consumer Discretionary – 11.7%
Auto Components – 2.0%
Autoliv, Inc.	21,602	1,113,151
Keihin Corp.	55,400	1,070,194
Stanley Electric Co., Ltd.	65,300	1,266,327

Auto Components Total		3,449,672

Automobiles – 2.1%
Honda Motor Co., Ltd.	63,600	2,244,946
Nissan Motor Co., Ltd. (a)	150,800	1,292,018

Automobiles Total		3,536,964

Diversified Consumer Services – 0.5%
Benesse Holdings, Inc.	20,400	883,731

Diversified Consumer Services Total		883,731

Hotels, Restaurants & Leisure – 1.9%
Compass Group PLC	237,632	1,896,789
William Hill PLC	448,757	1,438,248

Hotels, Restaurants & Leisure Total		3,335,037

Media – 0.9%
WPP PLC	147,776	1,531,627

Media Total		1,531,627

Specialty Retail – 2.5%
Fast Retailing Co., Ltd.	8,900	1,546,957
Game Group PLC	404,585	603,213
Yamada Denki Co., Ltd.	27,800	2,051,770

Specialty Retail Total		4,201,940

Textiles, Apparel & Luxury Goods – 1.8%
Compagnie Financiere Richemont SA, Class A	40,499	1,568,261
Polo Ralph Lauren Corp. (b)	18,455	1,569,413

Textiles, Apparel & Luxury Goods Total		3,137,674

Consumer Discretionary Total		20,076,645

Consumer Staples – 15.8%
Beverages – 2.0%
Carlsberg A/S, Class B	23,583	1,979,298
Cott Corp. (a)	186,928	1,448,692

Beverages Total		3,427,990

Food & Staples Retailing – 6.2%
George Weston Ltd.	12,400	856,456
Koninklijke Ahold NV	174,527	2,326,606
Seven & I Holdings Co., Ltd.	86,000	2,078,019
Tesco PLC	260,857	1,723,730
Wal-Mart Stores, Inc.	27,639	1,536,728
Woolworths Ltd.	80,386	2,065,454

Food & Staples Retailing Total		10,586,993

	Shares	Value ($)
Food Products – 5.9%
Balrampur Chini Mills Ltd.	403,510	824,636
Danone SA	15,334	923,705
Nestle SA, Registered Shares	84,452	4,325,122
Toyo Suisan Kaisha Ltd.	49,000	1,267,323
Unilever NV	92,569	2,800,010

Food Products Total		10,140,796

Tobacco – 1.7%
British American Tobacco PLC	23,981	826,625
Japan Tobacco, Inc.	569	2,118,002

Tobacco Total		2,944,627

Consumer Staples Total		27,100,406

Energy – 3.6%
Energy Equipment & Services – 2.7%
Core Laboratories N.V.	15,765	2,062,062
Shinko Plantech Co., Ltd.	62,000	549,107
Tecnicas Reunidas SA	30,753	1,933,526

Energy Equipment & Services Total		4,544,695

Oil, Gas & Consumable Fuels – 0.9%
AWE Ltd. (a)	367,958	918,426
BG Group PLC	38,741	670,494

Oil, Gas & Consumable Fuels Total		1,588,920

Energy Total		6,133,615

Financials – 15.1%
Capital Markets – 2.3%
Credit Suisse Group AG, Registered Shares	33,449	1,724,159
Investec PLC	168,331	1,376,833
UBS AG, Registered Shares (a)	51,306	834,015

Capital Markets Total		3,935,007

Commercial Banks – 7.3%
Banco Santander SA	129,528	1,721,479
BNP Paribas	28,251	2,169,620
DBS Group Holdings Ltd.	46,000	470,210
Governor & Co. of the Bank of Ireland (a)(b)	153,221	331,117
National Bank of Greece SA (a)	39,121	787,298
Standard Chartered PLC	114,939	3,135,196
Svenska Handelsbanken AB, Class A	30,943	906,786
Toronto-Dominion Bank	22,400	1,669,552
Westpac Banking Corp.	55,827	1,426,233

Commercial Banks Total		12,617,491

See Accompanying Notes to Financial Statements.

Columbia International Growth Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Diversified Financial Services – 1.2%
Hong Kong Exchanges & Clearing Ltd.	33,400	557,509
ING Groep NV (a)	146,405	1,461,709

Diversified Financial Services Total		2,019,218

Insurance – 2.2%
Brit Insurance Holdings NV	93,594	1,068,767
Mapfre SA	426,568	1,564,808
Zurich Financial Services AG, Registered Shares	4,622	1,184,869

Insurance Total		3,818,444

Real Estate Investment Trusts (REITs) – 0.8%
Japan Real Estate Investment Corp.	154	1,312,846

Real Estate Investment Trusts (REITs) Total		1,312,846

Real Estate Management & Development – 1.3%
Hongkong Land Holdings Ltd.	279,000	1,414,530
Huaku Development Co., Ltd.	312,000	809,522

Real Estate Management & Development Total		2,224,052

Financials Total		25,927,058

Health Care – 10.8%
Biotechnology – 1.8%
Amgen, Inc. (a)(b)	37,435	2,237,116
CSL Ltd.	25,505	852,632

Biotechnology Total		3,089,748

Health Care Providers & Services – 0.8%
Miraca Holdings, Inc.	47,200	1,438,870

Health Care Providers & Services Total		1,438,870

Pharmaceuticals – 8.2%
Bayer AG	17,194	1,163,012
GlaxoSmithKline PLC	103,820	1,993,754
Novartis AG, Registered Shares	46,556	2,514,571
Novo-Nordisk A/S, Class B	26,861	2,084,337
Roche Holding AG, Genusschein Shares	22,157	3,593,368
Sanofi-Aventis SA, ADR	36,097	1,348,584
Santen Pharmaceutical Co., Ltd.	46,300	1,389,644

Pharmaceuticals Total		14,087,270

Health Care Total		18,615,888

	Shares	Value ($)
Industrials – 12.1%
Air Freight & Logistics – 0.7%
Yamato Holdings Co., Ltd.	80,300	1,128,615

Air Freight & Logistics Total		1,128,615

Building Products – 1.0%
Asahi Glass Co., Ltd.	156,000	1,757,065

Building Products Total		1,757,065

Commercial Services & Supplies – 0.9%
Toppan Printing Co., Ltd.	180,000	1,624,987

Commercial Services & Supplies Total		1,624,987

Construction & Engineering – 1.4%
Impregilo SpA	234,843	811,215
JGC Corp.	85,000	1,516,526

Construction & Engineering Total		2,327,741

Electrical Equipment – 3.6%
ABB Ltd., Registered Shares (a)	74,929	1,636,585
Alstom SA	22,073	1,376,462
Mitsubishi Electric Corp.	97,000	891,250
Schneider Electric SA	9,944	1,166,337
Sumitomo Electric Industries Ltd.	96,600	1,184,122

Electrical Equipment Total		6,254,756

Industrial Conglomerates – 1.5%
Koninklijke Philips Electronics NV	50,317	1,613,386
Siemens AG, Registered Shares	9,538	955,238

Industrial Conglomerates Total		2,568,624

Machinery – 1.0%
MAN SE	21,417	1,792,888

Machinery Total		1,792,888

Marine – 1.0%
A.P. Moller – Maersk A/S, Class B	227	1,729,744

Marine Total		1,729,744

Professional Services – 0.6%
Atkins WS PLC	101,044	950,672

Professional Services Total		950,672

Transportation Infrastructure – 0.4%
Zhejiang Expressway Co., Ltd., Class H	762,000	687,976

Transportation Infrastructure Total		687,976

Industrials Total		20,823,068

Information Technology – 6.4%
Computers & Peripherals – 0.6%
Wistron Corp.	595,000	1,081,035

Computers & Peripherals Total		1,081,035

See Accompanying Notes to Financial Statements.

Columbia International Growth Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Electronic Equipment, Instruments & Components – 1.7%
FUJIFILM Holdings Corp.	59,200	2,038,977
Murata Manufacturing Co., Ltd.	16,500	937,159

Electronic Equipment, Instruments & Components Total		2,976,136

Internet Software & Services – 1.2%
Tencent Holdings Ltd.	97,800	1,961,227

Internet Software & Services Total		1,961,227

IT Services – 0.9%
Redecard SA	86,600	1,602,126

IT Services Total		1,602,126

Semiconductors & Semiconductor Equipment – 0.9%
Shinko Electric Industries Co., Ltd.	95,300	1,473,995

Semiconductors & Semiconductor Equipment Total		1,473,995

Software – 1.1%
Autonomy Corp. PLC (a)	69,244	1,915,567

Software Total		1,915,567

Information Technology Total		11,010,086

Materials – 15.2%
Chemicals – 3.0%
Hitachi Chemical Co., Ltd.	78,700	1,700,438
Nitto Denko Corp.	50,100	1,945,267
Syngenta AG, Registered Shares	5,559	1,543,698

Chemicals Total		5,189,403

Construction Materials – 0.5%
PT Indocement Tunggal Prakarsa Tbk	506,000	792,406

Construction Materials Total		792,406

Containers & Packaging – 0.9%
Smurfit Kappa Group PLC (a)	188,487	1,570,440

Containers & Packaging Total		1,570,440

Metals & Mining – 10.8%
Anglo American PLC (a)	61,871	2,698,375
Antofagasta PLC	143,446	2,263,863
BHP Billiton PLC	208,616	7,154,586
Eurasian Natural Resources Corp. PLC	126,401	2,286,416
Rio Tinto Ltd.	57,858	4,162,522

Metals & Mining Total		18,565,762

Materials Total		26,118,011

	Shares	Value ($)
Telecommunication Services – 3.5%
Diversified Telecommunication Services – 2.1%
Tele2 AB, Class B	80,873	1,349,638
Telefonica SA	94,678	2,242,961

Diversified Telecommunication Services Total		3,592,599

Wireless Telecommunication Services – 1.4%
Mobile TeleSystems OJSC, ADR	19,924	1,105,782
Softbank Corp.	57,800	1,423,825

Wireless Telecommunication Services Total		2,529,607

Telecommunication Services Total		6,122,206

Utilities – 2.4%
Gas Utilities – 0.7%
PT Perusahaan Gas Negara Tbk	2,443,000	1,141,024

Gas Utilities Total		1,141,024

Independent Power Producers & Energy Traders – 1.0%
International Power PLC	369,327	1,787,286

Independent Power Producers & Energy Traders Total		1,787,286

Multi-Utilities – 0.7%
RWE AG	12,947	1,147,139

Multi-Utilities Total		1,147,139

Utilities Total		4,075,449

Total Common Stocks (cost of $137,124,487)		166,002,432

Preferred Stock – 0.9%

Consumer Staples – 0.9%
Household Products – 0.9%
Henkel AG & Co. KgaA	29,998	1,615,000

Household Products Total		1,615,000

Consumer Staples Total		1,615,000

Total Preferred Stock (cost of $1,542,228)		1,615,000

See Accompanying Notes to Financial Statements.

Columbia International Growth Fund

March 31, 2010

Investment Companies – 1.6%

	Shares	Value ($)
iShares FTSE/Xinhua China 25 Index Fund	22,622	952,386
iShares MSCI EAFE Index Fund	32,778	1,835,568

Total Investment Companies (cost of $2,406,401)		2,787,954

Total Investments – 99.1% (cost of $141,073,116) (c)		170,405,386

Other Assets & Liabilities, Net – 0.9%		1,465,401

Net Assets – 100.0%		171,870,787

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	All or a portion of this security is pledged as collateral for open written options contracts.

(c)	Cost for federal income tax purposes is $143,169,595.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$2,682,564	$17,394,081	$—	$20,076,645
Consumer Staples	3,841,876	23,258,530	—	27,100,406
Energy	2,062,062	4,071,553	—	6,133,615
Financials	3,084,082	22,842,976	—	25,927,058
Health Care	3,585,700	15,030,188	—	18,615,888
Industrials	—	20,823,068	—	20,823,068
Information Technology	1,602,126	9,407,960	—	11,010,086
Materials	—	26,118,011	—	26,118,011
Telecommunication Services	1,105,782	5,016,424	—	6,122,206
Utilities	—	4,075,449	—	4,075,449

Total Common Stocks	17,964,192	148,038,240	—	166,002,432

Total Preferred Stock	—	1,615,000	—	1,615,000

Total Investment Companies	2,787,954	—	—	2,787,954

Total Investments	20,752,146	149,653,240	—	170,405,386

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	355,745	—	355,745

Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(152,829)	—	(152,829)

Value of written call options contracts	(8,432)	—	—	(8,432)

Total	$20,743,714	$149,856,156	$—	$170,599,870

The Fund’s assets assigned to Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the Fund had the following written call option contracts:

Equity Risk

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Amgen, Inc.	$62.5	187	04/17/10	$7,564	$(3,927)
Bank of Ireland ADR	10.0	105	04/17/10	1,580	(1,580)
Polo Ralph Lauren Corp.	90.0	117	04/17/10	3,297	(2,925)

Total written call options (proceeds $12,441)					$(8,432)

For the year ended March 31, 2010, transactions in written option contracts were as follows:

	Number of Contracts	Premium Received
Options outstanding at March 31, 2009	—	$—
Options written	1,877	79,192
Options terminated in closing purchase transactions	(491)	(23,629)
Options exercised	—	—
Options expired	(977)	(43,122)

Options outstanding at March 31, 2010	409	$12,441

Forward foreign currency exchange contracts outstanding at March 31, 2010 are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$5,369,636	$5,248,210	06/01/10	$121,426
BRL	517,388	520,460	06/01/10	(3,072)
CHF	4,498,519	4,406,871	06/01/10	91,648
EUR	5,860,716	5,873,605	06/01/10	(12,889)
GBP	2,366,507	2,345,928	06/01/10	20,579
NOK	929,896	940,393	06/01/10	(10,497)
SEK	2,807,604	2,831,480	06/01/10	(23,876)
SGD	1,757,298	1,755,802	06/01/10	1,496

				$184,815

See Accompanying Notes to Financial Statements.

Columbia International Growth Fund

March 31, 2010

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	$2,630,843	$2,590,849	06/01/10	$(39,994)
CAD	3,411,541	3,363,521	06/01/10	(48,020)
DKK	3,409,889	3,435,837	06/01/10	25,948
GBP	1,017,901	1,011,615	06/01/10	(6,286)
JPY	1,883,248	1,977,896	06/01/10	94,648
TWD	2,137,787	2,129,592	06/01/10	(8,195)

				$18,101

The Fund was invested in the following countries at March 31, 2010:

Summary of Securities by Country (Unaudited)	Value	% of Total Investments
Japan	$38,131,981	22.4
United Kingdom	35,322,039	20.7
Switzerland	18,924,647	11.1
Netherlands	10,263,773	6.1
Australia	9,425,268	5.5
Spain	7,462,774	4.4
United States*	7,178,825	4.2
France	6,984,707	4.1
Germany	6,673,277	3.9
Denmark	5,793,379	3.4
Canada	3,974,700	2.3
China	3,601,590	2.1
Sweden	3,369,575	2.0
Hong Kong	1,972,039	1.2
Indonesia	1,933,430	1.1
Ireland	1,901,557	1.1
Taiwan	1,890,557	1.1
Brazil	1,602,126	0.9
Russia	1,105,782	0.6
India	824,636	0.5
Italy	811,216	0.5
Greece	787,298	0.5
Singapore	470,210	0.3

	$170,405,386	100.0

* Includes investment companies.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Pacific/Asia Fund

March 31, 2010

Common Stocks – 97.1%

	Shares	Value ($)
Consumer Discretionary – 11.2%
Auto Components – 1.1%
Nippon Seiki Co., Ltd.	16,000	189,111
Stanley Electric Co., Ltd.	8,200	159,018

Auto Components Total		348,129

Automobiles – 4.9%
Dongfeng Motor Group Co., Ltd., Class H	184,000	298,599
Honda Motor Co., Ltd.	11,600	409,456
Nissan Motor Co., Ltd. (a)	43,500	372,698
Toyota Motor Corp.	12,000	480,693

Automobiles Total		1,561,446

Leisure Equipment & Products – 0.8%
Altek Corp.	139,423	245,411

Leisure Equipment & Products Total		245,411

Media – 0.9%
Daiichikosho Co., Ltd.	20,800	268,315

Media Total		268,315

Specialty Retail – 1.3%
Autobacs Seven Co., Ltd.	7,400	236,271
USS Co., Ltd.	2,580	175,238

Specialty Retail Total		411,509

Textiles, Apparel & Luxury Goods – 2.2%
LG Fashion Corp.	11,340	278,627
Weiqiao Textile Co., Ltd., Class H	189,572	149,914
Youngone Corp.	35,138	278,880

Textiles, Apparel & Luxury Goods Total		707,421

Consumer Discretionary Total		3,542,231

Consumer Staples – 5.5%
Food & Staples Retailing – 2.9%
Lianhua Supermarket Holdings Co., Ltd., Class H	89,017	322,166
Matsumotokiyoshi Holdings Co., Ltd.	10,900	246,588
Seven & I Holdings Co., Ltd.	14,700	355,196

Food & Staples Retailing Total		923,950

Food Products – 1.1%
Balrampur Chini Mills Ltd.	57,003	116,495
China Milk Products Group Ltd. (a)(b)	595,000	76,557
Toyo Suisan Kaisha Ltd.	5,900	152,596

Food Products Total		345,648

	Shares	Value ($)
Personal Products – 0.8%
Mandom Corp.	8,900	242,754

Personal Products Total		242,754

Tobacco – 0.7%
Japan Tobacco, Inc.	59	219,617

Tobacco Total		219,617

Consumer Staples Total		1,731,969

Energy – 4.9%
Energy Equipment & Services – 0.8%
Shinko Plantech Co., Ltd.	28,600	253,298

Energy Equipment & Services Total		253,298

Oil, Gas & Consumable Fuels – 4.1%
AWE Ltd. (a)	87,720	218,950
China Shenhua Energy Co., Ltd., Class H	25,000	107,544
CNOOC Ltd.	188,000	308,480
Oil & Natural Gas Corp., Ltd.	12,731	309,817
Yanzhou Coal Mining Co., Ltd., Class H	150,000	359,726

Oil, Gas & Consumable Fuels Total		1,304,517

Energy Total		1,557,815

Financials – 27.0%
Capital Markets – 1.5%
Macquarie Group Ltd.	4,467	193,684
Tokai Tokyo Financial Holdings	69,000	287,838

Capital Markets Total		481,522

Commercial Banks – 16.1%
Australia & New Zealand Banking Group Ltd.	6,822	158,759
Bangkok Bank PCL, Foreign Registered Shares	72,000	292,810
Bank of Baroda	26,324	376,287
Bank of China Ltd., Class H	871,000	463,307
Commonwealth Bank of Australia	11,764	607,664
Daegu Bank	16,210	217,050
DBS Group Holdings Ltd.	41,000	419,100
Fukuoka Financial Group, Inc.	65,000	276,019
Industrial & Commercial Bank of China, Class H	531,100	405,631
Mitsubishi UFJ Financial Group, Inc.	21,700	113,734
National Australia Bank Ltd.	5,686	143,593
Siam Commercial Bank PCL, Foreign Registered Shares	91,600	260,622

See Accompanying Notes to Financial Statements.

Columbia Pacific/Asia Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Financials (continued)
Commercial Banks (continued)
Sumitomo Mitsui Financial Group, Inc.	8,600	284,244
Sumitomo Trust & Banking Co., Ltd.	47,400	277,839
Union Bank of India	28,711	187,378
Westpac Banking Corp.	24,782	633,115

Commercial Banks Total		5,117,152

Consumer Finance – 1.0%
Hitachi Capital Corp.	15,800	224,942
ORIX Corp.	1,090	96,653

Consumer Finance Total		321,595

Insurance – 2.7%
Dai-ichi Mutual Life Insurance Co. (a)(b)	50	79,153
Dongbu Insurance Co., Ltd.	10,870	310,311
Hyundai Marine & Fire Insurance Co., Ltd.	12,720	205,732
QBE Insurance Group Ltd.	14,379	274,849

Insurance Total		870,045

Real Estate Investment Trusts (REITs) – 0.8%
Japan Retail Fund Investment Corp.	214	251,792

Real Estate Investment Trusts (REITs) Total		251,792

Real Estate Management & Development – 4.2%
Ho Bee Investment Ltd.	224,000	288,216
Hongkong Land Holdings Ltd.	60,000	304,200
Huaku Development Co., Ltd.	115,000	298,381
Sinolink Worldwide Holdings Ltd.	1,459,854	248,190
Swire Pacific Ltd., Class A	14,700	176,739

Real Estate Management & Development Total		1,315,726

Thrifts & Mortgage Finance – 0.7%
LIC Housing Finance Ltd.	10,586	206,191

Thrifts & Mortgage Finance Total		206,191

Financials Total		8,564,023

Health Care – 2.8%
Health Care Providers & Services – 1.4%
As One Corp.	9,100	159,924
Miraca Holdings, Inc.	9,800	298,748

Health Care Providers & Services Total		458,672

Pharmaceuticals – 1.4%
Astellas Pharma, Inc.	5,700	206,380
Santen Pharmaceutical Co., Ltd.	7,800	234,109

Pharmaceuticals Total		440,489

Health Care Total		899,161

	Shares	Value ($)
Industrials – 12.8%
Building Products – 0.7%
Asahi Glass Co., Ltd.	21,000	236,528

Building Products Total		236,528

Commercial Services & Supplies – 0.8%
Aeon Delight Co., Ltd.	17,400	244,557

Commercial Services & Supplies Total		244,557

Construction & Engineering – 3.8%
COMSYS Holdings Corp.	12,400	120,034
CTCI Corp.	193,000	201,460
Macmahon Holdings Ltd.	421,303	282,224
Monadelphous Group Ltd.	12,539	176,048
NEC Networks & System Integration Corp.	21,900	290,235
Toyo Engineering Corp.	36,000	138,240

Construction & Engineering Total		1,208,241

Electrical Equipment – 3.0%
Bharat Heavy Electricals Ltd.	2,757	146,094
Harbin Power Equipment Co., Ltd., Class H	186,000	153,558
I-Sheng Electric Wire & Cable Co., Ltd.	151,000	287,660
Sumitomo Electric Industries Ltd.	28,500	349,353

Electrical Equipment Total		936,665

Machinery – 0.9%
Sintokogio Ltd.	35,800	297,535

Machinery Total		297,535

Road & Rail – 0.6%
Transport International Holdings Ltd.	54,121	188,901

Road & Rail Total		188,901

Trading Companies & Distributors – 2.6%
ITOCHU Corp.	50,000	438,015
Mitsubishi Corp.	14,500	379,987

Trading Companies & Distributors Total		818,002

Transportation Infrastructure – 0.4%
Zhejiang Expressway Co., Ltd., Class H	132,000	119,177

Transportation Infrastructure Total		119,177

Industrials Total		4,049,606

Information Technology – 13.8%
Computers & Peripherals – 0.9%
Wistron Corp.	164,631	299,112

Computers & Peripherals Total		299,112

See Accompanying Notes to Financial Statements.

Columbia Pacific/Asia Fund

March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Electronic Equipment, Instruments & Components – 2.8%
FUJIFILM Holdings Corp.	9,300	320,312
HON HAI Precision Industry Co., Ltd.	71,745	310,628
Venture Corp., Ltd.	43,000	268,030

Electronic Equipment, Instruments & Components Total		898,970

Internet Software & Services – 1.1%
Tencent Holdings Ltd.	16,700	334,893

Internet Software & Services Total		334,893

Office Electronics – 1.7%
Canon, Inc.	11,600	537,255

Office Electronics Total		537,255

Semiconductors & Semiconductor Equipment – 5.0%
Macronix International	578,000	382,203
Samsung Electronics Co., Ltd.	1,031	745,378
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	17,934	188,128
United Microelectronics Corp., ADR (a)	72,129	271,205

Semiconductors & Semiconductor Equipment Total		1,586,914

Software – 2.3%
Nintendo Co., Ltd.	1,300	435,234
NSD Co., Ltd.	24,700	296,696

Software Total		731,930

Information Technology Total		4,389,074

Materials – 10.9%
Chemicals – 3.5%
Capro Corp. (a)	26,550	253,427
Hitachi Chemical Co., Ltd.	14,000	302,492
Kansai Paint Co., Ltd.	37,000	301,573
Nitto Denko Corp.	6,100	236,849

Chemicals Total		1,094,341

Containers & Packaging – 0.8%
Cheng Loong Corp. (a)	609,000	242,580

Containers & Packaging Total		242,580

Metals & Mining – 6.6%
BHP Billiton Ltd.	20,669	826,768
China Zhongwang Holdings Ltd. (a)	214,800	188,124
Eurasian Natural Resources Corp. PLC	18,075	326,951
Freeport-McMoRan Copper & Gold, Inc. (c)	2,777	231,991

	Shares	Value ($)
Rio Tinto Ltd.	2,107	151,585
Tokyo Steel Manufacturing Co., Ltd.	8,500	106,466
Yamato Kogyo Co., Ltd.	8,300	275,660

Metals & Mining Total		2,107,545

Materials Total		3,444,466

Telecommunication Services – 4.3%
Diversified Telecommunication Services – 2.3%
Chunghwa Telecom Co. Ltd., ADR	15,081	293,024
Nippon Telegraph & Telephone Corp.	8,200	345,577
Telecom Corp. of New Zealand Ltd.	69,610	107,301

Diversified Telecommunication Services Total		745,902

Wireless Telecommunication Services – 2.0%
China Mobile Ltd., ADR	3,001	144,408
SK Telecom Co., Ltd.	717	109,947
Softbank Corp.	15,100	371,968

Wireless Telecommunication Services Total		626,323

Telecommunication Services Total		1,372,225

Utilities – 3.9%
Gas Utilities – 2.4%
PT Perusahaan Gas Negara Tbk	415,000	193,829
Tokyo Gas Co., Ltd.	67,000	295,262
Xinao Gas Holdings Ltd.	102,000	260,641

Gas Utilities Total		749,732

Independent Power Producers & Energy Traders – 0.6%
Energy Development Corp.	1,769,000	195,729

Independent Power Producers & Energy Traders Total		195,729

Water Utilities – 0.9%
Guangdong Investment Ltd.	544,000	294,272

Water Utilities Total		294,272

Utilities Total		1,239,733

Total Common Stocks (cost of $25,733,660)		30,790,303

See Accompanying Notes to Financial Statements.

Columbia Pacific/Asia Fund

March 31, 2010

Investment Companies – 1.9%

	Shares	Value ($)
iShares MSCI Emerging Markets Index Fund	5,820	245,138
iShares MSCI Japan Index Fund	23,171	241,905
iShares MSCI Pacific ex-Japan Index Fund	2,833	121,791

Total Investment Companies (cost of $600,578)		608,834

Total Investments – 99.0% (cost of $26,334,238) (d)		31,399,137

Other Assets & Liabilities, Net – 1.0%		302,817

Net Assets – 100.0%		31,701,954

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2010, the value of these securities amounted to $155,710, which represents 0.05% of net assets.

(c)	All or a portion of this security is pledged as collateral for written options contracts.

(d)	Cost for federal income tax purposes is $27,045,129.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Consumer Discretionary	$—	$3,542,231	$—	$3,542,231
Consumer Staples	—	1,655,412	76,557	1,731,969
Energy	—	1,557,815	—	1,557,815
Financials	304,200	8,180,670	79,153	8,564,023
Health Care	—	899,161	—	899,161
Industrials	—	4,049,606	—	4,049,606
Information Technology	459,333	3,929,741	—	4,389,074
Materials	231,991	3,212,475	—	3,444,466
Telecommunication Services	437,432	934,793	—	1,372,225
Utilities	—	1,239,733	—	1,239,733

Total Common Stocks	1,432,956	29,201,637	155,710	30,790,303

Total Investment Companies	608,834	—	—	608,834

Total Investments	2,041,790	29,201,637	155,710	31,399,137

Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	56,956	—	56,956

Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	—	(28,860)	—	(28,860)

Value of Written Call Option Contracts	(195)	—	—	(195)

Total	$2,041,595	$29,229,733	$155,710	$31,427,038

The Fund’s assets assigned to Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the year ending March 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of March 31, 2009	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2010
Common Stocks
Consumer Staples	$—	$(3,017)	$(68,351)	$205,230	$(57,305)	$—	$—	$76,557
Financials	—	—	1,719	77,434	—	—	—	79,153

	$—	$(3,017)	$(66,632)	$282,664	$(57,305)	$—	$—	$155,710

See Accompanying Notes to Financial Statements.

Columbia Pacific/Asia Fund

March 31, 2010

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributed to securities owned at March 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $66,632. This amount is included in net changes in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the Fund held the following written call option contracts:

Equity Risk

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Freeport-McMoRan Copper & Gold, Inc. Total written call options (proceeds $195)	$95.0	13	04/17/10	$195	$(195)

For the year ended March 31, 2010, transactions in written option contracts were as follows:

	Number of Contracts	Premium Received
Options outstanding at March 31, 2009	—	$—
Options written	222	14,486
Options terminated in closing purchase transactions	(62)	(2,740)
Options exercised	(53)	(6,285)
Options expired	(94)	(5,266)

Options outstanding at March 31, 2010	13	$195

Forward foreign currency exchange contracts outstanding on March 31, 2010, are:

Foreign Exchange Rate Risk

Forward Foreign Currency Exchange Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$1,229,326	$1,201,526	06/01/10	$27,800
IDR	382,202	375,930	06/01/10	6,272
INR	258,965	254,298	06/01/10	4,667
JPY	113,928	119,654	06/01/10	(5,726)
MYR	595,091	578,088	06/01/10	17,003
NZD	161,361	160,147	06/01/10	1,214

				$51,230

Forward Foreign Currency Exchange Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
GBP	$344,357	$341,955	06/01/10	$(2,402)
KRW	104,770	103,410	06/01/10	(1,360)
NZD	239,918	231,032	06/01/10	(8,886)
PHP	129,722	126,887	06/01/10	(2,835)
SGD	165,796	165,655	06/01/10	(141)
THB	341,151	338,063	06/01/10	(3,088)
TWD	927,273	922,851	06/01/10	(4,422)

				$(23,134)

The Fund was invested in the following countries at March 31, 2010:

Summary of Securities by Country (Unaudited)	Value ($)	% of Total Investments
Japan	$13,113,956	41.8
China	3,986,998	12.7
Australia	3,667,240	11.7
Taiwan	3,019,791	9.6
Republic of Korea	2,399,353	7.6
India	1,342,262	4.3
Singapore	975,346	3.1
Hong Kong	918,030	2.9
United States*	598,920	1.9
Thailand	553,431	1.8
United Kingdom	326,951	1.0
Philippines	195,729	0.6
Indonesia	193,829	0.6
New Zealand	107,301	0.4

	$31,399,137	100.0

* Includes investment companies.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thailand Baht
TWD	New Taiwan Dollar

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Equity Funds

March 31, 2010

	($)	($)	($)	($)
	Columbia Blended Equity Fund	Columbia Energy and Natural Resources Fund	Columbia Mid Cap Core Fund	Columbia Select Large Cap Growth Fund
Assets
Unaffiliated investments, at identified cost	78,247,497	624,501,729	60,021,245	1,883,089,033
Affiliated investments, at identified cost	—	—	—	—

Total investments, at identified cost	78,247,497	624,501,729	60,021,245	1,883,089,033
Unaffiliated investments, at value	150,028,269	723,685,535	74,877,002	2,268,067,234
Affiliated investments, at value	—	—	—	—

Total investments, at value	150,028,269	723,685,535	74,877,002	2,268,067,234

Cash	945	680	—	265
Foreign currency (cost of $—, $—, $—, $—, $4,820, $—, $—, $1,178,617, $467,837 and $143,096, respectively)	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—
Receivable for:
Investments sold	—	8,876,853	—	—
Fund shares sold	2,032	1,081,021	208,199	16,778,987
Dividends	189,768	295,080	76,842	1,104,938
Interest	—	—	—	—
Foreign tax reclaims	—	—	—	508,794
Premium for written options	—	—	—	—
Expense reimbursement due from investment advisor	—	—	—	—
Trustees’ deferred compensation plan	7,965	13,692	6,890	20,579
Prepaid expenses	15,903	37,064	12,826	64,232
Other assets	—	—	—	—

Total Assets	150,244,882	733,989,925	75,181,759	2,286,545,029

Liabilities
Payable to custodian bank	—	—	415,569	—
Written options, at value (premium of $—, $—, $—, $—, $—, $—, $557,720, $-, $12,441 and $195, respectively)	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—
Expense reimbursement due to investment advisor	6,532	—	6,545	2,755
Payable for:
Investments purchased	—	42,877,294	—	4,459,913
Fund shares repurchased	221,436	743,815	299,136	1,805,801
Foreign capital gains taxes withheld	—	—	—	—
Investment advisory fee	96,709	343,698	41,701	1,124,772
Administration fee	14,415	74,385	5,739	266,544
Pricing and bookkeeping fees	5,859	11,806	4,906	11,746
Transfer agent fee	18,034	135,320	15,580	416,459
Trustees’ fees	2,455	1,757	1,663	1,637
Audit fee	29,075	29,075	32,175	31,175
Custody fee	1,977	3,230	1,034	6,452
Distribution and service fees	239	23,880	1,045	115,915
Chief compliance officer expenses	175	227	167	337
Reports to shareholders	10,712	21,913	22,888	46,335
Loan	—	—	—	—
Interest	—	118	1	—
Trustees’ deferred compensation plan	7,965	13,692	6,890	20,579
Other liabilities	9,298	7,546	7,244	6,327

Total Liabilities	424,881	44,287,756	862,283	8,316,747

Net Assets	149,820,001	689,702,169	74,319,476	2,278,228,282

See Accompanying Notes to Financial Statements.

($)	($)	($)	($)	($)	($)
Columbia Select Opportunities Fund	Columbia Select Small Cap Fund	Columbia Value and Restructuring Fund	Columbia Emerging Markets Fund	Columbia International Growth Fund	Columbia Pacific/ Asia Fund

91,383,940	472,222,008	5,078,451,019	240,329,457	141,073,116	26,334,238
—	—	243,836,862	—	—	—

91,383,940	472,222,008	5,322,287,881	240,329,457	141,073,116	26,334,238
123,299,842	624,726,300	6,839,218,858	403,708,001	170,405,386	31,399,137
—	—	356,559,000	—	—	—

123,299,842	624,726,300	7,195,777,858	403,708,001	170,405,386	31,399,137

698	354	96,752	1,991	—	—
4,854	—	—	1,178,673	467,899	143,208
—	—	—	—	355,745	56,956

1,265,950	—	6,304,919	4,662,162	527,784	1,172,994
20,741	843,180	7,819,916	142,266	108,912	54
101,688	116,700	6,361,000	561,584	612,455	172,054
—	—	838,194	—	—	—
10,752	—	178,960	—	311,167	—
—	—	—	—	1,580	195
9,425	—	—	—	—	18,958
8,728	13,121	122,295	13,953	10,391	5,520
14,529	37,447	464,009	49,332	29,171	6,715
—	—	11,177	—	1,925	—

124,737,207	625,737,102	7,217,975,080	410,317,962	172,832,415	32,975,791

—	—	—	—	129,749	275,151
—	—	593,000	—	8,432	195
—	—	—	—	152,829	28,860
—	—	—	59,361	21,553	—

581,111	—	—	3,137,735	174,526	822,098
295,094	1,049,266	12,786,389	506,210	123,230	12,412
—	—	—	1,069,092	—	46,140
84,533	396,438	3,596,243	389,759	141,810	20,567
14,021	68,187	888,259	61,532	27,171	2,309
6,850	11,254	12,356	10,291	7,310	5,582
8,122	132,517	1,530,571	69,393	44,508	3,885
1,827	2,355	8,063	2,022	2,485	1,350
30,075	31,175	36,375	25,738	33,650	23,838
8,299	4,048	53,565	128,023	20,144	11,284
530	8,222	149,566	2,602	296	505
177	217	899	203	183	157
17,424	42,649	295,366	71,932	41,532	7,184
—	—	7,800,000	—	—	—
—	—	3,402	453	—	—
8,728	13,121	122,295	13,953	10,391	5,520
5,738	7,878	99,019	19,361	21,829	6,800

1,062,529	1,767,327	27,975,368	5,567,660	961,628	1,273,837

123,674,678	623,969,775	7,189,999,712	404,750,302	171,870,787	31,701,954

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Equity Funds

March 31, 2010

	($)		($)	($)	($)
	Columbia Blended Equity Fund		Columbia Energy and Natural Resources Fund	Columbia Mid Cap Core Fund	Columbia Select Large Cap Growth Fund
Net Assets Consist of
Paid-in capital	71,670,749		708,036,879	60,221,761	2,171,049,281
Undistributed (overdistributed) net investment income	145,948		337,918	(6,233)	(17,961)
Accumulated net realized gain (loss)	6,222,532		(117,856,590)	(751,809)	(277,781,239)
Net unrealized appreciation (depreciation) on:
Investments	71,780,772		99,183,806	14,855,757	384,978,201
Foreign currency translations	—		156	—	—
Written options	—		—	—	—
Foreign capital gains tax	—		—	—	—

Net Assets	149,820,001		689,702,169	74,319,476	2,278,228,282

Class A
Net assets	$330,342		$50,811,688	$949,426	$576,956,218
Shares outstanding	14,302		2,526,150	63,980	54,444,621
Net asset value per share(a)	$23.10		$20.11	$14.84	$10.60
Maximum sales charge	5.75%		5.75%	5.75%	5.75%
Maximum offering price per share(b)	$24.51		$21.34	$15.75	$11.25

Class C
Net assets	$197,598		$16,419,637	$257,385	$3,234,125
Shares outstanding	8,593		830,280	17,430	311,040
Net asset value and offering price per share(a)	$22.99	(c)	$19.78	$14.77	$10.40

Class R
Net assets	—		—	$1,218,984	$407,833
Shares outstanding	—		—	83,223	39,396
Net asset value, offering and redemption price per share	—		—	$14.65	$10.35

Class Z
Net assets	$149,292,061		$622,470,844	$71,893,681	$1,697,630,106
Shares outstanding	6,463,880		30,864,224	4,832,428	159,392,788
Net asset value, offering and redemption price per share	$23.10		$20.17	$14.88	$10.65

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Net asset value rounds to $23.00 per share due to fractional shares outstanding.

See Accompanying Notes to Financial Statements.

($)	($)	($)	($)	($)	($)
Columbia Select Opportunities Fund	Columbia Select Small Cap Fund	Columbia Value and Restructuring Fund	Columbia Emerging Markets Fund	Columbia International Growth Fund	Columbia Pacific/ Asia Fund

203,491,662	605,126,015	6,962,905,357	228,980,771	282,086,824	50,259,114

36,580	(11,483)	3,439,148	(1,604,394)	2,960,574	661,843
(111,770,262)	(133,649,049)	(1,649,783,627)	15,051,397	(142,721,168)	(24,264,230)

31,915,902	152,504,292	1,873,489,977	163,378,544	29,332,270	5,064,899
796	—	(15,863)	13,076	208,278	26,468
—	—	(35,280)	—	4,009	—
—	—	—	(1,069,092)	—	(46,140)

123,674,678	623,969,775	7,189,999,712	404,750,302	171,870,787	31,701,954

$1,371,845	$15,281,335	$291,654,967	$6,362,012	$395,908	$813,684
115,717	1,037,038	6,527,123	564,603	29,726	106,435
$11.86	$14.74	$44.68	$11.27	$13.32	$7.64
5.75%	5.75%	5.75%	5.75%	5.75%	5.75%
$12.58	$15.64	$47.41	$11.96	$14.13	$8.11

$264,280	$1,090,340	$74,879,848	$1,539,550	$249,659	$359,138
22,525	75,421	1,678,934	137,398	18,876	47,530
$11.73	$14.46	$44.60	$11.21	$13.23	$7.56

—	$9,794,559	$58,119,797	—	—	—
—	681,050	1,302,072	—	—	—
—	$14.38	$44.64	—	—	—

$122,038,553	$597,803,541	$6,765,345,100	$396,848,740	$171,225,220	$30,529,132
10,293,884	40,376,993	151,501,299	35,236,665	12,810,334	3,971,762
$11.86	$14.81	$44.66	$11.26	$13.37	$7.69

See Accompanying Notes to Financial Statements.

Statements of Operations – Equity Funds

For the Year Ended March 31, 2010

	$	$	$	$
	Columbia Blended Equity Fund	Columbia Energy and Natural Resources Fund	Columbia Mid Cap Core Fund	Columbia Select Large Cap Growth Fund
Investment Income
Dividends	2,951,482	6,692,337	1,203,393	11,082,241
Interest	27,599	28,519	172	141,029
Foreign taxes withheld	(19,739)	(174,439)	(2,118)	(342,515)

Total Investment Income	2,959,342	6,546,417	1,201,447	10,880,755

Expenses
Investment advisory fee	1,165,707	3,382,995	488,998	10,061,635
Administration fee	171,827	723,263	63,556	2,127,779
Distribution fee:
Class C	1,144	89,532	1,466	14,917
Class R	—	—	6,903	618
Service fee:
Class A	542	95,419	1,429	769,303
Class C	381	29,844	489	4,972
Pricing and bookkeeping fees	65,325	123,403	51,983	140,511
Transfer agent fee	71,464	807,854	73,744	2,280,152
Trustees’ fees	14,150	30,708	20,566	62,208
Custody fee	3,930	18,749	12,524	33,491
Registration fees	30,165	67,684	39,927	143,031
Audit fee	34,958	35,036	37,998	36,939
Reports to shareholders	36,605	141,459	45,072	211,943
Chief compliance officer expenses	651	717	634	1,171
Other expenses	30,545	67,815	22,927	145,510

Expenses before interest expense	1,627,394	5,614,478	868,216	16,034,180

Interest expense	537	1,349	40	—

Total Expenses	1,627,931	5,615,827	868,256	16,034,180
Fees waived or expenses reimbursed by investment advisor and/or administrator	(20,588)	—	(74,979)	—
Expense reductions	— *	(28)	—	(39)

Net Expenses	1,607,343	5,615,799	793,277	16,034,141

Net Investment Income (Loss)	1,351,999	930,618	408,170	(5,153,386)

*	Rounds to less than $1.00.

See Accompanying Notes to Financial Statements.

$	$	$	$	$	$
Columbia Select Opportunities Fund	Columbia Select Small Cap Fund	Columbia Value and Restructuring Fund	Columbia Emerging Markets Fund	Columbia International Growth Fund	Columbia Pacific/ Asia Fund

1,896,963	3,838,908	140,780,841	7,761,454	5,600,434	787,930
1,229	4,333	833,494	2,599	496	64
(43,927)	—	(3,246,235)	(849,935)	(447,948)	(58,793)

1,854,265	3,843,241	138,368,100	6,914,118	5,152,982	729,201

1,009,880	3,835,693	38,153,435	4,059,904	1,731,218	219,007
143,792	652,276	9,398,359	615,027	299,037	16,020

2,040	6,684	473,717	7,090	1,762	2,781
—	40,499	258,974	—	—	—

3,503	30,108	610,589	10,730	853	1,579
680	2,228	157,906	2,363	587	927
68,505	115,064	143,767	103,288	75,170	53,504
28,190	777,770	6,673,492	126,652	61,489	20,639
23,397	34,816	289,296	15,676	25,580	17,769
43,321	19,761	283,704	254,161	126,859	95,553
46,395	64,147	129,420	44,568	23,980	36,687
35,957	36,893	42,368	28,124	40,899	50,793
30,716	85,283	1,095,286	78,035	42,664	24,378
630	744	2,396	635	577	581
37,754	66,091	770,985	60,743	33,608	29,182

1,474,760	5,768,057	58,483,694	5,406,996	2,464,283	569,400

126	134	21,251	1,502	798	—

1,474,886	5,768,191	58,504,945	5,408,498	2,465,081	569,400

(206,732)	—	—	(133,614)	(156,078)	(131,463)
(1)	(3)	(2)	(2)	—	—

1,268,153	5,768,188	58,504,943	5,274,882	2,309,003	437,937

586,112	(1,924,947)	79,863,157	1,639,236	2,843,979	291,264

See Accompanying Notes to Financial Statements.

Statements of Operations (continued) – Equity Funds

For the Year Ended March 31, 2010

	$	$	$	$
	Columbia Blended Equity Fund	Columbia Energy and Natural Resources Fund	Columbia Mid Cap Core Fund	Columbia Select Large Cap Growth Fund
Net Realized and Unrealized Gain (Loss) on Investments, Written Options, Foreign Currency and Foreign Capital Gains Tax
Net realized gain (loss) on:
Unaffiliated investments	27,972,273	84,763,444	14,798,726	(19,265,914)
Affiliated investments	—	—	—	—
Foreign currency transactions and forward foreign currency exchange contracts	(52)	(39,340)	43	—
Written options	—	—	—	—

Net realized gain (loss)	27,972,221	84,724,104	14,798,769	(19,265,914)
Net change in unrealized appreciation (depreciation) on:
Investments	26,249,000	108,993,784	17,787,065	567,509,777
Foreign currency translations and forward foreign currency exchange contracts	87	38,916	(40)	—
Written options	—	—	—	—
Foreign capital gains tax	—	—	—	—

Net change in unrealized appreciation	26,249,087	109,032,700	17,787,025	567,509,777

Net Gain	54,221,308	193,756,804	32,585,794	548,243,863

Net Increase Resulting from Operations	55,573,307	194,687,422	32,993,964	543,090,477

*	Rounds to less than $1.00.

See Accompanying Notes to Financial Statements.

$	$	$	$	$	$
Columbia Select Opportunities Fund	Columbia Select Small Cap Fund	Columbia Value and Restructuring Fund	Columbia Emerging Markets Fund	Columbia International Growth Fund	Columbia Pacific/ Asia Fund

20,133,601	(9,941,861)	(321,064,474)	50,632,786	(4,438,402)	(311,038)
—	—	(2,891,068)	—	—	—

(22,548)	—	(137,020)	(299,400)	429,113	281,854
—	—	—	—	64,927	5,266

20,111,053	(9,941,861)	(324,092,562)	50,333,386	(3,944,362)	(23,918)

40,437,223	239,917,915	3,334,313,839	134,702,413	70,677,574	13,417,418

9,363	—	3,553	27,745	(61,524)	(17,430)
—	—	(35,280)	—	4,009	—
—	—	—	(1,019,546)	—	(46,140)

40,446,586	239,917,915	3,334,282,112	133,710,612	70,620,059	13,353,848

60,557,639	229,976,054	3,010,189,550	184,043,998	66,675,697	13,329,930

61,143,751	228,051,107	3,090,052,707	185,683,234	69,519,676	13,621,194

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Equity Funds

Increase (Decrease) in Net Assets	Columbia Blended Equity Fund		Columbia Energy and Natural Resources Fund
	Year Ended March 31,		Year Ended March 31,
	2010 ($)	2009 ($)	2010 ($)	2009 ($)
Operations
Net investment income (loss)	1,351,999	1,885,312	930,618	579,329
Net realized gain (loss) on investments, written options, foreign currency transactions and forward foreign currency exchange contracts	27,972,221	(21,792,871)	84,724,104	(200,239,054)
Net change in unrealized appreciation (depreciation) on investments, written options, foreign currency translations and forward foreign currency exchange contracts	26,249,087	(82,621,897)	109,032,700	(127,871,834)

Net increase (decrease) resulting from operations	55,573,307	(102,529,456)	194,687,422	(327,531,559)

Distributions to Shareholders
From net investment income:
Class A	(1,301)	(474)	(29,443)	—
Class C	(166)	(19)	—	—
Class R	—	—	—	—
Class Z	(1,357,618)	(1,756,076)	(1,492,249)	—
From net realized gains:
Class A	—	(1,523)	—	(213,683)
Class C	—	(2,089)	—	(49,859)
Class R	—	—	—	—
Class Z	—	(21,465,963)	—	(11,867,954)

Total distributions to shareholders	(1,359,085)	(23,226,144)	(1,521,692)	(12,131,496)

Net Capital Stock Transactions	(44,530,682)	(26,011,260)	135,524,840	(18,201,727)
Increase from regulatory settlements	25,685	—	35,194	—

Total increase (decrease) in net assets	9,709,225	(151,766,860)	328,725,764	(357,864,782)

Net Assets
Beginning of period	140,110,776	291,877,636	360,976,405	718,841,187
End of period	149,820,001	140,110,776	689,702,169	360,976,405
Undistributed (overdistributed) net investment income at end of period	145,948	127,402	337,918	516,042

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Core Fund		Columbia Select Large Cap Growth Fund		Columbia Select Opportunities Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2010 ($)	2009 ($)	2010 ($)	2009 ($)	2010 ($)	2009 ($)

408,170	931,792	(5,153,386)	(3,690,244)	586,112	2,255,306

14,798,769	(15,557,397)	(19,265,914)	(177,939,043)	20,111,053	(131,808,483)

17,787,025	(80,732,239)	567,509,777	(309,588,130)	40,446,586	(46,488,945)

32,993,964	(95,357,844)	543,090,477	(491,217,417)	61,143,751	(176,042,122)

(3,177)	(876)	—	—	(4,009)	(10,165)
(364)	(144)	—	—	(52)	(914)
(5,914)	(5,496)	—	—	—	—
(531,441)	(793,378)	—	—	(620,288)	(2,305,877)

—	(59)	—	—	—	(20,990)
—	(43)	—	—	—	(2,859)
—	(4,852)	—	—	—	—
—	(546,197)	—	—	—	(5,524,841)

(540,896)	(1,351,045)	—	—	(624,349)	(7,865,646)

(23,083,544)	(85,989,212)	917,467,650	367,737,435	(72,650,116)	(69,072,002)
—	—	—	13,882	—	—

9,369,524	(182,698,101)	1,460,558,127	(123,466,100)	(12,130,714)	(252,979,770)

64,949,952	247,648,053	817,670,155	941,136,255	135,805,392	388,785,162
74,319,476	64,949,952	2,278,228,282	817,670,155	123,674,678	135,805,392

(6,233)	99,722	(17,961)	(6,634)	36,580	97,364

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Equity Funds

Increase (Decrease) in Net Assets	Columbia Select Small Cap Fund		Columbia Value and Restructuring Fund
	Year Ended March 31,		Year Ended March 31,
	2010 ($)	2009 ($)	2010 ($)	2009 ($)
Operations
Net investment income (loss)	(1,924,947)	(1,726,692)	79,863,157	112,153,414
Net realized gain (loss) on investments, written options, foreign currency transactions and forward foreign currency exchange contracts	(9,941,861)	(122,425,320)	(324,092,562)	(1,176,931,945)
Net change in unrealized appreciation (depreciation) on investments, written options, foreign currency translations forward foreign currency exchange contracts and foreign capital gains tax	239,917,915	(155,761,126)	3,334,282,112	(3,893,787,563)

Net increase (decrease) resulting from operations	228,051,107	(279,913,138)	3,090,052,707	(4,958,566,094)

Distributions to Shareholders
From net investment income:
Class A	—	—	(2,386,455)	(2,899,712)
Class C	—	—	(271,834)	(292,782)
Class R	—	—	(411,525)	(480,565)
Class Z	—	—	(73,975,594)	(108,747,976)
From net realized gains:
Class A	—	(303,623)	—	(83,311)
Class C	—	(70,804)	—	(18,779)
Class R	—	(241,850)	—	(18,992)
Class Z	—	(20,518,422)	—	(3,904,858)

Total distributions to shareholders	—	(21,134,699)	(77,045,408)	(116,446,975)

Net Capital Stock Transactions	60,662,968	(52,896,968)	(416,549,708)	563,439,037

Redemption fees	—	—	—	—
Increase from regulatory settlements	18,764	146,495	11,049	47,297

Total increase (decrease) in net assets	288,732,839	(353,798,310)	2,596,468,640	(4,511,526,735)

Net Assets
Beginning of period	335,236,936	689,035,246	4,593,531,072	9,105,057,807
End of period	623,969,775	335,236,936	7,189,999,712	4,593,531,072
Undistributed (overdistributed) net investment income at end of period	(11,483)	(5,567)	3,439,148	841,775

See Accompanying Notes to Financial Statements.

Columbia Emerging Markets Fund		Columbia International Growth Fund		Columbia Pacific/Asia Fund
Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
2010 ($)	2009 ($)	2010 ($)	2009 ($)	2010 ($)	2009 ($)

1,639,236	5,544,814	2,843,979	7,046,287	291,264	882,424

50,333,386	(36,231,703)	(3,944,362)	(139,221,928)	(23,918)	(23,610,363)

133,710,612	(315,836,860)	70,620,059	(105,883,949)	13,353,848	(8,320,223)

185,683,234	(346,523,749)	69,519,676	(238,059,590)	13,621,194	(31,048,162)

(66,797)	—	(2,219)	(289)	(1,477)	(594)
(3,149)	—	—	(19)	—	(45)
—	—	—	—	—	—
(6,656,120)	—	(2,044,589)	(1,132,296)	(176,814)	(480,114)

—	(513,878)	—	(3,433)	—	(5,615)
—	(84,665)	—	(602)	—	(1,401)
—	—	—	—	—	—
—	(137,101,297)	—	(35,191,377)	—	(14,738,370)

(6,726,066)	(137,699,840)	(2,046,808)	(36,328,016)	(178,291)	(15,226,139)

(12,813,894)	(293,665,421)	(61,841,910)	(195,593,367)	(6,755,455)	(46,647,878)

36,026	55,618	4,246	9,839	1,523	576
—	—	6,592	150,489	79,506	—

166,179,300	(777,833,392)	5,641,796	(469,820,645)	6,768,477	(92,921,603)

238,571,002	1,016,404,394	166,228,991	636,049,636	24,933,477	117,855,080
404,750,302	238,571,002	171,870,787	166,228,991	31,701,954	24,933,477

(1,604,394)	2,957,245	2,960,574	1,542,970	661,843	105,370

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Blended Equity Fund
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	10,354	209,806	13,948	264,716
Distributions reinvested	63	1,301	84	1,996
Redemptions	(6,070)	(112,326)	(4,425)	(90,083)

Net increase	4,347	98,781	9,607	176,629
Class C
Subscriptions	5,947	115,992	3,298	69,597
Distributions reinvested	8	166	79	2,108
Redemptions	(914)	(18,453)	(173)	(2,626)

Net increase	5,041	97,705	3,204	69,079
Class Z
Subscriptions	143,841	2,878,240	1,069,699	25,352,681
Distributions reinvested	35,666	732,311	461,476	12,021,012
Redemptions	(2,348,440)	(48,337,719)	(3,046,571)	(63,630,661)

Net decrease	(2,168,933)	(44,727,168)	(1,515,396)	(26,256,968)

See Accompanying Notes to Financial Statements.

	Columbia Energy and Natural Resources Fund
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,143,325	38,526,042	1,521,512	31,235,608
Distributions reinvested	1,416	27,178	6,524	202,507
Redemptions	(854,735)	(15,782,330)	(500,903)	(9,514,854)

Net increase	1,290,006	22,770,890	1,027,133	21,923,261
Class C
Subscriptions	567,011	9,991,562	499,658	9,008,275
Distributions reinvested	—	—	1,512	46,686
Redemptions	(170,392)	(3,063,346)	(123,945)	(2,327,141)

Net increase	396,619	6,928,216	377,225	6,727,820
Class Z
Subscriptions	13,600,915	243,040,391	10,770,648	238,912,602
Distributions reinvested	66,461	1,134,656	318,342	9,884,506
Redemptions	(7,573,801)	(138,349,313)	(14,257,674)	(295,649,916)

Net increase (decrease)	6,093,575	105,825,734	(3,168,684)	(46,852,808)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Mid Cap Core Fund
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	45,803	596,045	29,193	324,419
Distributions reinvested	239	3,065	92	917
Redemptions	(4,078)	(51,980)	(7,816)	(81,226)

Net increase	41,964	547,130	21,469	244,110
Class C
Subscriptions	12,753	157,220	7,728	79,136
Distributions reinvested	26	336	17	187
Redemptions	(2,407)	(33,583)	(1,234)	(13,294)

Net increase	10,372	123,973	6,511	66,029
Class R
Subscriptions	31,397	392,451	42,244	582,981
Distributions reinvested	478	5,914	763	10,348
Redemptions	(70,112)	(913,315)	(33,133)	(405,611)

Net increase (decrease)	(38,237)	(514,950)	9,874	187,718
Class Z
Subscriptions	711,424	9,171,822	911,865	14,180,439
Distributions reinvested	19,605	244,890	38,775	586,253
Redemptions	(2,553,498)	(32,656,409)	(7,724,000)	(101,253,761)

Net decrease	(1,822,469)	(23,239,697)	(6,773,360)	(86,487,069)

See Accompanying Notes to Financial Statements.

	Columbia Select Large Cap Growth Fund
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	47,897,150	443,726,537	13,464,242	95,140,472
Distributions reinvested	—	—	—	—
Redemptions	(5,418,094)	(51,525,015)	(1,688,190)	(12,586,524)

Net increase	42,479,056	392,201,522	11,776,052	82,553,948
Class C
Subscriptions	261,762	2,379,863	144,439	1,322,856
Distributions reinvested	—	—	—	—
Redemptions	(60,010)	(552,119)	(56,309)	(424,734)

Net increase	201,752	1,827,744	88,130	898,122
Class R
Subscriptions	46,478	447,608	21,445	229,371
Distributions reinvested	—	—	—	—
Redemptions	(10,458)	(104,160)	(20,076)	(138,787)

Net increase	36,020	343,448	1,369	90,584
Class Z
Subscriptions	83,327,961	776,672,199	70,056,832	674,697,263
Distributions reinvested	—	—	—	—
Redemptions	(27,391,554)	(253,577,263)	(49,639,020)	(390,502,482)

Net increase	55,936,407	523,094,936	20,417,812	284,194,781

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Select Opportunities Fund
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	32,593	309,616	245,159	3,043,457
Distributions reinvested	391	3,630	2,140	25,070
Redemptions	(61,202)	(640,846)	(126,113)	(1,000,311)

Net increase (decrease)	(28,218)	(327,600)	121,186	2,068,216

Class C
Subscriptions	1,369	12,703	51,047	626,053
Distributions reinvested	2	17	216	2,718
Redemptions	(10,480)	(102,888)	(21,565)	(175,467)

Net increase (decrease)	(9,109)	(90,168)	29,698	453,304

Class Z
Subscriptions	464,195	4,701,443	6,840,043	81,210,244
Distributions reinvested	14,787	141,090	192,085	2,503,567
Redemptions	(7,837,644)	(77,074,881)	(17,201,779)	(155,307,333)

Net decrease	(7,358,662)	(72,232,348)	(10,169,651)	(71,593,522)

See Accompanying Notes to Financial Statements.

	Columbia Select Small Cap Fund
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	542,155	6,373,440	1,329,317	18,172,202
Distributions reinvested	—	—	19,688	303,392
Redemptions	(240,143)	(2,988,481)	(826,731)	(8,579,057)

Net increase	302,012	3,384,959	522,274	9,896,537

Class C
Subscriptions	32,444	420,347	38,874	527,059
Distributions reinvested	—	—	4,609	70,656
Redemptions	(75,455)	(827,092)	(55,600)	(595,536)

Net increase(decrease)	(43,011)	(406,745)	(12,117)	2,179

Class R
Subscriptions	202,194	2,483,997	343,592	4,176,248
Distributions reinvested	—	—	15,995	241,850
Redemptions	(176,360)	(2,158,391)	(138,198)	(1,724,888)

Net increase	25,834	325,606	221,389	2,693,210

Class Z
Subscriptions	15,743,435	191,856,210	11,301,343	145,607,901
Distributions reinvested	—	—	695,997	10,732,107
Redemptions	(10,726,335)	(134,497,062)	(18,522,626)	(221,828,902)

Net increase (decrease)	5,017,100	57,359,148	(6,525,286)	(65,488,894)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Value and Restructuring Fund
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	2,661,138	101,139,997	7,544,325	350,530,429
Distributions reinvested	60,817	2,269,822	82,462	2,837,030
Redemptions	(2,356,033)	(88,374,983)	(2,943,227)	(92,566,890)

Net increase	365,922	15,034,836	4,683,560	260,800,569

Class C
Subscriptions	517,607	19,769,519	1,655,495	78,563,854
Distributions reinvested	6,100	222,574	8,192	252,762
Redemptions	(367,782)	(14,441,139)	(402,283)	(12,919,203)

Net increase	155,925	5,550,954	1,261,404	65,897,413

Class R
Subscriptions	309,097	11,611,135	1,094,672	47,511,730
Distributions reinvested	11,147	411,512	14,870	499,301
Redemptions	(438,362)	(16,452,188)	(337,014)	(13,176,051)

Net increase (decrease)	(118,118)	(4,429,541)	772,528	34,834,980

Class Z
Subscriptions	36,044,433	1,406,943,530	60,774,982	2,515,699,893
Distributions reinvested	1,469,656	55,115,638	2,397,249	88,424,717
Redemptions	(50,294,212)	(1,894,765,125)	(70,849,326)	(2,402,218,535)

Net increase (decrease)	(12,780,123)	(432,705,957)	(7,677,095)	201,906,075

See Accompanying Notes to Financial Statements.

	Columbia Emerging Markets Fund
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	683,278	6,604,736	230,578	3,009,480
Distributions reinvested	6,065	59,173	38,222	484,281
Redemptions	(267,582)	(2,808,253)	(208,280)	(1,853,707)

Net increase	421,761	3,855,656	60,520	1,640,054

Class C
Subscriptions	141,536	1,377,969	36,604	332,966
Distributions reinvested	246	2,597	6,377	80,541
Redemptions	(42,524)	(433,673)	(35,521)	(339,357)

Net increase	99,258	946,893	7,460	74,150

Class Z
Subscriptions	9,329,329	86,421,767	10,504,267	91,945,466
Distributions reinvested	554,261	5,072,709	7,919,385	100,338,612
Redemptions	(11,606,492)	(109,110,919)	(49,364,298)	(487,663,703)

Net decrease	(1,722,902)	(17,616,443)	(30,940,646)	(295,379,625)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia International Growth Fund
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	10,263	126,227	27,985	339,801
Distributions reinvested	207	2,196	212	3,722
Redemptions	(5,308)	(66,084)	(4,165)	(42,238)

Net increase	5,162	62,339	24,032	301,285

Class C
Subscriptions	5,127	57,880	16,682	172,894
Distributions reinvested	—	—	36	621
Redemptions	(3,501)	(41,240)	—	—

Net increase	1,626	16,640	16,718	173,515

Class Z
Subscriptions	1,580,348	19,065,399	1,961,918	26,327,271
Distributions reinvested	51,661	548,127	710,211	12,442,903
Redemptions	(6,840,170)	(81,534,415)	(18,489,612)	(234,838,341)

Net decrease	(5,208,161)	(61,920,889)	(15,817,483)	(196,068,167)

See Accompanying Notes to Financial Statements.

	Columbia Pacific/Asia Fund
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	113,811	757,471	34,723	185,444
Distributions reinvested	237	1,440	767	6,209
Redemptions	(43,812)	(312,482)	(353)	(1,671)

Net increase	70,236	446,429	35,137	189,982

Class C
Subscriptions	13,194	88,659	58,001	299,319
Distributions reinvested	—	—	179	1,446
Redemptions	(15,406)	(111,862)	(9,500)	(39,521)

Net increase (decrease)	(2,212)	(23,203)	48,680	261,244

Class Z
Subscriptions	908,889	6,376,656	150,707	1,071,918
Distributions reinvested	13,143	79,780	773,939	6,268,905
Redemptions	(2,025,223)	(13,635,117)	(8,354,699)	(54,439,927)

Net decrease	(1,103,191)	(7,178,681)	(7,430,053)	(47,099,104)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Blended Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,		Period Ended March 31,
Class A Shares	2010	2009	2008 (a)
Net Asset Value, Beginning of Period	$16.21	$28.76	$28.76

Income from Investment Operations:
Net investment income (loss) (b)	0.13	0.12	—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	6.89	(10.40)	—	(c)

Total from investment operations	7.02	(10.28)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.13)	(0.13)	—
From net realized gains	—	(2.14)	—

Total distributions to shareholders	(0.13)	(2.27)	—

Increase from Regulatory Settlements	— (c)	—	—

Net Asset Value, End of Period	$23.10	$16.21	$28.76
Total return (d)(e)	43.41%	(38.73)%	0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.28%	1.30%	1.35	%(h)
Interest expense (i)	—%	—%	—	%(h)
Net expenses (g)	1.28%	1.30%	1.35	%(h)
Waiver/Reimbursement	0.02%	0.05%	0.09	%(h)
Net investment income (loss) (g)	0.61%	0.66%	(1.32	)%(h)
Portfolio turnover rate	73%	41%	10	%(f)
Net assets, end of period (000s)	$330	$161	$10

(a)	The Fund’s Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Blended Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,		Period Ended March 31,
Class C Shares	2010	2009	2008 (a)
Net Asset Value, Beginning of Period	$16.17	$28.76	$28.76

Income from Investment Operations:
Net investment loss (b)	(0.03)	— (c)	—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	6.87	(10.43)	—	(c)

Total from investment operations	6.84	(10.43)	—	(c)

Less Distributions to Shareholders:
From net investment income	(0.02)	(0.02)	—
From net realized gains	—	(2.14)	—

Total distributions to shareholders	(0.02)	(2.16)	—

Increase from Regulatory Settlements	— (c)	—	—

Net Asset Value, End of Period	$22.99	$16.17	$28.76
Total return (d)(e)	42.31%	(39.20)%	0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.03%	2.05%	2.10	%(h)
Interest expense (i)	—%	—%	—	%(h)
Net expenses (g)	2.03%	2.05%	2.10	%(h)
Waiver/Reimbursement	0.02%	0.05%	0.09	%(h)
Net investment loss (g)	(0.13)%	(0.02)%	(2.07	)%(h)
Portfolio turnover rate	73%	41%	10	%(f)
Net assets, end of period (000s)	$198	$57	$10

(a)	The Fund’s Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Blended Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010		2009		2008 (a)		2007	2006 (b)
Net Asset Value, Beginning of Period	$16.20		$28.76		$35.36		$37.27	$36.12

Income from Investment Operations:
Net investment income (c)	0.18		0.19		0.23		0.25	0.19
Net realized and unrealized gain (loss) on investments and foreign currency	6.90		(10.43)		0.47		3.61	3.67

Total from investment operations	7.08		(10.24)		0.70		3.86	3.86

Less Distributions to Shareholders:
From net investment income	(0.18)		(0.18)		(0.29)		(0.23)	(0.21)
From net realized gains	—		(2.14)		(7.01)		(5.54)	(2.50)

Total distributions to shareholders	(0.18)		(2.32)		(7.30)		(5.77)	(2.71)

Increase from Regulatory Settlements	—	(d)	—		—		—	—

Net Asset Value, End of Period	$23.10		$16.20		$28.76		$35.36	$37.27
Total return (e)(f)	43.84%		(38.61)%		0.35	%(g)	10.66%	11.10%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.03%		1.05%		1.11%		1.10%	1.08%
Interest expense	—	%(i)	—	%(i)	0.01%		—	—
Net expenses (h)	1.03%		1.05%		1.10%		1.10%	1.08%
Waiver/Reimbursement	0.02%		0.05%		0.13%		0.11%	0.13%
Net investment income (h)	0.87%		0.85%		0.66%		0.68%	0.53%
Portfolio turnover rate	73%		41%		10%		10%	22%
Net assets, end of period (000s)	$149,292		$139,892		$291,858		$401,023	$460,309

(a)	On March 31, 2008, Shares class of Blended Equity Fund, a series of Excelsior Funds, Inc., was reorganized into Class Z. The financial information of the Fund’s Class Z includes the financial information of Blended Equity Fund’s Shares class.

(b)	Per share data for the year ended March 31, 2006 was audited by other auditors.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class A Shares	2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$13.62		$25.49		$27.64

Income from Investment Operations:
Net investment loss (b)	(0.02)		(0.01)		—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	6.52		(11.46)		1.72

Total from investment operations	6.50		(11.47)		1.72

Less Distributions to Shareholders:
From net investment income	(0.01)		—		—
From net realized gains	—		(0.40)		(3.87)

Total distributions to shareholders	(0.01)		(0.40)		(3.87)

Increase from Regulatory Settlements	—	(c)	—		—

Net Asset Value, End of Period	$20.11		$13.62		$25.49
Total return (d)	47.76%		(45.88	)%(e)	6.82	%(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.21%		1.24%		1.07	%(h)
Interest expense	—	%(i)	—		—	%(h)(i)
Net expenses (g)	1.21%		1.24%		1.07	%(h)
Waiver/Reimbursement	—		0.04%		0.05	%(h)
Net investment loss (g)	(0.10)%		(0.03)%		(0.02	)%(h)
Portfolio turnover rate	523%		484%		198	%(f)
Net assets, end of period (000s)	$50,812		$16,842		$5,328

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class C Shares	2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$13.47		$25.40		$27.64

Income from Investment Operations:
Net investment loss (b)	(0.15)		(0.13)		(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	6.46		(11.40)		1.73

Total from investment operations	6.31		(11.53)		1.63

Less Distributions to Shareholders:
From net realized gains	—		(0.40)		(3.87)

Increase from Regulatory Settlements	—	(c)	—		—

Net Asset Value, End of Period	$19.78		$13.47		$25.40
Total return (d)	46.84%		(46.29	)%(e)	6.45	%(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.96%		1.99%		1.82	%(h)
Interest expense	—	%(i)	—		—	%(h)(i)
Net expenses (g)	1.96%		1.99%		1.82	%(h)
Waiver/Reimbursement	—		0.04%		0.05	%(h)
Net investment loss (g)	(0.84)%		(0.73)%		(0.78	)%(h)
Portfolio turnover rate	523%		484%		198	%(f)
Net assets, end of period (000s)	$16,420		$5,843		$1,433

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Energy and Natural Resources Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010		2009		2008 (a)		2007		2006 (b)
Net Asset Value, Beginning of Period	$13.66		$25.49		$23.30		$25.99		$22.34

Income from Investment Operations:
Net investment income (loss) (c)	0.04		0.02		0.01		0.06		— (d)
Net realized and unrealized gain (loss) on investments and foreign currency	6.52		(11.45)		6.08		2.50		9.04

Total from investment operations	6.56		(11.43)		6.09		2.56		9.04

Less Distributions to Shareholders:
From net investment income	(0.05)		—		(0.03)		(0.06)		—
From net realized gains	—		(0.40)		(3.87)		(5.19)		(5.39)

Total distributions to shareholders	(0.05)		(0.40)		(3.90)		(5.25)		(5.39)

Increase from Regulatory Settlements	—	(d)	—		—		—		—

Net Asset Value, End of Period	$20.17		$13.66		$25.49		$23.30		$25.99
Total return (e)	48.12%		(45.72	)%(f)	26.84	%(f)	10.84	%(f)	41.42%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.96%		0.99%		1.07%		1.12%		1.13%
Interest expense	—	%(h)	—		—	%(h)	—		—
Net expenses (g)	0.96%		0.99%		1.07%		1.12%		1.13%
Waiver/Reimbursement	—		0.04%		0.04%		0.01%		—
Net investment income (loss) (g)	0.21%		0.11%		0.05%		0.25%		(0.01)%
Portfolio turnover rate	523%		484%		198%		279%		234%
Net assets, end of period (000s)	$622,471		$338,292		$712,080		$497,676		$522,506

(a)	On March 31, 2008, Shares class of Energy and Natural Resources Fund, a series of Excelsior Funds, Inc., was reorganized into Class Z. The financial information of Class Z includes the financial information of Energy and Natural Resources Fund’s Shares class.

(b)	Per share data for the year ended March 31, 2006 was audited by other auditors.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%, except for the year ended March 31, 2007, which had an impact of 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class A Shares	2010	2009		2008 (a)
Net Asset Value, Beginning of Period	$9.54	$18.29		$18.29

Income from Investment Operations:
Net investment income (loss) (b)	0.04	0.08		—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	5.33	(8.72)		—	(c)

Total from investment operations	5.37	(8.64)		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.07)	(0.07)		—
From net realized gains	—	(0.04)		—

Total distributions to shareholders	(0.07)	(0.11)		—

Net Asset Value, End of Period	$14.84	$9.54		$18.29
Total return (d)(e)	56.43%	(47.44)%		0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.29%	1.26	%(g)	1.10	%(g)(h)
Interest expense (i)	—%	—%		—	%(h)
Net expenses	1.29%	1.26	%(g)	1.10	%(g)(h)
Waiver/Reimbursement	0.10%	0.05%		0.05	%(h)
Net investment income (loss)	0.34%	0.81	%(g)	(1.10	)%(g)(h)
Portfolio turnover rate	164%	111%		16	%(f)
Net assets, end of period (000s)	$949	$210		$10

(a)	The Fund’s Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class C Shares	2010	2009		2008 (a)
Net Asset Value, Beginning of Period	$9.50	$18.29		$18.29

Income from Investment Operations:
Net investment loss (b)	(0.06)	(0.01)		—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	5.35	(8.72)		—	(c)

Total from investment operations	5.29	(8.73)		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.02)	(0.02)		—
From net realized gains	—	(0.04)		—

Total distributions to shareholders	(0.02)	(0.06)		—

Net Asset Value, End of Period	$14.77	$9.50		$18.29
Total return (d)(e)	55.74%	(47.83)%		0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.04%	2.01	%(g)	1.85	%(g)(h)
Interest expense (i)	—%	—%		—	%(h)
Net expenses	2.04%	2.01	%(g)	1.85	%(g)(h)
Waiver/Reimbursement	0.10%	0.05%		0.05	%(h)
Net investment loss	(0.43)%	(0.06	)%(g)	(1.85	)%(g)(h)
Portfolio turnover rate	164%	111%		16	%(f)
Net assets, end of period (000s)	$257	$67		$10

(a)	The Fund’s Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class R Shares	2010		2009		2008 (a)		2007		2006 (b)
Net Asset Value, Beginning of Period	$9.42		$18.10		$21.48		$19.62		$16.78

Income from Investment Operations:
Net investment income (loss) (c)	0.01		0.02		(0.03)		0.70		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	5.27		(8.61)		(2.55)		1.16		2.90

Total from investment operations	5.28		(8.59)		(2.58)		1.86		2.84

Less Distributions to Shareholders:
From net investment income	(0.05)		(0.05)		(0.29)		—		—
From net realized gains	—		(0.04)		(0.51)		—	(d)	—

Total distributions to shareholders	(0.05)		(0.09)		(0.80)		—	(d)	—

Net Asset Value, End of Period	$14.65		$9.42		$18.10		$21.48		$19.62
Total return (e)	56.19	%(f)	(47.62	)%(f)	(12.56	)%(f)	9.48	%(f)	16.92%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.54%		1.51	%(g)	1.60	%(g)	1.61	%(g)	1.46	%(g)
Interest expense	—	%(h)	—	%(h)	—	%(h)	—		—
Net expenses	1.54%		1.51	%(g)	1.60	%(g)	1.61	%(g)	1.46	%(g)
Waiver/Reimbursement	0.10%		0.05%		0.04%		0.03%		—
Net investment income (loss)	0.06%		0.14	%(g)	(0.13	)%(g)	3.38	%(g)	(0.34	)%(g)
Portfolio turnover rate	164%		111%		16%		25%		23%
Net assets, end of period (000s)	$1,219		$1,145		$2,020		$1,097		$1

(a)	On March 31, 2008, Retirement Shares class of Mid Cap Value and Restructuring Fund, a series of Excelsior Funds Trust, was reorganized into the Fund’s Class R shares. The financial information of the Fund’s Class R shares includes the financial information of Mid Cap Value and Restructuring Fund’s Retirement Shares class.

(b)	Per share data for the year ended March 31, 2006 was audited by other auditors.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010		2009		2008 (a)(b)		2007		2006 (c)
Net Asset Value, Beginning of Period	$9.55		$18.29		$21.61		$19.64		$16.77

Income from Investment Operations:
Net investment income (d)	0.07		0.09		0.10		0.23		—	(e)
Net realized and unrealized gain (loss) on investments and foreign currency	5.35		(8.71)		(2.59)		1.75		2.90

Total from investment operations	5.42		(8.62)		(2.49)		1.98		2.90

Less Distributions to Shareholders:
From net investment income	(0.09)		(0.08)		(0.32)		(0.01)		(0.03)
From net realized gains	—		(0.04)		(0.51)		—	(e)	—

Total distributions to shareholders	(0.09)		(0.12)		(0.83)		(0.01)		(0.03)

Net Asset Value, End of Period	$14.88		$9.55		$18.29		$21.61		$19.64
Total return (f)	56.97	%(g)	(47.32	)%(g)	(12.08	)%(g)	10.07%		17.32%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.04%		1.01	%(h)	1.10	%(h)	1.13	%(h)	1.13	%(h)
Interest expense	—	%(i)	—	%(i)	—	%(i)	—		—
Net expenses	1.04%		1.01	%(h)	1.10	%(h)	1.13	%(h)	1.13	%(h)
Waiver/Reimbursement	0.10%		0.05%		0.04%		—		—
Net investment income	0.56%		0.59	%(h)	0.47	%(h)	1.12	%(h)	0.02	%(h)
Portfolio turnover rate	164%		111%		16%		25%		23%
Net assets, end of period (000s)	$71,894		$63,528		$245,608		$294,452		$237,531

(a)	On March 31, 2008, Shares class of Mid Cap Value and Restructuring Fund, a series of Excelsior Funds Trust, was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Mid Cap Value and Restructuring Fund’s Shares class.

(b)	On March 31, 2008, Mid Cap Value and Restructuring Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data for the year ended March 31, 2006 was audited by other auditors.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Rounds to less than $0.01 per share.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class A Shares	2010	2009		2008 (a)
Net Asset Value, Beginning of Period	$7.06	$11.30		$12.18

Income from Investment Operations:
Net investment loss (b)	(0.05)	(0.06)		(0.05)
Net realized and unrealized gain (loss) on investments	3.59	(4.18)		(0.83)

Total from investment operations	3.54	(4.24)		(0.88)

Increase from Regulatory Settlements	—	—	(c)	—

Net Asset Value, End of Period	$10.60	$7.06		$11.30
Total return (d)	50.14%	(37.52	)%(e)	(7.22	)%(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.26%	1.28%		1.16	%(h)
Interest expense	—	—	%(i)	—
Net expenses (g)	1.26%	1.28%		1.16	%(h)
Waiver/Reimbursement	—	0.05%		0.05	%(h)
Net investment loss (g)	(0.53)%	(0.77)%		(0.92	)%(h)
Portfolio turnover rate	27%	58%		39	%(f)
Net assets, end of period (000s)	$576,956	$84,493		$2,141

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class C Shares	2010	2009		2008 (a)
Net Asset Value, Beginning of Period	$6.98	$11.26		$12.18

Income from Investment Operations:
Net investment loss (b)	(0.12)	(0.12)		(0.09)
Net realized and unrealized gain (loss) on investments	3.54	(4.16)		(0.83)

Total from investment operations	3.42	(4.28)		(0.92)

Increase from Regulatory Settlements	—	—	(c)	—

Net Asset Value, End of Period	$10.40	$6.98		$11.26
Total return (d)	49.00%	(38.01	)%(e)	(7.55	)%(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.01%	2.03%		1.91	%(h)
Interest expense	—	—	%(i)	—
Net expenses (g)	2.01%	2.03%		1.91	%(h)
Waiver/Reimbursement	—	0.05%		0.05	%(h)
Net investment loss (g)	(1.27)%	(1.37)%		(1.59	)%(h)
Portfolio turnover rate	27%	58%		39	%(f)
Net assets, end of period (000s)	$3,234	$763		$238

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class R Shares	2010	2009		2008 (a)		2007		2006 (b)
Net Asset Value, Beginning of Period	$6.91	$11.09		$10.45		$9.82		$8.02

Income from Investment Operations:
Net investment loss (c)	(0.07)	(0.07)		(0.14)		(0.12)		(0.11)
Net realized and unrealized gain (loss) on investments	3.51	(4.11)		0.78		0.75		1.91

Total from investment operations	3.44	(4.18)		0.64		0.63		1.80

Increase from Regulatory Settlements	—	—	(d)	—		—		—

Net Asset Value, End of Period	$10.35	$6.91		$11.09		$10.45		$9.82
Total return (e)	49.78%	(37.69	)%(f)	6.12	%(f)	6.42	%(f)	22.44	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.51%	1.53%		1.66%		1.69%		1.70%
Interest expense	—	—	%(h)	—		—		—
Net expenses (g)	1.51%	1.53%		1.66%		1.69%		1.70%
Waiver/Reimbursement	—	0.05%		0.04%		0.01%		0.29%
Net investment loss (g)	(0.71)%	(0.80)%		(1.22)%		(1.18)%		(1.20)%
Portfolio turnover rate	27%	58%		39%		33%		24%
Net assets, end of period (000s)	$408	$23		$22		$3		$3

(a)	On March 31, 2008, Retirement Shares class of Large Cap Growth Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R includes the financial information of Large Cap Growth Fund’s Retirement Shares class.

(b)	Per share data for the year ended March 31, 2006 was audited by other auditors.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010	2009		2008 (a)(b)		2007	2006 (c)
Net Asset Value, Beginning of Period	$7.08	$11.30		$10.60		$9.91	$8.04

Income from Investment Operations:
Net investment loss (d)	(0.03)	(0.03)		(0.08)		(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	3.60	(4.19)		0.78		0.76	1.91

Total from investment operations	3.57	(4.22)		0.70		0.69	1.87

Increase from Regulatory Settlements	—	—	(e)	—		—	—

Net Asset Value, End of Period	$10.65	$7.08		$11.30		$10.60	$9.91
Total return (f)	50.42%	(37.35	)%(g)	6.60	%(g)	6.96%	23.26	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.01%	1.03%		1.16%		1.20%	1.10%
Interest expense	—	—	%(i)	—		—	—
Net expenses (h)	1.01%	1.03%		1.16%		1.20%	1.10%
Waiver/Reimbursement	—	0.05%		0.04%		—	0.13%
Net investment loss (h)	(0.29)%	(0.38)%		(0.69)%		(0.68)%	(0.48)%
Portfolio turnover rate	27%	58%		39%		33%	24%
Net assets, end of period (000s)	$1,697,630	$732,391		$938,734		$718,424	$552,194

(a)	On March 31, 2008, Shares class of Large Cap Growth Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Large Cap Growth Fund’s Shares class.

(b)	On March 31, 2008, Large Cap Growth Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data for the year ended March 31, 2006 was audited by other auditors.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Rounds to less than $0.01 per share.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class A Shares	2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$7.62		$13.96		$15.80

Income from Investment Operations:
Net investment income (b)	0.02		0.06		0.04
Net realized and unrealized gain (loss) on investments and foreign currency	4.25		(6.13)		(1.43)

Total from investment operations	4.27		(6.07)		(1.39)

Less Distributions to Shareholders:
From net investment income	(0.03)		(0.08)		(0.04)
From net realized gains	—		(0.19)		(0.41)

Total distributions to shareholders	(0.03)		(0.27)		(0.45)

Net Asset Value, End of Period	$11.86		$7.62		$13.96
Total return (c)(d)	56.09%		(44.24)%		(9.07	)%(e)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.19%		1.07%		1.05	%(g)
Interest expense	—	%(h)	—	%(h)	—
Net expenses (f)	1.19%		1.07%		1.05	%(g)
Waiver/Reimbursement	0.15%		0.23%		0.17	%(g)
Net investment income (f)	0.17%		0.63%		0.55	%(g)
Portfolio turnover rate	111%		63%		27	%(e)
Net assets, end of period (000s)	$1,372		$1,097		$318

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class C Shares	2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$7.58		$13.93		$15.80

Income from Investment Operations:
Net investment income (loss) (b)	(0.06)		—	(c)	—	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	4.21		(6.13)		(1.46)

Total from investment operations	4.15		(6.13)		(1.46)

Less Distributions to Shareholders:
From net investment income	—	(c)	(0.03)		—
From net realized gains	—		(0.19)		(0.41)

Total distributions to shareholders	—	(c)	(0.22)		(0.41)

Net Asset Value, End of Period	$11.73		$7.58		$13.93
Total return (d)(e)	54.78%		(44.69)%		(9.47	)%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.94%		1.82%		1.80	%(h)
Interest expense	—	%(i)	—	%(i)	—
Net expenses (g)	1.94%		1.82%		1.80	%(h)
Waiver/Reimbursement	0.15%		0.23%		0.17	%(h)
Net investment income (loss) (g)	(0.58)%		(0.03)%		0.01	%(h)
Portfolio turnover rate	111%		63%		27	%(f)
Net assets, end of period (000s)	$264		$240		$27

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010		2009		2008 (a)(b)	2007	2006 (c)
Net Asset Value, Beginning of Period	$7.62		$13.96		$14.17	$12.70	$10.98

Income from Investment Operations:
Net investment income (d)	0.04		0.09		0.10	0.07	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	4.25		(6.14)		0.21	1.47	1.70

Total from investment operations	4.29		(6.05)		0.31	1.54	1.77

Less Distributions to Shareholders:
From net investment income	(0.05)		(0.10)		(0.11)	(0.07)	(0.05)
From net realized gains	—		(0.19)		(0.41)	—	—

Total distributions to shareholders	(0.05)		(0.29)		(0.52)	(0.07)	(0.05)

Net Asset Value, End of Period	$11.86		$7.62		$13.96	$14.17	$12.70
Total return (e)(f)	56.37%		(44.11)%		1.89%	12.18%	16.16%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.94%		0.82%		1.05%	1.04%	1.05%
Interest expense	—	%(h)	—	%(h)	—	—	—
Net expenses (g)	0.94%		0.82%		1.05%	1.04%	1.05%
Waiver/Reimbursement	0.15%		0.23%		0.17%	0.20%	0.26%
Net investment income (g)	0.44%		0.75%		0.64%	0.56%	0.57%
Portfolio turnover rate	111%		63%		27%	11%	17%
Net assets, end of period (000s)	$122,039		$134,468		$388,441	$277,877	$132,406

(a)	On March 31, 2008, Shares class of Equity Opportunities Fund, a series of Excelsior Funds Trust, was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Equity Opportunities Fund’s Shares class.

(b)	On March 31, 2008, Equity Opportunities Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data for the year ended March 31, 2006 were audited by other auditors.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming all distributions reinvested.

(g) The benefits derived from expense reductions had an impact of less than 0.01%, except for the year ended March 31, 2007, which had an impact of 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class A Shares	2010	2009		2008 (a)
Net Asset Value, Beginning of Period	$9.08	$16.15		$21.11

Income from Investment Operations:
Net investment loss (b)	(0.08)	(0.06)		(0.05)
Net realized and unrealized gain (loss) on investments	5.74	(6.53)		(3.43)

Total from investment operations	5.66	(6.59)		(3.48)

Less Distributions to Shareholders:
From net realized gains	—	(0.48)		(1.48)

Increase from Regulatory Settlements	— (c)	—	(c)	—

Net Asset Value, End of Period	$14.74	$9.08		$16.15
Total return (d)	62.33%	(42.02	)%(e)	(17.38	)%(e)(f)(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.36%	1.36%		1.20	%(i)
Interest expense (j)	—%	—%		—	%(i)
Net expenses (h)	1.36%	1.36%		1.20	%(i)
Waiver/Reimbursement	—	0.04%		0.05	%(i)
Net investment loss (h)	(0.63)%	(0.47)%		(0.67	)%(i)
Portfolio turnover rate	73%	67%		73	%(f)
Net assets, end of period (000s)	$15,281	$6,671		$3,436

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class C Shares	2010	2009		2008 (a)
Net Asset Value, Beginning of Period	$8.97	$16.10		$21.11

Income from Investment Operations:
Net investment loss (b)	(0.16)	(0.17)		(0.12)
Net realized and unrealized gain (loss) on investments	5.65	(6.48)		(3.41)

Total from investment operations	5.49	(6.65)		(3.53)

Less Distributions to Shareholders:
From net realized gains	—	(0.48)		(1.48)

Increase from Regulatory Settlements	— (c)	—	(c)	—

Net Asset Value, End of Period	$14.46	$8.97		$16.10
Total return (d)	61.20%	(42.53	)%(e)	(17.63	)%(e)(f)(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.11%	2.11%		1.95	%(i)
Interest expense (j)	—%	—%		—	%(i)
Net expenses (h)	2.11%	2.11%		1.95	%(i)
Waiver/Reimbursement	—	0.04%		0.05	%(i)
Net investment loss (h)	(1.34)%	(1.31)%		(1.42	)%(i)
Portfolio turnover rate	73%	67%		73	%(f)
Net assets, end of period (000s)	$1,090	$1,063		$2,101

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class R Shares	2010		2009		2008 (a)		2007	2006 (b)
Net Asset Value, Beginning of Period	$8.88		$15.86		$18.98		$19.12	$16.12

Income from Investment Operations:
Net investment loss (c)	(0.10)		(0.10)		(0.21)		(0.22)	(0.19)
Net realized and unrealized gain (loss) on investments	5.60		(6.40)		(1.43)		1.34	4.08

Total from investment operations	5.50		(6.50)		(1.64)		1.12	3.89

Less Distributions to Shareholders:
From net realized gains	—		(0.48)		(1.48)		(1.26)	(0.89)

Increase from Regulatory Settlements	—	(d)	—	(d)	—		—	—

Net Asset Value, End of Period	$14.38		$8.88		$15.86		$18.98	$19.12
Total return (e)	61.94%		(42.22	)%(f)	(9.66	)%(f)(g)	6.23%	24.83%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.61%		1.61%		1.70%		1.74%	1.56%
Interest expense	—	%(i)	—	%(i)	—	%(i)	—	—
Net expenses (h)	1.61%		1.61%		1.70%		1.74%	1.56%
Waiver/Reimbursement	—		0.04%		0.04%		—	—
Net investment loss (h)	(0.85)%		(0.80)%		(1.13)%		(1.21)%	(1.13)%
Portfolio turnover rate	73%		67%		73%		52%	65%
Net assets, end of period (000s)	$9,795		$5,819		$6,881		$1,827	$1

(a)	On March 31, 2008, Retirement Shares class of Small Cap Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R includes the financial information of Small Cap Fund’s Retirement Shares class.

(b)	Per share data for the year ended March 31, 2006 were audited by other auditors.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Select Small Cap Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010		2009		2008 (a)		2007	2006 (b)
Net Asset Value, Beginning of Period	$9.10		$16.15		$19.21		$19.23	$16.14

Income from Investment Operations:
Net investment loss (c)	(0.05)		(0.04)		(0.12)		(0.12)	(0.11)
Net realized and unrealized gain (loss) on investments	5.76		(6.53)		(1.46)		1.36	4.09

Total from investment operations	5.71		(6.57)		(1.58)		1.24	3.98

Less Distributions to Shareholders:
From net realized gains	—		(0.48)		(1.48)		(1.26)	(0.89)

Increase from Regulatory Settlements	—	(d)	—	(d)	—		—	—

Net Asset Value, End of Period	$14.81		$9.10		$16.15		$19.21	$19.23
Total return (e)	62.75%		(41.89	)%(f)	(9.22	)%(f)(g)	6.83%	25.37	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.11%		1.11%		1.20%		1.22%	1.09%
Interest expense	—	%(i)	—	%(i)	—	%(i)	—	—
Net expenses (h)	1.11%		1.11%		1.20%		1.22%	1.09%
Waiver/Reimbursement	—		0.04%		0.04%		—	0.02%
Net investment loss (h)	(0.36)%		(0.31)%		(0.63)%		(0.66)%	(0.64)%
Portfolio turnover rate	73%		67%		73%		52%	65%
Net assets, end of period (000s)	$597,804		$321,684		$676,616		$694,765	$599,389

(a)	On March 31, 2008, Shares class Cap of Small Cap Fund, a series of Excelsior Funds Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Small Cap Fund’s Share class.

(b)	Per share data for the year ended March 31, 2006 were audited by other auditors.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class A Shares	2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$26.51		$52.25		$58.58

Income from Investment Operations:
Net investment income (b)	0.39	(j)	0.51		0.24
Net realized and unrealized gain (loss) on investments, foreign currency and written options	18.16		(25.72)		(5.70)

Total from investment operations	18.55		(25.21)		(5.46)

Less Distributions to Shareholders:
From net investment income	(0.38)		(0.51)		(0.36)
From net realized gains	—		(0.02)		(0.51)

Total distributions to shareholders	(0.38)		(0.53)		(0.87)

Increase from Regulatory Settlements	—	(c)	—	(c)	—

Net Asset Value, End of Period	$44.68		$26.51		$52.25
Total return (d)	70.25%		(48.51	)%(e)	(9.41	)%(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.14%		1.14%		1.02	%(h)
Interest expense	—	%(i)	—	%(i)	—
Net expenses (g)	1.14%		1.14%		1.02	%(h)
Waiver/Reimbursement	—		0.04%		0.05	%(h)
Net investment income (g)	1.01%		1.35%		0.83	%(h)
Portfolio turnover rate	6%		12%		11	%(f)
Net assets, end of period (000s)	$291,655		$163,338		$77,209

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

(j)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class C Shares	2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$26.51		$52.23		$58.58

Income from Investment Operations:
Net investment income (b)	0.10	(j)	0.23		0.04
Net realized and unrealized gain (loss) on investments, foreign currency and written options	18.16		(25.73)		(5.68)

Total from investment operations	18.26		(25.50)		(5.64)

Less Distributions to Shareholders:
From net investment income	(0.17)		(0.20)		(0.20)
From net realized gains	—		(0.02)		(0.51)

Total distributions to shareholders	(0.17)		(0.22)		(0.71)

Increase from Regulatory Settlements	—	(c)	—	(c)	—

Net Asset Value, End of Period	$44.60		$26.51		$52.23
Total return (d)	69.00%		(48.89	)%(e)	(9.72	)%(e)(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.89%		1.89%		1.77	%(h)
Interest expense	—	%(i)	—	%(i)	—
Net expenses (g)	1.89%		1.89%		1.77	%(h)
Waiver/Reimbursement	—		0.04%		0.05	%(h)
Net investment income (g)	0.26%		0.63%		0.07	%(h)
Portfolio turnover rate	6%		12%		11	%(f)
Net assets, end of period (000s)	$74,880		$40,380		$13,665

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

(j)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class R Shares	2010		2009		2008 (a)		2007	2006 (b)
Net Asset Value, Beginning of Period	$26.50		$52.23		$54.30		$49.35	$41.49

Income from Investment Operations:
Net investment income (c)	0.30	(i)	0.41		0.33		0.22	0.42
Net realized and unrealized gain (loss) on investments, foreign currency and written options	18.14		(25.72)		(1.41)		4.98	7.81

Total from investment operations	18.44		(25.31)		(1.08)		5.20	8.23

Less Distributions to Shareholders:
From net investment income	(0.30)		(0.40)		(0.48)		(0.25)	(0.37)
From net realized gains	—		(0.02)		(0.51)		—	—

Total distributions to shareholders	(0.30)		(0.42)		(0.99)		(0.25)	(0.37)

Increase from Regulatory Settlements	—	(d)	—	(d)	—		—	—

Net Asset Value, End of Period	$44.64		$26.50		$52.23		$54.30	$49.35
Total return (e)	69.84%		(48.65	)%(f)	(2.11	)%(f)	10.58%	19.95%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.39%		1.39%		1.35%		1.55%	1.56%
Interest expense	—	%(h)	—	%(h)	—		—	—
Net expenses (g)	1.39%		1.39%		1.35%		1.55%	1.56%
Waiver/Reimbursement	—		0.04%		0.04%		—	—
Net investment income (g)	0.78%		1.05%		0.60%		0.43%	0.90%
Portfolio turnover rate	6%		12%		11%		13%	12%
Net assets, end of period (000s)	$58,120		$37,637		$33,826		$2,926	$896

(a)	On March 31, 2008, Retirement Shares class of Value and Restructuring Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class R. The financial information of the Fund’s Class R includes the financial information of Value and Restructuring Fund’s Retirement Shares class.

(b)	Per share data for the years ended March 31, 2006 was audited by other auditors.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

(i)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Value and Restructuring Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010		2009		2008 (a)(b)		2007	2006 (c)
Net Asset Value, Beginning of Period	$26.49		$52.22		$54.33		$49.36	$41.40

Income from Investment Operations:
Net investment income (d)	0.49	(j)	0.61		0.60		0.45	0.53
Net realized and unrealized gain (loss) on investments, foreign currency and written options	18.15		(25.71)		(1.47)		5.00	7.88

Total from investment operations	18.64		(25.10)		(0.87)		5.45	8.41

Less Distributions to Shareholders:
From net investment income	(0.47)		(0.61)		(0.73)		(0.48)	(0.45)
From net realized gains	—		(0.02)		(0.51)		—	—

Total distributions to shareholders	(0.47)		(0.63)		(1.24)		(0.48)	(0.45)

Increase from Regulatory Settlements	—	(e)	—	(e)	—		—	—

Net Asset Value, End of Period	$44.66		$26.49		$52.22		$54.33	$49.36
Total return (f)	70.71%		(48.39	)%(g)	(1.74	)%(g)	11.14%	20.45%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.89%		0.89%		1.02%		1.05%	1.05%
Interest expense	—	%(i)	—	%(i)	—		—	—
Net expenses (h)	0.89%		0.89%		1.02%		1.05%	1.05%
Waiver/Reimbursement	—		0.04%		0.04%		—	—
Net investment income (h)	1.28%		1.47%		1.07%		0.90%	1.18%
Portfolio turnover rate	6%		12%		11%		13%	12%
Net assets, end of period (000s)	$6,765,345		$4,352,176		$8,980,358		$7,767,713	$6,230,754

(a)	On March 31, 2008, Shares class of Value and Restructuring Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Value and Restructuring Fund’s Shares class.

(b)	On March 31, 2008, Value and Restructuring Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data for the year ended March 31, 2006 was audited by other auditors.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Rounds to less than $0.01 per share.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

(j)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class A Shares	2010		2009	2008 (a)
Net Asset Value, Beginning of Period	$6.42		$14.96	$17.77

Income from Investment Operations:
Net investment income (loss) (b)	(0.01)		0.07	0.04	(c)
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	5.00		(6.36)	(1.63)

Total from investment operations	4.99		(6.29)	(1.59)

Less Distributions to Shareholders:
From net investment income	(0.14)		—	(0.06)
From net realized gains	—		(2.26)	(1.16)

Total distributions to shareholders	(0.14)		(2.26)	(1.22)

Redemption Fees:
Redemption fees added to paid-in-capital (b)	—	(d)	0.01	—	(d)

Net Asset Value, End of Period	$11.27		$6.42	$14.96
Total return (e)(f)	78.17%		(49.44)%	(9.80	)%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.74%		1.95%	1.85	%(i)
Interest expense	—	%(j)	0.01%	—	%(i)(j)
Net expenses (h)	1.74%		1.96%	1.85	%(i)
Waiver/Reimbursement	0.03%		0.18%	0.05	%(i)
Net investment income (loss) (h)	(0.12)%		0.71%	0.46	%(i)
Portfolio turnover rate	74%		82%	29	%(g)
Net assets, end of period (000s)	$6,362		$917	$1,231

(a)	The Predecessor Fund’s Class A shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class C Shares	2010		2009	2008 (a)
Net Asset Value, Beginning of Period	$6.36		$14.94	$17.77

Income from Investment Operations:
Net investment income (loss) (b)	(0.09)		— (c)	(0.04	)(d)
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	4.97		(6.33)	(1.61)

Total from investment operations	4.88		(6.33)	(1.65)

Less Distributions to Shareholders:
From net investment income	(0.03)		—	(0.02)
From net realized gains	—		(2.26)	(1.16)

Total distributions to shareholders	(0.03)		(2.26)	(1.18)

Redemption Fees:
Redemption fees added to paid-in-capital (b)	—	(c)	0.01	—	(c)

Net Asset Value, End of Period	$11.21		$6.36	$14.94
Total return (e)(f)	76.73%		(49.82)%	(10.11	)%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.49%		2.70%	2.60	%(i)
Interest expense	—	%(j)	0.01%	—	%(i)(j)
Net expenses (h)	2.49%		2.71%	2.60	%(i)
Waiver/Reimbursement	0.03%		0.18%	0.05	%(i)
Net investment loss (h)	(0.86)%		(0.01)%	(0.44	)%(i)
Portfolio turnover rate	74%		82%	29	%(g)
Net assets, end of period (000s)	$1,540		$242	$458

(a)	The Predecessor Fund’s Class C shares commenced operations on September 28, 2007. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Emerging Markets Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010		2009	2008 (a)(b)		2007	2006 (c)
Net Asset Value, Beginning of Period	$6.42		$14.94	$14.06		$12.60	$8.73

Income from Investment Operations:
Net investment income (d)	0.05		0.11	0.12	(e)	0.07	0.10
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	4.97		(6.38)	2.04		2.16	3.87

Total from investment operations	5.02		(6.27)	2.16		2.23	3.97

Less Distributions to Shareholders:
From net investment income	(0.18)		—	(0.12)		(0.08)	(0.10)
From net realized gains	—		(2.26)	(1.16)		(0.69)	—

Total distributions to shareholders	(0.18)		(2.26)	(1.28)		(0.77)	(0.10)

Redemption Fees:
Redemption fees added to paid-in-capital (d)	—	(f)	0.01	—	(f)	— (f)	— (f)

Net Asset Value, End of Period	$11.26		$6.42	$14.94		$14.06	$12.60
Total return (g)(h)	78.84%		(49.37)%	14.31%		17.98%	45.85%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.49%		1.70%	1.85%		1.85%	1.81%
Interest expense	—	%(j)	0.01%	—	%(j)	—	—
Net expenses (i)	1.49%		1.71%	1.85%		1.85%	1.81%
Waiver/Reimbursement	0.03%		0.18%	0.04%		0.05%	0.11%
Net investment income (i)	0.47%		1.01%	0.73%		0.50%	1.00%
Portfolio turnover rate	74%		82%	29%		16%	7%
Net assets, end of period (000s)	$396,849		$237,412	$1,014,715		$1,092,481	$996,666

(a)	On March 31, 2008, Shares class of Emerging Markets Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Emerging Markets Fund’s Shares class.

(b)	On March 31, 2008, Emerging Markets Fund’s Institutional Shares class was reorganized into the Fund’s Class Z.

(c)	Per share data for the year ended March 31, 2006 was audited by other auditors.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(f)	Rounds to less than $0.01 per share.

(g)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)	Total return at net asset value assuming all distributions reinvested.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class A Shares	2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$9.18		$18.80		$18.80

Income from Investment Operations:
Net investment income (b)	0.13		0.13		—	(c)
Net realized and unrealized gain (loss) on investments, foreign currency, written options and foreign capital gains tax	4.10		(8.58)		—	(c)

Total from investment operations	4.23		(8.45)		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.09)		(0.04)		—
From net realized gains	—		(1.13)		—

Total distributions to shareholders	(0.09)		(1.17)		—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—		—		—

Increase from Regulatory Settlements	—	(c)	—	(c)	—

Net Asset Value, End of Period	$13.32		$9.18		$18.80
Total return (d)(e)	46.30%		(47.91)%		0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.51%		1.68	%(g)	1.75	%(g)(i)
Interest expense	—	%(h)	0.01%		—	%(h)(i)
Net expenses	1.51%		1.69	%(g)	1.75	%(g)(i)
Waiver/Reimbursement	0.09%		0.04%		0.06	%(i)
Net investment income (loss)	1.08%		1.21	%(g)	(1.75	)%(g)(i)
Portfolio turnover rate	111%		133%		68	%(f)
Net assets, end of period (000s)	$396		$226		$10

(a)	Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class C Shares	2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$9.11		$18.80		$18.80

Income from Investment Operations:
Net investment income (b)	0.05		0.12		—	(c)
Net realized and unrealized gain (loss) on investments, foreign currency, written options and foreign capital gains tax	4.07		(8.64)		—	(c)

Total from investment operations	4.12		(8.52)		—	(c)

Less Distributions to Shareholders:
From net investment income	—		(0.04)		—
From net realized gains	—		(1.13)		—

Total distributions to shareholders	—		(1.17)		—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—		—		—

Increase from Regulatory Settlements	—	(c)	—	(c)	—

Net Asset Value, End of Period	$13.23		$9.11		$18.80
Total return (d)(e)	45.23%		(48.31)%		0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.26%		2.43	%(g)	2.50	%(g)(i)
Interest expense	—	%(h)	0.01%		—	%(h)(i)
Net expenses	2.26%		2.44	%(g)	2.50	%(g)(i)
Waiver/Reimbursement	0.09%		0.04%		0.06	%(i)
Net investment income (loss)	0.38%		1.16	%(g)	(2.50	)%(g)(i)
Portfolio turnover rate	111%		133%		68	%(f)
Net assets, end of period (000s)	$250		$157		$10

(a)	Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from custody credits had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

(i)	Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010		2009		2008 (a)		2007		2006 (b)
Net Asset Value, Beginning of Period	$9.20		$18.80		$19.06		$16.51		$13.05

Income from Investment Operations:
Net investment income (c)	0.19		0.26		0.12	(d)	0.09		0.07
Net realized and unrealized gain (loss) on investments, foreign currency, written options and foreign capital gains tax	4.10		(8.69)		(0.30)		2.54		3.51

Total from investment operations	4.29		(8.43)		(0.18)		2.63		3.58

Less Distributions to Shareholders:
From net investment income	(0.12)		(0.04)		(0.08)		(0.08)		(0.12)
From net realized gains	—		(1.13)		—		—		—

Total distributions to shareholders	(0.12)		(1.17)		(0.08)		(0.08)		(0.12)

Redemption Fees:
Redemption fees added to paid-in-capital (c)(e)	—		—		—		—		—

Increase from Regulatory Settlements	—	(e)	—	(e)	—		—		—

Net Asset Value, End of Period	$13.37		$9.20		$18.80		$19.06		$16.51
Total return (f)(g)	47.00%		(47.80)%		(0.95)%		16.03%		27.70%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.26%		1.43	%(h)	1.50	%(h)	1.50	%(h)	1.50	%(h)
Interest expense	—	%(i)	0.01%		—	%(i)	—		—
Net expenses	1.26%		1.44	%(h)	1.50	%(h)	1.50	%(h)	1.50	%(h)
Waiver/Reimbursement	0.09%		0.04%		0.04%		0.06%		0.08%
Net investment income	1.56%		1.81	%(h)	0.59	%(h)	0.49	%(h)	0.52	%(h)
Portfolio turnover rate	111%		133%		68%		28%		26%
Net assets, end of period (000s)	$171,225		$165,846		$636,030		$636,941		$522,284

(a)	On March 31, 2008, Shares class of International Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of International Fund’s Shares class.

(b)	Per share data for the year ended 2006 was audited by other auditors.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(e)	Rounds to less than $0.01 per share.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return at net asset value assuming all distributions reinvested.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Pacific/Asia Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class A Shares	2010	2009		2008 (a)
Net Asset Value, Beginning of Period	$4.82	$9.42		$9.42

Income from Investment Operations:
Net investment income (b)	0.04	0.11		—	(c)
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	2.78	(3.35)		—	(c)

Total from investment operations	2.82	(3.24)		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.02)	(0.04)		—
From net realized gains	—	(1.32)		—

Total distributions to shareholders	(0.02)	(1.36)		—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—		—

Increase from Regulatory Settlements	0.02	—		—

Net Asset Value, End of Period	$7.64	$4.82		$9.42
Total return (d)(e)	59.07%	(40.21)%		0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.73%	1.90	%(g)	1.82	%(g)(h)
Interest expense	—	0.01%		—	%(h)(i)
Net expenses	1.73%	1.91	%(g)	1.82	%(g)(h)
Waiver/Reimbursement	0.45%	0.11%		0.05	%(h)
Net investment income (loss)	0.64%	1.94	%(g)	(0.80	)%(g)(h)
Portfolio turnover rate	98%	111%		68	%(f)
Net assets, end of period (000s)	$814	$175		$10

(a)	The Fund’s Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Pacific/Asia Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class C Shares	2010	2009		2008 (a)
Net Asset Value, Beginning of Period	$4.78	$9.42		$9.42

Income from Investment Operations:
Net investment income (loss) (b)	(0.01)	0.04		—	(c)
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	2.77	(3.32)		—	(c)

Total from investment operations	2.76	(3.28)		—	(c)

Less Distributions to Shareholders:
From net investment income	—	(0.04)		—
From return of capital	—	(1.32)		—

Total distributions to shareholders	—	(1.36)		—

Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—		—

Increase from Regulatory Settlements	0.02	—		—

Net Asset Value, End of Period	$7.56	$4.78		$9.42
Total return (d)(e)	58.16%	(40.69)%		0.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	2.48%	2.65	%(g)	2.57	%(g)(h)
Interest expense	—	0.01%		—	%(h)(i)
Net expenses	2.48%	2.66	%(g)	2.57	%(g)(h)
Waiver/Reimbursement	0.45%	0.11%		0.05	%(h)
Net investment income (loss)	(0.09)%	0.87	%(g)	(1.55	)%(g)(h)
Portfolio turnover rate	98%	111%		68	%(f)
Net assets, end of period (000s)	$359	$238		$10

(a)	The Fund’s Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Pacific/Asia Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010		2009		2008 (a)		2007		2006 (b)
Net Asset Value, Beginning of Period	$4.83		$9.42		$11.72		$11.61		$8.88

Income from Investment Operations:
Net investment income (c)	0.07		0.10		0.05		—	(d)	0.02
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	2.81		(3.33)		0.11		0.50		2.82

Total from investment operations	2.88		(3.23)		0.16		0.50		2.84

Less Distributions to Shareholders:
From net investment income	(0.04)		(0.04)		(0.08)		—		(0.11)
From net realized gains	—		(1.32)		(2.38)		(0.39)		—

Total distributions to shareholders	(0.04)		(1.36)		(2.46)		(0.39)		(0.11)

Redemption Fees:
Redemption fees added to paid-in-capital (c)(d)	—		—		—		—		—

Increase from Regulatory Settlements	0.02		—		—		—		—

Net Asset Value, End of Period	$7.69		$4.83		$9.42		$11.72		$11.61
Total return (e)	60.22	%(f)	(40.10	)%(f)	(1.11	)%(f)(g)	4.40%		32.35	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	1.48%		1.65	%(h)	1.57	%(h)	1.61	%(h)	1.59	%(h)
Interest expense	—		0.01%		—	%(i)	—		—
Net expenses	1.48%		1.66	%(h)	1.57	%(h)	1.61	%(h)	1.59	%(h)
Waiver/Reimbursement	0.45%		0.11%		0.04%		—		0.03%
Net investment income (loss)	1.02%		1.33	%(h)	0.39	%(h)	(0.04	)%(h)	0.22	%(h)
Portfolio turnover rate	98%		111%		68%		92%		68%
Net assets, end of period (000s)	$30,529		$24,521		$117,835		$213,132		$243,964

(a)	On March 31, 2008, Shares class of Pacific/Asia Fund, a series of Excelsior Funds, Inc. was reorganized into the Fund’s Class Z. The financial information of the Fund’s Class Z includes the financial information of Pacific/Asia Fund’s Shares class.

(b)	Per share data for the year ended March 31, 2006 was audited by other auditors.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Equity Funds

March 31, 2010

Note 1. Organization

Columbia Funds Series Trust I (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. Information presented in these financial statements pertains to the following funds (each, a “Fund” and collectively, the “Funds”), each a series of the Trust:

Columbia Blended Equity Fund

Columbia Energy and Natural Resources Fund

Columbia Mid Cap Core Fund

Columbia Select Large Cap Growth Fund

Columbia Select Opportunities Fund

Columbia Select Small Cap Fund

Columbia Value and Restructuring Fund

Columbia Emerging Markets Fund

Columbia International Growth Fund

Columbia Pacific/Asia Fund

Each Fund is diversified, with the exception of Columbia Energy and Natural Resources Fund, which is non-diversified.

Investment Objectives

Each Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares. Columbia Blended Equity Fund, Columbia Energy and Natural Resources Fund, Columbia Select Opportunities Fund, Columbia Emerging Markets Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund each offer three classes of shares: Class A, Class C and Class Z. Columbia Mid Cap Core Fund, Columbia Select Large Cap Growth Fund, Columbia Select Small Cap Fund and Columbia Value and Restructuring Fund each offer four classes of shares: Class A, Class C, Class R and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in each Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities, exchange-traded funds and securities of certain investments companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Purchased options are valued at the last reported sale price, or in the absence of a sale, at the last quoted bid price.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any

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March 31, 2010

foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Funds’ shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds’ net asset values. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

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Derivative Instruments

The Funds may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Funds’ investment advisor, has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

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Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for each Fund except Columbia Emerging Markets Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund, each of which declares and pays distributions from net investment income semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, passive foreign investment company (“PFIC”) adjustments, distribution reclassifications, reversal of net currency and capital gains on redemption-in-kind, foreign capital gains tax and proceeds from litigation settlements were identified and reclassified among the components of the Funds’ net assets as follows:

	Undistributed/ (Overdistributed) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia Blended Equity Fund	$25,632	$53	$(25,685)
Columbia Energy and Natural Resources Fund	412,950	(377,756)	(35,194)
Columbia Mid Cap Core Fund	26,771	(43)	(26,728)
Columbia Select Large Cap Growth Fund	5,142,059	(1)	(5,142,058)
Columbia Select Opportunities Fund	(22,547)	22,547	—
Columbia Select Small Cap Fund	1,919,031	1	(1,919,032)
Columbia Value and Restructuring Fund	(220,376)	(12,473,333)	12,693,709
Columbia Emerging Markets Fund	525,191	(129,390)	(395,801)
Columbia International Growth Fund	620,433	(463,350)	(157,083)
Columbia Pacific/Asia Fund	443,500	(363,994)	(79,506)
Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

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The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	March 31, 2010
	Ordinary Income*	Long-Term Capital Gains
Columbia Blended Equity Fund	$1,359,085	$—
Columbia Energy and Natural Resources Fund	1,521,692	—
Columbia Mid Cap Core Fund	540,896	—
Columbia Select Large Cap Growth Fund	—	—
Columbia Select Opportunities Fund	624,349	—
Columbia Select Small Cap Fund	—	—
Columbia Value and Restructuring Fund	77,045,408	—
Columbia Emerging Markets Fund	5,987,918	738,148
Columbia International Growth Fund	2,046,808	—
Columbia Pacific/Asia Fund	178,291	—

	March 31, 2009
	Ordinary Income*	Long-Term Capital Gains
Columbia Blended Equity Fund	$1,781,713	$21,444,431
Columbia Energy and Natural Resources Fund	6,431,347	5,700,149
Columbia Mid Cap Core Fund	825,208	525,837
Columbia Select Large Cap Growth Fund	—	—
Columbia Select Opportunities Fund	2,348,282	5,517,364
Columbia Select Small Cap Fund	—	21,134,698
Columbia Value and Restructuring Fund	112,804,416	3,642,559
Columbia Emerging Markets Fund	78,116	137,621,724
Columbia International Growth Fund	1,206,331	35,121,685
Columbia Pacific/Asia Fund	1,153,529	14,072,610

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

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As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Blended Equity Fund	$153,005	$6,390,878	$71,612,426
Columbia Energy and Natural Resources Fund	2,331,673	—	85,419,260
Columbia Mid Cap Core Fund	—	—	14,706,042
Columbia Select Large Cap Growth Fund	—	—	373,960,747
Columbia Select Opportunities Fund	44,311	—	31,821,959
Columbia Select Small Cap Fund	—	—	148,379,926
Columbia Value and Restructuring Fund	3,524,778	—	1,863,378,719
Columbia Emerging Markets Fund	—	15,865,665	161,507,469
Columbia International Growth Fund	3,411,570	—	27,235,791
Columbia Pacific/Asia Fund	790,320	—	4,354,008

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, changes in the value of assets and liabilities resulting from changes in exchange rates, and the realization for tax-purposes of unrealized gains on certain forward foreign currency contracts and PFIC adjustments.

Unrealized appreciation and depreciation at March 31, 2010, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia Blended Equity Fund	$71,681,765	$(69,339)	$71,612,426
Columbia Energy and Natural Resources Fund	101,215,965	(15,796,705)	85,419,260
Columbia Mid Cap Core Fund	15,164,159	(458,117)	14,706,042
Columbia Select Large Cap Growth Fund	411,853,126	(37,892,379)	373,960,747
Columbia Select Opportunities Fund	32,641,162	(819,203)	31,821,959
Columbia Select Small Cap Fund	154,339,839	(5,959,913)	148,379,926
Columbia Value and Restructuring Fund	2,363,707,319	(500,328,600)	1,863,378,719
Columbia Emerging Markets Fund	162,612,420	(1,104,951)	161,507,469
Columbia International Growth Fund	30,395,027	(3,159,236)	27,235,791
Columbia Pacific/Asia Fund	5,386,848	(1,032,840)	4,354,008

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The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2011	2012	2013	2014	2017	2018	Total
Columbia Blended Equity Fund	$—	$—	$—	$—	$—	$—	$—
Columbia Energy and Natural Resources Fund	—	—	—	—	62,348,309	42,556,165	104,904,474
Columbia Mid Cap Core Fund	—	—	—	—	602,093	—	602,093
Columbia Select Large Cap Growth Fund	58,065,667	22,030,449	480,165	—	98,833,717	87,353,787	266,763,785
Columbia Select Opportunities Fund	—	—	—	—	21,622,838	90,053,482	111,676,320
Columbia Select Small Cap Fund	—	—	—	—	13,761,705	115,762,978	129,524,683
Columbia Value and Restructuring Fund	—	—	—	—	579,007,867	1,055,676,289	1,634,684,156
Columbia Emerging Markets Fund	—	498,904	—	36,739	—	—	535,643
Columbia International Growth Fund	2,840,733	—	—	—	24,554,073	113,489,589	140,884,395
Columbia Pacific/Asia Fund	—	—	—	—	9,165,902	14,323,890	23,489,792

Capital loss carryforwards of $1,117,134, $7,683,765 and $6,596,882 were utilized during the year ended March 31, 2010 by Columbia Blended Equity Fund, Columbia Mid Cap Core Fund and Columbia Emerging Markets Fund, respectively. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2010, post-October capital losses attributed to security transactions were deferred to April 1, 2010 as follows:

Capital Losses Deferred
Columbia Energy and Natural Resources Fund	$1,169,333
Columbia Value and Restructuring Fund	4,988,213
Columbia Pacific/Asia Fund	174,194

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by each Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory services to the Funds. Columbia receives a monthly investment advisory fee based on each Fund’s average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $750 Million	$750 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	$6 billion to $10 Billion	Over $10 Billion
Columbia Blended Equity Fund	0.75%	0.57%	0.57%	0.52%	0.47%	0.45%	0.43%	0.43%
Columbia Energy and Natural Resources Fund	0.60%	0.60%	0.60%	0.52%	0.47%	0.45%	0.43%	0.43%
Columbia Mid Cap Core Fund	0.65%	0.65%	0.65%	0.57%	0.52%	0.52%	0.52%	0.52%
Columbia Select Large Cap Growth Fund	0.75%	0.75%	0.75%	0.52%	0.47%	0.45%	0.43%	0.43%
Columbia Select Opportunities Fund	0.75%	0.57%	0.57%	0.52%	0.47%	0.45%	0.43%	0.43%
Columbia Select Small Cap Fund	0.75%	0.75%	0.75%	0.62%	0.62%	0.62%	0.62%	0.62%
Columbia Value and Restructuring Fund	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.43%
Columbia Emerging Markets Fund	1.15%	1.15%	1.00%	0.67%	0.62%	0.57%	0.52%	0.52%
Columbia International Growth Fund	0.95%	0.62%	0.62%	0.57%	0.52%	0.50%	0.48%	0.48%
Columbia Pacific/Asia Fund	0.75%	0.75%	0.75%	0.67%	0.62%	0.57%	0.52%	0.52%

For the year period ended March 31, 2010, the effective investment advisory fee rates for the Funds, as a percentage of each Funds’ average daily net assets, were as follows:

Effective Fee Rate
Columbia Blended Equity Fund	0.75%
Columbia Energy and Natural Resources Fund	0.60%
Columbia Mid Cap Core Fund	0.65%
Columbia Select Large Cap Growth Fund	0.67%
Columbia Select Opportunities Fund	0.75%
Columbia Select Small Cap Fund	0.75%
Columbia Value and Restructuring Fund	0.60%
Columbia Emerging Markets Fund	1.15%
Columbia International Growth Fund	0.95%
Columbia Pacific/Asia Fund	0.75%

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise Financial”). The transaction (“Transaction”) includes the sale of the part of the asset management business that advises long-term mutual funds, including the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about April 30, 2010 (the “Closing”).

In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Funds. RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Funds upon the Closing. On March 3, 2010, the Funds’ shareholders approved, among other matters, the proposed investment management

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services agreement with the New Advisor. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the Closing. The New Advisor will change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Funds. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, based on each Fund’s average daily net assets at the annual rates listed below less the fees payable by the Funds as described under the Pricing and Bookkeeping Fees note below:

Annual Fee Rate
Columbia Blended Equity Fund	0.15%
Columbia Energy and Natural Resources Fund	0.15%
Columbia Mid Cap Core Fund	0.15%
Columbia Select Large Cap Growth Fund	0.15%
Columbia Select Opportunities Fund	0.15%
Columbia Select Small Cap Fund	0.15%
Columbia Value and Restructuring Fund	0.15%
Columbia Emerging Markets Fund	0.20%
Columbia International Growth Fund	0.20%
Columbia Pacific/Asia Fund	0.20%

The New Advisor will become the administrator of the Funds under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds.

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The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

RiverSource Service Corporation (the “New Transfer Agent”), a subsidiary of Ameriprise Financial, will become the transfer agent of the Funds upon the Closing. The New Transfer Agent will change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended March 31, 2010, no minimum account balance fees were charged by the Funds.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”) an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Funds’ shares. For the year ended March 31, 2010, the Distributor has retained net underwriting discounts on the sale of Class A shares and received net CDSC fees on Class A and Class C share redemptions as follows:

	Front-End Sales Charge	CDSC
	Class A	Class A	Class C
Columbia Blended Equity Fund	$—	$—	$54
Columbia Energy and Natural Resources Fund	55,073	116	4,646
Columbia Mid Cap Core Fund	588	—	24
Columbia Select Large Cap Growth Fund	11,067	—	1,504

	Front-End Sales Charge	CDSC
	Class A	Class A	Class C
Columbia Select Opportunities Fund	$680	$—	$42
Columbia Select Small Cap Fund	1,693	—	205
Columbia Value and Restructuring Fund	50,337	4,589	22,254
Columbia Emerging Markets Fund	11,612	6	134
Columbia International Growth Fund	281	—	51
Columbia Pacific/Asia Fund	576	—	28

RiverSource Fund Distributors, Inc. (the “New Distributor”), a subsidiary of Ameriprise Financial, will become the distributor of the Funds upon the Closing. The New Distributor will change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Trust has adopted distribution and shareholder servicing plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. The Plans require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of each Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares, respectively, of each Fund.

Fee Waivers and Expense Reimbursements

Effective August 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Funds’ expenses so that ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds’ custodian, do not exceed the

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following annual rates, based on each Fund’s average daily net assets:

Annual Rates
Columbia Blended Equity Fund	1.00%
Columbia Energy and Natural Resources Fund	1.20%
Columbia Mid Cap Core Fund	1.05%
Columbia Select Large Cap Growth Fund	1.00%
Columbia Select Opportunities Fund	1.00%
Columbia Select Small Cap Fund	1.10%
Columbia Value and Restructuring Fund	1.00%
Columbia Emerging Markets Fund	1.40%
Columbia International Growth Fund	1.15%
Columbia Pacific/Asia Fund	1.40%

Prior to August 1, 2009, Columbia contractually agreed to bear a portion of the Funds’ expenses so that ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds’ custodian, did not exceed the following annual rates, based on each Fund’s average daily net assets:

Annual Rates
Columbia Blended Equity Fund	1.10%
Columbia Energy and Natural Resources Fund	1.25%
Columbia Mid Cap Core Fund	1.02%
Columbia Select Large Cap Growth Fund	1.08%
Columbia Select Opportunities Fund	0.82%
Columbia Select Small Cap Fund	1.25%
Columbia Value and Restructuring Fund	0.98%
Columbia Emerging Markets Fund	1.70%
Columbia International Growth Fund	1.50%
Columbia Pacific/Asia Fund	1.65%

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds’ Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Funds, as set forth on the Statements of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds’ assets.

As a result of fund mergers, certain Funds assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in “Trustees’ fee” on the Statements of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Funds’ assets.

Other Related Party Transactions

In connection with the purchase and sale of their securities during the period, the Funds used one or more brokers that are affiliates of BOA. Total brokerage commissions paid to affiliated brokers for the year ended March 31, 2010 were as follows:

Amount
Columbia Blended Equity Fund	$2,102
Columbia Energy and Natural Resources Fund	21,000
Columbia Mid Cap Core Fund	1,972
Columbia Select Large Cap Growth Fund	30,297
Columbia Select Opportunities Fund	2,370
Columbia Select Small Cap Fund	19,185
Columbia Value and Restructuring Fund	14,727

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the year ended

Equity Funds

March 31, 2010

March 31, 2010, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Columbia Blended Equity Fund	$—*
Columbia Energy and Natural Resources Fund	28
Columbia Mid Cap Core Fund	—
Columbia Select Large Cap Growth Fund	39
Columbia Select Opportunities Fund	1
Columbia Select Small Cap Fund	3
Columbia Value and Restructuring Fund	2
Columbia Emerging Markets Fund	2
Columbia International Growth Fund	—
Columbia Pacific/Asia Fund	—

*	Rounds to less than $1.

Note 6. Objectives and Strategies for Investing in Derivative Instruments

Columbia Value and Restructuring Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund use derivative instruments including options and forward contracts in order to meet each Fund’s investment objectives. Each Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, each Fund may not achieve its investment objectives.

In pursuit of the Funds’ investment objectives, the Funds are exposed to the following market risks:

Equity Risk: Equity risk relates to change in value of equity securities such as common stocks due to general market conditions such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, or adverse investor sentiment. Equity securities generally have greater price volatility than fixed income securities.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following notes provide more detailed information about each derivative type held by the Funds:

Forward Foreign Currency Exchange Contracts—Columbia International Growth Fund and Columbia Pacific/Asia Fund entered into forward foreign currency exchange contracts to shift their investment exposure from one currency to another. These Funds entered into forward foreign currency exchange contracts for the purpose of shifting foreign currency exposure back to U.S. dollars. Columbia International Growth Fund and Columbia Pacific/Asia Fund also used forward contracts in order to achieve a representative weighted mix of major currencies in their benchmarks and/or to recover an underweight country exposure in their portfolios.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds’ portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also

Equity Funds

March 31, 2010

be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Options—Columbia Value and Restructuring Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund had written covered call options to decrease each Fund’s exposure to equity risk and to increase return on instruments. Written covered call options become more valuable as the price of the underlying instruments depreciates relative to the strike price.

Writing put options tends to increase a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund identifies within its portfolio of investments cash or liquid portfolio securities equal to the amount of the written options contract commitment.

A Fund may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. The Funds may pay a premium, which is included in the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If a Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

During the year ended March 31, 2010, Columbia Value and Restructuring Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund had entered into 9,000; 1,877 and 222 written option contracts, respectively.

The following table is a summary of the value of the Funds’ derivative instruments as of March 31, 2010.

	Fair Value of Derivative Instruments
	Assets	Liabilities
	Statements of Assets and Liabilities	Statements of Assets and Liabilities
	Fair Value	Fair Value
Funds	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Written Options, at Value	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts
Columbia Value and Restructuring Fund	$—	$593,000	$—
Columbia International Growth Fund	355,745	8,432	152,829
Columbia Pacific/Asia Fund	56,956	195	28,860

Equity Funds

March 31, 2010

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2010:

		Amount of Realized Gain or (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Funds	Risk Exposure	Written Options	Forward Foreign Currency Exchange Contracts	Written Options	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts
Columbia Value and Restructuring Fund	Equity	$—	$—	$(35,280)	$—
Columbia International Growth Fund	Equity/ Foreign Exchange Rate	64,927	513,912	4,009	(100,279)
Columbia Pacific/Asia Fund	Equity/ Foreign Exchange Rate	5,266	298,231	—	(17,801)

Note 7. Portfolio Information

For the year ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	Purchases	Sales
Columbia Blended Equity Fund	$111,369,239	$152,754,209
Columbia Energy and Natural Resources Fund	2,844,000,862	2,695,066,555
Columbia Mid Cap Core Fund	121,215,667	143,611,875
Columbia Select Large Cap Growth Fund	1,255,611,409	397,623,120
Columbia Select Opportunities Fund	145,729,062	216,906,759
Columbia Select Small Cap Fund	429,238,064	365,887,600
Columbia Value and Restructuring Fund	403,070,109	806,151,932
Columbia Emerging Markets Fund	255,476,400	269,190,383
Columbia International Growth Fund	199,112,860	261,316,307
Columbia Pacific/Asia Fund	28,174,983	34,711,895

Note 8. Redemption-in-Kind

Sales of securities for Columbia Value and Restructuring Fund include the value of securities delivered through an in-kind redemption of certain fund shares on July 10, 2009. Any realized gain on securities deliver through an in-kind redemption of fund shares is not taxable to the Fund. The value of securities and realized gain on securities delivered through an in-kind redemption of fund shares aggregated $104,650,659 and $12,737,100, respectively.

Note 9. Regulatory Settlements

During the year ended March 31, 2010, the following Funds received payments relating to certain regulatory settlements with third parties that the Funds had participated in during the year. The payments have been included in “Increase from regulatory settlements” on the Statements of Changes in Net Assets. The payments were as follows:

Amount
Columbia Blended Equity Fund	$25,685
Columbia Energy and Natural Resources Fund	35,194
Columbia Select Small Cap Fund	18,764
Columbia Value and Restructuring Fund	11,049
Columbia International Growth Fund	6,592
Columbia Pacific/Asia Fund	79,506

Note 10. Redemption Fees

Effective March 1, 2010, Columbia Emerging Markets Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund no longer assess a 2.00% redemption fee on the proceeds from Fund shares that are redeemed within 60 days of purchase. The redemption fees were designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which were retained by the Funds, were accounted for as an addition to paid-in capital and were allocated to each class based on the relative net assets at the time of the redemption. For the year ended March 31, 2010, the Funds assessed redemption fees as follows:

Amount
Columbia Emerging Markets Fund	$36,026
Columbia International Growth Fund	4,246
Columbia Pacific/Asia Fund	1,523

Equity Funds

March 31, 2010

Note 11. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2010, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund that borrowed were as follows:

Fund	Average Daily Loan Balance Outstanding on Days Where Borrowing Existed	Weighted Average Interest Rate
Columbia Blended Equity Fund	$1,200,000	0.873%
Columbia Energy and Natural Resources Fund	5,950,000	1.187
Columbia Mid Cap Core Fund	1,000,000	1.428
Columbia Select Opportunities Fund	1,575,000	0.720
Columbia Select Small Cap Fund	850,000	1.423
Columbia Value and Restructuring Fund	5,391,837	0.979
Columbia Emerging Markets Fund	3,005,263	1.028
Columbia International Growth Fund	1,423,810	1.026

Note 12. Shares of Beneficial Interest

As of March 31, 2010, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Blended Equity Fund	40.0
Columbia Energy and Natural Resources Fund	18.5
Columbia Mid Cap Core Fund	53.9
Columbia Select Large Cap Growth Fund	65.7
Columbia Select Opportunities Fund	79.8
Columbia Select Small Cap Fund	52.6
Columbia Value and Restructuring Fund	24.8
Columbia Emerging Markets Fund	27.9
Columbia International Growth Fund	77.9
Columbia Pacific/Asia Fund	43.2

As of March 31, 2010, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia Blended Equity Fund	1	18.9
Columbia Energy and Natural Resources Fund	1	24.4
Columbia Mid Cap Core Fund	1	17.6
Columbia Select Opportunities Fund	1	11.6
Columbia Select Small Cap Fund	2	13.6

Equity Funds

March 31, 2010

	Number of Shareholders	% of Shares Outstanding Held
Columbia Value and Restructuring Fund	2	36.1
Columbia Emerging Markets Fund	4	49.3
Columbia International Growth Fund	1	9.8
Columbia Pacific/Asia Fund	3	28.2

As of March 31, 2010, no other shareholders owned more than 5% of the outstanding shares of each Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 13. Significant Risks and Contingencies

Non-Diversification Risk

As a non-diversified mutual fund, Columbia Energy and Natural Resources Fund is permitted to invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

Because Columbia Pacific/Asia Fund’s investments are concentrated in the Asia/Pacific region, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

Equity Funds

March 31, 2010

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman

Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such,

Equity Funds

March 31, 2010

we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 14. Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the fiscal year ended March 31, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. No subsequent events or transactions have occurred that would require adjustment of the financial statements as presented. On April 30, 2010, the Transaction disclosed in Note 4 closed. Effective May 1, 2010, the New Advisor became the investment advisor and administrator of the Funds and subsequently changed its name to Columbia Management Investment Advisers, LLC. On that date, the New Transfer Agent became the transfer agent of the Funds and changed its name to Columbia Management Investment Services Corp. Also on that date, the New Distributor became the distributor of the Funds/Portfolios and changed its name to Columbia Management Investment Distributors, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Columbia Funds Series Trust I

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Columbia Blended Equity Fund, Columbia Energy and Natural Resources Fund, Columbia Mid Cap Core Fund, Columbia Select Large Cap Growth Fund, Columbia Select Opportunities Fund, Columbia Select Small Cap Fund, Columbia Value and Restructuring Fund, Columbia Emerging Markets Fund, Columbia International Growth Fund and Columbia Pacific/Asia Fund (each a series of Columbia Funds Series Trust I and hereafter collectively referred to as the “Funds”) at March 31, 2010, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 21, 2010

Federal Income Tax Information (Unaudited) – Equity Funds

Columbia Blended Equity Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended March 31, 2010, $6,710,422, or, if subsequently determined to be different, the net capital gain of such year.

100.00% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Energy and Natural Resources Fund

89.20% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 98.66%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Mid Cap Core Fund

97.10% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 97.10%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Select Opportunities Fund

100.00% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Value and Restructuring Fund

100.00% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Emerging Markets Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended March 31, 2010, $17,434,004, or, if subsequently determined to be different, the net capital gain of such year.

Foreign taxes paid during the fiscal year ended March 31, 2010, of $1,065,692 are being passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $7,753,254 ($0.22 per share) for the fiscal year ended March 31, 2010.

For non-corporate shareholders 48.10%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia International Growth Fund

Foreign taxes paid during the fiscal year ended March 31, 2010, of $424,371 are being passed through to shareholders. This represents $0.03 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $5,485,382 ($0.43 per share) for the fiscal year ended March 31, 2010.

6.08% of the ordinary income distributed by the Fund for the fiscal year ended March 31, 2010, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Columbia Pacific/Asia Fund

Foreign taxes paid during the fiscal year ended March 31, 2010, of $67,887 are being passed through to shareholders. This represents $0.02 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $698,768 ($0.17 per share) for the fiscal year ended March 31, 2010.

For non-corporate shareholders 97.18%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended March 31, 2010 may represent qualified dividend income.

The Fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds of Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 65; Mrs. Fields

Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 65; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 65; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 65; None

Charles R. Nelson (Born 1942)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 65; None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)

President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of

Faculties, Boston College from August 1999 to October 2005. Oversees 65; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 65; None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 65; None

Anne-Lee Verville (Born 1945)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 65; None

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

William E. Mayer[1] (Born 1940)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 65;

Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary , Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (Born 1958)
One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)
100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the current advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (i) Columbia’s financial results and financial condition, (ii) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (iii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (iv) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (v) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”) and reviews materials relating to the funds’ relationships with Columbia provided by the Fee Consultant. Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the Fee Consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009.

The Board of Trustees also unanimously approved new advisory agreements (the “New Agreements”) for the funds with RiverSource Investments, LLC (to be renamed Columbia Management Investment Advisers, LLC) (“RiverSource”) at a meeting held on December 17, 2009. The New Agreements have since been approved by shareholders of the funds and are expected to take effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. (“Ameriprise”), the parent company of RiverSource Investments, LLC (the “Transaction”).

The Advisory Fees and Expenses Committee met on multiple occasions to review the New Agreements for the funds. On

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December 14, 2009, the Advisory Fees and Expenses Committee recommended that the full Board approve the New Agreements. On December 17, 2009, the full Board, including a majority of the Independent Trustees, approved the New Agreements. Prior to their approval of the New Agreements, the Advisory Fees and Expenses Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, Bank of America Corp., Columbia, RiverSource and Ameriprise. In connection with their most recent approval of the Agreements (as discussed above) on October 28, 2009, the Advisory Fees and Expenses Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Advisory Fees and Expenses Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the New Agreements and other matters relating to the Transaction with representatives of Bank of America Corp., Columbia, RiverSource and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each New Agreement, as well as certain information obtained through RiverSource’s responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Advisory Fees and Expenses Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the Fee Consultant (as discussed above).

In considering whether to approve the New Agreements and to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. In particular, the Trustees considered the following matters:

Matters Relating to the Agreements and the New Agreements

The nature, extent and quality of the services provided or to be provided to the funds under the Agreements and the New Agreements. The Trustees considered the nature, extent and quality of the services provided and the resources dedicated by Columbia and its affiliates (or to be provided and dedicated by RiverSource and its affiliates) to the funds.

Among other things, the Trustees considered, with respect to Columbia and its affiliates, (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

Among other things, the Trustees considered, with respect to RiverSource and its affiliates, (i) the expected effect of the Transaction on the operations of the funds, (ii) the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, (iii) RiverSource’s compliance program and compliance record, (iv) the ability of RiverSource (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, (v) the trade execution services to be provided on behalf of the funds and (vi) the quality of RiverSource’s investment research capabilities and the other resources that it indicated it would devote to each fund. As noted above, the Trustees also considered RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource following the Transaction, and that the process for determining the portfolio

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management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams. The Trustees also noted the professional experience and qualifications of the senior personnel of RiverSource. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the funds by RiverSource and its affiliates, including discussions with the funds’ Chief Compliance Officer regarding RiverSource’s compliance program. The Trustees also discussed RiverSource’s compliance program with the Chief Compliance Officer for the RiverSource funds. The Trustees also considered RiverSource’s representation that the funds’ Chief Compliance Officer would serve as the Chief Compliance Officer of RiverSource following the Transaction. The Trustees considered RiverSource’s ability to provide administrative services to the funds, noting that while some Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered RiverSource’s ability to coordinate the activities of each fund’s other service providers. The Trustees considered performance information provided by RiverSource with respect to other mutual funds advised by RiverSource, and discussed with senior executives of RiverSource its process for identifying which portfolio management teams of the legacy Columbia and RiverSource organizations would be responsible for the management of the funds following the Transaction.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of services provided by Columbia supported the continuation of the Agreements, and that the nature, extent and quality of services expected to be provided by RiverSource supported approval of the New Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates, and the expected costs of the services to be provided and the profits expected to be realized by RiverSource and its affiliates, from their relationships with the funds. With respect to Columbia and its affiliates, the Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered each fund’s total expenses and actual management fees relative to those of a peer group selected by an independent third-party data provider for the purposes of expense comparisons. Specifically, Columbia Blended Equity Fund’s total expenses were in the third quintile and actual management fees were in the fifth quintile (where the lowest fees and expenses would be in the first quintile); Columbia Energy and Natural Resources Fund’s total expenses and actual management fees were in the third quintile; Columbia Mid Cap Core Fund’s total expenses were in the first quintile and actual management fees were in the third quintile; Columbia Select Large Cap Growth Fund’s total expenses and actual management fees were in the fourth quintile; Columbia Select Opportunities Fund’s total expenses were in the third quintile and actual management fees were in the fifth quintile; Columbia Select Small Cap Fund’s total expenses were in the third quintile and actual management fees were in the fourth quintile; Columbia Value and Restructuring Fund’s total expenses were in the third quintile and actual management fees were in the fourth quintile; Columbia Emerging Markets Fund’s total expenses and actual management fees were in the first quintile; Columbia International Growth Fund’s total expenses were in the first quintile and actual management fees were in the fourth quintile; and Columbia Pacific/Asia Fund’s total expenses were in the first quintile and actual management fees were in the second quintile.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

In connection with the integration of the legacy Columbia and RiverSource organizations, the Trustees considered, among other things, RiverSource’s projected annual net expense synergies (reductions in the cost of providing services to the funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the funds. The Trustees also considered information provided by RiverSource regarding their respective financial conditions. The Trustees considered that RiverSource proposed to continue voluntary expense caps currently in effect for the funds and that RiverSource had undertaken not to change these caps without further discussion with the Independent Trustees.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement pertaining to that fund, and that the expected profitability to RiverSource and its affiliates from its relationship with each fund supported the approval of the New Agreements.

Economies of Scale. With respect to Columbia and its affiliates, the Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

With respect to RiverSource and its affiliates, the Trustees considered the existence of any anticipated economies of scale in the provision by RiverSource of services to each fund, to groups of related funds and to RiverSource’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the funds. The Trustees considered Ameriprise’s anticipated net expense synergies resulting from the Transaction, and considered the possibility that the funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the funds and their shareholders. The Trustees considered the potential effect of the Transaction on the distribution of the funds, and noted that the proposed management fee schedules for the funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were shared or expected to be shared with the funds supported the continuation of the Agreements and the approval of the New Agreements.

Matters Relating to the Agreements

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The

Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted the performance of each fund through April 30, 2009 relative to that of a peer group selected by an independent third-party data provider for purposes of performance comparisons. Specifically, Columbia Blended Equity Fund’s performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-year period, in the second quintile for the three-year period, in the third quintile for the five-year period and in the fifth quintile for the ten-year period; Columbia Energy and Natural Resources Fund’s performance was in the third quintile for the one- and three-year periods, and in the first quintile for the five- and ten-year periods; Columbia Mid Cap Core Fund’s performance was in the fifth quintile for the one-, three- and five-year periods, and in the fourth quintile for the ten-year period; Columbia Select Large Cap Growth Fund’s performance was in the fourth quintile for the one-year period, in the first quintile for the three- and five-year periods, and in the fifth quintile for the ten-year period; Columbia Select Opportunities Fund’s performance was in the fifth quintile for the one-year period, in the third quintile for the three-year period and in the second quintile for the five- and ten-year periods; Columbia Select Small Cap Fund’s performance was in the fourth quintile for the one-year period and in the third quintile for the three-, five- and ten-year periods; Columbia Value and Restructuring Fund’s performance was in the fifth quintile for the one-year period, in the fourth quintile for the three-year period, in the second quintile for the five-year period and in the first quintile for the ten-year period; Columbia Emerging Markets Fund’s performance was in the fourth quintile for the one-, three- and five-year periods, and in the second quintile for the ten-year period; Columbia International Growth Fund’s performance was in the fifth quintile for the one- and three-year periods, and in the fourth quintile for the five- and ten-year periods; and Columbia Pacific/Asia Fund’s performance was in the third quintile for the one- and three-year periods, and in the fifth quintile for the five- and ten-year periods.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement pertaining to that fund.

Other Factors. The Trustees also considered other factors with respect to Columbia and its affiliates, which included but were not limited to the following:

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the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

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the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

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so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the Fee Consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Matters Relating to the New Agreements

The Trustees considered all materials that they, their legal counsel or RiverSource believed reasonably necessary to evaluate and to determine whether to approve the New Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees’ approvals included the factors set forth below:

(i)	the reputation, financial strength, regulatory histories and resources of RiverSource and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance, including an assessment of RiverSource’s compliance system by the funds’ Chief Compliance Officer;

(iii)	the qualifications of the personnel of RiverSource that would be expected to provide advisory services to each fund, including RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource, and that the process for determining the portfolio management team for each fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams;

(iv)	the terms and conditions of the New Agreements, including the differences between the New Agreements and the Agreements;

(v)	the terms and conditions of other agreements and arrangements relating to the future operations of the funds, including an administrative services agreement and a Master Services and Distribution Agreement;

(vi)	the commitment of RiverSource and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each fund or its shareholders following closing of the Transaction;

(vii)	that the Trustees recently had completed a full annual review of the Agreements, as required by the 1940 Act, for each fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each fund were sufficient to warrant their approval;

(viii)	that the advisory fee rates payable by each fund would not change;

(ix)	that RiverSource and Bank of America, and not any fund, would bear the costs of obtaining approvals of the New Agreement;

(x)	that Ameriprise and RiverSource had agreed to exercise reasonable best efforts to assure that, for a period of two years after the closing of the Transaction, there would not be imposed on any fund any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into RiverSource and its affiliates as a result of the Transaction also have experience in integrating fund families; and that the senior management of RiverSource following the Transaction would include certain senior executives of Columbia who are currently responsible for oversight of services provided to the funds.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each fund to RiverSource under the New Agreements are the same as those currently paid by each fund to Columbia under the Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the continuance of the Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each fund supported the continuation of the agreement pertaining to that fund.

The Trustees noted that in certain cases the effective advisory fee rate for a RiverSource fund was lower than the proposed investment advisory fee rate for a fund with generally similar investment objectives and strategies. The Trustees also noted that RiverSource’s investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the funds, consistent with those in the Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and RiverSource’s undertaking not to change expense caps previously implemented by Columbia with respect to the funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by RiverSource to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, RiverSource’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for RiverSource and the additional resources required to manage mutual funds effectively. In evaluating each fund’s expected advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund.

The Trustees also considered that for certain funds, certain administrative services that are provided under the Agreements would not be provided under the New Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although RiverSource had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise’s and RiverSource’s covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each fund supported the approval of the New Agreements.

Other Benefits to RiverSource. The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by RiverSource and its affiliates as a result of their relationships with the funds, such as the engagement of RiverSource to provide administrative services to the funds and the engagement of RiverSource’s affiliates to provide distribution and transfer agency services to the funds. The Trustees considered that the funds’ distributor, which would be an affiliate of RiverSource, retains a portion of the distribution fees from the funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the funds. The Trustees also considered the benefits of research made available to RiverSource by reason of brokerage commissions generated by the funds’ securities transactions, and reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that RiverSource’s profitability would be somewhat lower without these benefits.

Conclusions

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the Fee Consultant, the Trustees, including the Independent Trustees, (i) approved the continuance of each of the Agreements through October 31, 2010 and (ii) approved each New Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMDI”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

[1]	CMA and CMDI are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.	Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.	The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.	The Atlantic equity Funds’ overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.	A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.

The Funds’ management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.	The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.	The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees’ Advisory Contract Review Process

14.	The Trustees’ evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds’ management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.	CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.	In 2008, CMG’s pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a “Review Fund”) to include criteria that focus exclusively on performance. The Trustees’ supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG’s own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)	Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)	Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG’s management of these Funds.

4)	Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)	Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)	Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund’s contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)	Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year’s profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year’s practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)	Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)	Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully Submitted,

Steven E. Asher

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the Atlantic Funds (the “Transaction”).3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the “Management Agreements”) with RiverSource Investments, LLC (“RI”),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees’ consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

[3]

Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the “Preliminary Response”), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG’s array of Funds used as investment vehicles by variable annuity and similar insurance products.

[4]

Ameriprise intends to re-brand RI with the “Columbia” name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG’s views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

■

Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds. [5]

■	tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

■

extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

■

information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI’s profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

■

disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

■

a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

[5]

On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that “most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds … will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process.”

Proxy Voting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved for each Fund as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia Blended Equity Fund	81,331,939	4,018,722	2,353,007	8,776,504
Columbia Energy and Natural Resources Fund	342,698,549	10,446,235	8,863,289	100,720,512
Columbia Mid Cap Core Fund	45,842,410	622,145	547,230	6,077,742
Columbia Select Large Cap Growth Fund	1,426,331,700	6,693,300	6,667,816	246,599,537
Columbia Select Opportunities Fund	95,992,863	993,793	397,460	3,504,932
Columbia Select Small Cap Fund	375,495,940	4,285,642	5,841,808	69,248,841
Columbia Value and Restructuring Fund	3,555,636,375	327,971,692	91,765,112	729,112,209
Columbia Emerging Markets Fund	237,152,166	5,603,391	3,487,783	32,869,386
Columbia International Growth Fund	120,313,435	1,857,218	818,311	6,013,223
Columbia Pacific/Asia Fund	16,153,051	828,095	258,692	1,735,340

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval, was approved for each Fund as follows:

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Columbia Blended Equity Fund	77,240,736	8,693,656	1,769,253	8,776,526
Columbia Energy and Natural Resources Fund	322,865,761	29,663,999	9,478,392	100,720,432
Columbia Mid Cap Core Fund	43,545,812	2,937,283	528,622	6,077,811
Columbia Select Large Cap Growth Fund	1,406,478,704	25,906,773	7,307,330	246,599,547
Columbia Select Opportunities Fund	94,068,203	2,677,965	637,937	3,504,943
Columbia Select Small Cap Fund	342,418,111	36,599,535	6,605,729	69,248,854
Columbia Value and Restructuring Fund	3,275,084,910	608,299,815	91,987,818	729,112,845
Columbia Emerging Markets Fund	231,553,319	10,972,630	3,717,391	32,869,386
Columbia International Growth Fund	117,758,901	4,451,332	778,668	6,013,287
Columbia Pacific/Asia Fund	15,662,030	1,316,514	261,294	1,735,340

Proposal 3: Each of the nominees for trustees was elected to the Trust’s Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

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Important Information About This Report

Transfer Agent*

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor*

Columbia Management Investment

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 02110

* As of May 1, 2010.

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Equity Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds’ website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

One Financial Center

Boston, MA 02111-2621

Equity Funds

Annual Report, March 31, 2010

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/44410-0310 (05/10) 10/95L0Z1

Annual Report

March 31, 2010

Columbia Bond Fund

Not FDIC Insured   •   May Lose Value   •   No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William “Ted” Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds’ advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC
Distributor	Columbia Management Investment Distributors, Inc.
Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds’ portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

[1]	Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+10.39% Class A shares
(without sales charge)

+7.69% Barclays Capital Aggregate Bond Index

Summary

■	For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 10.39% without sales charge.

■	The fund outperformed its benchmark, the Barclays Capital Aggregate Bond Index[1], but underperformed the average return of its peer group, the Lipper Corporate Debt Funds A Rated Classification.[2]

■	The fund’s short-maturity profile aided performance relative to the benchmark, while its conservative orientation was a slight handicap relative to competing funds.

Portfolio Management

Alexander D. Powers has co-managed the fund since 2008 and the predecessor fund since 1997. He has been associated with the advisor or its predecessors since 1996.

Michael Zazzarino has co-managed the fund since 2008 and the predecessor fund since 2005. He has been associated with the advisor or its predecessors since 2005.

Effective May 1, 2010, Alexander D. Powers will become the lead manager and Carl W. Pappo will also co-manage the fund.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Economic Update – Columbia Bond Fund

Summary

For the 12-month period that ended March 31, 2010

■

As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the BofA Merrill Lynch U.S. High Yield Cash Pay Index.

Barclays Aggregate Index	BofA ML Index

7.69%	55.67%

■	Stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

49.77%	54.44%

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of a slowdown in inventory reduction and of federal government stimulus spending. Hopes for a sustained recovery now depend on a variety of factors, including continued improvement in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of stabilizing, but stopped short of meaningful improvement during the period. Home sales moved higher in 2009 as new homebuyers took advantage of a federal tax credit. However, as the tax credit was set to expire in November 2009, sales slipped — and did not revive even though the tax credit was expanded and extended through April 2010. Housing prices remained relatively flat over the past year, but that was progress compared to 2008. The average home price fell sharply in 2008; and since then distressed properties, which account for approximately 40% of all housing sales, have held prices down because they are heavily discounted.

In the beleaguered labor market, there was some good news. While businesses continued to shed jobs through most of 2009, raising the unemployment rate to 9.7% at the end of the period*, job data turned positive in March 2010, buoyed by a swell of temporary workers hired to conduct the national once-in-a-decade census. Consumer spending also trended higher in the second half of the period. In fact, March year-over-year sales made a significant jump upward. Despite these improvements, consumer confidence, as measured monthly by The Conference Board, an independent research organization, failed to gain much ground during the year. Consumers surveyed continue to cite uncertain business conditions and still-weak labor prospects for their concerns.

On the business side of the economy, manufacturing activity gained momentum. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — rose above 50 in July 2009 — then rose for eight consecutive months to remain well above 50 for the remainder of the period. (An index value of 50+ indicates a growing economy.) Industrial production moved higher for eleven out of the past 12 months, and durable goods orders took off, with a big jump upward in January. Manufacturing capacity utilization inched upward to 72.7%.

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 7.69%. Municipal bonds gained more than taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital Municipal Bond Index2 returned 9.69%. The high-yield bond market was even stronger than the broad stock market during the period. For the 12 months covered by this report, the BofA Merrill Lynch U.S. High Yield Cash Pay Index3 returned 55.67%.

*	Source: U.S. Bureau of Labor Statistics

2

Economic Update (continued) – Columbia Bond Fund

The yield on the 10-year U.S. Treasury, a common bellwether for the bond market, rose from 2.7% to 3.8% during the 12-month period. Yet despite the pickup in economic activity, the Federal Reserve Board (the Fed) kept a key short-term interest rate — the federal funds rate — close to zero throughout the period.

Stocks staged a solid comeback

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued with little interruption through the end of the period. The U.S. stock market returned 49.77% for the 12-month period, as measured by the S&P 500 Index.4 Mid-cap stocks outperformed large- and small-cap stocks, and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.5 Outside the United States, stock market returns were slightly stronger. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, gained 54.44% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in a downdraft in 2008, but they bounced back stronger than domestic or developed world markets as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index7 returned 81.08% (net of dividends, in U.S. dollars) for the 12-month period, after giving back some gains in the first quarter of 2010.

Past performance is no guarantee of future results.

[1]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[2]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

[3]	The BofA Merrill Lynch U.S. High Yield Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

[4]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[5]

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

[6]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

[7]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.13
Class C	1.88
Class Y	0.83
Class Z	0.88

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	17,925	17,067
Class C	17,685	17,685
Class Y	18,069	n/a
Class Z	18,049	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		C		Y	Z
Inception	03/31/08		03/31/08		07/15/09	01/09/86
Sales charge	without	with	without	with	without	without
1-year	10.39	5.12	9.56	8.56	10.78	10.66
5-year	5.00	3.97	4.71	4.71	5.17	5.14
10-year	6.01	5.49	5.87	5.87	6.09	6.08

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions.

The Fund commenced operations on March 31, 2008. Class A, Class C, and Class Z share performance information includes the performance of Shares class shares of Core Bond Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods prior to March 31, 2008. These returns reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share class and the newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to March 31, 2008 would be lower for Class A and Class C shares, since these newer classes of shares are subject to higher distribution and service (Rule 12b-1) fees.

The returns for Class Y shares include the returns for Class Z shares prior to July 15, 2009, the date on which Class Y shares were initially offered by the fund. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. If differences in expenses had been reflected, the returns shown would be lower.

Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,025.00	1,020.94	4.04	4.03	0.80
Class C	1,000.00	1,000.00	1,022.30	1,017.20	7.81	7.80	1.55
Class Y	1,000.00	1,000.00	1,027.40	1,022.19	2.78	2.77	0.55
Class Z	1,000.00	1,000.00	1,027.40	1,022.19	2.78	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)
Class A	9.28
Class C	9.29
Class Y	9.30
Class Z	9.29

Distributions declared per share

04/01/09 – 03/31/10 ($)
Class A	0.41
Class C	0.34
Class Y	0.25
Class Z	0.43

30-day SEC yields

as of 03/31/10 (%)
Class A	2.89
Class C	2.14
Class Y	3.14
Class Z	3.14

The 30-day SEC yields reflect the fund’s earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor and/or its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 10.39% without sales charge. The fund’s return was above the 7.69% return of its benchmark, the Barclays Capital Aggregate Bond Index, for the same period. The fund underperformed the average return of its peer group, the Lipper Corporate Debt Funds A Rated Classification, which was 17.12% for the 12-month period. The fund’s maturity profile enabled it to outpace its benchmark. Its relatively conservative orientation hampered performance versus the more aggressively positioned funds in its peer group. However, this conservative positioning is consistent with our long-term investment strategy.

Maturity profile aided results

The fund’s maturity profile aided overall results. Early in 2009 we shortened the portfolio on the expectation that an improvement in the national economy would lead to higher long-term interest rates, a thesis that was borne out as the year progressed. We purchased some long-term corporate bonds, which did quite well for the period. Within these and other corporate purchases, our emphasis on the financial sector benefited returns and helped the fund outperform its benchmark.

Quality focus hampered return

The past twelve months were characterized by a dramatic recovery in the lower-quality asset classes that had suffered the most during a credit crisis that began in late 2008. In April 2009, when the reporting period began, many classes of corporate bonds and mortgage-backed investments were trading at extraordinary yield premiums to comparable Treasury securities. As the economy improved, however, so did the financial strength of the issuers and the quality of any underlying collateral. Fixed-income investors who sat on the sidelines during the worst days of the crisis gained the confidence to move back in, thereby pushing the yield premiums back down to more normal levels. In this environment, high-yield bonds were the best performing sector of the fixed-income market. Because this fund, like the benchmark index, has no exposure to high-yield securities, it lagged behind competing funds that do have high-yield exposure.

An emphasis on less-risky, seasoned commercial mortgage-backed securities (CMBS) also detracted from relative return. Low-quality securities generated from the lax underwriting standards of the late housing boom produced the biggest rebounds during the period, but these securities did not measure up to our standards for the fund. However, an overweight in CMBS benefited performance.

Looking ahead

The fund continues to be overweight in CMBS, with a corresponding underweight in securities backed by residential mortgages. Although the government’s extensive support for the secondary mortgage market has offered some interesting trading opportunities in this sector, it has not translated into a meaningful improvement for the residential housing market, hence our concern about the prevailing valuations of mortgage-backed securities. More generally, we will continue to maintain a relatively conservative investment style for this fund. Our conservative approach served the fund

6

Portfolio Managers’ Report (continued) – Columbia Bond Fund

Portfolio structure

as of 03/31/10 (%)
Corporate Fixed-Income Bonds & Notes	27.9
Mortgage-Backed Securities	23.3
Government & Agency Obligations	22.9
Commercial Mortgage-Backed Securities	19.9
Asset-Backed Securities	5.6
Municipal Bonds	0.3
Collateralized Mortgage Obligation	0.2
Short-Term Obligation	2.3
Other Assets & Liabilities, Net	(2.4)

Maturity Breakdown

as of 03/31/10 (%)
0-1 year	6.8
1-5 years	45.0
5-10 years	36.3
10-20 years	3.4
20-30 years	7.5
30 years and over	1.0

Quality Breakdown

as of 03/31/10 (%)
Treasury	17.1
Agency	27.1
AAA	26.3
AA	4.9
A	9.6
BBB	15.0

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor’s, a division of the McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund’s credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Portfolio structure is calculated as a percentage of net assets and quality breakdown and maturity breakdown are calculated as a percentage of total investments.

well in the crisis that preceded this period and is the basis, we believe, of an attractive long-term investment strategy.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

7

Investment Portfolio – Columbia Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes – 27.9%

	Par ($)	Value ($)
Basic Materials – 1.8%
Chemicals – 0.8%
Dow Chemical Co.
5.900% 02/15/15	2,155,000	2,333,055
8.550% 05/15/19	625,000	756,088
9.400% 05/15/39	200,000	268,088

Lubrizol Corp.
8.875% 02/01/19	1,400,000	1,765,762

Chemicals Total		5,122,993

Iron/Steel – 0.8%
ArcelorMittal
7.000% 10/15/39	190,000	195,127
9.850% 06/01/19	785,000	997,733
Nucor Corp.
5.000% 06/01/13	900,000	972,455
5.850% 06/01/18	2,385,000	2,588,991

Iron/Steel Total		4,754,306

Metals & Mining – 0.2%
Vale Overseas Ltd.
6.875% 11/21/36	1,145,000	1,184,560

Metals & Mining Total		1,184,560

Basic Materials Total		11,061,859

Communications – 4.3%
Media – 2.3%
Comcast Cable Holdings LLC
9.800% 02/01/12	2,600,000	2,949,559

Comcast Corp.
5.850% 11/15/15	2,460,000	2,695,550
6.950% 08/15/37	125,000	135,227

News America, Inc.
6.400% 12/15/35	695,000	709,701

Time Warner Cable, Inc.
3.500% 02/01/15	5,540,000	5,544,687
5.850% 05/01/17	550,000	588,913

Time Warner Companies, Inc.
7.250% 10/15/17	593,000	681,303

Time Warner, Inc.
6.500% 11/15/36	1,015,000	1,042,677

Media Total		14,347,617

Telecommunication Services – 2.0%
AT&T, Inc.
5.500% 02/01/18	1,850,000	1,964,051
6.550% 02/15/39	600,000	630,745

	Par ($)	Value ($)
BellSouth Corp.
5.200% 09/15/14	2,460,000	2,650,534

British Telecommunications PLC
5.950% 01/15/18	2,855,000	2,930,935

Cellco Partnership/Verizon Wireless Capital LLC
5.550% 02/01/14	480,000	524,564
8.500% 11/15/18	600,000	748,595

Deutsche Telekom International Finance, Multi-Coupon Bond
8.750% 06/15/30 (a)	500,000	640,355

Telefonica Emisiones SAU
6.421% 06/20/16	2,000,000	2,221,842

Telecommunication Services Total		12,311,621

Communications Total		26,659,238

Consumer Cyclical – 0.4%
Retail – 0.4%
CVS Pass-Through Trust
6.036% 12/10/28	760,168	751,829
8.353% 07/10/31 (b)	1,256,038	1,458,687

McDonald’s Corp.
5.000% 02/01/19	200,000	209,874

Retail Total		2,420,390

Consumer Cyclical Total		2,420,390

Consumer Non-Cyclical – 3.6%
Beverages – 0.4%
Anheuser-Busch InBev Worldwide, Inc.
7.200% 01/15/14 (b)	550,000	630,095
7.750% 01/15/19 (b)	700,000	832,568
8.000% 11/15/39 (b)	635,000	803,511

Beverages Total		2,266,174

Food – 2.4%
Campbell Soup Co.
4.500% 02/15/19	715,000	727,518

ConAgra Foods, Inc.
7.000% 10/01/28	1,300,000	1,417,992

General Mills, Inc.
5.200% 03/17/15	1,660,000	1,802,059

See Accompanying Notes to Financial Statements.

8

Columbia Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Consumer Non-Cyclical (continued)
Kraft Foods, Inc.
4.125% 02/09/16	6,605,000	6,692,893

Kroger Co.
3.900% 10/01/15	3,785,000	3,831,423

Food Total		14,471,885

Healthcare Services – 0.5%
Roche Holdings, Inc.
6.000% 03/01/19 (b)	2,200,000	2,431,275

WellPoint, Inc.
7.000% 02/15/19	635,000	720,081

Healthcare Services Total		3,151,356

Household Products/Wares – 0.1%
Fortune Brands, Inc.
5.125% 01/15/11	750,000	771,489

Household Products/Wares Total		771,489

Pharmaceuticals – 0.2%
Novartis Securities Investment Ltd.
5.125% 02/10/19	1,300,000	1,377,845

Pharmaceuticals Total		1,377,845

Consumer Non-Cyclical Total		22,038,749

Energy – 3.0%
Oil & Gas – 1.4%
Canadian Natural Resources Ltd.
6.250% 03/15/38	520,000	537,704

Devon Energy Corp.
6.300% 01/15/19	485,000	541,341

Hess Corp.
7.300% 08/15/31	660,000	752,064

Marathon Oil Corp.
7.500% 02/15/19	1,060,000	1,245,080

Nexen, Inc.
5.650% 05/15/17	1,000,000	1,053,518
7.500% 07/30/39	445,000	507,604

Shell International Finance BV
5.500% 03/25/40	1,915,000	1,877,213

Talisman Energy, Inc.
5.850% 02/01/37	300,000	287,573
7.750% 06/01/19	1,579,000	1,881,457

Oil & Gas Total		8,683,554

	Par ($)	Value ($)
Oil & Gas Services – 0.7%
Halliburton Co.
5.900% 09/15/18	400,000	439,548

Smith International, Inc.
9.750% 03/15/19	925,000	1,244,224

Weatherford International Ltd.
5.150% 03/15/13	2,175,000	2,311,105

Oil & Gas Services Total		3,994,877

Pipelines – 0.9%
Enbridge Energy Partners LP
7.500% 04/15/38	750,000	878,043

Energy Transfer Partners LP
6.000% 07/01/13	230,000	248,633

Kinder Morgan Energy Partners LP
6.500% 09/01/39	120,000	123,349
6.950% 01/15/38	750,000	812,423

Plains All American Pipeline LP/PAA Finance Corp.
5.750% 01/15/20	150,000	153,818
6.650% 01/15/37	750,000	777,705
8.750% 05/01/19	865,000	1,055,272

TransCanada Pipelines Ltd.
6.350% 05/15/67 (05/15/15) (a)(c)	210,000	199,814
7.625% 01/15/39	1,000,000	1,218,567

Pipelines Total		5,467,624

Energy Total		18,146,055

Financials – 10.0%
Banks – 5.9%
Bank of New York Mellon Corp.
5.450% 05/15/19	2,145,000	2,274,865

Barclays Bank PLC
5.000% 09/22/16	825,000	847,993

Capital One Capital IV
6.745% 02/17/37 (02/17/32) (a)(c)	695,000	599,438

Capital One Capital V
10.250% 08/15/39	1,200,000	1,421,622

Capital One Financial Corp.
5.700% 09/15/11	1,585,000	1,656,560
7.375% 05/23/14	290,000	331,392

See Accompanying Notes to Financial Statements.

9

Columbia Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Financials (continued)
Citigroup, Inc.
6.010% 01/15/15	3,655,000	3,839,826

Comerica Bank
0.337% 06/30/10 (04/30/10) (a)(c)	350,000	349,827
5.200% 08/22/17	660,000	640,240
5.750% 11/21/16	250,000	257,335

Deutsche Bank AG London
4.875% 05/20/13	765,000	819,793

Discover Financial Services
10.250% 07/15/19	445,000	529,443

JPMorgan Chase Capital XVIII
6.950% 08/17/36	105,000	102,912

JPMorgan Chase Capital XX
6.550% 09/29/36	1,970,000	1,848,687

JPMorgan Chase Capital XXII
6.450% 02/02/37	1,425,000	1,322,981

KeyBank NA
5.800% 07/01/14	750,000	767,056

Keycorp
6.500% 05/14/13	1,690,000	1,804,766

Lloyds TSB Bank PLC
4.375% 01/12/15 (b)	5,310,000	5,234,502

National City Corp.
4.900% 01/15/15	575,000	600,623

Northern Trust Corp.
5.500% 08/15/13	2,005,000	2,218,811

PNC Funding Corp.
3.625% 02/08/15	1,060,000	1,066,350
5.125% 02/08/20	1,610,000	1,621,821

U.S. Bancorp
3.150% 03/04/15	920,000	910,481

USB Capital IX
6.189% 04/15/49 (04/15/11) (a)(c)	3,510,000	3,001,050

Westpac Banking Corp.
4.200% 02/27/15	1,825,000	1,878,609

Banks Total		35,946,983

	Par ($)	Value ($)
Diversified Financial Services – 1.0%
Ameriprise Financial, Inc.
7.300% 06/28/19	855,000	990,642

General Electric Capital Corp.
5.500% 01/08/20	2,498,000	2,548,622

International Lease Finance Corp.
4.875% 09/01/10	1,887,000	1,886,983

Lehman Brothers Holdings, Inc.
5.625% 01/24/13 (d)(e)	2,620,000	618,975

Diversified Financial Services Total		6,045,222

Insurance – 2.4%
CNA Financial Corp.
5.850% 12/15/14	424,000	431,444
7.350% 11/15/19	841,000	878,954

Hartford Financial Services Group, Inc.
6.625% 03/30/40	835,000	821,601

ING Groep NV
5.775% 12/29/49 (12/08/15) (a)(c)	1,515,000	1,290,023

Liberty Mutual Group, Inc.
7.500% 08/15/36 (b)	855,000	824,520
10.750% 06/15/58 (a)(b)	1,310,000	1,467,200

Lincoln National Corp.
8.750% 07/01/19	1,030,000	1,259,455

MetLife Capital Trust X
9.250% 04/08/38 (a)(b)	710,000	798,750

MetLife, Inc.
10.750% 08/01/39	1,165,000	1,501,629

Principal Life Income Funding Trusts
5.300% 04/24/13	2,040,000	2,189,856

Prudential Financial, Inc.
7.375% 06/15/19	1,045,000	1,198,393

Transatlantic Holdings, Inc.
8.000% 11/30/39	1,040,000	1,062,888

Unum Group
7.125% 09/30/16	1,210,000	1,315,314

Insurance Total		15,040,027

See Accompanying Notes to Financial Statements.

10

Columbia Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Financials (continued)
Real Estate Investment Trusts (REITs) – 0.7%
Brandywine Operating Partnership LP
7.500% 05/15/15	1,435,000	1,544,156

Duke Realty LP
7.375% 02/15/15	755,000	815,332
8.250% 08/15/19	1,922,600	2,144,255

Real Estate Investment Trusts (REITs) Total		4,503,743

Financials Total		61,535,975

Industrials – 1.9%
Aerospace & Defense – 0.2%
Embraer Overseas Ltd.
6.375% 01/15/20	1,125,000	1,144,688

Aerospace & Defense Total		1,144,688

Machinery – 0.0%
Caterpillar Financial Services Corp.
4.850% 12/07/12	265,000	285,007

Machinery Total		285,007

Machinery-Construction & Mining – 0.1%
Caterpillar, Inc.
8.250% 12/15/38	590,000	788,759

Machinery-Construction & Mining Total		788,759

Miscellaneous Manufacturing – 0.3%
Ingersoll-Rand Global Holding Co., Ltd.
9.500% 04/15/14	995,000	1,206,473

Tyco International Ltd./Tyco International Finance SA
6.875% 01/15/21	335,000	382,804

Miscellaneous Manufacturing Total		1,589,277

Transportation – 1.3%
BNSF Funding Trust I
6.613% 12/15/55 (01/15/26) (a)(c)	1,320,000	1,282,050

Burlington Northern Santa Fe Corp.
6.750% 07/15/11	805,000	856,505

CSX Corp.
6.250% 04/01/15	2,460,000	2,751,441

	Par ($)	Value ($)
Union Pacific Corp.
7.875% 01/15/19	2,725,000	3,273,796

Transportation Total		8,163,792

Industrials Total		11,971,523

Technology – 0.5%
Networking Products – 0.1%
Cisco Systems, Inc.
5.900% 02/15/39	830,000	842,661

Networking Products Total		842,661

Office/Business Equipment – 0.2%
Xerox Corp.
6.400% 03/15/16	950,000	1,042,642

Office/Business Equipment Total		1,042,642

Software – 0.2%
Oracle Corp.
6.500% 04/15/38	815,000	899,580

Software Total		899,580

Technology Total		2,784,883

Utilities – 2.4%
Electric – 1.9%
Commonwealth Edison Co.
5.950% 08/15/16	1,000,000	1,096,122

Duke Energy Carolinas LLC
5.100% 04/15/18	1,000,000	1,044,617
5.250% 01/15/18	2,000,000	2,106,336

Georgia Power Co.
5.700% 06/01/17	1,185,000	1,298,905

Niagara Mohawk Power Corp.
4.881% 08/15/19 (b)	815,000	809,395

Nisource Finance Corp.
5.250% 09/15/17	685,000	688,445

Oncor Electric Delivery Co.
5.950% 09/01/13	750,000	819,033

Pacific Gas & Electric Co.
5.625% 11/30/17	1,665,000	1,792,472

Peco Energy Co.
5.350% 03/01/18	2,175,000	2,291,830

Electric Total		11,947,155

See Accompanying Notes to Financial Statements.

11

Columbia Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Utilities (continued)
Gas – 0.5%
Atmos Energy Corp.
6.350% 06/15/17	500,000	537,717
8.500% 03/15/19	800,000	981,492

Nakilat, Inc.
6.067% 12/31/33 (b)	1,030,000	937,393

Sempra Energy
6.500% 06/01/16	415,000	463,632

Gas Total		2,920,234

Utilities Total		14,867,389

Total Corporate Fixed-Income Bonds & Notes (cost of $162,249,250)		171,486,061

Mortgage-Backed Securities – 23.3%
Federal Home Loan Mortgage Corporation
4.500% 09/01/24	3,885,440	4,035,429
4.500% 11/01/24	16,525,607	17,163,543
5.000% 03/01/21	64,003	67,861
5.388% 05/01/39 (04/01/10) (a)(c)	5,452,535	5,760,963
5.596% 08/01/37 (04/01/10) (a)(c)	2,283,405	2,415,396
5.631% 06/01/37 (04/01/10) (a)(c)	1,719,979	1,820,512
5.703% 06/01/36 (04/01/10) (a)(c)	2,767,796	2,912,824
6.000% 02/01/39	1,659,771	1,782,889
7.000% 12/01/35	1,144,536	1,275,593

Federal National Mortgage Association
4.000% 03/01/39	3,382,812	3,283,303
4.000% 10/01/39	7,399,772	7,181,358
4.000% 12/01/39	1,590,190	1,543,254
4.500% 07/01/24	2,929,831	3,043,389
4.500% 11/01/24	4,249,892	4,414,614
4.500% 02/01/39	6,361,259	6,382,933
4.500% 11/01/39	2,987,153	2,997,331
4.680% 06/01/19	1,582,559	1,646,361
4.680% 09/01/19	2,975,000	3,075,012
4.760% 09/01/19	1,575,500	1,644,531
4.770% 06/01/19	1,632,165	1,711,981
5.500% 06/01/35	454,236	480,219
5.534% 10/01/37 (04/01/10) (a)(c)	1,794,224	1,877,853
6.000% 05/01/37	6,258,990	6,659,074
6.000% 08/01/38	15,111,455	16,070,316
6.000% 12/01/38	5,256,740	5,590,294

	Par ($)	Value ($)
6.500% 02/01/13	64,363	69,477
7.500% 10/01/29	51,697	58,498

TBA,
4.500% 12/01/40 (f)	21,100,000	21,146,167

Government National Mortgage Association
4.375% 04/20/28 (04/01/10) (a)(c)	9,966	10,293
4.375% 06/20/28 (04/01/10) (a)(c)	79,778	82,402
4.500% 07/20/33	1,227,693	1,251,061
4.500% 09/15/33	591,181	604,199
4.500% 07/15/39	8,586,467	8,705,787
4.500% 02/15/40	3,994,821	4,050,334
6.000% 03/20/28	182,326	198,172
6.500% 05/15/23	1,381	1,489
6.500% 05/15/28	82,598	91,126
6.500% 06/15/28	42,331	46,701
6.500% 12/15/31	66,425	73,035
6.500% 04/15/32	21,825	23,874
7.000% 05/15/29	104,951	117,843
7.500% 03/15/28	43,670	49,354
8.000% 10/15/17	98,316	108,774
8.000% 01/15/30	166,726	192,132
8.500% 06/15/17	216,159	242,015
8.500% 11/15/17	82,463	90,492
8.500% 12/15/17	393,000	431,267
9.000% 12/15/17	355,029	395,709
9.000% 06/15/30	27,428	31,950
9.500% 11/15/17	318,328	356,862

Total Mortgage-Backed Securities (cost of $142,834,664)		143,265,846

Government & Agency Obligations – 22.9%

Foreign Government Obligations – 2.3%
European Investment Bank
3.000% 04/08/14	5,250,000	5,369,815

International Bank for Reconstruction & Development
5.000% 04/01/16	3,900,000	4,295,768

Pemex Project Funding Master Trust
5.750% 03/01/18	1,000,000	1,029,145

Province of Quebec
4.625% 05/14/18	2,500,000	2,608,928

See Accompanying Notes to Financial Statements.

12

Columbia Bond Fund

March 31, 2010

Government & Agency Obligations (continued)

	Par ($)	Value ($)
Foreign Government Obligations (continued)

Republic of Italy
5.375% 06/12/17	660,000	709,312

Foreign Government Obligations Total		14,012,968

U.S. Government Agencies – 3.5%
Federal Home Loan Banks
0.700% 06/23/11	9,640,000	9,638,303

Resolution Funding Corp., STRIPS
(g) 10/15/19	3,915,000	2,551,069
(g) 10/15/20	3,780,000	2,308,979
(g) 01/15/21	7,010,000	4,223,308
(g) 01/15/30	8,000,000	2,822,632

U.S. Government Agencies Total		21,544,291

U.S. Government Obligations – 17.1%
U.S. Treasury Bonds
4.375% 11/15/39	409,000	386,761
4.500% 02/15/36	12,000,000	11,720,628
4.500% 05/15/38	1,435,000	1,392,174
6.125% 11/15/27	2,700,000	3,234,092
6.250% 05/15/30	1,000,000	1,224,062

U.S. Treasury Inflation Indexed Bonds
2.375% 01/15/27	4,184,671	4,361,214

U.S. Treasury Inflation Indexed Notes
1.625% 01/15/18 (h)	7,534,220	7,707,861

U.S. Treasury Notes
0.875% 01/31/12	30,055,000	30,019,776
1.375% 01/15/13	4,390,000	4,375,939
1.375% 02/15/13	17,000,000	16,920,304
1.875% 02/28/14	1,365,000	1,353,482
2.375% 02/28/15	7,593,000	7,540,836
3.125% 01/31/17	9,845,000	9,775,012
3.375% 11/15/19	1,245,000	1,201,328

U.S. Treasury STRIPS
(g) 11/15/19	5,230,000	3,528,168

U.S. Government Obligations Total		104,741,637

Total Government & Agency Obligations (cost of $139,945,912)		140,298,896

Commercial Mortgage-Backed Securities – 19.9%

	Par ($)	Value ($)
Bank of America Commercial Mortgage, Inc.
4.760% 11/10/39	2,497,000	2,548,515

Bear Stearns Commercial Mortgage Securities
4.740% 03/13/40	895,000	933,869
4.830% 08/15/38	925,000	967,665
4.933% 02/13/42 (04/01/10) (a)(c)	2,290,000	2,372,630
5.201% 12/11/38	885,000	884,659
5.471% 01/12/45 (04/01/10) (a)(c)	725,000	738,602
5.518% 09/11/41	5,000,000	5,284,620
5.540% 09/11/41	765,000	787,653
5.719% 06/11/40 (04/01/10) (a)(c)	3,000,000	2,961,328
5.742% 09/11/42 (04/01/10) (a)(c)	1,880,000	1,936,332
6.480% 02/15/35	7,096,848	7,308,152

Chase Commercial Mortgage Securities Corp.
5.857% 02/12/16 (04/01/10) (a)(b)(c)	4,415,000	4,575,538

Credit Suisse First Boston Mortgage Securities Corp.
6.006% 11/15/36 (04/01/10) (a)(b)(c)	1,000,000	792,508

Credit Suisse Mortgage Capital Certificates
5.723% 06/15/39 (04/01/10) (a)(c)	2,685,000	2,418,631

CW Capital Cobalt Ltd.
5.820% 05/15/46 (04/01/10) (a)(c)	4,215,000	3,990,779

GE Capital Commercial Mortgage Corp.
5.189% 07/10/39 (04/01/10) (a)(c)	1,835,000	1,909,166
6.734% 01/15/33 (a)	6,775,000	6,866,984

GMAC Commercial Mortgage Securities, Inc.
5.487% 05/10/40 (04/01/10) (a)(c)	1,060,000	1,130,016
6.979% 05/15/33 (04/01/10) (a)(c)	806,266	809,010

Greenwich Capital Commercial Funding Corp.
5.317% 06/10/36 (04/01/10) (a)(c)	6,954,000	7,311,694
5.886% 07/10/38 (04/01/10) (a)(c)	1,065,000	1,085,678

GS Mortgage Securities Corp. II
5.560% 11/10/39	3,215,000	3,182,799

JPMorgan Chase Commercial Mortgage Securities Corp.
6.068% 02/12/51	998,000	894,287

LB-UBS Commercial Mortgage Trust
4.853% 09/15/31	4,315,000	4,528,552
5.430% 02/15/40	2,035,000	1,958,349
5.611% 04/15/41	991,520	1,033,544
5.866% 09/15/45 (04/11/10) (a)(c)	2,000,000	1,968,749

See Accompanying Notes to Financial Statements.

13

Columbia Bond Fund

March 31, 2010

Commercial Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
Merrill Lynch Mortgage Trust
4.747% 06/12/43 (04/01/10) (a)(c)	2,500,000	2,536,001

Morgan Stanley Capital I
4.970% 12/15/41	4,315,000	4,525,213
5.150% 06/13/41	4,795,000	5,057,173
5.328% 11/12/41	3,000,000	3,025,214

Morgan Stanley Dean Witter Capital I
4.740% 11/13/36	1,245,000	1,292,646
4.920% 03/12/35	1,370,000	1,425,248
5.080% 09/15/37	1,705,000	1,787,783
5.980% 01/15/39	1,430,000	1,519,466
6.390% 07/15/33	2,352,356	2,451,748
7.500% 10/15/33 (a)	3,150,000	3,198,507

Wachovia Bank Commercial Mortgage Trust
4.039% 10/15/41	2,847,701	2,870,050
5.001% 07/15/41	4,642,619	4,695,057
5.037% 03/15/42	1,939,993	2,021,981
5.209% 10/15/44 (04/01/10) (a)(c)	2,490,000	2,563,707
5.230% 07/15/41 (04/01/10) (a)(c)	3,905,000	3,989,912
5.609% 03/15/45 (04/01/10) (a)(c)	1,905,000	1,652,145
5.726% 06/15/45	734,538	740,173
5.765% 07/15/45 (04/01/10) (a)(c)	4,430,000	4,515,323
5.997% 06/15/45	920,000	974,374

Total Commercial Mortgage-Backed Securities (cost of $117,136,286)		122,022,030

Asset-Backed Securities – 5.6%
Ally Auto Receivables Trust
1.450% 05/15/14	700,000	699,930

American Express Credit Account Master Trust
0.270% 02/15/13 (04/15/10) (a)(c)	2,640,000	2,639,507
0.510% 01/15/13 (04/15/10) (a)(b)(c)	1,030,000	1,028,023

AmeriCredit Automobile Receivables Trust
0.970% 01/15/13	2,925,000	2,925,434

BMW Vehicle Lease Trust
2.040% 04/15/11	1,353,460	1,357,990

	Par ($)	Value ($)
Capital Auto Receivables Asset Trust
4.460% 07/15/14	4,690,000	4,934,691
5.210% 03/17/14	2,015,000	2,108,353

Capital One Multi-Asset Execution Trust
1.330% 04/15/13 (04/15/10) (a)(c)	1,840,000	1,843,786

Carmax Auto Owner Trust
5.270% 11/15/12	1,500,000	1,566,358

Chrysler Financial Lease Trust
1.780% 06/15/11 (b)	1,190,000	1,189,510

Citibank Credit Card Issuance Trust
0.241% 05/21/12 (05/21/10) (a)(c)	810,000	809,758
2.250% 12/23/14	2,860,000	2,876,620
6.300% 06/20/14	130,000	137,543
6.950% 02/18/14	455,000	485,268

Daimler Chrysler Auto Trust
4.480% 08/08/14	920	962

Discover Card Master Trust
0.597% 06/15/15 (06/15/10) (a)(c)	690,000	685,569
0.880% 09/15/15 (04/15/10) (a)(c)	3,225,000	3,230,946
1.530% 12/15/14 (04/15/10) (a)(c)	1,335,000	1,348,285
1.530% 02/17/15 (04/15/10) (a)(c)	1,020,000	1,038,131

Franklin Auto Trust
5.360% 05/20/16	1,030,000	1,066,699
7.160% 05/20/16 (b)	1,000,000	1,082,800

Harley-Davidson Motorcycle Trust
5.230% 03/15/14	1,500,000	1,566,536

Total Asset-Backed Securities (cost of $34,059,361)		34,622,699

Municipal Bonds – 0.3%
California – 0.3%
CA Los Angeles Unified School District
Series 2009, 5.750% 07/01/34	880,000	809,970

CA State
Series 2009, 7.550% 04/01/39	955,000	993,066

California Total		1,803,036

Total Municipal Bonds (cost of $1,899,503)		1,803,036

See Accompanying Notes to Financial Statements.

14

Columbia Bond Fund

March 31, 2010

Collateralized Mortgage Obligation – 0.2%

	Par ($)	Value ($)
Agency – 0.2%
Federal Home Loan Mortgage Corporation
6.500% 07/15/31	1,209,312	1,271,644

Agency Total		1,271,644

Total Collateralized Mortgage Obligation (cost of $1,253,878)		1,271,644

Short-Term Obligation – 2.3%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.000%, collateralized by a U.S. Treasury obligation maturing 01/31/14, market value $14,472,250 (repurchase proceeds $14,184,000)	14,184,000	14,184,000

Total Short-Term Obligation (cost of $14,184,000)		14,184,000

Total Investments – 102.4% (cost of $613,562,854) (i)		628,954,212

Other Assets & Liabilities, Net – (2.4)%		(14,856,897)

Net Assets – 100.0%		614,097,315

Notes to Investment Portfolio:

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2010.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, these securities, which are not illiquid, amounted to $24,896,275, which represents 4.1% of net assets.

(c)	Parenthetical date represents the next interest rate reset date for the security.

(d)	The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At March 31, 2010, the value of this security amounted to $618,975 which represents 0.1% of net assets.

(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(f)	Security purchased on a delayed delivery basis.

(g)	Zero coupon bond.

(h)	A portion of this security is held as collateral for open futures contracts. At March 31, 2010, the total market value of the security pledged amounted to $1,125,352.

(i)	Cost for federal income tax purposes is $613,605,533.

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Corporate Fixed-Income Bonds & Notes	$—	$171,486,061	$—	$171,486,061

Total Mortgage- Backed Securities	21,146,167	122,119,679	—	143,265,846

Government & Agency Obligations
Foreign Government Obligations	—	14,012,968	—	14,012,968
U.S. Government Agencies	—	21,544,291	—	21,544,291
U.S. Government Obligations	101,213,469	3,528,168	—	104,741,637

Total Government & Agency Obligations	101,213,469	39,085,427	—	140,298,896

Total Commercial Mortgage- Backed Securities	—	122,022,030	—	122,022,030

Total Asset-Backed Securities	—	34,622,699	—	34,622,699

Total Municipal Bonds	—	1,803,036	—	1,803,036

Total Collateralized Mortgage Obligation	—	1,271,644	—	1,271,644

Total Short-Term Obligation	—	14,184,000	—	14,184,000

Total Investments	122,359,636	506,594,576	—	628,954,212

Unrealized Appreciation on Futures Contracts	12,254	—	—	12,254

Unrealized Depreciation on Futures Contracts	(327,144)	—	—	(327,144)

Value of Credit Default Swap Contracts – Depreciation	—	(201,679)	—	(201,679)

Value of Credit Default Swap Contracts – Appreciation	—	37,845	—	37,845

Total	$122,044,746	$506,430,742	$—	$628,475,488

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

15

Columbia Bond Fund

March 31, 2010

At March 31, 2010, the Fund has entered into the following credit default swap contracts:

Credit Risk

Swap Counterparty	Referenced Obligation	Receive Buy/ Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Upfront Premium Paid (Received)	Value of Contract
Barclays Capital	Toll Brothers, Inc. 5.150% 05/15/15	Buy	1.000%	09/20/14	$3,070,000	$10,672	$37,845
Barclays Capital	The Home Depot	Buy	1.000%	03/20/15	3,100,000	(14,716)	(37,411)
Barclays Capital	Limited Brands, Inc.	Buy	1.000%	03/20/15	1,500,000	83,772	(30,004)
Morgan Stanley	The Home Depot	Buy	1.000%	03/20/15	550,000	(4,164)	(5,110)
Barclays Capital	Macy’s, Inc.	Buy	1.000%	03/20/15	4,385,000	225,521	(85,868)
Morgan Stanley	Limited Brands, Inc.	Buy	1.000%	03/20/15	2,200,000	103,715	(25,792)
Barclays Capital	D.R. Horton, Inc.	Buy	1.000%	03/20/15	4,500,000	188,990	(17,494)

							$(163,834)

At March 31, 2010, the Fund held the following open long futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
Interest Rate Risk
5 Year U.S. Treasury Notes	100	$11,484,375	$11,472,121	Jun-2010	$12,254

At March 31, 2010, the Fund held the following open short futures contracts:

Risk Exposure/ Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
Interest Rate Risk
10 Year U.S. Treasury Notes	477	$55,451,250	$55,124,106	Jun-2010	$(327,144)

At March 31, 2010, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	27.9
Mortgage-Backed Securities	23.3
Government & Agency Obligations	22.9
Commercial Mortgage-Backed Securities	19.9
Asset-Backed Securities	5.6
Municipal Bonds	0.3
Collateralized Mortgage Obligation	0.2

100.1
Short-Term Obligation	2.3
Other Assets & Liabilities, Net	(2.4)

100.0

Acronym	Name
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

16

Statement of Assets and Liabilities – Columbia Bond Fund

March 31, 2010

		($)
Assets	Investments, at cost	613,562,854

	Investments, at value	628,954,212
	Cash	43,849
	Open credit default swap contracts	37,845
	Credit default swap contracts premiums paid	599,868
	Receivable for:
	Investments sold	4,775,074
	Fund shares sold	587,627
	Interest	7,641,761
	Foreign tax reclaims	11,539
	Expense reimbursement due from investment advisor	178,317
	Trustees’ deferred compensation plan	13,217
	Prepaid expenses	31,782

	Total Assets	642,875,091

Liabilities	Open credit default swap contracts	201,679
	Credit default swap contracts premiums received	18,372
	Payable for:
	Investments purchased	4,991,110
	Investments purchased on a delayed delivery basis	21,135,658
	Fund shares repurchased	640,229
	Futures variation margin	126,406
	Distributions	1,142,111
	Investment advisory fee	311,769
	Administration fee	67,910
	Pricing and bookkeeping fees	15,291
	Transfer agent fee	51,043
	Trustees’ fees	90
	Audit fee	36,550
	Custody fee	4,858
	Distribution and service fees	5,076
	Chief compliance officer expenses	225
	Trustees’ deferred compensation plan	13,217
	Other liabilities	16,182

	Total Liabilities	28,777,776

	Net Assets	614,097,315

Net Assets Consist of	Paid-in capital	594,984,327
	Overdistributed net investment income	(288,554)
	Accumulated net realized gain	4,488,908
	Net unrealized appreciation (depreciation) on:
	Investments	15,391,358
	Credit default swap contracts	(163,834)
	Futures contracts	(314,890)

	Net Assets	614,097,315

See Accompanying Notes to Financial Statements.

17

Statement of Assets and Liabilities (continued) – Columbia Bond Fund

March 31, 2010

Class A	Net assets	$15,362,267
	Shares outstanding	1,654,544
	Net asset value per share	$9.28	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($9.28/.9525)	$9.74	(b)

Class C	Net assets	$2,226,160
	Shares outstanding	239,568
	Net asset value and offering price per share	$9.29	(a)

Class Y (c)	Net assets	$14,913,205
	Shares outstanding	1,603,248
	Net asset value and offering price per share	$9.30

Class Z	Net assets	$581,595,683
	Shares outstanding	62,584,255
	Net asset value and offering price per share	$9.29

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

18

Statement of Operations – Columbia Bond Fund

For the Year Ended March 31, 2010

		($)
Investment Income	Interest	25,165,913
	Securities lending	24,534

	Total Investment Income	25,190,447

Expenses	Investment advisory fee	3,555,388
	Administration fee	754,748
	Distribution fee:
	Class C	13,110
	Service fee:
	Class A	29,341
	Class C	4,370
	Transfer agent fees – Class A, Class C and Class Z	322,476
	Transfer agent fees – Class Y (a)(b)	33
	Pricing and bookkeeping fees	149,216
	Trustees’ fees	40,715
	Custody fee	25,440
	Chief compliance officer expenses	818
	Other expenses	267,087

	Total Expenses	5,162,742

	Fees waived or expenses reimbursed by investment advisor	(1,762,911)
	Expense reductions	(16)

	Net Expenses	3,399,815

	Net Investment Income	21,790,632

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Credit Default Swap Contracts	Net realized gain on:
	Net realized loss on violation of investment restriction (See Note 9)	(3,168)
	Investments	11,440,086
	Futures contracts	(820,327)
	Credit default swap contracts	(710,476)
	Reimbursement of realized loss on violation of investment restriction (See Note 9)	3,168

	Net realized gain	9,909,283

	Net change in unrealized appreciation (depreciation) on:
	Investments	27,360,492
	Futures contracts	(314,890)
	Credit default swap contracts	(163,834)

	Net change in unrealized appreciation (depreciation)	26,881,768

	Net Gain	36,791,051

	Net Increase Resulting from Operations	58,581,683

(a)	Class Y shares commenced operations on July 15, 2009.

(b)	Class Y shares reflect activity for the period July 15, 2009 through March 31, 2010.

See Accompanying Notes to Financial Statements.

19

Statement of Changes in Net Assets – Columbia Bond Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2010 ($)(a)(b)	2009 ($)
Operations	Net investment income	21,790,632	24,521,644
	Net realized gain (loss) on investments, futures contracts and credit default swap contracts	9,909,283	(648,020)
	Net change in unrealized appreciation (depreciation) on investments, futures contracts and credit default swap contracts	26,881,768	(17,649,337)

	Net increase resulting from operations	58,581,683	6,224,287

Distributions to Shareholders	From net investment income:
	Class A	(420,354)	(40,386)
	Class C	(49,892)	(8,574)
	Class Y	(340,472)	—
	Class Z	(21,832,594)	(24,282,274)
	From net realized gains:
	Class A	(71,583)	(217)
	Class C	(13,438)	(13)
	Class Z	(4,489,921)	(729,525)

	Total distributions to shareholders	(27,218,254)	(25,060,989)

	Net Capital Stock Transactions	83,239,343	(28,473,745)
	Increase from regulatory settlements	4,011	—

	Total increase (decrease) in net assets	114,606,783	(47,310,447)

Net Assets	Beginning of period	499,490,532	546,800,979
	End of period	614,097,315	499,490,532
	Undistributed (overdistributed) net investment income at end of period	(288,554)	560,843

(a)	Class Y shares commenced operations on July 15, 2009.

(b)	Class Y shares reflect activity for the period July 15, 2009 through March 31, 2010.

See Accompanying Notes to Financial Statements.

20

Statement of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia Bond Fund
	Year Ended March 31, 2010 (a)(b)		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,312,247	11,886,554	715,769	6,264,548
Distributions reinvested	50,645	461,703	4,349	37,949
Redemptions	(311,338)	(2,857,410)	(118,214)	(1,033,619)

Net increase	1,051,554	9,490,847	601,904	5,268,878

Class C
Subscriptions	158,653	1,448,076	150,374	1,310,459
Distributions reinvested	4,529	40,979	832	7,241
Redemptions	(73,362)	(670,217)	(2,544)	(22,388)

Net increase	89,820	818,838	148,662	1,295,312

Class Y
Subscriptions	1,644,970	14,869,097	—	—
Distributions reinvested	23,425	216,849	—	—
Redemptions	(65,147)	(600,000)	—	—

Net increase	1,603,248	14,485,946	—	—

Class Z
Subscriptions	29,383,305	267,207,145	14,064,009	123,836,901
Distributions reinvested	1,229,550	11,169,190	1,004,751	8,815,368
Redemptions	(24,062,158)	(219,932,623)	(19,178,104)	(167,690,204)

Net increase (decrease)	6,550,697	58,443,712	(4,109,344)	(35,037,935)

(a)	Class Y shares commenced operations on July 15, 2009.

(b)	Class Y shares reflect activity for the period July 15, 2009 through March 31, 2010.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class A Shares	2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$8.79		$9.09		$9.09

Income from Investment Operations:
Net investment income (b)	0.31		0.35		—	(c)
Net realized and unrealized gain (loss) on investments, futures contracts and credit default swap contracts	0.59		(0.26)		—	(c)

Total from investment operations	0.90		0.09		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.33)		(0.38)		—	(c)
From net realized gains	(0.08)		(0.01)		—

Total distributions to shareholders	(0.41)		(0.39)		—	(c)

Increase from regulatory settlements	—	(c)	—		—

Net Asset Value, End of Period	$9.28		$8.79		$9.09
Total return (d)(e)	10.39	%(f)	1.04%		0.01	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.82%		0.91%		0.91	%(i)
Interest expense	—		—	%(j)	—
Net expenses (h)	0.82%		0.91%		0.91	%(i)
Waiver/Reimbursement	0.30%		0.22%		0.14	%(i)
Net investment income (h)	3.43%		3.99%		4.16	%(i)
Portfolio turnover rate	256%		209%		49	%(g)
Net assets, end of period (000s)	$15,362		$5,299		$10

(a)	Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,				Period Ended March 31,
Class C Shares	2010		2009		2008 (a)
Net Asset Value, Beginning of Period	$8.80		$9.09		$9.09

Income from Investment Operations:
Net investment income (b)	0.25		0.29		—	(c)
Net realized and unrealized gain (loss) on investments, futures contracts and credit default swap contracts	0.58		(0.26)		—	(c)

Total from investment operations	0.83		0.03		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.26)		(0.31)		—	(c)
From net realized gains	(0.08)		(0.01)		—

Total distributions to shareholders	(0.34)		(0.32)		—	(c)

Increase from regulatory settlements	—	(c)	—		—

Net Asset Value, End of Period	$9.29		$8.80		$9.09
Total return (d)(e)	9.56	%(f)	0.44%		0.01	%(g)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.57%		1.66%		1.66	%(i)
Interest expense	—		—	%(j)	—
Net expenses (h)	1.57%		1.66%		1.66	%(i)
Waiver/Reimbursement	0.30%		0.22%		0.14	%(i)
Net investment income (h)	2.71%		3.32%		3.41	%(i)
Portfolio turnover rate	256%		209%		49	%(g)
Net assets, end of period (000s)	$2,226		$1,317		$10

(a)	Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout the period is as follows:

Class Y Shares	Period Ended March 31, 2010 (a)
Net Asset Value, Beginning of Period	$8.93

Income from Investment Operations:
Net investment income (b)	0.24
Net realized and unrealized gain on investments, futures contracts and credit default swap contracts	0.38

Total from investment operations	0.62

Less Distributions to Shareholders:
From net investment income	(0.25)
From net realized gains	—

Total distributions to shareholders	(0.25)

Increase from regulatory settlements	—

Net Asset Value, End of Period	$9.30
Total return (c)(d)(e)	7.00%

Ratios to Average Net Assets / Supplemental Data:
Net expenses before interest expense (f)(g)	0.55%
Interest expense	—
Net expenses (f)(g)	0.55%
Waiver/Reimbursement (g)	0.26%
Net investment income (f)(g)	3.58%
Portfolio turnover rate (e)	256%
Net assets, end of period (000s)	$14,913

(a)	Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Columbia Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010		2009		2008 (a)(b)	2007	2006 (c)
Net Asset Value, Beginning of Period	$8.80		$9.09		$8.98	$8.84	$9.15

Income from Investment Operations:
Net investment income (d)	0.34		0.41		0.40	0.39	0.37
Net realized and unrealized gain (loss) on investments, futures contracts and credit default swap contracts	0.58		(0.28)		0.10	0.14	(0.18)

Total from investment operations	0.92		0.13		0.50	0.53	0.19

Less Distributions to Shareholders:
From net investment income	(0.35)		(0.41)		(0.39)	(0.39)	(0.38)
From net realized gains	(0.08)		(0.01)		—	—	(0.12)

Total distributions to shareholders	(0.43)		(0.42)		(0.39)	(0.39)	(0.50)

Increase from regulatory settlements	—	(e)	—		—	—	—

Net Asset Value, End of Period	$9.29		$8.80		$9.09	$8.98	$8.84
Total return (f)(g)	10.66	%(h)	1.49%		5.75%	6.08%	2.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	0.57%		0.66%		0.90%	0.90%	0.90%
Interest expense	—		—	%(j)	—	—	—
Net expenses (i)	0.57%		0.66%		0.90%	0.90%	0.90%
Waiver/Reimbursement	0.30%		0.22%		0.22%	0.30%	0.40%
Net investment income (i)	3.72%		4.62%		4.45%	4.36%	4.05%
Portfolio turnover rate	256%		209%		49%	49%	95%
Net assets, end of period (000s)	$581,596		$492,874		$546,781	$313,967	$281,767

(a)	On March 31, 2008, Shares class of Core Bond Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z shares. The financial information of the Fund’s Class Z shares includes the financial information of Core Bond Fund’s Shares class.

(b)	On March 31, 2008, Core Bond Fund’s Institutional Shares class were exchanged for Class Z shares of the Fund.

(c)	Per share data for the year ended March 31, 2006 was audited by other auditors.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Rounds to less than $0.01 per share.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Total return at net asset value assuming all distributions reinvested.

(h)	Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

25

Notes to Financial Statements – Columbia Bond Fund

March 31, 2010

Note 1. Organization

Columbia Bond Fund (the “Fund), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks high current income, consistent with minimal fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class C, Class Y and Class Z. Each share class has its own expense structure and sales charges, as applicable. Class Y shares commenced operations effective July 15, 2009.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Y and Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Credit default swap contracts are marked to market daily based upon spread quotations from market makers.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the

26

Columbia Bond Fund

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highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Derivative Instruments

The Fund may invest in derivative instruments. For additional information on derivative instruments, please see Note 6.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (“TIPS”). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statement of Operations.

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Columbia Bond Fund

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Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Corporate actions and dividend income are recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for proceeds received from litigation settlements were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$3,283	$727	$(4,010)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	March 31, 2010	March 31, 2009
Distributions paid from:
Ordinary Income*	$26,334,036	$24,993,533
Long-Term Capital Gains	884,218	67,456

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

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Columbia Bond Fund

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As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$5,100,661	$—	$15,348,679

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at March 31, 2010, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$20,516,933
Unrealized depreciation	(5,168,254)
Net unrealized appreciation	$15,348,679

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.65%
$500 million to $1 billion	0.35%
$1 billion to $1.5 billion	0.32%
$1.5 billion to $3 billion	0.29%
$3 billion to $6 billion	0.28%
Over $6 billion	0.27%

For the year ended March 31, 2010, the Fund’s effective investment advisory fee rate was 0.60% of the Fund’s average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise Financial”). The transaction (“Transaction”) includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about April 30, 2010 (the “Closing”).

In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. On March 3, 2010, the Fund’s shareholders approved, among other matters, the proposed investment management services agreement with the New Advisor. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the Closing. The New Advisor will change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.15% of the Fund’s average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

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Columbia Bond Fund

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The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent.

The Fund pays a monthly fee to the Transfer Agent for its services. All share classes, with the exception of Class Y shares (the “Other Share Classes”) pay a monthly service fee (the “aggregate fee”) based on the following:

(i)	Effective November 1, 2009, an annual rate of $22.36 is applied to the aggregate number of accounts for the Other Share Classes. Prior to November 1, 2009, the annual rate was $17.34 per account.

(ii)	An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

Class Y shares of the Fund pay a monthly service fee based on the following:

(i)	Effective November 1, 2009, an annual rate of $22.36 is applied to the aggregate number of accounts for Class Y shares. Prior to November 1, 2009, the annual rate was $17.34 per account.

(ii)	An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent is also entitled to receive reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

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Columbia Bond Fund

March 31, 2010

RiverSource Service Corporation (the “New Transfer Agent”), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent will change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”) an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended March 31, 2010, the Distributor has retained net underwriting discounts of $10,847 on the sale of the Fund’s Class A shares and received net CDSC fees of $813 on Class C share redemptions.

RiverSource Fund Distributors, Inc. (the “New Distributor”), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor will change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Fund has adopted distribution and shareholder servicing plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The Plans require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Effective June 17, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.55% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Prior to June 17, 2009, Columbia contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, did not exceed 0.66% annually of the Fund’s average daily net assets.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended March 31, 2010, these custody credits reduced total expenses by $16 for the Fund.

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Columbia Bond Fund

March 31, 2010

Note 6. Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including futures contracts and credit default swaps in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy relating to derivatives depends on an analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Credit Risk: Credit risk relates to the ability of the issuer or guarantor of a fixed income security, or counterparty to a derivative contract to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Generally, lower-yield higher-quality bonds are subject to credit risk to a lesser extent than lower-grade higher-yield bonds.

Interest Rate Risk: Interest rate risk relates to the fluctuation in value of fixed income securities because of the inverse relationship of price and yield. Fixed income securities generally will decline in value upon an increase in general interest rates and their value generally will increase upon a decline in general interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The following notes provide more detailed information about each derivative type held by the Fund:

Futures Contracts

The Fund entered into interest rate futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark.

The use of futures contracts involves certain risks, which include, among these: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction of the future direction of interest rates by Columbia.

Upon entering into a futures contract, the Fund identifies within its portfolio of investments cash or securities in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

During the year ended March 31, 2010, the Fund entered into 3,860 futures contracts.

Credit Default Swaps

The Fund entered into credit default swap transactions as a protection buyer to reduce credit exposure to a given issuer or issuers.

Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive or make an upfront payment as the protection buyer or seller. Credit default swaps are marked to market daily based on quotations from market makers and any change is recorded as unrealized appreciation/depreciation on the Statement of Assets and Liabilities. Periodic payments received or made are recorded as a realized gain or loss and premiums received or made are amortized on the Statement of Operations.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

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If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

During the year ended March 31, 2010, the Fund purchased credit default swaps with a notional amount of $38,275,000.

The following table is a summary of the value of the Fund’s derivative instruments as of March 31, 2010:

Fair Value of Derivative Instruments
Assets		Liabilities
Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
Futures variation margin	$—	Futures variation margin	$126,406*
Open credit default swaps/ Premiums	637,713	Open credit default swaps/ Premiums	220,051

*Includes	only current day’s variation margin.

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2010:

	Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Futures Contracts	Interest Rate Risk	$(820,327)	$(314,890)
Credit Default Swap Contracts	Credit Risk	(710,476)	(163,834)

Note 7. Portfolio Information

For the year ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,553,233,950 and $1,429,355,459, respectively, of which $1,210,611,099 and $1,148,352,150, respectively, were U.S. Government securities.

Note 8. Regulatory Settlements

During the year ended March 31, 2010, the Fund received payments totaling $4,011 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 9. Other

During the year ended March 31, 2010, the Fund purchased a security in violation of investment restrictions and experienced a realized loss of $3,168. Columbia reimbursed the Fund for the loss.

Note 10. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s

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registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2010, the Fund did not borrow under these arrangements.

Note 11. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 12. Shares of Beneficial Interest

As of March 31, 2010, 60.3% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of March 31, 2010, the Fund had one shareholder that held 7.6% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

As of March 31, 2010, no other shareholders owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 13. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of

34

Columbia Bond Fund

March 31, 2010

declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other

35

Columbia Bond Fund

March 31, 2010

related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 14. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended March 31, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events or transactions have occurred that would require adjustment of the financial statements as presented. On April 30, 2010, the Transaction disclosed in Note 4 closed. Effective May 1, 2010, the New Advisor became the investment advisor and administrator of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC. On that date, the New Transfer Agent became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. Also on that date, the New Distributor became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc.

36

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Columbia Bond Fund, a series of Columbia Funds Series Trust I at March 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended March 31, 2006 were audited by other auditors whose report dated May 22, 2006, expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 21, 2010

37

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds of Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John D. Collins (Born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 65; Mrs. Fields

Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 65; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 65; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 65; None

Charles R. Nelson (Born 1942)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 65; None

38

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

John J. Neuhauser (Born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)

President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of

Faculties, Boston College from August 1999 to October 2005. Oversees 65; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 65; None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 65; None

Anne-Lee Verville (Born 1945)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 65; None

39

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held

William E. Mayer[1] (Born 1940)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 65;

Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

40

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President — Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

41

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (Born 1958)
One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)
100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

42

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the current advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (i) Columbia’s financial results and financial condition, (ii) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (iii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (iv) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (v) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”) and reviews materials relating to the funds’ relationships with Columbia provided by the Fee Consultant. Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the Fee Consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009.

The Board of Trustees also unanimously approved new advisory agreements (the “New Agreements”) for the funds with RiverSource Investments, LLC (to be renamed Columbia Management Investment Advisers, LLC) (“RiverSource”) at a meeting held on December 17, 2009. The New Agreements have since been approved by shareholders of the funds and are expected to take effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. (“Ameriprise”), the parent company of RiverSource Investments, LLC (the “Transaction”).

The Advisory Fees and Expenses Committee met on multiple occasions to review the New Agreements for the funds. On

43

December 14, 2009, the Advisory Fees and Expenses Committee recommended that the full Board approve the New Agreements. On December 17, 2009, the full Board, including a majority of the Independent Trustees, approved the New Agreements. Prior to their approval of the New Agreements, the Advisory Fees and Expenses Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, Bank of America Corp., Columbia, RiverSource and Ameriprise. In connection with their most recent approval of the Agreements (as discussed above) on October 28, 2009, the Advisory Fees and Expenses Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Advisory Fees and Expenses Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the New Agreements and other matters relating to the Transaction with representatives of Bank of America Corp., Columbia, RiverSource and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each New Agreement, as well as certain information obtained through RiverSource’s responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Advisory Fees and Expenses Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the Fee Consultant (as discussed above).

In considering whether to approve the New Agreements and to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. In particular, the Trustees considered the following matters:

Matters Relating to the Agreements and the New Agreements

The nature, extent and quality of the services provided or to be provided to the funds under the Agreements and the New Agreements. The Trustees considered the nature, extent and quality of the services provided and the resources dedicated by Columbia and its affiliates (or to be provided and dedicated by RiverSource and its affiliates) to the funds.

Among other things, the Trustees considered, with respect to Columbia and its affiliates, (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

Among other things, the Trustees considered, with respect to RiverSource and its affiliates, (i) the expected effect of the Transaction on the operations of the funds, (ii) the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, (iii) RiverSource’s compliance program and compliance record, (iv) the ability of RiverSource (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, (v) the trade execution services to be provided on behalf of the funds and (vi) the quality of RiverSource’s investment research capabilities and the other resources that it indicated it would devote to each fund. As noted above, the Trustees also considered RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource following the Transaction, and that the process for determining the portfolio

44

management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams. The Trustees also noted the professional experience and qualifications of the senior personnel of RiverSource. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the funds by RiverSource and its affiliates, including discussions with the funds’ Chief Compliance Officer regarding RiverSource’s compliance program. The Trustees also discussed RiverSource’s compliance program with the Chief Compliance Officer for the RiverSource funds. The Trustees also considered RiverSource’s representation that the funds’ Chief Compliance Officer would serve as the Chief Compliance Officer of RiverSource following the Transaction. The Trustees considered RiverSource’s ability to provide administrative services to the funds, noting that while some Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered RiverSource’s ability to coordinate the activities of each fund’s other service providers. The Trustees considered performance information provided by RiverSource with respect to other mutual funds advised by RiverSource, and discussed with senior executives of RiverSource its process for identifying which portfolio management teams of the legacy Columbia and RiverSource organizations would be responsible for the management of the funds following the Transaction.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of services provided by Columbia supported the continuation of the Agreements, and that the nature, extent and quality of services expected to be provided by RiverSource supported approval of the New Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates, and the expected costs of the services to be provided and the profits expected to be realized by RiverSource and its affiliates, from their relationships with the funds. With respect to Columbia and its affiliates, the Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Bond Fund’s total expenses were in the second quintile and actual management fees were in the fourth quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

In connection with the integration of the legacy Columbia and RiverSource organizations, the Trustees considered, among other things, RiverSource’s projected annual net expense synergies (reductions in the cost of providing services to the

45

funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the funds. The Trustees also considered information provided by RiverSource regarding their respective financial conditions. The Trustees considered that RiverSource proposed to continue voluntary expense caps currently in effect for the funds and that RiverSource had undertaken not to change these caps without further discussion with the Independent Trustees.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement pertaining to that fund, and that the expected profitability to RiverSource and its affiliates from its relationship with each fund supported the approval of the New Agreements.

Economies of Scale. With respect to Columbia and its affiliates, the Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

With respect to RiverSource and its affiliates, the Trustees considered the existence of any anticipated economies of scale in the provision by RiverSource of services to each fund, to groups of related funds and to RiverSource’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the funds. The Trustees considered Ameriprise’s anticipated net expense synergies resulting from the Transaction, and considered the possibility that the funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the funds and their shareholders. The Trustees considered the potential effect of the Transaction on the distribution of the funds, and noted that the proposed management fee schedules for the funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were shared or expected to be shared with the funds supported the continuation of the Agreements and the approval of the New Agreements.

Matters Relating to the Agreements

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps

46

designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Bond Fund’s performance was in the first quintile (where the best performance would be in the first quintile) for the one-, three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement pertaining to that fund.

Other Factors. The Trustees also considered other factors with respect to Columbia and its affiliates, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the Fee Consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Matters Relating to the New Agreements

The Trustees considered all materials that they, their legal counsel or RiverSource believed reasonably necessary to evaluate and to determine whether to approve the New Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees’ approvals included the factors set forth below:

(i)	the reputation, financial strength, regulatory histories and resources of RiverSource and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance, including an assessment of RiverSource’s compliance system by the funds’ Chief Compliance Officer;

(iii)	the qualifications of the personnel of RiverSource that would be expected to provide advisory services to each fund, including RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource, and that the process for determining the portfolio management team for each fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams;

(iv)	the terms and conditions of the New Agreements, including the differences between the New Agreements and the Agreements;

(v)	the terms and conditions of other agreements and arrangements relating to the future operations of the funds, including an administrative services agreement and a Master Services and Distribution Agreement;

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(vi)	the commitment of RiverSource and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each fund or its shareholders following closing of the Transaction;

(vii)	that the Trustees recently had completed a full annual review of the Agreements, as required by the 1940 Act, for each fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each fund were sufficient to warrant their approval;

(viii)	that the advisory fee rates payable by each fund would not change;

(ix)	that RiverSource and Bank of America, and not any fund, would bear the costs of obtaining approvals of the New Agreement;

(x)	that Ameriprise and RiverSource had agreed to exercise reasonable best efforts to assure that, for a period of two years after the closing of the Transaction, there would not be imposed on any fund any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into RiverSource and its affiliates as a result of the Transaction also have experience in integrating fund families; and that the senior management of RiverSource following the Transaction would include certain senior executives of Columbia who are currently responsible for oversight of services provided to the funds.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each fund to RiverSource under the New Agreements are the same as those currently paid by each fund to Columbia under the Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the continuance of the Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each fund supported the continuation of the agreement pertaining to that fund.

The Trustees noted that in certain cases the effective advisory fee rate for a RiverSource fund was lower than the proposed investment advisory fee rate for a fund with generally similar investment objectives and strategies. The Trustees also noted that RiverSource’s investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the funds, consistent with those in the Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and RiverSource’s undertaking not to change expense caps previously implemented by Columbia with respect to the funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by RiverSource to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, RiverSource’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for RiverSource and the additional resources required to manage mutual funds effectively. In evaluating each fund’s expected advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund.

The Trustees also considered that for certain funds, certain administrative services that are provided under the Agreements would not be provided under the New Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although RiverSource had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise’s and RiverSource’s covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each fund supported the approval of the New Agreements.

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Other Benefits to RiverSource. The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by RiverSource and its affiliates as a result of their relationships with the funds, such as the engagement of RiverSource to provide administrative services to the funds and the engagement of RiverSource’s affiliates to provide distribution and transfer agency services to the funds. The Trustees considered that the funds’ distributor, which would be an affiliate of RiverSource, retains a portion of the distribution fees from the funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the funds. The Trustees also considered the benefits of research made available to RiverSource by reason of brokerage commissions generated by the funds’ securities transactions, and reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that RiverSource’s profitability would be somewhat lower without these benefits.

Conclusions

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the Fee Consultant, the Trustees, including the Independent Trustees, (i) approved the continuance of each of the Agreements through October 31, 2010 and (ii) approved each New Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMDI”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made

[1]	CMA and CMDI are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.	Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.	The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.	The Atlantic equity Funds’ overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.	A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers, with over half

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of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.	The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.	The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees’ Advisory Contract Review Process

14.	The Trustees’ evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds’ management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying

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their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.	CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.	In 2008, CMG’s pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a “Review Fund”) to include criteria that focus exclusively on performance. The Trustees’ supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG’s own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)	Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)	Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG’s management of these Funds.

4)	Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)	Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.

Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not

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attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)	Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund’s contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)	Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year’s profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year’s practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)	Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)	Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the

54

Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully Submitted,

Steven E. Asher

55

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the Atlantic Funds (the “Transaction”).3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the “Management Agreements”) with RiverSource Investments, LLC (“RI”),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees’ consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

[3]

Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the “Preliminary Response”), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG's array of Funds used as investment vehicles by variable annuity and similar insurance products.

[4]

Ameriprise intends to re-brand RI with the “Columbia” name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

56

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG’s views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

■

Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds. [5]

■	tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

■

extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

■

information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI’s profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

■

disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

■

a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

[5]

On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that “most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds . . . will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process.”

57

II. Findings

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

58

Proxy Voting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
476,030,002	1,708,250	2,528,843	37,241,092

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
385,934,734	92,023,971	2,308,336	37,241,147

Proposal 3: Each of the nominees for trustees was elected to the Trust’s Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

59

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60

Important Information About This Report

Transfer Agent*

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor*

Columbia Management Investment

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 02110

* As of May 1, 2010.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

61

One Financial Center

Boston, MA 02111-2621

Columbia Bond Fund

Annual Report, March 31, 2010

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/44411-0310 (05/10) 10/D3T2P5

Annual Report

March 31, 2010

Columbia Short-Intermediate Bond Fund

Not FDIC Insured   •   May Lose Value   •   No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

On May 3, 2010, Ameriprise Financial, Inc. announced that it had completed the acquisition of the long-term asset management business of Columbia Management from Bank of America. This includes the business of managing its equity and fixed-income mutual funds. Ameriprise Financial has combined its current U.S. asset management business, RiverSource Investments, LLC, with Columbia Management. This transaction puts together two leading asset management firms to create one entity that ranks as the eighth largest manager of long-term mutual fund assets in the United States.1 This combined business will operate under the well-regarded Columbia Management brand, where we will build on the strengths of our combined investment capabilities and talent, our broad and diversified product lineup and exceptional service.

Our combined business has a new breadth and depth of investment choices. William “Ted” Truscott, CEO, U.S. asset management and president of annuities for Ameriprise Financial, leads the combined U.S. asset management business. Michael Jones serves as president, U.S. asset management. Colin Moore continues to serve as chief investment officer. I am also continuing in my role as head of mutual funds, responsible for the delivery of mutual fund products and services to investors. The Columbia funds’ advisers, distributor and transfer agent are now subsidiaries of our parent company, Ameriprise Financial but operate under the Columbia Management name. You will begin to see these names used in communications and statements going forward.

Service provider name
Advisers	Columbia Management Investment Advisers, LLC Columbia Wanger Asset Management, LLC
Distributor	Columbia Management Investment Distributors, Inc.
Transfer Agent	Columbia Management Investment Services Corp.

As a valued investor in Columbia funds, please know that our goal is to ensure a smooth transition and provide the highest quality products and services. Transition teams across the organization continue their efforts to build on best practices from both legacy organizations with integration efforts including rebranding, vendor and system consolidations and client communications. Additionally, we want to assure you that the funds’ portfolio managers also continue to focus on providing uninterrupted service to all fund shareholders.

Although we have a lot of work ahead of us in 2010, Columbia Management and Ameriprise Financial are excited about the opportunities for our combined organization. I share this optimism and believe it positions us as a best-in-class asset management business with the ability to deliver more for our clients than ever before.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

[1]	Source: Ameriprise Financial, Inc., based on March 31, 2010 data from the Investment Company Institute

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

Securities products offered through Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.), member FINRA. Advisory services provided by Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC).

© 2010 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Short-Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 03/31/10

+9.98% Class A shares
(without sales charge)

+6.92% Barclays Capital Intermediate Government/Credit Bond Index

Summary

■	For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 9.98% without sales charge.

■

The fund performed better than its benchmark, the Barclays Capital Intermediate Government/Credit Bond Index[1], but underperformed its peer group average, the Lipper Short-Intermediate Investment Grade Debt Funds Classification[2].

■

The fund had more exposure than its benchmark to non-Treasury investment-grade sectors and also had investments in sectors not included in the benchmark, both of which aided relative performance. We believe the quality of the portfolio was higher than the quality of the average fund in its peer group, which was a disadvantage during the period because higher risk securities were the strongest performers.

Portfolio Management

Alexander D. Powers, managing director of the advisor, has co-managed the fund since 2008 and has been associated with the advisor or its predecessors since 1996.

Frank A. Salem, managing director of the advisor, has co-managed the fund since 2008 and has been associated with the advisor or its predecessors since 1998.

Effective May 1, 2010, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., became the investment advisor to the fund and changed its name to Columbia Management Investment Advisers, LLC. Please see the fund’s prospectus, as supplemented, for more information regarding the change in investment advisor and certain other changes.

[1]

The Barclays Capital Intermediate Government/Credit Bond Index tracks the performance of intermediate term U.S. government and corporate bonds. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Economic Update – Columbia Short-Intermediate Bond Fund

Summary

For the 12-month period that ended March 31, 2010

■

As investors grew more comfortable with risk, non-Treasury sectors of the bond market rebounded. The Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds outperformed stocks, as measured by the BofA Merrill Lynch U.S. High Yield Cash Pay Index.

Barclays Aggregate Index	BofA ML Index

7.69%	55.67%

■	Stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

49.77%	54.44%

After a deep and difficult recession, the U.S. economy regained its footing midway through calendar year 2009. Gross domestic product (GDP) turned positive in the third quarter of 2009, rising 2.2%, and then gained 5.6% in the fourth quarter according to the estimate released by the Bureau of Economic Analysis. Growth was primarily the result of a slowdown in inventory reduction and of federal government stimulus spending. Hopes for a sustained recovery now depend on a variety of factors, including continued improvement in consumer spending, an increase in revenues to keep business profits moving higher and a turnaround in the labor market.

The housing market showed some signs of stabilizing, but stopped short of meaningful improvement during the period. Home sales moved higher in 2009 as new homebuyers took advantage of a federal tax credit. However, as the tax credit was set to expire in November 2009, sales slipped — and did not revive even though the tax credit was expanded and extended through April 2010. Housing prices remained relatively flat over the past year, but that was progress compared to 2008. The average home price fell sharply in 2008; and since then distressed properties, which account for approximately 40% of all housing sales, have held prices down because they are heavily discounted.

In the beleaguered labor market, there was some good news. While businesses continued to shed jobs through most of 2009, raising the unemployment rate to 9.7% at the end of the period*, job data turned positive in March 2010, buoyed by a swell of temporary workers hired to conduct the national once-in-a-decade census. Consumer spending also trended higher in the second half of the period. In fact, March year-over-year sales made a significant jump upward. Despite these improvements, consumer confidence, as measured monthly by The Conference Board, an independent research organization, failed to gain much ground during the year. Consumers surveyed continue to cite uncertain business conditions and still-weak labor prospects for their concerns.

On the business side of the economy, manufacturing activity gained momentum. A key measure of the nation’s manufacturing situation — the Institute for Supply Management’s Index — rose above 50 in July 2009 — then rose for eight consecutive months to remain well above 50 for the remainder of the period. (An index value of 50+ indicates a growing economy.) Industrial production moved higher for eleven out of the past 12 months, and durable goods orders took off, with a big jump upward in January. Manufacturing capacity utilization inched upward to 72.7%.

Bond returns ranged from solid to strong

As hopes for a recovery materialized, bonds from non-Treasury sectors delivered solid returns. The Barclays Capital Aggregate Bond Index1 returned 7.69%. Municipal bonds gained more than taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income-tax brackets. The Barclays Capital Municipal Bond Index2 returned 9.69%. The high-yield bond market was even stronger than the broad stock market during the period. For the 12 months covered by this report, the BofA Merrill Lynch U.S. High Yield Cash Pay Index3 returned 55.67%.

*Source:	U.S. Bureau of Labor Statistics

2

Economic Update (continued) – Columbia Short-Intermediate Bond Fund

The yield on the 10-year U.S. Treasury, a common bellwether for the bond market, rose from 2.7% to 3.8% during the 12-month period. Yet despite the pickup in economic activity, the Federal Reserve Board kept a key short-term interest rate — the federal funds rate — close to zero throughout the period.

Stocks staged a solid comeback

Against a strengthening economic backdrop, a stock market rally that began in mid-March 2009 continued with little interruption through the end of the period. The U.S. stock market returned 49.77% for the 12-month period, as measured by the S&P 500 Index.4 Mid-cap stocks outperformed large- and small-cap stocks, and value stocks outperformed growth stocks by a solid margin, as measured by their respective Russell indices.5 Outside the United States, stock market returns were slightly stronger. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, gained 54.44% (net of dividends, in U.S. dollars) for the period. Emerging stock markets were caught in a downdraft in 2008, but they bounced back stronger than domestic or developed world markets as their economic growth generally outpaced the developed world. The MSCI Emerging Markets Index7 returned 81.08% (net of dividends, in U.S. dollars) for the 12-month period, after giving back some gains in the first quarter of 2010.

Past performance is no guarantee of future results.

[1]

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[2]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

[3]	The BofA Merrill Lynch U.S. High Yield Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

[4]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

[5]

The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

[6]

The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

[7]

The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Short-Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.81
Class C	1.56
Class Z	0.56

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from the inclusion of fee waivers and expense reimbursements as well as the use of different time periods used in calculating the ratios.

Performance of a $10,000 investment 04/01/00 – 03/31/10

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short-Intermediate Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 04/01/00 – 03/31/10 ($)

Sales charge	without	with
Class A	17,277	16,709
Class C	17,046	17,046
Class Z	17,370	n/a

Average annual total return as of 03/31/10 (%)

Share class	A		C		Z
Inception	03/31/08		03/31/08		12/31/92
Sales charge	without	with	without	with	without
1-year	9.98	6.41	9.15	8.15	10.26
5-year	4.62	3.93	4.34	4.34	4.73
10-year	5.62	5.27	5.48	5.48	5.68

The “with sales charge” returns include the maximum initial sales charge of 3.25% for Class A shares and the applicable contingent deferred sales charge of 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The Fund commenced operations on March 31, 2008. Class A, Class C and Class Z share performance information includes returns of Shares class shares of Intermediate-Term Bond Fund, the predecessor to the Fund and a series of Excelsior Funds, Inc. (the “Predecessor Fund”), for periods prior to March 31, 2008. These returns shown for all share classes reflect any differences in sales charges, but have not been restated to reflect any differences in expenses between the Predecessor Fund share class and the newer share classes. If differences in expenses had been reflected, the returns shown for periods prior to March 31, 2008 would be lower for Class A and Class C shares, since these newer classes of shares are subject to higher distribution and service (Rule 12b-1) fees. All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

4

Understanding Your Expenses – Columbia Short-Intermediate Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $ 1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/09 – 03/31/10

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,024.10	1,020.94	4.04	4.03	0.80
Class C	1,000.00	1,000.00	1,020.30	1,017.20	7.81	7.80	1.55
Class Z	1,000.00	1,000.00	1,024.00	1,022.19	2.78	2.77	0.55

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Managers’ Report – Columbia Short-Intermediate Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 03/31/10 ($)
Class A	7.29
Class C	7.30
Class Z	7.29

Distributions declared per share

04/01/09 – 03/31/10 ($)
Class A	0.25
Class C	0.19
Class Z	0.26

30-day SEC Yields

as of 03/31/10 (%)
Class A	2.83
Class C	2.08
Class Z	3.08

The 30-day SEC yields reflect the fund’s earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor and/or its affiliates not waived fees or reimbursed a portion of expenses, the 30-day SEC yields would have been lower.

For the 12-month period that ended March 31, 2010, the fund’s Class A shares returned 9.98% without sales charge. The fund’s return exceeded the 6.92% return of its benchmark, the Barclays Capital Intermediate Government/Credit Bond Index, for the same period. An overweight in sectors that trade on their yield advantage to Treasuries aided performance relative to the index. However, the fund’s return fell short of the 12.19% average return of its peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Classification. We believe that many competing funds held higher-risk securities, which performed very well during the period, while the fund maintained a higher level of portfolio quality.

Sector positioning aided relative performance

Exposure to non-Treasury investment-grade sectors aided performance relative to the benchmark, as investors grew more comfortable with risk. In addition, the portfolio overweighted certain securities that outperformed during the period. We also held securities that were not in the benchmark, such as commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and mortgage-backed securities (MBS).

An overweight position in CMBS made the largest contribution to performance, as that segment of the market performed well. The fund’s corporate holdings also benefited performance, especially an overweight in hybrid issues, which have both a fixed-income and equity component. Starting as fixed-rate securities, they can convert to floating rate issues in the future if certain criteria are met. Hybrids were slightly lower-rated securities of corporations that we like as issuers — mostly financial firms. The fund did not hold a large amount of hybrids, but enough to give performance a bit of a boost. In addition, the fund held a small amount of high-yield issues early in the period, which also aided results. We used BBB-rated securities opportunistically. And in an unusual move for this fund, we increased its weight in BBB issues to a benchmark weight, moving down the quality scale to take advantage of a rebound in the sector.

Higher-quality, longer-duration positioning detracted from performance

We believe that the fund’s higher-quality positioning hampered performance relative to its peers as lower-quality securities rebounded sharply during the period. Funds with shorter duration also performed well, and the fund’s longer duration detracted from performance.

6

Portfolio Managers’ Report (continued) – Columbia Short-Intermediate Bond Fund

Portfolio structure
as of 03/31/10 (%)
Corporate Fixed-Income Bonds & Notes	40.7
Commercial Mortgage-Backed Securities	22.1
Government & Agency Obligations	19.4
Collateralized Mortgage Obligation	6.2
Asset-Backed Securities	2.2
Mortgage-Backed Securities	0.4
Municipal Bonds	0.1
Short-Term Obligation	8.1
Other Assets & Liabilities, Net	0.8

Maturity Breakdown
as of 03/31/10 (%)
0-1 year	7.6
1-2 years	10.8
2-3 years	18.1
3-4 years	11.0
4-5 years	4.4
5-6 years	2.6
6-7 years	10.6
7-8 years	11.4
8-9 years	5.8
9-10 years	7.5
10-20 years	0.5
20-30 years	1.3
Cash & Equivalents	8.4

Quality Breakdown
as of 03/31/10 (%)
Treasury	17.2
Agency	7.3
AAA	31.2
AA	10.1
A	18.1
BBB	7.5
B	0.2
Cash & Equivalents	8.4

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor’s, Moody’s Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality.

The fund’s credit quality does not remove market risk. The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Looking ahead

The steepness of the yield curve (the difference between interest rates at the short and long end of the maturity spectrum) reached a record in February, reflecting the Federal Reserve Board’s (the Fed’s) reluctance to raise short-term rates and expectations that the economy would recover. We expect that the economy will strengthen, the Fed will hike rates in the future, and therefore, the yield curve will be more likely to flatten going forward. As a result, we have begun to position the fund for a flattening yield curve by underweighting bonds with two- to four-year maturities, adding to the fund’s cash position and investing more in bonds with maturities of 10 years or longer. We are also searching for corporate floating-rate notes and very short-term CMBS to enhance the fund’s yield. Looking at security selection going forward, we believe that non-Treasury sectors have done very well and now are priced fairly. As a result, it is a time to be more cautious. In this environment, the fund’s quality focus should position it well. We believe that we have the potential to add value using all of the tools available to us: research, security selection, sector allocation and yield curve positioning.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

7

Investment Portfolio – Columbia Short-Intermediate Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes – 40.7%

	Par ($)	Value ($)
Basic Materials – 1.6%
Chemicals – 0.8%
Dow Chemical Co.
8.550% 05/15/19	1,050,000	1,270,228
EI Du Pont de Nemours & Co.
6.000% 07/15/18	1,460,000	1,622,584

Chemicals Total		2,892,812

Iron/Steel – 0.8%
ArcelorMittal
9.850% 06/01/19	1,050,000	1,334,547
Nucor Corp.
5.850% 06/01/18	1,290,000	1,400,335

Iron/Steel Total		2,734,882

Basic Materials Total		5,627,694

Communications – 4.1%
Media – 2.4%
Comcast Cable Holdings LLC
9.800% 02/01/12	3,595,000	4,078,333
Historic TW, Inc.
9.150% 02/01/23	1,330,000	1,727,038
Time Warner Cable, Inc.
3.500% 02/01/15	530,000	530,449
6.550% 05/01/37	2,145,000	2,192,420

Media Total		8,528,240

Telecommunication Services – 1.7%
AT&T, Inc.
5.500% 02/01/18	1,750,000	1,857,886
Cincinnati Bell, Inc.
8.375% 01/15/14	500,000	514,375
Telefonica Emisiones SAU
6.421% 06/20/16	1,125,000	1,249,786
Telefonos de Mexico SAB de CV
5.500% 01/27/15	2,150,000	2,298,395

Telecommunication Services Total		5,920,442

Communications Total		14,448,682

Consumer Cyclical – 0.7%
Retail – 0.7%
CVS Caremark Corp.
6.125% 08/15/16	1,500,000	1,653,924
CVS Lease Pass Through Trust
8.353% 07/10/31 (a)	593,404	689,143

Retail Total		2,343,067

Consumer Cyclical Total		2,343,067

	Par ($)	Value ($)
Consumer Non-Cyclical – 3.5%
Beverages – 1.2%
Diageo Capital PLC
4.375% 05/03/10	4,000,000	4,012,540

Beverages Total		4,012,540

Food – 1.6%
HJ Heinz Co.
5.350% 07/15/13	2,045,000	2,217,502
Kraft Foods, Inc.
4.125% 02/09/16	2,105,000	2,133,011
SYSCO Corp.
4.200% 02/12/13	1,175,000	1,245,298

Food Total		5,595,811

Pharmaceuticals – 0.7%
Novartis Securities Investment Ltd.
5.125% 02/10/19	2,275,000	2,411,229

Pharmaceuticals Total		2,411,229

Consumer Non-Cyclical Total		12,019,580

Energy – 3.2%
Oil & Gas – 2.0%
Apache Corp.
5.250% 04/15/13	1,675,000	1,822,509
ConocoPhillips
4.400% 05/15/13	1,290,000	1,369,219
Hess Corp.
8.125% 02/15/19	950,000	1,158,002
Marathon Oil Corp.
7.500% 02/15/19	380,000	446,350
Petrobras International Finance Co.
5.750% 01/20/20	2,225,000	2,279,492

Oil & Gas Total		7,075,572

Oil & Gas Services – 1.2%
Baker Hughes, Inc.
7.500% 11/15/18	1,725,000	2,062,258
Smith International, Inc.
9.750% 03/15/19	1,470,000	1,977,308

Oil & Gas Services Total		4,039,566

Energy Total		11,115,138

Financials – 24.1%
Banks – 17.7%
American Express Credit Corp.
5.875% 05/02/13	940,000	1,018,236

See Accompanying Notes to Financial Statements.

8

Columbia Short-Intermediate Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Financials (continued)
Banks (continued)
Barclays Bank PLC
5.125% 01/08/20	3,000,000	2,958,204
BNP Paribas/BNP Paribas US Medium-Term Note Program LLC
2.125% 12/21/12	2,155,000	2,164,025
Citibank NA
1.625% 03/30/11 (b)	5,550,000	5,606,416
Citigroup, Inc.
6.375% 08/12/14	3,650,000	3,899,306
Comerica Bank
5.200% 08/22/17	1,305,000	1,265,928
Credit Suisse/New York NY
5.000% 05/15/13	1,225,000	1,316,602
6.000% 02/15/18	1,520,000	1,609,347
Deutsche Bank AG London
4.875% 05/20/13	2,730,000	2,925,536
6.000% 09/01/17	1,500,000	1,644,668
Goldman Sachs Group, Inc.
3.250% 06/15/12	2,505,000	2,611,953
6.000% 05/01/14	320,000	350,395
6.150% 04/01/18	1,855,000	1,962,738
JPMorgan Chase & Co.
5.150% 10/01/15	4,030,000	4,252,980
6.000% 01/15/18	1,395,000	1,514,554
JPMorgan Chase Capital XVIII
6.950% 08/17/36	380,000	372,444
JPMorgan Chase Capital XX
6.550% 09/29/36	840,000	788,273
JPMorgan Chase Capital XXII
6.450% 02/02/37	290,000	269,238
Keycorp
6.500% 05/14/13	1,045,000	1,115,965
Kreditanstalt Fuer Weideraufbau
1.875% 01/14/13	1,705,000	1,711,232
Merrill Lynch & Co., Inc.
6.875% 04/25/18 (c)	1,075,000	1,158,494
Morgan Stanley
5.550% 04/27/17	1,760,000	1,800,021
5.950% 12/28/17	1,080,000	1,109,560
7.300% 05/13/19	325,000	359,063
National City Corp.
4.900% 01/15/15	1,260,000	1,316,147
PNC Funding Corp.
5.125% 02/08/20	870,000	876,388
Regions Bank
3.250% 12/09/11 (b)	3,785,000	3,925,791
Republic New York Corp.
9.500% 04/15/14	2,700,000	3,176,885

	Par ($)	Value ($)
Sovereign Bank
2.750% 01/17/12 (b)	1,945,000	2,004,935
Wachovia Corp.
5.500% 05/01/13	2,940,000	3,175,103
5.750% 02/01/18	1,760,000	1,871,008
Westpac Banking Corp.
4.875% 11/19/19	1,525,000	1,514,750

Banks Total		61,646,185

Diversified Financial Services – 4.4%
BP Capital Markets PLC
1.550% 08/11/11	2,920,000	2,948,739
Capital One Financial Corp.
6.750% 09/15/17	1,630,000	1,801,171
General Electric Capital Corp.
5.500% 01/08/20	3,825,000	3,902,514
John Deere Capital Corp., MTN
5.650% 07/25/11	3,080,000	3,264,378
Lehman Brothers Holdings, Inc.
4.250% 01/27/10 (d)(e)	2,960,000	699,300
5.625% 01/24/13 (d)(e)	1,750,000	413,437
PACCAR Financial Corp.
0.698% 04/05/13 (f)(g)	2,360,000	2,353,007

Diversified Financial Services Total		15,382,546

Insurance – 2.0%
Berkshire Hathaway Finance Corp.
0.376% 01/13/12 (04/13/10) (f)(h)	1,440,000	1,440,369
CNA Financial Corp.
7.350% 11/15/19	935,000	977,196
MetLife, Inc.
7.717% 02/15/19	1,660,000	1,938,319
New York Life Global Funding
4.650% 05/09/13 (a)	2,000,000	2,141,156
Prudential Financial, Inc.
7.375% 06/15/19	480,000	550,458

Insurance Total		7,047,498

Financials Total		84,076,229

Industrials – 0.7%
Aerospace & Defense – 0.4%
McDonnell Douglas Corp.
9.750% 04/01/12	1,190,000	1,372,194

Aerospace & Defense Total		1,372,194

See Accompanying Notes to Financial Statements.

9

Columbia Short-Intermediate Bond Fund

March 31, 2010

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Industrials (continued)
Transportation – 0.3%
Norfolk Southern Corp.
5.750% 04/01/18	1,105,000	1,186,071

Transportation Total		1,186,071

Industrials Total		2,558,265

Utilities – 2.8%
Electric – 2.8%
Columbus Southern Power Co.
0.657% 03/16/12 (06/16/10) (f)(h)	1,895,000	1,897,048
Dominion Resources, Inc.
5.200% 08/15/19	335,000	342,880
Pacific Gas & Electric Co.
5.625% 11/30/17	1,910,000	2,056,230
Southern Co.
5.300% 01/15/12	2,050,000	2,179,410
Virginia Electric Power
5.100% 11/30/12	3,140,000	3,417,642

Electric Total		9,893,210

Utilities Total		9,893,210

Total Corporate Fixed-Income Bonds & Notes (cost of $137,529,637)		142,081,865

Commercial Mortgage-Backed Securities – 22.1%
Bank of America Commercial Mortgage, Inc.
4.760% 11/10/39	4,350,000	4,439,744
Bear Stearns Commercial Mortgage Securities
6.480% 02/15/35	457,766	471,396
Commercial Mortgage Asset Trust
7.230% 01/17/32 (f)	2,000,000	2,209,558
7.800% 11/17/32 (04/11/10) (f)(h)	3,556,000	3,965,095
Credit Suisse First Boston Mortgage Securities Corp.
4.801% 03/15/36	3,490,000	3,636,951
Greenwich Capital Commercial Funding Corp.
5.317% 06/10/36 (f)	4,590,000	4,826,097
5.886% 07/10/38 (04/01/10) (f)(h)	2,600,000	2,650,482
GS Mortgage Securities Corp. II
4.751% 07/10/39	3,575,000	3,609,444

	Par ($)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Corp.
4.985% 01/12/37	1,765,000	1,850,323
5.440% 06/12/47	730,000	713,498
5.790% 06/12/43 (04/01/10) (f)(h)	2,501,000	2,688,183
LB-UBS Commercial Mortgage Trust
4.166% 05/15/32	3,525,000	3,603,390
6.653% 11/15/27	3,955,506	4,095,018
Morgan Stanley Dean Witter Capital I
4.740% 11/13/36	3,085,000	3,203,063
4.920% 03/12/35	750,000	780,245
5.080% 09/15/37	5,550,000	5,819,470
6.390% 07/15/33	854,991	891,116
Nomura Asset Securities Corp.
7.166% 03/15/30 (04/01/10) (f)(h)	4,025,000	4,453,315
Salomon Brothers Mortgage Securities VII
4.865% 03/18/36	3,320,000	3,463,156
Wachovia Bank Commercial Mortgage Trust
5.001% 07/15/41	1,308,520	1,323,299
5.012% 12/15/35 (f)	1,655,000	1,737,820
5.037% 03/15/42	999,997	1,042,258
5.087% 07/15/42 (04/01/10) (f)(h)	4,267,000	4,339,254
5.110% 07/15/42 (04/01/10) (f)(h)	6,150,000	6,362,189
5.230% 07/15/41 (04/01/10) (f)(h)	4,775,000	4,878,830

Total Commercial Mortgage-Backed Securities (cost of $75,219,181)		77,053,194

Government & Agency Obligations – 19.4%
U.S. Government Obligations – 19.4%
Israel Government AID Bond
(i) 05/15/18	8,355,000	5,949,754
Resolution Funding Corp. Interest STRIPS
(i) 10/15/17	3,209,000	2,380,183
U.S. Treasury Inflation Indexed Note
1.625% 01/15/18	4,126,498	4,221,601
U.S. Treasury Notes
3.125% 01/31/17	33,250,000	33,013,626
3.375% 11/15/19	9,720,000	9,379,042
4.500% 05/15/17	9,805,000	10,586,341

See Accompanying Notes to Financial Statements.

10

Columbia Short-Intermediate Bond Fund

March 31, 2010

Government & Agency Obligations (continued)

	Par ($)	Value ($)
U.S. Government Obligations (continued)
U.S. Treasury STRIPS Coupon
(i) 11/15/17	3,020,000	2,294,526

U.S. Government Obligations Total		67,825,073

Total Government & Agency Obligations (cost of $68,844,772)		67,825,073

Collateralized Mortgage Obligations – 6.2%
Agency – 6.2%
Federal Home Loan Mortgage Corp.
4.375% 04/15/15	1,150,189	1,179,276
Government National Mortgage Association
4.478% 08/16/32	2,925,000	3,049,072
4.667% 09/16/25	2,800,000	2,953,656
5.183% 05/16/28 (04/01/10) (f)(h)	10,355,000	11,098,776
5.250% 07/16/29 (04/01/10) (f)(h)	3,064,573	3,214,639

Agency Total		21,495,419

Total Collateralized Mortgage Obligations (cost of $20,303,958)		21,495,419

Asset-Backed Securities – 2.2%
Capital One Multi-Asset Execution Trust
1.330% 04/15/13 (04/15/10) (f)(h)	2,215,000	2,219,557
4.700% 06/15/15	2,665,000	2,839,234
USAA Auto Owner Trust
4.900% 02/15/12	85,146	85,916
5.070% 06/15/13	2,385,000	2,481,338

Total Asset-Backed Securities (cost of $7,316,577)		7,626,045

Mortgage-Backed Securities – 0.4%
Federal National Mortgage Association
4.680% 12/01/12	1,209,549	1,286,011
4.790% 11/01/12	106,586	111,614
Government National Mortgage Association
8.000% 05/15/23	1,243	1,429
8.500% 01/15/17	8,608	9,637
8.500% 04/15/17	5,607	6,153

Total Mortgage-Backed Securities (cost of $1,383,274)		1,414,844

Municipal Bond – 0.1%

	Par ($)	Value ($)
California – 0.1%
CA State
Series 2009,
5.250% 04/01/14	305,000	316,169

California Total		316,169

Total Municipal Bond (cost of $306,340)		316,169

Short-Term Obligation – 8.1%
Repurchase agreement with Fixed Income Clearing Corp., dated 03/31/10, due 04/01/10 at 0.000%, collateralized by a U.S. Government Agency obligation maturing 09/05/13, market value $28,801,825 (repurchase proceeds $28,233,000)	28,233,000	28,233,000

Total Short-Term Obligation (cost of $28,233,000)		28,233,000

Total Investments – 99.2% (cost of $339,136,739)(j)		346,045,609

Other Assets & Liabilities, Net – 0.8%		2,725,307

Net Assets – 100.0%		348,770,916

Notes to Investment Portfolio:

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, these securities, which are not illiquid, amounted to $2,830,299, which represents 0.8% of net assets.

(b)	Security is guaranteed by the Federal Deposit Insurance Corporation.

(c)	Investments in affiliates during the year ended March 31, 2010:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Interest Income	Value, end of period
Merrill Lynch & Co., Inc., 6.875% 04/25/18	$840,750	$—	$—	$73,906	$1,158,494

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At March 31, 2010, the value of these securities amounted to $1,112,737, which represents 0.3% of net assets.

(e)	The issuer has filed for bankruptcy protection under Chapter 11. Income is not being accrued. At March 31, 2010, the value of these securities amounted to $1,112,737, which represents 0.3% of net assets.

(f)	The interest rate shown on floating rate or variable rate securities reflects the rate at March 31, 2010.

(g)	Security purchased on a delayed delivery basis.

(h)	Parenthetical date represents the next interest rate reset date for the security.

(i)	Zero coupon bond.

(j)	Cost for federal income tax purposes is $339,136,739.

See Accompanying Notes to Financial Statements.

11

Columbia Short-Intermediate Bond Fund

March 31, 2010

The following table summarizes the inputs used, as of March 31, 2010, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Corporate Fixed-Income Bonds & Notes	$—	$142,081,865	$—	$142,081,865

Total Commercial Mortgage-Backed Securities	—	77,053,194	—	77,053,194

Total Government & Agency Obligations	59,495,136	8,329,937	—	67,825,073

Total Collateralized Mortgage Obligations	—	21,495,419	—	21,495,419

Total Asset-Backed Securities	—	7,626,045	—	7,626,045

Total Mortgage-Backed Securities	—	1,414,844	—	1,414,844

Total Municipal Bond	—	316,169	—	316,169

Total Short-Term Obligation	—	28,233,000	—	28,233,000

Total Investments	$59,495,136	$286,550,473	$—	$346,045,609

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At March 31, 2010, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	40.7
Commercial Mortgage-Backed Securities	22.1
Government & Agency Obligations	19.4
Collateralized Mortgage Obligations	6.2
Asset-Backed Securities	2.2
Mortgage-Backed Securities	0.4
Municipal Bond	0.1

91.1
Short-Term Obligation	8.1
Other Assets & Liabilities, Net	0.8

100.0

Acronym	Name
AID	U.S. Agency for Intermediate Development
MTN	Medium-Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

See Accompanying Notes to Financial Statements.

12

Statement of Assets and Liabilities – Columbia Short-Intermediate Bond Fund

March 31, 2010

		($)
Assets	Unaffiliated investments, at identified cost	338,138,585
	Affiliated investments, at identified cost	998,154

	Total investments, at identified cost	339,136,739

	Unaffiliated investments, at value	344,887,115
	Affiliated investments, at value	1,158,494

	Total investments, at value	346,045,609
	Cash	140
	Receivable for:
	Investments sold	9,983,622
	Fund shares sold	415,666
	Interest	2,729,680
	Expense reimbursement due from investment advisor	8,543
	Trustees’ deferred compensation plan	10,940
	Prepaid expenses	23,421

	Total Assets	359,217,621

Liabilities	Payable for:
	Investments purchased	6,566,073
	Investments purchased on a delayed delivery basis	2,360,000
	Fund shares repurchased	234,884
	Distributions	1,055,570
	Investment advisory fee	106,552
	Administration fee	38,078
	Transfer agent fee	11,737
	Trustees’ fees	1,100
	Pricing and bookkeeping fees	9,661
	Audit fee	29,350
	Custody fee	1,771
	Distribution and service fees	1,850
	Chief compliance officer expenses	201
	Trustees’ deferred compensation plan	10,940
	Other liabilities	18,938

	Total Liabilities	10,446,705

	Net Assets	348,770,916

Net Assets Consist of	Paid-in capital	345,699,466
	Undistributed net investment income	41,578
	Accumulated net realized loss	(3,878,998)
	Net unrealized appreciation (depreciation) on investments	6,908,870

	Net Assets	348,770,916

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities (continued) – Columbia Short-Intermediate Bond Fund

March 31, 2010

Class A	Net assets	$2,884,732
	Shares outstanding	395,643
	Net asset value per share	$7.29	(a)
	Maximum sales charge	3.25%
	Maximum offering price per share ($7.29/0.9675)	$7.53	(b)

Class C	Net assets	$1,504,224
	Shares outstanding	206,148
	Net asset value and offering price per share	$7.30	(a)

Class Z	Net assets	$344,381,960
	Shares outstanding	47,227,509
	Net asset value and offering price per share	$7.29

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $100,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

14

Statement of Operations – Columbia Short-Intermediate Bond Fund

For the Year Ended March 31, 2010

		($)
Investment Income	Interest	15,999,272
	Interest from affiliates	73,906
	Securities lending	7,570

	Total Investment Income	16,080,748

Expenses	Investment advisory fee	1,308,299
	Administration fee	466,644
	Distribution fee:
	Class C	9,108
	Service fee:
	Class A	5,534
	Class C	3,039
	Transfer agent fee	208,041
	Pricing and bookkeeping fees	105,773
	Trustees’ fees	33,190
	Custody fee	5,402
	Chief compliance officer expenses	765
	Other expenses	178,757

	Total Expenses	2,324,552

	Fees waived or expenses reimbursed by investment advisor and/or administrator	(55,450)
	Expense reductions	(14)

	Net Expenses	2,269,088

	Net Investment Income	13,811,660

Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	2,679,728
	Net change in unrealized appreciation (depreciation) on investments	20,167,659

	Net Gain	22,847,387

	Net Increase Resulting from Operations	36,659,047

See Accompanying Notes to Financial Statements.

15

Statement of Changes in Net Assets – Columbia Short-Intermediate Bond Fund

		Year Ended March 31,
Increase (Decrease) in Net Assets		2010 ($)	2009 ($)
Operations	Net investment income	13,811,660	17,074,371
	Net realized gain (loss) on investments and futures contracts	2,679,728	(5,608,398)
	Net change in unrealized appreciation (depreciation) on investments	20,167,659	(15,596,385)

	Net increase (decrease) resulting from operations	36,659,047	(4,130,412)

Distributions to Shareholders	From net investment income:
	Class A	(75,468)	(7,256)
	Class C	(32,584)	(2,998)
	Class Z	(13,705,855)	(17,099,909)
	From net realized gains:
	Class A	—	(158)
	Class C	—	(54)
	Class Z	—	(2,310,329)

	Total distributions to shareholders	(13,813,907)	(19,420,704)

	Net Capital Stock Transactions	(44,103,118)	(52,067,684)
	Increase from regulatory settlements	2,475	—

	Total decrease in net assets	(21,255,503)	(75,618,800)

Net Assets	Beginning of period	370,026,419	445,645,219
	End of period	348,770,916	370,026,419
	Undistributed net investment income at end of period	41,578	38,307

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets (continued) – Columbia Short-Intermediate Bond Fund

	Capital Stock Activity
	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	367,854	2,606,989	110,671	751,789
Distributions reinvested	9,202	66,477	1,008	6,879
Redemptions	(88,117)	(637,348)	(6,356)	(43,774)

Net increase	288,939	2,036,118	105,323	714,894

Class C
Subscriptions	150,249	1,065,146	83,008	568,446
Distributions reinvested	3,053	22,046	308	2,106
Redemptions	(24,985)	(179,279)	(6,866)	(46,753)

Net increase	128,317	907,913	76,450	523,799

Class Z
Subscriptions	11,009,445	78,582,820	10,264,770	70,878,684
Distributions reinvested	283,783	2,036,362	421,890	2,916,529
Redemptions	(17,807,593)	(127,666,331)	(18,492,341)	(127,101,590)

Net decrease	(6,514,365)	(47,047,149)	(7,805,681)	(53,306,377)

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Short-Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class A Shares	2010	2009		2008 (a)
Net Asset Value, Beginning of Period	$6.86	$7.24		$7.24

Income from Investment Operations:
Net investment income (b)	0.25	0.27		—	(c)
Net realized and unrealized gain (loss) on investments and futures contracts	0.43	(0.33)		—	(c)

Total from investment operations	0.68	(0.06)		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.25)	(0.28)		—	(c)
From net realized gains	—	(0.04)		—

Total distributions to shareholders	(0.25)	(0.32)		—	(c)

Increase from regulatory settlements	— (c)	—		—

Net Asset Value, End of Period	$7.29	$6.86		$7.24
Total return (d)(e)	9.98%	(0.82)%		0.01	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.85%	0.90%		1.00	%(h)
Interest expense	—	—	%(i)	—
Net expenses (g)	0.85%	0.90%		1.00	%(h)
Waiver/Reimbursement	0.02%	0.04%		0.05	%(h)
Net investment income (g)	3.41%	3.96%		3.44	%(h)
Portfolio turnover rate	82%	72%		109	%(f)
Net assets, end of period (000s)	$2,885	$732		$10

(a)	Class A shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Short-Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,			Period Ended March 31,
Class C Shares	2010	2009		2008 (a)
Net Asset Value, Beginning of Period	$6.87	$7.24		$7.24

Income from Investment Operations:
Net investment income (b)	0.19	0.21		—	(c)
Net realized and unrealized gain (loss) on investments and futures contracts	0.43	(0.31)		—	(c)

Total from investment operations	0.62	(0.10)		—	(c)

Less Distributions to Shareholders:
From net investment income	(0.19)	(0.23)		—	(c)
From net realized gains	—	(0.04)		—

Total distributions to shareholders	(0.19)	(0.27)		—	(c)

Increase from regulatory settlements	— (c)	—		—

Net Asset Value, End of Period	$7.30	$6.87		$7.24
Total return (d)(e)	9.15%	(1.41)%		0.01	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.60%	1.65%		1.75	%(h)
Interest expense	—	—	%(i)	—
Net expenses (g)	1.60%	1.65%		1.75	%(h)
Waiver/Reimbursement	0.02%	0.04%		0.05	%(h)
Net investment income (g)	2.68%	3.11%		2.69	%(h)
Portfolio turnover rate	82%	72%		109	%(f)
Net assets, end of period (000s)	$1,504	$534		$10

(a)	Class C shares commenced operations on March 31, 2008. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Rounds to less than $0.01 per share.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Short-Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended March 31,
Class Z Shares	2010	2009		2008 (a)	2007	2006 (b)
Net Asset Value, Beginning of Period	$6.86	$7.24		$7.10	$7.01	$7.16

Income from Investment Operations:
Net investment income (c)	0.26	0.30		0.31	0.31	0.27
Net realized and unrealized gain (loss) on investments, futures contracts and swap contracts	0.43	(0.34)		0.13	0.09	(0.12)

Total from investment operations	0.69	(0.04)		0.44	0.40	0.15

Less Distributions to Shareholders:
From net investment income	(0.26)	(0.30)		(0.30)	(0.31)	(0.28)
From net realized gains	—	(0.04)		—	—	(0.02)

Total distributions to shareholders	(0.26)	(0.34)		(0.30)	(0.31)	(0.30)

Increase from regulatory settlements	— (d)	—		—	—	—

Net Asset Value, End of Period	$7.29	$6.86		$7.24	$7.10	$7.01
Total return (e)(f)	10.26%	(0.54)%		6.42%	5.79%	2.06%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.60%	0.65%		0.75%	0.75%	0.72%
Interest expense	—	—	%(h)	—	—	—
Net expenses (g)	0.60%	0.65%		0.75%	0.75%	0.72%
Waiver/Reimbursement	0.02%	0.04%		0.05%	0.05%	0.09%
Net investment income (g)	3.70%	4.28%		4.31%	4.38%	3.74%
Portfolio turnover rate	82%	72%		109%	70%	75%
Net assets, end of period (000s)	$344,382	$368,760		$445,625	$467,276	$437,073

(a)	On March 31, 2008, Shares class of Intermediate-Term Bond Fund, a series of Excelsior Funds, Inc., was reorganized into the Fund’s Class Z shares. The financial information of Class Z includes the financial information of Intermediate-Term Bond Fund’s Shares class.

(b)	Per share data for the year ended March 31, 2006 was audited by other auditors.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Notes to Financial Statements – Columbia Short-Intermediate Bond Fund

March 31, 2010

Note 1. Organization

Columbia Short-Intermediate Bond Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation, consistent with minimal fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 3.25% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical securities

21

Columbia Short-Intermediate Bond Fund

March 31, 2010

■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time, management is evaluating the implications of the amendment and the impact to the financial statements.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (“TIPS”). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. Interest payments are based on the adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Corporate actions and dividend income are recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the

22

Columbia Short-Intermediate Bond Fund

March 31, 2010

nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended March 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for proceeds received from litigation settlements and paydown reclasses were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$5,518	$(3,043)	$(2,475)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	March 31, 2010	March 31, 2009
Distributions paid from:
Ordinary Income*	$13,813,907	$18,788,797
Long-Term Capital Gains	—	631,907

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation
$1,139,392	$—	$6,908,870

23

Columbia Short-Intermediate Bond Fund

March 31, 2010

Unrealized appreciation and depreciation at March 31, 2010, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$12,397,393
Unrealized depreciation	(5,488,523)
Net unrealized appreciation	$6,908,870

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$3,002,758
2018	876,240

Total	$3,878,998

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.35%
$1 billion to $1.5 billion	0.30%
$1.5 billion to $3 billion	0.29%
$3 billion to $6 billion	0.28%
Over $6 billion	0.27%

For the year ended March 31, 2010, the Fund’s effective investment advisory fee rate was 0.35% of the Fund’s average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009, to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise Financial”). The transaction (“Transaction”) includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close on or about April 30, 2010 (the “Closing”).

In connection with the Closing, certain changes will occur, including a change in the entities serving as the investment advisor, administrator, distributor and transfer agent of the Fund. RiverSource Investments, LLC (the “New Advisor”), a subsidiary of Ameriprise Financial, will become the investment advisor of the Fund upon the Closing. On March 3, 2010, the Fund’s shareholders approved, among other matters, the proposed investment management services agreement with the New Advisor. The New Advisor will serve as investment advisor under a new investment management services agreement effective upon the Closing. The New Advisor will change its name to Columbia Management Investment Advisers, LLC upon or shortly after the Closing. Effective upon the Closing, as the context requires, references to Columbia shall be deemed to refer to the New Advisor.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.15% of the Fund’s average daily net assets less the fees

24

Columbia Short-Intermediate Bond Fund

March 31, 2010

payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

The New Advisor will become the administrator of the Fund under a new administrative services agreement effective upon the Closing.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Among other updates to the State Street Agreements, Columbia will assign and delegate its rights and obligations thereunder to the New Advisor upon the Closing.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

The Services Agreement will be terminated upon the Closing, and the services provided thereunder will be covered under the administrative services agreement with the New Advisor.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

RiverSource Service Corporation (the “New Transfer Agent”), a subsidiary of Ameriprise Financial, will become the transfer agent of the Fund upon the Closing. The New Transfer Agent will change its name to Columbia Management Investment Services Corp. upon or shortly after the Closing.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended March 31, 2010, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”) an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended March 31, 2010, the Distributor has retained net underwriting discounts of $809 on the sale of the Fund’s Class A shares and received net CDSC fees of $- and $157 on Class A and Class C share redemptions, respectively.

25

Columbia Short-Intermediate Bond Fund

March 31, 2010

RiverSource Fund Distributors, Inc. (the “New Distributor”), a subsidiary of Ameriprise Financial, will become the distributor of the Fund upon the Closing. The New Distributor will change its name to Columbia Management Investment Distributors, Inc. upon or shortly after the Closing.

The Fund has adopted distribution and shareholder servicing plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The Plans require the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares. The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Effective August 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.55% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Prior to August 1, 2009, Columbia contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, did not exceed 0.75% annually of the Fund’s average daily net assets.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Trustees are compensated for their services to the Fund, as set forth on the Statement of Operations. The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended March 31, 2010, these custody credits reduced total expenses by $14 for the Fund.

Note 6. Portfolio Information

For the year ended March 31, 2010, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $290,301,507 and $351,891,225, respectively, of which $186,072,159 and $222,529,459, respectively, were U.S. Government securities.

Note 7. Regulatory Settlements

During the year ended March 31, 2010, the Fund received payments totaling $2,475 relating to certain regulatory settlements with third parties that the Fund had participated in during the year. The payments have been included in “Increase from regulatory settlements” on the Statement of Changes in Net Assets.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000

26

Columbia Short-Intermediate Bond Fund

March 31, 2010

and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended March 31, 2010, the Fund did not borrow under these arrangements.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Shares of Beneficial Interest

As of March 31, 2010, 88.8% of the Fund’s outstanding shares were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of March 31, 2010, no other shareholders owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by, among other factors, changes in interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, factors concerning the interests in and structure of the issuer or the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

Mortgage-Backed Securities Risk

The value of mortgage-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

27

Columbia Short-Intermediate Bond Fund

March 31, 2010

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid

28

Columbia Short-Intermediate Bond Fund

March 31, 2010

$11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Note 12. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended March 31, 2010, events and transactions through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events or transactions have occurred that would require adjustment of the financial statements as presented. On April 30, 2010, the Transaction disclosed in Note 4 closed. Effective May 1, 2010, the New Advisor became the investment advisor and administrator of the Fund and subsequently changed its name to Columbia Management Investment Advisers, LLC. On that date, the New Transfer Agent became the transfer agent of the Fund and changed its name to Columbia Management Investment Services Corp. Also on that date, the New Distributor became the distributor of the Fund and changed its name to Columbia Management Investment Distributors, Inc.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Short-Intermediate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Columbia Short-Intermediate Bond Fund, a series of Columbia Funds Series Trust I at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the year ended March 31, 2006 was audited by other auditors whose report dated May 22, 2006, expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 21, 2010

30

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds of Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal occupation(s) during past five years, number of funds in the columbia funds complex overseen by trustee, other directorships held

John D. Collins (Born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)

Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 65; Mrs. Fields

Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; CEO of Crystal River Capital, Inc. (real estate investment trust) since 2003; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 65; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 65; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 65; None

Charles R. Nelson (Born 1942)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 65; None

31

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal occupation(s) during past five years, number of funds in the columbia funds complex overseen by trustee, other directorships held

John J. Neuhauser (Born 1943)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1984)

President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of

Faculties, Boston College from August 1999 to October 2005. Oversees 65; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children’s Environmental Health Center, New York. Oversees 65; None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 65; None

Anne-Lee Verville (Born 1945)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 65; None

32

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal occupation(s) during past five years, number of funds in the columbia funds complex overseen by trustee, other directorships held

William E. Mayer[1] (Born 1940)
c/o Columbia Management Investment Advisers, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 65;

Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

33

Fund Governance (continued)

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various others affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (Born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

34

Fund Governance (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years

Colin Moore (Born 1958)
One Financial Center Boston, MA 02111 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Michael A. Jones (Born 1959)
100 Federal Street Boston, MA 02110 Senior Vice President (since 2010)	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management.

Amy Johnson (Born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Treasurer (since 2009) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Marybeth Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2010)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Investment Operations, Bank of America, from October 2008 to April 2010; Finance Manager, Boston Children’s Hospital from August 2008 to October 2008; Director, Mutual Fund Administration, Columbia Management Advisors, LLC, from May 2007 to July 2008; Vice President, Mutual Fund Valuation, Columbia Management Advisors, LLC, from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight, Columbia Management Advisors, LLC from January 2005 to January 2006.

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, from August 2008 to April 2010; Senior Tax Manager, Columbia Management Advisors, LLC from August 2006 to July 2008; Senior Compliance Manager, Columbia Management Advisors, LLC from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)
One Financial Center Boston, MA 02111 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the current advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (i) Columbia’s financial results and financial condition, (ii) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (iii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (iv) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (v) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (vi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”) and reviews materials relating to the funds’ relationships with Columbia provided by the Fee Consultant. Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the Fee Consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009.

The Board of Trustees also unanimously approved new advisory agreements (the “New Agreements”) for the funds with RiverSource Investments, LLC (to be renamed Columbia Management Investment Advisers, LLC) (“RiverSource”) at a meeting held on December 17, 2009. The New Agreements have since been approved by shareholders of the funds and are expected to take effect upon the closing of the acquisition of the long-term asset management business of Columbia by Ameriprise Financial, Inc. (“Ameriprise”), the parent company of RiverSource Investments, LLC (the “Transaction”).

The Advisory Fees and Expenses Committee met on multiple occasions to review the New Agreements for the funds. On

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December 14, 2009, the Advisory Fees and Expenses Committee recommended that the full Board approve the New Agreements. On December 17, 2009, the full Board, including a majority of the Independent Trustees, approved the New Agreements. Prior to their approval of the New Agreements, the Advisory Fees and Expenses Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, Bank of America Corp., Columbia, RiverSource and Ameriprise. In connection with their most recent approval of the Agreements (as discussed above) on October 28, 2009, the Advisory Fees and Expenses Committee and the Trustees requested and evaluated materials from Columbia, and discussed such materials with representatives of Columbia. The Advisory Fees and Expenses Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the New Agreements and other matters relating to the Transaction with representatives of Bank of America Corp., Columbia, RiverSource and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each New Agreement, as well as certain information obtained through RiverSource’s responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Advisory Fees and Expenses Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the Fee Consultant (as discussed above).

In considering whether to approve the New Agreements and to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. In particular, the Trustees considered the following matters:

Matters Relating to the Agreements and the New Agreements

The nature, extent and quality of the services provided or to be provided to the funds under the Agreements and the New Agreements. The Trustees considered the nature, extent and quality of the services provided and the resources dedicated by Columbia and its affiliates (or to be provided and dedicated by RiverSource and its affiliates) to the funds.

Among other things, the Trustees considered, with respect to Columbia and its affiliates, (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

Among other things, the Trustees considered, with respect to RiverSource and its affiliates, (i) the expected effect of the Transaction on the operations of the funds, (ii) the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, (iii) RiverSource’s compliance program and compliance record, (iv) the ability of RiverSource (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, (v) the trade execution services to be provided on behalf of the funds and (vi) the quality of RiverSource’s investment research capabilities and the other resources that it indicated it would devote to each fund. As noted above, the Trustees also considered RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams. The Trustees

37

also noted the professional experience and qualifications of the senior personnel of RiverSource. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the funds by RiverSource and its affiliates, including discussions with the funds’ Chief Compliance Officer regarding RiverSource’s compliance program. The Trustees also discussed RiverSource’s compliance program with the Chief Compliance Officer for the RiverSource funds. The Trustees also considered RiverSource’s representation that the funds’ Chief Compliance Officer would serve as the Chief Compliance Officer of RiverSource following the Transaction. The Trustees considered RiverSource’s ability to provide administrative services to the funds, noting that while some Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered RiverSource’s ability to coordinate the activities of each fund’s other service providers. The Trustees considered performance information provided by RiverSource with respect to other mutual funds advised by RiverSource, and discussed with senior executives of RiverSource its process for identifying which portfolio management teams of the legacy Columbia and RiverSource organizations would be responsible for the management of the funds following the Transaction.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the nature, extent and quality of services provided by Columbia supported the continuation of the Agreements, and that the nature, extent and quality of services expected to be provided by RiverSource supported approval of the New Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates, and the expected costs of the services to be provided and the profits expected to be realized by RiverSource and its affiliates, from their relationships with the funds. With respect to Columbia and its affiliates, the Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Short-Intermediate Bond Fund’s total expenses were in the third quintile and actual management fees were in the fourth quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

In connection with the integration of the legacy Columbia and RiverSource organizations, the Trustees considered, among other things, RiverSource’s projected annual net expense synergies (reductions in the cost of providing services to the funds), the timetable over which such synergies are expected to be realized and the extent to which any such synergies are expected to be shared with the funds. The Trustees also considered information provided by RiverSource regarding

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their respective financial conditions. The Trustees considered that RiverSource proposed to continue voluntary expense caps currently in effect for the funds and that RiverSource had undertaken not to change these caps without further discussion with the Independent Trustees.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement pertaining to that fund, and that the expected profitability to RiverSource and its affiliates from its relationship with each fund supported the approval of the New Agreements.

Economies of Scale. With respect to Columbia and its affiliates, the Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

With respect to RiverSource and its affiliates, the Trustees considered the existence of any anticipated economies of scale in the provision by RiverSource of services to each fund, to groups of related funds and to RiverSource’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the funds. The Trustees considered Ameriprise’s anticipated net expense synergies resulting from the Transaction, and considered the possibility that the funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the funds and their shareholders. The Trustees considered the potential effect of the Transaction on the distribution of the funds, and noted that the proposed management fee schedules for the funds generally contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were shared or expected to be shared with the funds supported the continuation of the Agreements and the approval of the New Agreements.

Matters Relating to the Agreements

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

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The Trustees noted that, through April 30, 2009, Columbia Short-Intermediate Bond Fund’s performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, in the second quintile for the three- and five-year periods, and in the first quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement pertaining to that fund.

Other Factors. The Trustees also considered other factors with respect to Columbia and its affiliates, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the Fee Consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Matters Relating to the New Agreements

The Trustees considered all materials that they, their legal counsel or RiverSource believed reasonably necessary to evaluate and to determine whether to approve the New Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees’ approvals included the factors set forth below:

(i)	the reputation, financial strength, regulatory histories and resources of RiverSource and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance, including an assessment of RiverSource’s compliance system by the funds’ Chief Compliance Officer;

(iii)	the qualifications of the personnel of RiverSource that would be expected to provide advisory services to each fund, including RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource, and that the process for determining the portfolio management team for each fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams;

(iv)	the terms and conditions of the New Agreements, including the differences between the New Agreements and the Agreements;

(v)	the terms and conditions of other agreements and arrangements relating to the future operations of the funds, including an administrative services agreement and a Master Services and Distribution Agreement;

(vi)	the commitment of RiverSource and Ameriprise that there would not be any diminution in the nature, quality and extent of services provided to each fund or its shareholders following closing of the Transaction;

(vii)	that the Trustees recently had completed a full annual review of the Agreements, as required by the 1940 Act, for

40

each fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each fund were sufficient to warrant their approval;

(viii)	that the advisory fee rates payable by each fund would not change;

(ix)	that RiverSource and Bank of America, and not any fund, would bear the costs of obtaining approvals of the New Agreement;

(x)	that Ameriprise and RiverSource had agreed to exercise reasonable best efforts to assure that, for a period of two years after the closing of the Transaction, there would not be imposed on any fund any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xi)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; that certain current Columbia personnel that would be integrated into RiverSource and its affiliates as a result of the Transaction also have experience in integrating fund families; and that the senior management of RiverSource following the Transaction would include certain senior executives of Columbia who are currently responsible for oversight of services provided to the funds.

Investment Advisory Fee Rates and Other Expenses. The Trustees considered the fact that the advisory fee rates payable by each fund to RiverSource under the New Agreements are the same as those currently paid by each fund to Columbia under the Agreements. The Trustees noted that in connection with their October 28, 2009 approval of the continuance of the Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each fund supported the continuation of the agreement pertaining to that fund.

The Trustees noted that in certain cases the effective advisory fee rate for a RiverSource fund was lower than the proposed investment advisory fee rate for a fund with generally similar investment objectives and strategies. The Trustees also noted that RiverSource’s investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the funds, consistent with those in the Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and RiverSource’s undertaking not to change expense caps previously implemented by Columbia with respect to the funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by RiverSource to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, RiverSource’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for RiverSource and the additional resources required to manage mutual funds effectively. In evaluating each fund’s expected advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund.

The Trustees also considered that for certain funds, certain administrative services that are provided under the Agreements would not be provided under the New Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although RiverSource had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise’s and RiverSource’s covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory fee rates and expenses of each fund supported the approval of the New Agreements.

Other Benefits to RiverSource. The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by RiverSource and its affiliates as a result of their relationships with the funds, such as the engagement of RiverSource to provide administrative services to the funds and the engagement of RiverSource’s affiliates to provide distribution and transfer agency services to the funds. The Trustees considered that the funds’ distributor, which would be an affiliate of RiverSource,

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retains a portion of the distribution fees from the funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the funds. The Trustees also considered the benefits of research made available to RiverSource by reason of brokerage commissions generated by the funds’ securities transactions, and reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that RiverSource’s profitability would be somewhat lower without these benefits.

Conclusions

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the Fee Consultant, the Trustees, including the Independent Trustees, (i) approved the continuance of each of the Agreements through October 31, 2010 and (ii) approved each New Agreement.

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Summary of Management Fee Evaluation by Independent Fee Consultant (Columbia Management Advisors, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMDI”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

[1]	CMA and CMDI are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.	Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.	The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.	The Atlantic equity Funds’ overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.	A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.

The Funds’ management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total

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expenses; four Funds are in the fifth quintile for actual management fees.

11.	The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.	The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees’ Advisory Contract Review Process

14.	The Trustees’ evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds’ management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

45

20.	CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.	In 2008, CMG’s pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a “Review Fund”) to include criteria that focus exclusively on performance. The Trustees’ supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG’s own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)	Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)	Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG’s management of these Funds.

4)	Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)	Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund

46

expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)	Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion – that Fund management fee breakpoints compared favorably with competitive fee rates – was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund’s contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)	Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year’s profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year’s practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)	Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)	Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have

47

previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully Submitted,

Steven E. Asher

48

Summary of Management Fee Evaluation by Independent Fee Consultant (RiverSource Investments, LLC)

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. December 21, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMD”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared this written evaluation of the fee negotiation process. As was the case with the last three annual reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this report.

On September 29, 2009, Ameriprise entered into an asset purchase agreement with Bank of America, N.A. and its parent, Bank of America Corporation (together, the “Bank”) pursuant to which the Bank agreed to sell certain CMG assets relating to Columbia’s long-term asset management business, including management of the Atlantic Funds (the “Transaction”).3 The Transaction if completed would result in the termination of the existing Investment Management Agreements with CMA. Therefore, the Trustees have been requested to approve and recommend to the shareholders of each Atlantic Fund new Investment Management and Sub-Advisory Agreements (together, the “Management Agreements”) with RiverSource Investments, LLC (“RI”),4 investment manager of the RiverSource Funds and a subsidiary of Ameriprise. This report is intended to fulfill the requirements of the AOD with respect to the Trustees’ consideration of the new Management Agreements.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA (or RI), nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

[1]	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or Ameriprise Financial, Inc. (“Ameriprise”), aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds.

[3]

Preliminary Response of Ameriprise to Information Request of Columbia Atlantic Board dated October 21, 2009 (hereafter, the “Preliminary Response”), p. 1. The one money market Atlantic Fund, Money Market Fund VS, was included in the Transaction because it was an integral part of CMG’s array of Funds used as investment vehicles by variable annuity and similar insurance products.

[4]

Ameriprise intends to re-brand RI with the “Columbia” name (which is one of the assets being sold in the Transaction). Preliminary Response, pp. 4-5. In the case of new Sub-Advisory Agreements, the current sub-adviser would also be a party.

49

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of the adviser’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of the adviser for like services;

5.	Costs to the adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of the adviser and its affiliates from supplying such services.

C. Data Presented to the Trustees

In considering the proposed new Management Agreements with RI, the Trustees relied in part on the data that had been prepared as part of their annual contract review process, which concluded in late October. This data remained relevant because the fees in the proposed Management Agreements were identical to the fees approved at that time. The annual review materials included a Lipper report on the performance of each Atlantic Fund compared to its peers and its benchmark, comparisons of the fees and expenses of each Atlantic Fund to similar CMG-sponsored Funds, comparable competitive funds chosen by Lipper, and institutional accounts advised by CMA, revenues, expenses, and profits of CMG from managing the Atlantic Funds, calculated both by Fund and collectively, and CMG’s views on the existence and sharing of economies of scale.

In addition, the Trustees reviewed materials specific to the proposed new Management Agreements with RI in response to requests for information made on behalf of the Trustees, including the following:

■

Performance data for the RiverSource Funds showing percentile and quartile rankings of each fund within its Lipper performance universe for periods up to five years and net returns of each fund relative to its benchmark returns. This data was arguably relevant due to the possibility that some RiverSource investment teams would be providing investment management services to certain Columbia Funds. [5]

■	tables comparing the fee schedules and effective fee rates of funds managed by CMA and RI and institutional accounts advised by the two firms.

■

extensive discussion of the process by which the various components of the two asset management businesses would be integrated including investment management, compliance, transfer agency, custody, fund accounting, and distribution.

■

information about the financial condition of Ameriprise, including its most recent annual report on Form 10-K, RI’s profit margins from managing the RiverSource Funds in 2007 and 2008, and pro forma income statements for the combined Columbia and RiverSource fund complex.

■

disclosure that certain senior CMG executives, including President Michael Jones, Chief Investment Officer Colin Moore, Head of Mutual Funds J. Kevin Connaughton, and Chief Compliance Officer Linda Wondrack would continue in analogous capacities following the consummation of the Transaction, and

■

a breakdown of the synergies RI expects to realize in the two years following the Transaction and the extent to which those potential synergies are expected to be shared with shareholders of funds advised by RI.

II. Findings

1.	Based upon my examination of the information supplied by CMG and Ameriprise in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Atlantic Funds have been negotiated with RI thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

Respectfully submitted,

Steven E. Asher

[5]

On page 20 of its Supplemental Response to the Atlantic Trustees (undated but delivered November 24, 2009), Ameriprise said that “most personnel decisions, including with respect to the portfolio management teams for the Atlantic Funds … will be made primarily by [current CMA CIO] Colin Moore using the Columbia 5P process.”

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Proxy Voting Results

On March 3, 2010, a special meeting of shareholders of Columbia Funds Series Trust I was held to consider the approval of several proposals listed in the proxy statement for the meeting. Proposal 1 and Proposal 2 were voted on at the March 3, 2010 meeting of shareholders and Proposal 3 was voted on at an adjourned meeting of shareholders held on March 31, 2010. The shareholder meeting results are as follows:

Proposal 1: A proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC (formerly, RiverSource Investments, LLC) (CMIA) was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
258,851,101	4,641,210	711,380	9,087,374

Proposal 2: A proposal authorizing CMIA to enter into and materially amend subadvisory agreements for the Fund in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
254,751,798	8,402,503	1,049,397	9,087,367

Proposal 3: Each of the nominees for trustees was elected to the Trust’s Board of Trustees, as follows:

Trustee	Votes For	Votes Withheld	Abstentions
John D. Collins	30,977,072,412	859,827,038	0
Rodman L. Drake	30,951,179,004	885,720,446	0
Douglas A. Hacker	30,989,793,279	847,106,171	0
Janet Langford Kelly	30,999,020,814	837,878,636	0
William E. Mayer	16,291,139,483	15,545,759,967	0
Charles R. Nelson	30,997,700,700	839,198,750	0
John J. Neuhauser	30,988,095,661	848,803,789	0
Jonathon Piel	30,968,801,048	868,098,402	0
Patrick J. Simpson	30,999,065,030	837,834,420	0
Anne-Lee Verville	30,996,227,913	840,671,537	0

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Important Information About This Report

Transfer Agent*

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor*

Columbia Management Investment

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor*

Columbia Management Investment Advisers, LLC

100 Federal Street

Boston, MA 02110

* As of May 1, 2010.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Short-Intermediate Bond Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing.

On April 30, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, acquired the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates, which were, prior to this acquisition, part of Bank of America. In connection with the acquisition of the long-term assets, the Columbia Funds have a new investment adviser, RiverSource Investments, LLC, which is now known as Columbia Management Investment Advisers, LLC. For those clients that use the services of a subadviser, those arrangements are continuing unless notified otherwise. RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., member FINRA, will act as the principal distributor of the Columbia Funds.

53

One Financial Center

Boston, MA 02111-2621

Columbia Short-Intermediate Bond Fund

Annual Report , March 31, 2010

©2010 Columbia Management Investment Advisers, LLC. All rights reserved.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/44308-0310 (05/10) 10/EOW1T5

Item 2.	Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John D. Collins, Douglas A. Hacker, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Collins, Mr. Hacker, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the sixteen series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2010 and March 31, 2009 are approximately as follows:

2010	2009
$471,100	$468,600

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. In fiscal year 2010, Audit Fees also include fees for the review of and provision of consent in connection with filing Form N-1A for one fund.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2010 and March 31, 2009 are approximately as follows:

2010	2009
$73,600	$73,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2010 and 2009, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended March 31, 2010 and March 31, 2009, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2010 and March 31, 2009 are approximately as follows:

2010	2009
$71,200	$74,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In fiscal year 2010, Tax Fees also include fees for the review of foreign tax filings.

During the fiscal years ended March 31, 2010 and March 31, 2009, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2010 and March 31, 2009 are approximately as follows:

2010	2009
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2010 and March 31, 2009 are approximately as follows:

2010	2009
$1,129,400	$893,100

In both fiscal years 2010 and 2009, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor. Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business and fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates.

Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended March 31, 2010 and March 31, 2009 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2010 and March 31, 2009 are approximately as follows:

2010	2009
$1,274,200	$1,040,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date May 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date May 21, 2010

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date May 21, 2010